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                                CREDIT AGREEMENT

                          Dated as of February 2, 1998,

                                      Among

                       GRAHAM PACKAGING HOLDINGS COMPANY,

                            GRAHAM PACKAGING COMPANY,

                              GPC CAPITAL CORP. I,

                            THE LENDERS NAMED HEREIN,

                             BANKERS TRUST COMPANY,

                            as Administrative Agent,

                             Syndication Agent, and

                                Collateral Agent,


                               NATIONSBANK, N.A.,

                             as Documentation Agent,


                                       and


                             BANKERS TRUST COMPANY,

                                as Fronting Bank

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

                                TABLE OF CONTENTS


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                                                                            ----



ARTICLE I
                                   DEFINITIONS ............................    3

         SECTION 1.01.Defined Terms .......................................    3
         SECTION 1.02.Terms Generally .....................................   36

ARTICLE II
                                  THE CREDITS .............................   37

         SECTION 2.01.Commitments .........................................   37
         SECTION 2.02.Loans ...............................................   37
         SECTION 2.03.Borrowing Procedure .................................   39
         SECTION 2.04.Evidence of Debt; Repaymentof Loans .................   39
         SECTION 2.05.Fees ................................................   40
         SECTION 2.06.Interest on Loans ...................................   41
         SECTION 2.07.Default Interest ....................................   42
         SECTION 2.08.Alternate Rate of Interest ..........................   42
         SECTION 2.09.Termination and Reduction of Commitments ............   42
         SECTION 2.10.Conversion and Continuation of Term Borrowings ......   43
         SECTION 2.11.Repayment of Term Borrowings ........................   45
         SECTION 2.12.Prepayment ..........................................   48
         SECTION 2.13.Reserve Requirements; Change in Circumstances .......   50
         SECTION 2.14.Change in Legality ..................................   52
         SECTION 2.15.Indemnity ...........................................   53
         SECTION 2.16.Pro Rata Treatment ..................................   53
         SECTION 2.17.Sharing of Setoffs ..................................   53
         SECTION 2.18.Payments ............................................   54
         SECTION 2.19.Taxes ...............................................   55
         SECTION 2.20.Letters of Credit ...................................   58
         SECTION 2.21.  Replacement of Lenders ............................   63

ARTICLE III
                           REPRESENTATIONS AND WARRANTIES ................... 69

         SECTION 3.01.Organization; Powers ................................   69
         SECTION 3.02.Authorization .......................................   70
         SECTION 3.03.Enforceability ......................................   70


                                       (i)

                                                                                  Page
                                                                                   ----

         SECTION 3.04.Governmental Approvals .....................................   64
         SECTION 3.05.Financial Statements .......................................   64
         SECTION 3.06.No Material Adverse Change or Material Adverse Effect ......   65
         SECTION 3.07.Title to Properties; Possession Under Leases ...............   65
         SECTION 3.08.Co-Borrower; Subsidiaries ..................................   66
         SECTION 3.09.Litigation; Compliance with Laws ...........................   66
         SECTION 3.10.Agreements .................................................   66
         SECTION 3.11.Federal Reserve Regulations ................................   67
         SECTION 3.12.Investment Company Act; Public Utility Holding Company Act .   67
         SECTION 3.13.Use of Proceeds ............................................   67
         SECTION 3.14.Tax Returns ................................................   67
         SECTION 3.15.No Material Misstatements ..................................   68
         SECTION 3.16.Employee Benefit Plans .....................................   68
         SECTION 3.17.Environmental Matters ......................................   69
         SECTION 3.18.Capitalization of Holdings and the Borrower ................   70
         SECTION 3.19.Security Documents .........................................   70
         SECTION 3.20.Location of Real Property and Leased Premises ..............   71
         SECTION 3.22.Labor Matters ..............................................   72
         SECTION 3.23.Insurance ..................................................   72
         SECTION 3.24.Representations and Warranties in Recapitalization Agreement   72

ARTICLE IV
                             CONDITIONS OF LENDING ...............................   79

         SECTION 4.01.All Credit Events ..........................................   72
         SECTION 4.02.FirstCredit Event ..........................................   73

ARTICLE V
                             AFFIRMATIVE COVENANTS ...............................   85

         SECTION 5.01.Existence; Businesses and Properties .......................   78
         SECTION 5.02.Insurance ..................................................   78
         SECTION 5.03.Taxes ......................................................   80
         SECTION 5.04.Financial Statements, Reports, etc .........................   80
         SECTION 5.05.Litigation and Other Notices ...............................   82
         SECTION 5.06.Employee Benefits ..........................................   82
         SECTION 5.07.Maintaining Records; Access to Properties and Inspections ..   83
         SECTION 5.08.Use of Proceeds ............................................   83
         SECTION 5.09.Compliance with Environmental Laws .........................   83
         SECTION 5.10.Preparation of Environmental Reports .......................   83
         SECTION 5.11.Further Assurances; Additional Mortgages ...................   84


                                      (ii)

                                                                                    Page
                                                                                     ----


         SECTION 5.12.Fiscal Year; Accounting .....................................    86
         SECTION 5.13.Dividends ...................................................    86
         SECTION 5.14.Interest Rate Protection Agreements .........................    86
         SECTION 5.15.Surveys .....................................................    86

ARTICLE VII

                               NEGATIVE COVENANTS .................................    95

         SECTION 6.01.Indebtedness ................................................    86
         SECTION 6.02.Liens .......................................................    89
         SECTION 6.03.Sale and Lease-Back Transactions ............................    92
         SECTION 6.04.Investments, Loans and Advances .............................    92
         SECTION 6.05.Mergers, Consolidations, Sales of Assets and Acquisitions ...    95
         SECTION 6.06.Dividends and Distributions .................................    96
         SECTION 6.07.Transactions with Affiliates ................................    98
         SECTION 6.08.Business of Holdings, the Borrower and their Subsidiaries ...    99
         SECTION 6.09.Limitation on Modifications of Indebtedness; Modifications of
                      Certificate of Incorporation, By-Laws and Certain Other
                      Agreements; etc .............................................   100
         SECTION 6.10.Capital Expenditures ........................................   100
         SECTION 6.11.Interest Coverage Ratio .....................................   101
         SECTION 6.12.Net Leverage Ratio ..........................................   102


ARTICLE VII .......................................................................
                               EVENTS OF DEFAULT ..................................   114
         SECTION 7.01.Events of Default ...........................................   102
         SECTION 7.02.Borrowers Right to Cure .....................................   105

ARTICLE VIII ......................................................................

                                   THE AGENTS .....................................   118

         SECTION 8.01.Appointment .................................................   106
         SECTION 8.02.Nature of Duties ............................................   107
         SECTION 8.03.Resignation by the Agents ...................................   107
         SECTION 8.04.Each Agent in its Individual Capacity .......................   107
         SECTION 8.05.Indemnification .............................................   108
         SECTION 8.06.Lack of Reliance on Agents ..................................   108

ARTICLE IX

                                 MISCELLANEOUS ....................................   121

         SECTION 9.01.Notices ............................................   108
         SECTION 9.02.Survival of Agreement ..............................   109
         SECTION 9.03.Binding Effect .....................................   109
         SECTION 9.04.Successors and Assigns .............................   109
         SECTION 9.05.Expenses; Indemnity ................................   112
         SECTION 9.06.Right of Setoff ....................................   114
         SECTION 9.07.Applicable Law .....................................   114
         SECTION 9.08.Waivers; Amendment .................................   114
         SECTION 9.08.Interest Rate Limitation ...........................   116
         SECTION 9.09.Entire Agreement ...................................   116
         SECTION 9.10.WAIVER OF JURY TRIAL ...............................   117
         SECTION 9.11.Severability .......................................   117
         SECTION 9.12.Counterparts .......................................   117
         SECTION 9.13.Headings ...........................................   117
         SECTION 9.14.Jurisdiction; Consent to Service of Process ........   117
         SECTION 9.15.Confidentiality ....................................   118
         SECTION 9.16.Release of Liens and Guarantees ....................   118
         SECTION 9.18.Limitations on Recourse ............................   119
         SECTION 9.17.Co-Borrowers Obligations ...........................   119



                            Exhibits and Schedules]

Exhibit A         Form of Assignment and Acceptance
Exhibit B         Form of Borrowing Request
Exhibit C         Form of Letter of Credit Request
Exhibit D         Form of Intellectual Property Security Agreement
Exhibit E         Form of Mortgage
Exhibit F         Form of Parent Guarantee Agreement
Exhibit G         Form of Pledge Agreement
Exhibit H         Form of Security Agreement
Exhibit I         Form of Subsidiary Guarantee Agreement
Exhibit J-1       Form of Opinion of Simpson Thacher & Bartlett
Exhibit J-2       Form of Opinion of Morgan, Lewis & Bockius


Schedule A        Pricing Adjustments
Schedule B        Lender Addresses
Schedule 2.01     Commitments
Schedule 3.05     Contingent Liabilities
Schedule 3.07(c)  Intellectual Property
Schedule 3.07(e)  Mortgaged Property Rights

                                      (iv)

Schedule 3.08     Subsidiaries
Schedule 3.09     Litigation
Schedule 3.14     Taxes
Schedule 3.17     Environmental Matters
Schedule 3.18     Capitalization
Schedule 3.19     Filing Offices
Schedule 3.20     Real Property and Leased Premises
Schedule 3.22     Labor Matters
Schedule 3.23     Insurance
Schedule 6.01     Indebtedness
Schedule 6.02     Liens
Schedule 6.04     Investments
Schedule 6.07     Transactions with Affiliates



                                      (v)

     CREDIT AGREEMENT dated as of February 2, 1998, among GRAHAM PACKAGING HOLDINGS COMPANY, a Pennsylvania limited partnership ("Holdings"), GRAHAM PACKAGING COMPANY, a Delaware limited partnership (the "Borrower"), GPC CAPITAL CORP. I, a Delaware corporation (the "Co-Borrower"), the Lenders party hereto from time to time, NATIONSBANK, N.A., as documentation agent (in such capacity, the "Documentation Agent"), BANKERS TRUST COMPANY, as administrative agent (in such capacity, the "Administrative Agent"), as syndication agent (in such capacity, the "Syndication Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, and BANKERS TRUST COMPANY, as fronting bank (in such capacity, the "Fronting Bank").

     Pursuant to or in connection with the transactions contemplated by the Recapitalization Agreement (such term and each other capitalized term used but not defined herein having the meaning given to it in Article I), (a) the Fund has formed BMP/Graham Holdings Corporation, a Delaware corporation ("Investor LP") which is wholly owned by the Fund and one or more other persons or entities (collectively with the Fund, the "Investors") which consist principally of affiliates of the Fund and members of management of Holdings and the Borrower,
(b) Investor LP, directly and through its wholly-owned subsidiary, BCP/Graham Holdings L.L.C., a Delaware limited liability company ("Investor GP"), will acquire limited and general partnership interests in Holdings, in a recapitalization transaction (the "Recapitalization"), (c) in conjunction with the Recapitalization, (i) certain assets relating to the business of Holdings (but held outside of Holdings) will be contributed to it and (ii) Holdings will contribute to the Borrower substantially all of its assets and liabilities (other than cash, to the extent such cash is to be paid out in the Transaction, and its ownership interests in CapCo II and Opco GP, but including the interests held by Holdings in other subsidiaries, and other than certain other assets satisfactory to the Agents), such that Holdings will become a holding company with the Borrower as its operating subsidiary (the "Reorganization"), (d) Holdings has organized GPC Capital Corp. II, a wholly-owned subsidiary of Holdings ("CapCo II") which is a co-obligor on the Holdings Discount Notes, and the Borrower has organized the Co-Borrower, a wholly-owned subsidiary of the Borrower, which is a co-obligor on the Senior Subordinated Notes, (e) in conjunction with the Recapitalization, the series of financing and related transactions described below will be consummated (such transactions, together with the Recapitalization, the Reorganization, the organization of CapCo II and the Co-Borrower and the other transactions described in the Recapitalization Agreement and in these recitals are collectively referred to as the "Transaction"). After giving effect to the Transaction, Investor LP will own, directly or indirectly in the aggregate approximately 85% of the issued and outstanding partnership interests in Holdings and certain of the existing Holdings Partners (collectively, the "Continuing Partners") will own, directly or indirectly, the remaining partnership interests in Holdings. The aggregate amount (for purposes of this sentence, including as a use any amount attributable to equity retained in Holdings) needed to effect the Recapitalization and the Refinancing and to pay fees and expenses in connection with the Transaction, shall not exceed $985,000,000 and the Recapitalization shall be effected substantially in accordance with the Recapitalization Agreement.

     In connection with the Recapitalization and the Refinancing, (a) the capitalization of Holdings, consisting of partnership interests to be purchased from existing partners of Holdings (the "Purchase") by Investor LP and Investor GP utilizing cash obtained by them through cash contributions to Investor LP and the retained partnership interests of the Continuing Partners (valued on the same per unit basis as the purchases made by Investor LP and Investor GP), will equal at least $245,000,000 (which purchases will occur immediately after the Redemption described below), (b) Holdings and CapCo II will issue the Holdings Discount Notes for gross proceeds of $100,000,000, (c) the Borrower and the Co-Borrower will issue the Senior Subordinated Notes for gross proceeds of $225,000,000, (d) Holdings (from distributions received from the Borrower) and the Borrower will repay certain existing Indebtedness of Holdings and its subsidiaries (the "Refinancing"), (e) the partnership interests (or portions thereof) in Holdings (which are not to be purchased or retained as described in clause (a) of this paragraph) will be redeemed (the "Redemption") by Holdings (from proceeds of the Holdings Discount Notes and, to the extent additional amounts are needed, from distributions received from the Borrower from the proceeds of the Loans and the Senior Subordinated Notes) in a manner consistent with the Recapitalization Agreement, (f) certain existing partners of Holdings will repay to Holdings approximately $21,000,000 owed under certain promissory notes, (g) certain bonuses and other cash payments will be made, and certain equity awards will be granted, to management of Holdings and its Subsidiaries and (h) costs and expenses incurred in connection with the Transaction will be paid by Holdings and the Borrower.

     The Borrower has requested the Lenders to extend credit, subject to the terms and conditions herein, in the form of (a) Tranche A Term Loans on the Closing Date, in an aggregate principal amount not in excess of $75,000,000, (b) Tranche B Term Loans on the Closing Date, in an aggregate principal amount not in excess of $175,000,000, (c) Tranche C Term Loans on the Closing Date, in an aggregate principal amount not in excess of $145,000,000, (d) Revolving Loans and Swingline Loans at any time and from time to time prior to the Revolving Credit Maturity Date, in an aggregate principal amount at any time outstanding not in excess of the difference between (i) $155,000,000 and (ii) the Revolving L/C Exposure at such time, (e) Letters of Credit, at any time and from time to time prior to the Revolving Credit Maturity Date, in an aggregate stated amount at any time outstanding not in excess of $50,000,000 and (f) Growth Capital Revolving Loans at any time and from time to time prior to the Growth Capital Maturity Date, in an aggregate principal amount at any time outstanding not in excess of $100,000,000.

     The proceeds of the Tranche A Term Loans, the Tranche B Term Loans and the Tranche C Term Loans will be used on the Closing Date, together with (a) up to $15,000,000 of the proceeds of Revolving Loans, (b) the cash obtained by Investor LP and Investor GP as described in clause (a) of the second preceding paragraph and (c) the proceeds of the issuance of the Holdings Discount Notes and Senior Subordinated Notes, solely (i) to effect the Purchase and Redemption, (ii) to effect the Refinancing and (iii) to pay related fees, expenses and other transaction costs. The proceeds of Revolving Loans (except as described above) will be used for general corporate purposes. The Letters of Credit and Swingline Loans will be used for general corporate purposes. The proceeds of the Growth Capital Revolving Loans shall be utilized by the Borrower and its Subsidiaries to make Capital Expenditures, acquisitions and investments, in each case as herein provided.

     The Lenders are willing to extend such credit to the Borrower and the Fronting Bank is willing to issue Letters of Credit for the account of the Borrower, in each case on the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows:

                                   ARTICLE I.

                                  DEFINITIONS

     SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

     "ABR Borrowing" shall mean a Borrowing comprised of ABR Loans.

     "ABR Growth Capital Revolving Loan" shall mean any Growth Capital Revolving Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.

     "ABR Loan" shall mean any ABR Term Loan, ABR Revolving Loan, ABR Growth Capital Revolving Loan or Swingline Loan.

     "ABR Margin" shall mean for Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Revolving Loans, Growth Capital Revolving Loans and Swingline Loans, the rate per annum set forth under the relevant column heading opposite such Loans as set forth on Schedule A hereto.

     "ABR Revolving Loan" shall mean any Revolving Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.

     "ABR Term Borrowing" shall mean a Borrowing comprised of ABR Term Loans.

     "ABR Term Loan" shall mean any Term Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.

     "Additional Mortgage" shall have the meaning provided in Section 5.11(b).

     "Additional Mortgaged Property" shall have the meaning provided in Section 5.11(b).

     "Adjusted LIBO Rate" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the product of (a) the LIBO Rate in effect for such Interest Period and (b) Statutory Reserves, if any.

     "Administrative Agent" shall have the meaning given such term in the introductory paragraph of this Agreement.

     "Administrative Agent Fees" shall have the meaning given such term in
Section 2.05(c).

     "Affiliate" shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified.

     "Agents" shall mean each of the Administrative Agent, Syndication Agent, Collateral Agent and Documentation Agent.

     "Aggregate Revolving Credit Exposure" shall mean the aggregate amount of the Lenders' Revolving Credit Exposures.

     "Alternate Base Rate" shall mean, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate, including the failure of the Federal Reserve Bank of New York to publish rates or the inability of the Administrative Agent to obtain quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

     "Applicable Percentage" of any Revolving Credit Lender at any time shall mean the percentage of the Total Revolving Credit Commitment represented by such Lender's Revolving Credit Commitment. In the event the Revolving Credit Commitments shall have expired or been terminated, the Applicable Percentages shall be determined on the basis of the Revolving Credit Commitments most recently in effect, but giving effect to any assignments pursuant to Section 9.04.

     "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Administrative Agent and the Borrower, in the form of Exhibit A or such other form as shall be approved by the Administrative Agent.

     "Available Growth Capital Commitment" for any Lender shall mean, at any time, the Growth Capital Commitment of such Lender as then in effect less such Lender's Growth Capital Percentage of the amount of the Blocked Commitment, if any, at such time.

     "Available Investment Basket Amount" shall mean, on any date of determination, an amount equal to (i) the Cumulative Retained Excess Cash Flow Amount on such date (after giving effect to all prior and contemporaneous reductions thereto), plus (ii) the Cumulative Retained Net Proceeds Amount on such date, plus (iii) the amount of funds theretofore received after the Closing Date which, if not spent as described in the parenthetical below in this clause
(iii), would have constituted Net Proceeds under clause (a) of the definition thereof (but which will not constitute such Net Proceeds pursuant to the first proviso to said clause (a) as a result of the use of such funds to make payments in connection with investments pursuant to Sections 6.04(k) and (l)), minus (iv) any amounts used to make investments pursuant to clause (x) of the proviso to
Section 6.01(j), clause (x) of the proviso to Section 6.04(k) and/or clause (x) of the proviso to Section 6.04(n) after the Closing Date and on or prior to such date, and minus (v) any amounts used to make Permitted Business Acquisitions after the Closing Date and on or prior to such date pursuant to clause (z) of the proviso to the definition of Permitted Business Acquisition Amount.

     "Blocked Commitment" shall mean an amount which initially shall be $100,000,000 and which shall be reduced on each date after the Closing Date on which Designated Capital Contributions are made by the amount of Designated Capital Contributions made on such date.

     "Board" shall mean the Board of Governors of the Federal Reserve System of the United States.

     "Borrower" shall have the meaning given such term in the introductory paragraph of this Agreement.

     "Borrower Partners" means, at any time, each person which is a partner of the Borrower from time to time pursuant to and in accordance with the terms of the partnership agreement in respect of the Borrower.

     "Borrowing" shall mean a group of Loans of a single Type under a single Tranche of Loans and made on a single date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

     "Borrowing Request" shall mean a request by the Borrower in accordance with the terms of Section 2.03 and substantially in the form of Exhibit B.

     "Business Day" shall mean any day other than a Saturday, Sunday or day on which banks in New York City are authorized or required by law to close; provided, however, that when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in Dollar deposits in the London interbank market.

     "Capital Expenditures" shall mean, for any person in respect of any period, the aggregate of all expenditures incurred by such person during such period that, in accordance with GAAP, are or should be included in "additions to property, plant or equipment" or similar items reflected in the statement of cash flows of such person (which shall in any event exclude investments made pursuant to Section 6.04 (exclusive of clause (r) thereof)); provided, however, that Capital Expenditures for the Borrower and its Subsidiaries shall not include (a) expenditures to the extent they are made with the proceeds of the issuance of Equity Interests (other than Designated Capital Contributions) of Holdings after the Closing Date or with funds that would have constituted Net Proceeds under clause (a) of the definition of the term "Net Proceeds" (but which will not constitute Net Proceeds as a result of the first two provisos to said clause (a)), (b) expenditures of proceeds of insurance settlements, condemnation awards and other settlements in respect of lost, destroyed, damaged or condemned assets, equipment or other property to the extent such expenditures are made to replace or repair such lost, destroyed, damaged or condemned assets, equipment or other property or otherwise to acquire assets or properties useful in the business of the Borrower and the Subsidiaries within 12 months of receipt of such proceeds, (c) interest capitalized during such period, (d) expenditures that are accounted for as capital expenditures of such person and that actually are paid for by a third party (excluding Holdings or any Subsidiary thereof) and for which neither Holdings nor any Subsidiary thereof has provided or is required to provide or incur, directly or indirectly, any consideration or obligation to such third party or any other person (whether before, during or after such period) or (e) the book value of any asset owned by such person prior to or during such period to the extent that such book value is included as a capital expenditure during such period as a result of such person reusing or beginning to reuse such asset during such period without a corresponding expenditure actually having been made in such period, provided that any expenditure necessary in order to permit such asset to be reused shall be included as a Capital Expenditure during the period that such expenditure actually is made and such book value shall have been included in Capital Expenditures when such asset was originally acquired.

     "Capital Lease Obligations" of any person shall mean the obligations of such person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP and, for purposes hereof, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

     "Cash Interest Expense" shall mean, with respect to the Borrower and its Subsidiaries on a consolidated basis for any period, Interest Expense for such period (but in any event excluding interest expense of Holdings and CapCo II with respect to the Holdings Discount Notes), less the sum of (a) pay-in-kind Interest Expense, (b) to the extent included in Interest Expense, the amortization of any financing fees paid by, or on behalf of, the Borrower or any of its Subsidiaries, including such fees paid in connection with the Transaction (including any such fees paid by Holdings from the proceeds of distributions from the Borrower), (c) the amortization of debt discounts, if any, or fees in respect of Interest Rate Protection Agreements and (d) gross interest income of the Borrower and its Subsidiaries for such period.

     "CERCLA" shall have the meaning given such term in the definition of the term "Environmental Law".

     "Change in Control" shall be deemed to have occurred if, subsequent to the Closing Date (i) prior to the IPO Reorganization (a) Holdings should fail to own directly, beneficially and of record (except that 1% may be owned indirectly through Opco GP), free and clear of any and all Liens (other than Liens in favor of the Collateral Agent pursuant to the Pledge Agreement), 100% of the issued and outstanding Equity Interests of the Borrower; (b) Holdings should fail to own directly, beneficially and of record, free and clear of any and all Liens (other than liens in favor of the Collateral Agent pursuant to the Pledge Agreement), 100% of the issued and outstanding Equity Interests of Opco GP; (c) the Designated Persons shall cease to be able to elect or designate the managing general partner of Holdings; (d) the Designated Persons or any combination of Designated Persons shall cease to own beneficially, directly or indirectly, aggregate Equity Interests representing at least 51% of the ordinary voting power represented by the issued and outstanding Equity Interests of the managing general partner of Holdings; or (e) the Designated Persons or any combination of Designated Persons shall cease to own beneficially, directly or indirectly, the aggregate Equity Interests representing at least 51% of the aggregate common economic interests represented by the issued and outstanding Equity Interests of Holdings; (ii) from and after the IPO Reorganization (a) Holdings shall fail to own directly, beneficially and of record (except that 1% may be owned indirectly through Opco GP so long as Opco GP is a direct Wholly Owned Subsidiary of Holdings), free and clear of any and all liens (other than Liens in favor of the Collateral Agent pursuant to Pledge Agreement) 100% of the issued and outstanding Equity Interests in the Borrower; or (b) any person or group (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 as in effect on the date hereof), other than management of Holdings or the Borrower, shall own beneficially, directly or indirectly, in the aggregate Equity Interests representing a greater percentage of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Holdings than the aggregate ordinary voting power at such time represented by the issued and outstanding Equity Interests of Holdings owned beneficially, directly or indirectly, by the Fund and Fund Affiliates (excluding, for this purpose, from the definition of Fund Affiliates management of Holdings and the Borrower), (iii) at any time both (x) management of Holdings or the Borrower shall own beneficially, directly or indirectly, in the aggregate Equity Interests representing a greater percentage of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Holdings than the aggregate ordinary voting power at such time represented by the issued and outstanding Equity Interests of Holdings owned beneficially, directly or indirectly, by the Fund and Fund Affiliates (excluding, for this purpose, from the definition of Fund Affiliates management of Holdings and the Borrower), and (y) the Fund and Fund Affiliates shall fail to own beneficially, directly or indirectly, in the aggregate Equity Interests representing at least one-half the percentage of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Holdings owned by the Fund and Fund Affiliates (excluding, for this purpose, from the definition of Fund Affiliates management of Holdings and the Borrower) on the Closing Date; or (iv) a "Change in Control" shall occur under the Senior Subordinated Note Indenture or the Holdings Discount Note Indenture.

     "Charges" shall have the meaning provided in Section 9.09.

     "Closing Date" shall mean a single date (which shall in no event be later than March 31, 1998) on which the initial Borrowing or issuance of a Letter of Credit occurs hereunder.

     "Co-Borrower" shall have the meaning given such term in the introductory paragraph of this Agreement.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Collateral" shall mean all the "Collateral" as defined in any Security Document and shall also include the Mortgaged Properties.

     "Collateral Agent" shall have the meaning given such term in the introductory paragraph of this Agreement.

     "Commercial Letter of Credit" shall mean a commercial documentary Letter of Credit under which the Fronting Bank agrees to make payments in Dollars for the account of the Borrower, on behalf of the Borrower or a Subsidiary of the Borrower, in respect of obligations of the Borrower or such Subsidiary in connection with the purchase of goods or services.

     "Commitment Fee" shall have the meaning given such term in Section 2.05(a).

     "Commitments" shall mean, with respect to any Lender, such Lender's Revolving Credit Commitment, Growth Capital Commitment, Term Commitments and Swingline Loan Commitment and, with respect to any Fronting Bank, its Revolving L/C Commitment.

     "Consolidated Net Income" means, with respect to any person for any period, the aggregate of the Net Income of such person and its Subsidiaries for such period, on a consolidated basis; provided, however, that (i) any net after-tax extraordinary gains or losses (less all fees and expenses relating thereto) shall be excluded, (ii) any increase in the cost of sales or other incremental expenses resulting from purchase accounting in relation to any acquisition, net of taxes, shall be excluded, (iii) Consolidated Net Income for such period shall not include the cumulative effect of a change in accounting principles during such period, (iv) any net after-tax income (loss) from discontinued operations and any net after-tax gains or losses on disposal of discontinued operations shall be excluded, (v) any net after-tax gains or losses (less all fees and expenses relating thereto) attributable to asset dispositions other than in the ordinary course of business (as determined in good faith by Holdings or the Borrower) shall be excluded, (vi) the Net Income for such period of any person that is not a Subsidiary, or that is accounted for by the equity method of accounting, shall be included only to the extent of the amount of dividends or distributions or other payments paid in cash (or to the extent converted into cash) to the referent person or a Subsidiary thereof in respect of such period,
(vii) the Net Income of any person acquired in a pooling of interests transaction shall not be included for any period prior to the date of such acquisition, (viii) the Net Income for such period of any Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of its Net Income is not at the date of determination permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule, or governmental regulation applicable to that Subsidiary or its stockholders, unless such restriction with respect to the payment of dividends or in similar distributions has been legally waived and (ix) Consolidated Net Income for such period shall be decreased by the amount of all payments made during such period pursuant to Sections 6.06(c) and (e).

     "Continuing Partners" shall have the meaning given such term in the preamble to this Agreement.

     "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and "Controlling" and "Controlled" shall have meanings correlative thereto.

     "Credit Event" shall have the meaning given such term in Article IV.

     "Cumulative Retained Excess Cash Flow Amount" shall mean, at any date, an amount, not less than zero, determined on cumulative basis equal to (x) the amount of Excess Cash Flow for all Excess Cash Flow Periods ending after the Closing Date which is not (and, in the case of any Excess Cash Flow Period where the respective required date of prepayment has not yet occurred pursuant to
Section 2.12(d), will not on such date of required prepayment be) required to be applied in accordance with Section 2.12(d) minus (y) the aggregate amount of Capital Expenditures made on or prior to such date pursuant to Section 6.10(c)(ii).

     "Cumulative Retained Net Proceeds Amount" shall mean (x) the aggregate amount of proceeds received after the Closing Date which would have constituted Net Proceeds pursuant to clause (a) of the definition thereof except for the operation of the second proviso to said clause (a), plus (y) at any time after the first date upon which the ABR Margin and the LIBOR Margin are determined by reference to Level 6, 7 or 8 as set forth on Schedule A, that amount which, as of the date of determination of the Cumulative Retained Net Proceeds Amount, equals the amount which would have constituted Net Proceeds received after the Closing Date, but which did not constitute Net Proceeds, because of (and to the extent of) the operation of the last sentence of the definition of Net Proceeds contained herein, minus (z) the aggregate amount of Capital Expenditures made on or prior to such date pursuant to Section 6.10(a)(iii).

     "Cure Amount" shall have the meaning provided in Section 7.02.

     "Cure Right" shall have the meaning provided in Section 7.02.

     "Current Assets" shall mean, with respect to the Borrower and its Subsidiaries on a consolidated basis at any date of determination, all assets (other than cash and Permitted Investments or other cash equivalents) that would, in accordance with GAAP, be classified on a consolidated balance sheet of the Borrower and its Subsidiaries as current assets at such date of determination.

     "Current Liabilities" shall mean, with respect to the Borrower and its Subsidiaries on a consolidated basis at any date of determination, all liabilities that would, in accordance with GAAP, be classified on a consolidated balance sheet of the Borrower, and its Subsidiaries as current liabilities at such date of determination, other than (a) the current portion of long-term debt, (b) accruals of Interest Expense (excluding Interest Expense that is due and unpaid), (c) Revolving Loans, Growth Capital Revolving Loans or Swingline Loans classified as current, (d) loans of Foreign Subsidiaries of the Borrower classified as current, (e) accruals, if any, of transaction costs resulting from the Transaction, (f) accruals of any costs or expenses related to severance or termination of employees prior to the date hereof and (g) accruals for add-backs to EBITDA included in clauses (e)-(j) of the definition thereof.

     "Debt Service" shall mean, with respect to the Borrower and its Subsidiaries on a consolidated basis for any period, Cash Interest Expense for such period plus scheduled principal amortization of Total Debt for such period (whether or not such payments are made).

     "Default" shall mean any event or condition that upon notice, lapse of time or both would constitute an Event of Default.

     "Defaulting Lender" shall mean any Lender with respect to which a Lender Default is in effect.

     "Designated Capital Contributions" shall mean common equity contributions made by the Designated Investor LP Investors to the Investor LP (which equity contributions are, in turn, contributed by Investor LP to the equity of Holdings, which, in turn, contributes such amounts to the Borrower) the proceeds of which are used by the Borrower, together with an equal amount of Growth Capital Revolving Loans, to make Capital Expenditures pursuant to Section 6.10(c)(i) and/or acquisitions and investments pursuant to Sections 6.04(j),
(k), (l) and (n). In no event shall any amounts contributed pursuant to the exercise of Cure Rights pursuant to Section 7.02 be deemed to constitute (in whole or in part) Designated Capital Contributions.

     "Designated Investor LP Investors" shall mean the Fund, Fund Affiliates, management of Holdings and the Borrower on the Closing Date, any other entity holding direct or indirect Equity Interests in Holdings on the Closing Date and any other person approved by the Agents.

     "Designated Persons" shall mean, collectively, (w) the Fund, (x) Fund Affiliates, (y) members of management of Holdings or the Borrower holding voting interests of Holdings or Investor LP or options to acquire such interests on the Closing Date and (z) holders of Equity Interests for whom Holdings, Investor LP, the Fund or Fund Affiliates (which are not themselves operating companies) have the power to vote.

     "Dollars" or "$" shall mean lawful money of the United States of America.

     "Documentation Agent" shall have the meaning given such term in the introductory paragraph of this Agreement.

     "EBITDA" shall mean, with respect to the Borrower and its Subsidiaries on a consolidated basis for any period, the Consolidated Net Income of the Borrower and its Subsidiaries for such period plus (in each case without duplication and to the extent the respective amounts described in items (a) through (i) below reduced such Consolidated Net Income for the respective period for which EBITDA is being determined) (a) provision for taxes based on income or profits of the Borrower and its Subsidiaries and Permitted Tax Amount Distributions made by the Borrower for such period, plus (b) Interest Expense of the Borrower and its Subsidiaries for such period, plus (c) depreciation and amortization expense of the Borrower and its Subsidiaries for such period, plus (d) any fees, expenses or charges related to any equity offering, investments permitted hereunder, acquisition or recapitalization or Indebtedness permitted to be incurred hereunder (whether or not successful) and fees, expenses or charges related to the transactions contemplated by the Recapitalization Agreement (including fees to the Fund and Fund Affiliates), plus (e) the amount of any non-recurring charges (including any one-time costs incurred in connection with acquisitions after the Closing Date), plus (f) any other non-cash charges (excluding any such charge which requires an accrual of a cash reserve for anticipated cash charges for any future period), plus (g) the amount of any minority interest expense, plus (h) special charges and unusual items during any period ending on or prior to the second anniversary of the Closing Date not to exceed $15.0 million in the aggregate, plus (i) the amount of management, consulting monitoring and advisory fees paid to the Fund and its Affiliates during such period not to exceed $1.0 million during any four quarter period less, without duplication, (j) non-cash items increasing Consolidated Net Income of the Borrower and its Subsidiaries for such period (excluding any items which represent the reversal of any accrual of, or cash reserve for, anticipated cash charges in any prior period).

     "Eligible Transferee" shall mean and include a commercial bank, financial institution, fund that invests in loans or extensions of credit of the types made pursuant to this Agreement or any other "accredited investor" (as defined in regulation D of the Securities Act of 1933, as amended).

     "Employee Equity Sales" shall have the meaning given such term in the definition of the term Net Proceeds.

     "environment" shall mean ambient air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata, the workplace or as otherwise defined in any Environmental Law.

     "Environmental Claim" shall mean any written accusation, allegation, notice of violation, claim, demand, order, directive, cost recovery action or other cause of action by, or on behalf of, any Governmental Authority or any person for damages, injunctive or equitable relief, personal injury (including sickness, disease or death), Remedial Action costs, tangible or intangible property damage, natural resource damages, nuisance, pollution, any adverse effect on the environment caused by any Hazardous Material, or for fines, penalties or restrictions, resulting from or based upon: (a) the threat, the existence, or the continuation of the existence of a Release (including sudden or non-sudden, accidental or non-accidental Releases); (b) exposure to any Hazardous Material; (c) the presence, use, handling, transportation, storage, treatment or disposal of any Hazardous Material; or (d) the violation or alleged violation of any Environmental Law or Environmental Permit.

     "Environmental Law" shall mean any and all applicable current and future treaties, laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the treatment, storage, disposal, Release or threatened Release of any Hazardous Material or to human health or safety, including the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1801 et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. ss. 9601 et seq. ("CERCLA"), the Solid Waste Disposal Act, as amended, 42 U.S.C. ss. 6901 et seq., the Federal Water Pollution Control Act, as amended, 33 U.S.C. ss. 1251 et seq., the Clean Air Act of 1970, as amended, 42 U.S.C. ss. 7401 et seq., the Toxic Substances Control Act of 1976, 15 U.S.C. ss. 2601 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. ss. 11001 et seq., the National Environmental Policy Act of 1975, 42 U.S.C. ss. 4321 et seq., the Safe Drinking Water Act of 1974, as amended, 42 U.S.C. ss. 300(f) et seq., and any similar or implementing state, local or foreign law, and all amendments or regulations promulgated under any of the foregoing.

     "Environmental Permit" shall mean any permit, approval, authorization, certificate, license, variance, filing or permission required by or from any Governmental Authority pursuant to any Environmental Law.

     "Equity Interests" of any person shall mean any and all shares, interests, rights to purchase, warrants, options, participation or other equivalents of or interests in (however designated) equity of such person, including any preferred stock, any limited or general partnership interest and any limited liability company membership interest, but excluding any debt securities convertible into such equity.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

     "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

     "Eurodollar Borrowing" shall mean a Borrowing comprised of Eurodollar
Loans.

     "Eurodollar Growth Capital Revolving Loan" shall mean any Growth Capital Revolving Loan bearing interest at a rate determined by reference to the Adjusted LIBO rate in accordance with the provisions of Article II.

     "Eurodollar Loan" shall mean any Eurodollar Term Loan, Eurodollar Revolving Loan or Eurodollar Growth Capital Revolving Loan.

     "Eurodollar Revolving Loan" shall mean any Revolving Loan bearing interest at a rate determined by reference to the Adjusted LIBO Rate in accordance with the provisions of Article II.

     "Eurodollar Term Borrowing" shall mean a Borrowing comprised of Eurodollar Term Loans.

     "Eurodollar Term Loan" shall mean any Term Loan bearing interest at a rate determined by reference to the Adjusted LIBO Rate in accordance with the provisions of Article II.

     "Event of Default" shall have the meaning given such term in Article VII.

     "Excess Amount" shall have the meaning provided in Section 2.12(f).

     "Excess Cash Flow" shall mean, with respect to the Borrower and its Subsidiaries on a consolidated basis for any Excess Cash Flow Period, EBITDA of the Borrower and its Subsidiaries on a consolidated basis for such Excess Cash Flow Period, minus, without duplication, (a) Debt Service for such Excess Cash Flow Period, (b) any voluntary prepayments of Term Loans during the period beginning on April 1 of such Excess Cash Flow Period and ending on March 31 of the immediately succeeding Excess Cash Flow Period and any permanent voluntary reductions to the Revolving Credit Commitments and/or the Growth Capital Commitments, in each case to the extent that an equal amount of the Revolving Loans or Growth Capital Revolving Loans, as the case may be, simultaneously is repaid, in each case so long as such amounts are not already reflected in Debt Service, (c) (i) Capital Expenditures by the Borrower and its Subsidiaries on a consolidated basis during such Excess Cash Flow Period (excluding Capital Expenditures made in such Excess Cash Flow Period where a certificate in the form contemplated by the following clause (d) was previously delivered) that are paid in cash and (ii) the aggregate consideration paid in cash during such Excess Cash Flow Period, in respect of Permitted Business Acquisitions and other investments permitted hereunder (less any amounts received in respect thereof as a return of capital), (d) Capital Expenditures that the Borrower or any Subsidiary of the Borrower shall, during such Excess Cash Flow Period, become obligated to make but that are not made during such Excess Cash Flow Period, provided that the Borrower shall deliver a certificate to the Administrative Agent not later than 90 days after the end of such Excess Cash Flow Period of the Borrower, signed by a Responsible Officer of the Borrower and certifying that such Capital Expenditures and the delivery of the related equipment will be made in the following Excess Cash Flow Period, (e) taxes paid in cash by the Borrower and its Subsidiaries on a consolidated basis during such Excess Cash Flow Period or which are paid during the respective Excess Cash Flow Period or will be paid within six months after the close of such Excess Cash Flow Period (provided that any amount so deducted which will be paid after the close of such Excess Cash Flow Period shall not be deducted again in a subsequent Excess Cash Flow Period) and for which reserves have been established, including income tax expense and withholding tax expense incurred in connection with cross-border transactions involving its Foreign Subsidiaries, (f) without duplication of the preceding clause (e), Permitted Tax Amount Distributions which are paid during the respective Excess Cash Flow Period or will be paid within six months after the close of such Excess Cash Flow Period (provided that any amount so deducted which will be paid after the close of such Excess Cash Flow Period shall not be deducted again in a subsequent Excess Cash Flow Period), (g) an amount equal to any increase in Working Capital of the Borrower and its Subsidiaries for such Excess Cash Flow

Period, (h) to the extent not deducted in determining EBITDA, monitoring and management fees paid to the Fund and/or any of its Affiliates or the Fund Affiliates and annual fees paid to Graham Family Growth Partnership and its Affiliates during such Excess Cash Flow Period, (i) cash expenditures made in respect of Interest Rate Protection Agreements and Other Hedging Agreements during such Excess Cash Flow Period, to the extent not reflected in the computation of EBITDA or Interest Expense, (j) permitted dividends or distributions (excluding Permitted Tax Amount Distributions, which are covered in clause (f) above) or repurchases of its Equity Interests paid in cash by Holdings or the Borrower during such Excess Cash Flow Period and permitted dividends paid by any Subsidiary of the Borrower to any person other than the Borrower or any of the Borrower's other Subsidiaries during such Excess Cash Flow Period, in each case in accordance with Section 6.06, (k) amounts paid in cash during such Excess Cash Flow Period on account of items that were accounted for as noncash reductions of Consolidated Net Income of the Borrower and its Subsidiaries in the current or a prior period, (l) special charges or any extraordinary or nonrecurring loss paid in cash during such Excess Cash Flow Period, (m) to the extent not deducted in the computation of Net Proceeds in respect of any asset disposition or condemnation giving rise thereto, mandatory prepayments of Indebtedness (other than Indebtedness created hereunder or under any other Loan Document) and (n) to the extent included in determining EBITDA, all items that did not result from a cash payment to the Borrower and its Subsidiaries on a consolidated basis during such Excess Cash Flow Period plus, without duplication, (i) an amount equal to any decrease in Working Capital for such Excess Cash Flow Period, (ii) all proceeds received during such Excess Cash Flow Period of Capital Lease Obligations, purchase money Indebtedness, Sale and Lease-Back Transactions pursuant to Section 6.03 and any other Indebtedness, in each case to the extent used to finance any Capital Expenditure (other than Indebtedness under this Agreement to the extent there is no corresponding deduction to Excess Cash Flow above in respect of the use of such Borrowings),
(iii) all amounts referred to in (c) above to the extent funded with the proceeds of the issuance of Equity Interests of, or capital contributions to, Holdings after the Closing Date (to the extent not previously used to prepay Indebtedness (other than Revolving Loans, Growth Capital Revolving Loans or Swingline Loans), make any investment or capital expenditure or otherwise for any purpose resulting in a deduction to Excess Cash Flow in any prior Excess Cash Flow Period) or any amount that would have constituted Net Proceeds under clause (a) of the definition of the term "Net Proceeds" if not so spent, in each case to the extent there is a corresponding deduction to Excess Cash Flow above,
(iv) to the extent any permitted Capital Expenditures and the corresponding delivery of equipment referred to in (d) above do not occur in the Excess Cash Flow Period of the Borrower specified in the certificate of the Borrower provided pursuant to (d) above, such amounts of Capital Expenditures that were not so made in the Excess Cash Flow Period of the Borrower specified in such certificates, (v) cash payments received in respect of Interest Rate Protection Agreements during such Excess Cash Flow Period to the extent not (A) included in the computation of EBITDA or (B) reducing Cash Interest Expense, (vi) any extraordinary or nonrecurring gain realized in cash during such Excess Cash Flow Period (except to the extent such gain is subject to Section 2.12(c)), (vii) to the extent deducted in the computation of EBITDA, interest income and (viii) to the extent subtracted in determining EBITDA, all items that did not result from a cash payment by the Borrower and its Subsidiaries on a consolidated basis during such Excess Cash Flow Period.

     "Excess Cash Flow Period" shall mean (i) the period taken as one accounting period from the Closing Date and ending on December 31, 1998 and (ii) each fiscal year of the Borrower ended thereafter.

     "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

     "Fees" shall mean the Commitment Fees, the L/C Participation Fees, the Fronting Bank Fees and the Administrative Agent Fees.

     "Financial Officer" of any person shall mean the chief financial officer, principal accounting officer, Treasurer, Assistant Treasurer or Controller of such person.

     "Financial Performance Covenants" means the covenants of Holdings and the Borrower set forth in Sections 6.11 and 6.12.

     "Flow-through Entity" shall have the meaning given such term in the definition of Permitted Tax Amount Distributions.

     "Foreign Subsidiary" shall mean, for any person, each Subsidiary of such person that is incorporated or organized under the laws of any jurisdiction other than the United States of America, any state thereof, the United States Virgin Islands or Puerto Rico.

     "Fronting Bank" shall have the meaning given such term in the introductory paragraph of this Agreement.

     "Fronting Bank Fees" shall have the meaning given to such term in Section 2.05(b).

     "Fund" shall mean Blackstone Capital Partners III Merchant Banking Fund L.P., a Delaware limited partnership, and Blackstone Offshore Capital Partners III L.P., a Delaware limited partnership.

     "Fund Affiliates" shall mean each Affiliate of the Fund that is not an operating company or Controlled by an operating company and each general partner of the Fund or any Fund Affiliate who is a partner or employee of The Blackstone Group L.P.

     "GAAP" shall mean generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis (provided that, at their option, Holdings and its Subsidiaries may capitalize repair and maintenance expenses in connection with their capital assets, so long as such capitalization is done on a consistent basis for all periods ended after the Closing Date, except for such period as is reasonably necessary to implement the change described above in this parenthetical).

     "Governmental Authority" shall mean any federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body or, in the case of references to "Governmental Authority" in Article II and Sections
9.04 and 9.16, the National Association of Insurance Commissioners.

     "Growth Capital Borrowing" shall mean a Borrowing comprised of Growth Capital Revolving Loans.

     "Growth Capital Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make Growth Capital Revolving Loans hereunder as set forth in Section 2.01(c) or in the Assignment and Acceptance pursuant to which such Lender assumed its Growth Capital Commitment, as applicable, as the same may be reduced from time to time pursuant to Section 2.09 and pursuant to assignments by such Lender pursuant to Section 9.04.

     "Growth Capital Exposure" shall mean, with respect to any Lender at any time, the aggregate principal amount at such time of all outstanding Growth Capital Revolving Loans of such Lender.

     "Growth Capital Lender" shall mean a Lender with a Growth Capital
Commitment.

     "Growth Capital Maturity Date" shall mean January 31, 2004.

     "Growth Capital Percentage" of any Growth Capital Lender at any time shall mean the percentage of the Total Growth Capital Commitment represented by such Lender's Growth Capital Commitment.

     "Growth Capital Revolving Loans" shall mean the revolving loans made by the Lenders to the Borrower pursuant to Section 2.01(c). Each Growth Capital Revolving Loan shall be a Eurodollar Growth Capital Revolving Loan or an ABR Growth Capital Revolving Loan.

     "Guarantee" of or by any person shall mean (a) any obligation, contingent or otherwise, of such person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay or otherwise) or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (ii) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or (iv) entered into for the purpose of assuring in any other manner the holders of such Indebtedness of the payment thereof or to protect such holders against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such person securing any Indebtedness of any other person, whether or not such Indebtedness is assumed by such person; provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement.

     "Guarantee Agreements" shall mean the Parent Guarantee Agreement and the Subsidiary Guarantee Agreement.

     "Guarantors" shall mean Holdings and the Subsidiary Guarantors.

     "Hazardous Materials" shall mean any material meeting the definition of a "hazardous substance" in CERCLA 42 U.S.C. ss. 9601(14) and all explosive or radioactive substances or wastes; hazardous or toxic substances or wastes; pollutants; solid, liquid or gaseous wastes, including petroleum, petroleum distillates or fractions or residues, asbestos or asbestos containing materials, polychlorinated biphenyls ("PCBs") or materials or equipment containing PCBs in excess of 50 parts per million (ppm), radon gas, infectious or medical wastes, and all other substances or wastes of any nature regulated pursuant to any Environmental Law, or that reasonably could form the basis of an Environmental Claim.

     "Holdings" shall have the meaning given such term in the introductory paragraph of this agreement; provided that upon consummation of the IPO Reorganization, "Holdings" shall be deemed to mean CapCo II.

     "Holdings Discount Note Documents" shall mean the Holdings Discount Notes and the Holdings Discount Note Indenture.

     "Holdings Discount Note Indenture" shall mean the Indenture dated as of February 2, 1998, among Holdings, CapCo II and the trustee named therein from time to time, as in effect on the Closing Date and as thereafter amended from time to time in accordance with the terms thereof and of this Agreement.

     "Holdings Discount Notes" shall mean Holdings' 10-3/4% Senior Discount Notes due 2009 issued pursuant to the Holdings Discount Note Indenture and any notes issued by Holdings and CapCo II in exchange for, and as contemplated by, the Holdings Discount Notes with substantially identical terms as the Holdings Discount Notes.

     "Holdings Partner" means, at any time, each person which is a partner of Holdings from time to time pursuant to and in accordance with the terms of the partnership agreement in respect of Holdings.

     "Indebtedness" of any person shall mean, without duplication, (a) all obligations of such person for borrowed money, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person under conditional sale or other title retention agreements relating to property or assets purchased by such person, (d) all obligations of such person issued or assumed as the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such person, whether or not the obligations secured thereby have been assumed, (f) all Guarantees by such person of Indebtedness of others, (g) all Capital Lease Obligations of such person, (h) all payments that such person would have to make in the event of an early termination, on the date Indebtedness of such person is being determined, in respect of outstanding interest rate protection agreements, foreign currency exchange agreements or other interest or exchange rate hedging arrangements and (i) all obligations of such person as an account party in respect of letters of credit and bankers' acceptances.

     "Indemnitee" shall have the meaning provided in Section 9.05(b).

     "Information Memorandum" shall have the meaning given such term in Section 3.15(a).

     "Initial Date" shall have the meaning provided in Section 2.19(a).

     "Installment Date" shall have the meaning given such term in Section
2.11(a).

     "Intellectual Property Security Agreement" shall mean the Intellectual Property Security Agreement, substantially in the form of Exhibit D, between the Borrower and certain of its Subsidiaries and the Collateral Agent for the benefit of the Secured Parties.

     "Interest Coverage Ratio" shall have the meaning given such term in Section 6.11.

     "Interest Expense" shall mean, with respect to the Borrower and its Subsidiaries on a consolidated basis for any period, the sum of (a) gross interest expense of the Borrower and its Subsidiaries for such period on a consolidated basis, including (i) the amortization of debt discounts, (ii) the amortization of all fees (including fees with respect to interest rate protection agreements) payable in connection with the incurrence of Indebtedness to the extent included in interest expense and (iii) the portion of any payments or accruals with respect to Capital Lease Obligations allocable to interest expense and (b) capitalized interest of the Borrower and its Subsidiaries on a consolidated basis. For purposes of the foregoing, gross interest expense shall be determined after giving effect to any net payments made or received by the Borrower and its Subsidiaries with respect to Interest Rate Protection Agreements.

     "Interest Payment Date" shall mean, (a) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months' duration been applicable to such Borrowing, and, in addition, the date of any refinancing or conversion of such Borrowing with or to a Borrowing of a different Type and
(b) with respect to any ABR Loan, the last day of each calendar quarter.

     "Interest Period" shall mean as to any Eurodollar Borrowing, the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as the case may be, and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 months thereafter (or 9 or 12 months, if at the time of the relevant Borrowing, all Lenders make interest periods of such length available), as the Borrower may elect, and the date any Eurodollar Borrowing is converted to an ABR Borrowing in accordance with Section 2.10 or repaid or prepaid in accordance with Section
2.11 or 2.12; provided, however, that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

     "Interest Rate Protection Agreement" shall mean any interest rate hedging agreement or arrangement entered into by the Borrower or a Subsidiary of the Borrower and designed to protect against fluctuations in interest rates.

     "Investor GP" shall have the meaning given such term in the preamble of this Agreement.

     "Investor LP" shall have the meaning given such term in the preamble of this Agreement.

     "Investors" shall have the meaning given such term in the preamble to this Agreement.

     "IPO Reorganization" shall mean the transfer of all or substantially all of Holdings' assets (including, without limitation, all Equity Interests in the Borrower and Opco GP) and liabilities to CapCo II and the dissolution, liquidation or winding up of Holdings in connection with or in contemplation of an initial public offering of the shares of common stock of CapCo II.

     "Joint Venture" shall mean any person in which the Borrower and its Subsidiaries own, directly or indirectly, more than 5% but 50% or less of the Equity Interests.

     "L/C Disbursement" shall mean a payment or disbursement made by a Fronting Bank pursuant to a Letter of Credit.

     "L/C Participation Fee" shall have the meaning given such term in Section 2.05(b).

     "Lender" shall mean each financial institution listed on Schedule 2.01, as well as any person which becomes a "Lender" hereunder pursuant to Section 9.04(b).

     "Lender Default" shall mean (i) the refusal (which has not been retracted) of a Lender to make available its portion of any Borrowing, to fund Refunded Swingline Loans or to fund its portion of any unreimbursed payment under Section 2.20(a)(iv) or (ii) a Lender having notified in writing the Borrower and/or the Administrative Agent that it does not intend to comply with its obligations under Section 2.01(b) or (c) or Section 2.20.

     "Letter of Credit" shall mean the Commercial Letters of Credit and the Standby Letters of Credit.

     "Letter of Credit Request" shall have the meaning given such term in
Section 2.20(a)(i).

     "LIBO Rate" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, the rate at which dollar deposits approximately equal in principal amount to the Administrative Agent's portion of such Eurodollar Borrowing and for a maturity comparable to such Interest Period are offered to the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., New York time, two Business Days prior to the commencement of such Interest Period.

     "LIBOR Margin" shall mean for Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Revolving Loans and Growth Capital Revolving Loans, the rate per annum set forth under the relevant column heading opposite such Loans as set forth on Schedule A hereto.

     "Lien" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset and
(c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

     "Loan Documents" shall mean this Agreement, the Letters of Credit, the Guarantee Agreements and the Security Documents.

     "Loan Parties" shall mean the Borrower and the Guarantors.

     "Loans" shall mean the Term Loans, the Revolving Loans, the Growth Capital Revolving Loans and the Swingline Loans.

     "Margin Adjustment Date" shall have the meaning given such term in the definition of Tested Parties contained herein.

     "Margin Stock" shall have the meaning given such term in Regulation U.

     "Majority Lenders" of any Tranche shall mean those Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if all outstanding Obligations of the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated.

     "Material Adverse Effect" shall mean the existence of events, conditions and/or contingencies that have had or are reasonably likely to have (a) a materially adverse effect on the assets, business, operations, properties, liabilities, profits or condition (financial or otherwise) of Holdings and its Subsidiaries taken as a whole or the Borrower and its Subsidiaries taken as a whole, (b) a material impairment of the ability of Holdings, the Borrower or any of their Subsidiaries to perform any of its material obligations under any Loan Document to which it is or will be a party or to consummate the Transaction or
(c) an impairment of the validity or enforceability of, or a material impairment of the material rights, remedies or benefits available to the Lenders, the Fronting Bank, the Administrative Agent or the Collateral Agent under any Loan Document.

     "Maximum Rate" shall have the meaning provided in Section 9.09.

     "Mortgaged Properties" shall mean the owned real properties of the Loan Parties specified on Schedule 3.20 that are expressly designated "Mortgaged Properties".

     "Mortgages" shall mean the mortgages, deeds of trust, assignments of leases and rents and other security documents delivered pursuant to clause (i) of
Section 4.02(h) or pursuant to Section 5.11, each substantially in the form of Exhibit E.

     "Multiemployer Plan" shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Code
Section 414) is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

     "Net Income" means, with respect to any person, the net income (loss) of such person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends.

     "Net Leverage Ratio" shall mean, on any date, the ratio of (a) Total Net Debt as of such date to (b) EBITDA for the period of four consecutive fiscal quarters of the Borrower most recently ended as of such date, all determined on a consolidated basis in accordance with GAAP, provided that for purposes of this definition, EBITDA for the four quarter period ending on (i) September 30, 1998, shall be deemed to be EBITDA for the two fiscal quarter period ending on September 30, 1998, multiplied by 2 and (ii) December 31, 1998, shall be deemed to be EBITDA for the three fiscal quarter period ending on December 31, 1998 multiplied by 4/3. As more fully provided in the definition of Total Net Debt, it is acknowledged and agreed that, in the circumstances described in the proviso to the definition of Total Net Debt and in the definition of Tested Parties contained herein, the numerator of the Net Leverage Ratio shall, at certain times and for purposes of making calculations pursuant to Schedule A (but not for purposes of Section 6.12), be determined by reference to Holdings and its Subsidiaries, rather than the Borrower and its Subsidiaries (although the denominator of the Net Leverage Ratio shall be the same for purposes of Schedule A and Section 6.12).

     "Net Proceeds" shall mean (a) 100% of the cash proceeds actually received by Holdings, the Borrower or any of their domestic Wholly Owned Subsidiaries (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise and including casualty insurance settlements and condemnation awards, but only as and when received) from any loss, damage, destruction or condemnation of, or any sale, transfer or other disposition (including any sale and leaseback of assets and any mortgage or lease of real property) to any person of any asset or assets of Holdings, the Borrower or any of their Subsidiaries (other than those pursuant to Sections 6.05(a), (b), (d), (e), (j), (k), and (l)), net of (i) attorneys' fees, accountants' fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, required debt payments and required payments of other obligations relating to the applicable asset (other than pursuant hereto or pursuant to the Holdings Discount Notes or Senior Subordinated Notes), other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith, (ii) taxes paid or payable as a result thereof, and (iii) Permitted Tax Amount Distributions to the extent attributable thereto, provided that if no Event of Default exists and the Borrower shall deliver a certificate of a Responsible Officer to the Administrative Agent promptly following receipt of any such proceeds setting forth the Borrower's intention to use any portion of such proceeds to purchase assets useful in the business of the Borrower and its Subsidiaries, or make investments pursuant to Sections 6.04(k) and (l), in each case within 12 months of such receipt, such portion of such proceeds shall not constitute Net Proceeds except to the extent not so used within such 12-month period, and provided further, that (x) no proceeds realized in a single transaction or series of related transactions shall constitute Net Proceeds unless such proceeds shall exceed $300,000 and (y) no proceeds shall constitute Net Proceeds in any fiscal year until the aggregate amount of all such proceeds in such fiscal year shall exceed $5,000,000 or the aggregate of all such proceeds received after the Closing Date shall exceed $10,000,000, (b) 100% of the cash proceeds from the incurrence, issuance or sale by Holdings, the Borrower or any of their Subsidiaries of any Indebtedness (other than Indebtedness permitted pursuant to Section 6.01 as in effect on the Closing
Date), net of all taxes and fees (including investment banking fees), commissions, costs and other expenses, in each case incurred in connection with such issuance or sale and (c) 75% of the cash proceeds from the issuance or the sale by Holdings or any of its Subsidiaries of any equity security of, or Equity Interests in, Holdings or such Subsidiary (other than (i) sales of Equity Interests of Holdings or Investor LP to directors, officers or employees of Holdings or Investor LP, the Borrower or any of their Subsidiaries in connection with permitted employee compensation and incentive arrangements ("Employee Equity Sales"), (ii) the proceeds of Designated Capital Contributions, (iii) to the extent that the Net Leverage Ratio does not exceed 3.5:1.0 after giving effect to the application described in this clause (iii) and no Default or Event of Default exists, proceeds of equity issuances which are used to make voluntary redemptions of outstanding Senior Subordinated Notes under the "equity clawback" provisions with respect thereto, (iv) sales of Equity Interests of Holdings or Investor LP to the extent the net proceeds of such sales are used to fund permitted Capital Expenditures or investments within six months after the receipt of such net proceeds and (v) proceeds of Permitted Cure Securities) net of all taxes and fees (including investment banking fees), commissions, costs and other expenses, in each case, incurred in connection with such issuance or sale. For purposes of calculating the amount of Net Proceeds, fees, commissions and other costs and expenses payable to Holdings or the Borrower or any Affiliate of either of them shall be disregarded, except for financial advisory fees customary in type and amount paid to Affiliates of The Blackstone Group L.P. Notwithstanding anything in the contrary contained in this definition, if, at the time of any prepayment required by Section 2.12 hereof, the ABR Margin and the LIBOR Margin are determined by reference to Level 6, 7 or 8 as set forth on Schedule A, the percentages set forth in clauses (a), (b) and (c) above shall be deemed to be 75%, 100%, and 50%, respectively.

     "90% Subsidiary" means any person which is a Wholly Owned Subsidiary of the Borrower or at least 90% of the Equity Interests of which are owned by the Borrower and/or one or more Wholly Owned Subsidiaries of the Borrower.

     "Notes" shall mean any promissory note of the Borrower issued pursuant to this Agreement.

     "Obligations" shall mean all amounts owing to any of the Agents or any Lender pursuant to the terms of this Agreement or any other Loan Document.

     "Offering Memorandum" shall mean the Offering Memorandum, dated January 23, 1998, in respect of the Holdings Discount Notes and Senior Subordinated Notes.

     "Opco GP" shall mean GPC Opco GP, LLC, a Wholly Owned Subsidiary of
Holdings.

     "Other Hedging Agreement" shall mean any foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency or commodity values.

     "Other Taxes" shall have the meaning provided in Section 2.19(b).

     "Parent Guarantee Agreement" shall mean the Parent Guarantee Agreement, substantially in the form of Exhibit F, made by Holdings in favor of the Collateral Agent for the benefit of the Secured Parties.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

     "Permitted Business Acquisition" shall mean any acquisition of all or substantially all the assets of, or shares or other equity interests in, a person or division or line of business of a person (or any subsequent investment made in a previously acquired Permitted Business Acquisition) if immediately after giving effect thereto: (a) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (b) all transactions related thereto shall be consummated in accordance with applicable laws, (c) at least 90% of the Equity Interests of any acquired or newly formed corporation, partnership, association or other business entity are owned directly by the Borrower or a domestic Wholly Owned Subsidiary of the Borrower which is a Guarantor (unless there is a material tax or legal or other economic disadvantage in not having a Foreign Subsidiary of the Borrower hold such Equity Interests, in which case such Equity Interests may be held directly by a Foreign Subsidiary of the Borrower) and all actions required to be taken, if any, with respect to such acquired or newly formed Subsidiary under Section 5.11 shall have been taken and (d)(i) Holdings, the Borrower and their Subsidiaries shall be in compliance, on a pro forma basis after giving effect to such acquisition or formation, with the covenants contained in Sections 6.11 and 6.12 recomputed as at the last day of the most recently ended fiscal quarter of Holdings, the Borrower and their Subsidiaries as if such acquisition had occurred on the first day of each relevant period for testing such compliance, and the Borrower shall have delivered to the Administrative Agent an officers' certificate to such effect, together with all relevant financial information for such Subsidiary or assets, and (ii) any acquired or newly formed Subsidiary shall not be liable for any Indebtedness (except for Indebtedness permitted by Section 6.01) and (e) the aggregate amount of consideration paid in connection with any individual Permitted Business Acquisition shall not exceed the Permitted Business Acquisition Amount. Pro forma calculations made pursuant to clause (d)(i) of the immediately preceding sentence shall be determined in good faith by a Responsible Officer of the Borrower and may include adjustments, in the reasonable determination of the Borrower as set forth in an officers' certificate, to (i) reflect operating expense reductions reasonably expected to result from any acquisition or merger or (ii) eliminate the effect of any extraordinary accounting event with respect to any acquired person or assets on Consolidated Net Income.

     "Permitted Business Acquisition Amount" shall mean, for each Permitted Business Acquisition, $25,000,000, provided that the Permitted Business Acquisition Amount shall be increased with respect to a given Permitted Business Acquisition (x) to the extent, and only to the extent, that the Borrower makes an election to increase the Permitted Business Acquisition Amount for the respective Permitted Business Acquisition, which increase shall only occur to the extent that the Borrower so elects (x) to apply amounts that would otherwise be available to make Capital Expenditures at such time pursuant to, and in accordance with the provisions of, Section 6.10(a) and (b), (y) to make payments owing in connection with the respective Permitted Business Acquisition with the proceeds of Growth Capital Revolving Loans (so long as the amount of proceeds of Growth Capital Revolving Loans so applied does not exceed the amount of proceeds of Designated Capital Contributions used at such time pursuant to this clause
(y)) and Designated Capital Contributions and/or (z) to the extent the Borrower elects to apply amounts otherwise available pursuant to, and in an amount not to exceed, the Available Investment Basket Amount at such time.

     "Permitted Cure Security" means an equity security of Holdings having no mandatory redemption, repurchase or similar requirements prior to June 1, 2007 and upon which all dividends or distributions, at the election of Holdings, may be payable in additional shares of such equity security.

     "Permitted Investments" shall mean: (a) direct obligations of the United States of America or any agency thereof or obligations guaranteed by the United States of America or any agency thereof; (b) time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America, any state thereof or any foreign country recognized by the United States of America having capital, surplus and undivided profits aggregating in excess of $250,000,000 (or the foreign currency equivalent thereof) and whose long-term debt, or whose parent holding company's long-term debt, is rated A (or such similar equivalent rating or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act of 1933, as amended)); (c) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (a) above entered into with a bank meeting the qualifications described in clause (b) above; (d) commercial paper, maturing not more than 180 days after the date of acquisition, issued by a corporation (other than an Affiliate of the Borrower) organized and in existence under the laws of the United States of America or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of P-1 (or higher) according to Moody's Investors Service, Inc., or A-1 (or higher) according to Standard & Poor's Ratings Group;
(e) securities with maturities of six months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least A by Standard & Poor's Ratings Group or A by Moody's Investors Service, Inc.; (f) in the case of any Subsidiary organized in a jurisdiction outside the United States: (i) direct obligations of the sovereign nation (or any agency thereof) in which such Subsidiary is organized and is conducting business or in obligations fully and unconditionally guaranteed by such sovereign nation (or any agency thereof), (ii) investments of the type and maturity described in clauses (a) through (e) above of foreign obligors, which investments or obligors (or the parents of such obligors) have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies or (iii) investments of the type and maturity described in clauses (a) through (e) above of foreign obligors (or the parents of such obligors), which investments or obligors (or the parents of such obligors) are not rated as provided in such clauses or in clause (ii) above but which are, in the reasonable judgment of the Borrower, comparable in investment quality to such investments and obligors (or the parents of such obligors); (g) shares of mutual funds whose investment guidelines restrict 95% of such funds' investments to those satisfying the provisions of clauses (a) through (e) above; and (h) time deposit accounts, certificates of deposit and money market deposits in an aggregate face amount not in excess of 1/2 of 1% of total assets of Holdings and its Subsidiaries, on a consolidated basis, as of the end of Holdings' most recently completed fiscal year.

     "Permitted Tax Amount Distributions" shall mean for each tax year that the Borrower or Holdings, as the case may be, qualifies as a partnership or as a branch or agency of another person (a "Flow-through Entity") under the Code (including the applicable provisions Treasury Regulations promulgated thereunder) or any similar provision of state or local law, distributions of tax amounts in respect of U.S. federal income tax and of income tax imposed by the state or local jurisdictions in which the Flow-through Entity so qualifies as a partnership or as a branch or agency of another person; provided, however, that
(A) a knowledgeable and duly authorized officer of the Flow-through Entity certifies annually that the Flow-through Entity qualifies as a partnership or as a branch or agency of another person for federal income tax purposes and under similar laws of the states in respect of which such tax amount distributions are being made and (B) at the time of such tax amount distributions, the most recent audited financial statements of the Flow-through Entity provide that the Flow-through Entity was treated as a partnership or as a branch or agency of another person for federal income tax purposes for the period of such financial statements. Between the first and fifteenth day of each month in which an estimated tax payment for a Borrower Partner is due, the Flow-through Entity may distribute cash to each Borrower Partner in an amount equal to the product of (A) the highest combined marginal individual or corporate (as applicable) federal, state and local income tax rates ((i) including, to the extent applicable, if any, alternative minimum tax and (ii) taking into account any federal tax benefit for a deduction for state and local taxes) applicable to the taxable income of the Flow-through Entity allocated to a Borrower Partner and in effect at the time of the distribution, times (B) the remainder, if any, of (1) the product of 25, 50, 75 or 100 percent for the first
(1st), second (2nd), third (3rd) or fourth (4th) required estimated tax installment payments for the fiscal year, respectively, times (a) the cumulative (as annualized) taxable income to be allocated to such Borrower Partner for such fiscal year less (b) the cumulative taxable loss that has been allocated to such Borrower Partner to the extent such loss has not previously reduced taxable income pursuant to this provision in any prior taxable year, as determined in good faith by the Flow-through Entity's executive committee at or around the date of payment, minus (2) the sum of the cumulative distributions to such Borrower Partner made with respect to such fiscal year under the applicable provisions of the partnership agreement of the Borrower. Notwithstanding the foregoing provisions, the Permitted Tax Amount Distributions permitted to be distributed by Holdings shall be adjusted to reflect the Reimbursed Amount calculated under Section 5.1(b)(ii) of Holdings' partnership agreement as in effect on the date hereof. If any Borrower Partner of a Flow-through Entity is an S corporation or a partnership or a similar pass-through entity, reference to Borrower Partner shall include shareholder or partner, as the case may be, of the Borrower Partner and reference to the Borrower shall include such S-corporation or partnership or similar pass-through entity.

     "person" shall mean any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability company or government, individual or family trusts, or any agency or political subdivision thereof.

     "Plan" shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

     "Pledge Agreement" shall mean, collectively, the Pledge Agreement, substantially in the form of Exhibit G, among Holdings, the Borrower, each Subsidiary Guarantor and the Collateral Agent for the benefit of the Secured Parties and each other document delivered on the Closing Date (or thereafter pursuant to Section 5.11) pursuant to which Holdings, the Borrower or any of their domestic Subsidiaries pledged Equity Interests of any of their Foreign Subsidiaries to secure the Obligations.

     "Pledged Notes" shall have the meaning provided in the Pledge Agreement.

     "Pledged Partnership Interests" shall have the meaning provided in the Pledge Agreement.

     "Pledged Stock" shall have the meaning provided in the Pledge Agreement.

     "primary obligor" shall have the meaning given such term in the definition of Guarantee.

     "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective on the date such change is publicly announced as being effective.

     "Properties" shall have the meaning given such term in Section 3.17(a).

     "Purchase" shall have the meaning given such term in the preamble to this Agreement.

     "Recapitalization" shall have the meaning given such term in the preamble to this Agreement.

     "Recapitalization Agreement" shall mean the Agreement and Plan of Recapitalization, Redemption and Purchase, dated as of December 18, 1997, by and among (i) Holdings, (ii) the existing limited and general partners of Holdings,
(iii) Investor LP and (iv) Investor GP.

     "Redemption" shall have the meaning given such term in the preamble to this Agreement.

     "Refinancing" shall have the meaning given such term in the preamble of this Agreement.

     "Refunded Swingline Loans" shall have the meaning provided in Section 2.01(d)(iii).

     "Register" shall have the meaning given such term in Section 9.04(c).

     "Regulation D" shall mean Regulation D of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

     "Regulation G" shall mean Regulation G of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

     "Regulation U" shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

     "Regulation X" shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

     "Release" shall have the meaning given such term in CERCLA, 42 U.S.C. ss. 9601(22).

     "Remaining Present Value" shall mean, as of any date with respect to any lease, the present value as of such date of the scheduled future lease payments with respect to such lease, determined with a discount rate equal to a market rate of interest for such lease reasonably determined at the time such lease was entered into.

     "Remedial Action" shall mean (a) "remedial action" as such term is defined in CERCLA, 42 U.S.C. Section 9601(24), and (b) all other actions, including studies and investigations, required by any Governmental Authority or voluntarily undertaken to (i) clean up, remove, treat, abate or in any other way respond to any Hazardous Material in the environment or (ii) prevent the Release or threatened Release, or minimize the further Release, of any Hazardous Material.

     "Reorganization" shall have the meaning given such term in the preamble to this Agreement.

     "Reportable Event" shall mean any reportable event as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than a Plan maintained by an ERISA Affiliate that is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Code Section 414).

     "Required Lenders" shall mean, at any time, Lenders having Loans (other than Swingline Loans), Revolving L/C Exposures, Swingline Exposures and unused Commitments (excluding commitments to issue Letters of Credit or make Swingline Loans) representing more than 50% of the sum of all Loans (other than Swingline Loans) outstanding, Revolving L/C Exposures, Swingline Exposures and unused Commitments (excluding commitments to issue Letters of Credit or make Swingline Loans) at such time. The Loans, Revolving L/C Exposures, Swingline Exposures and unused Commitments of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.

     "Responsible Officer" of any person shall mean any executive officer or Financial Officer of such person and any other officer or similar official thereof responsible for the administration of the obligations of such corporation in respect of this Agreement.

     "Revolving Credit Borrowing" shall mean a Borrowing comprised of Revolving Loans.

     "Revolving Credit Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make Revolving Loans hereunder as set forth in
Section 2.01(b) or in the Assignment and Acceptance pursuant to which such Lender assumed its Revolving Credit Commitment, as applicable, as the same may be reduced from time to time pursuant to Section 2.09 and pursuant to assignments by such Lender pursuant to Section 9.04.

     "Revolving Credit Exposure" shall mean, with respect to any Lender at any time, the aggregate principal amount at such time of all outstanding Revolving Loans of such Lender plus the amount at such time of such Lender's Revolving L/C Exposure plus the amount at such time of such Lender's Swingline Exposure.

     "Revolving Credit Lender" shall mean a Lender with a Revolving Credit Commitment.

     "Revolving Credit Maturity Date" shall mean January 31, 2004.

     "Revolving L/C Commitment" shall mean, with respect to the Fronting Bank, the commitment of the Fronting Bank to issue Letters of Credit pursuant to
Section 2.20(a).

     "Revolving L/C Exposure" shall mean at any time the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus
(b) the aggregate principal amount of all L/C Disbursements that have not yet been reimbursed at such time. The Revolving L/C Exposure of any Revolving Credit Lender at any time shall mean its Applicable Percentage of the aggregate Revolving L/C Exposure at such time.

     "Revolving Loans" shall mean the revolving loans made by the Lenders to the Borrower pursuant to Section 2.01(b). Each Revolving Loan shall be a Eurodollar Revolving Loan or an ABR Revolving Loan.

     "Sale and Lease-Back Transaction" shall have the meaning given such term in
Section 6.03.

     "SEC" shall mean the Securities and Exchange Commission or any successor thereto.

     "Secured Parties" shall have the meaning given such term in the Security Agreement.

     "Security Agreement" shall mean the Security Agreement, substantially in the form of Exhibit H, among Holdings, the Borrower, each Subsidiary Guarantor and the Collateral Agent for the benefit of the Secured Parties.

     "Security Documents" shall mean the Mortgages, the Security Agreement, the Intellectual Property Security Agreement, the Pledge Agreement and each of the security agreements, mortgages and other instruments and documents executed and delivered pursuant to any of the foregoing or pursuant to Section 5.11.

     "Senior Subordinated Note Documents" shall mean the Senior Subordinated Notes and the Senior Subordinated Note Indenture.

     "Senior Subordinated Note Indenture" shall mean the Indenture dated as of February 2, 1998 among the Borrower, the Co-Borrower and the trustee named therein from time to time, as in effect on the Closing Date and as thereafter amended from time to time in accordance with the requirements thereof and of this Agreement.

     "Senior Subordinated Notes" shall mean the Borrower's 8 3/4% Senior Subordinated Notes due 2008 and its Floating Interest Rate Subordinated Term Securities due 2008 issued pursuant to the Senior Subordinated Note Indenture and any notes issued by the Borrower in exchange for, and as contemplated by, the Senior Subordinated Notes with substantially identical terms as the Senior Subordinated Notes.

     "Standby Letter of Credit" shall mean an irrevocable standby letter of credit under which the Fronting Bank agrees to make payments in Dollars for the account of the Borrower, on behalf of the Borrower or any of its Subsidiaries.

     "Statutory Reserves" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority, domestic or foreign, to which the Administrative Agent is subject with respect to Eurocurrency Liabilities (as defined in Regulation D of the Board) or other categories of liabilities or deposits by reference to which the LIBO Rate is determined. Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

     "Subsidiary" shall mean, with respect to any person (herein referred to as the "parent"), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, directly or indirectly, owned, Controlled or held, or (b) that is, at the time any determination is made, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless the context otherwise indicates, all references herein to a "Subsidiary" are references to a subsidiary of Holdings.

     "Subsidiary Guarantee Agreement" shall mean the Subsidiary Guarantee Agreement, substantially in the form of Exhibit I, to be entered into by the Subsidiary Guarantors pursuant to and in accordance with the terms of Section
5.11 in favor of the Collateral Agent for the benefit of the Secured Parties.

     "Subsidiary Guarantor" shall mean each domestic Subsidiary of Holdings designated as a "Subsidiary Guarantor" on Schedule 3.08 hereto or which executes the Subsidiary Guarantee Agreement pursuant to and in accordance with the terms of Section 5.11.

     "Supermajority Lenders" of any Tranche shall mean those Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if (x) all outstanding Obligations of the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated and (y) the percentage "50%" contained therein were changed to "66-2/3%".

     "Swingline Exposure" shall mean at any time the aggregate principal amount of all outstanding Swingline Loans at such time. The Swingline Exposure of any Revolving Credit Lender at any time shall mean its Applicable Percentage of the aggregate Swingline Exposure at such time.

     "Swingline Lender" shall mean Bankers Trust Company in its capacity as Swingline Lender hereunder.

     "Swingline Loan Commitment" shall mean the commitment of the Swingline Lender to make Swingline Loans as set forth in Section 2.01(d).

     "Swingline Loans" shall mean the swingline loans made by the Swingline Lender to the Borrower pursuant to Section 2.01(d).

     "Syndication Agent" shall have the meaning given such term in the introductory paragraph of this Agreement.

     "Syndication Date" shall mean that date upon which the Administrative Agent determines in its sole discretion (and notifies the Borrower) that the primary syndication (and resultant addition of institutions as Banks pursuant to Section 9.04) has been completed.

     "Taxes" shall have the meaning provided in Section 2.19(a).

     "Term Borrowing" shall mean a Borrowing comprised of Term Loans.

     "Term Commitments" shall mean the Tranche A Term Loan Commitments, the Tranche B Term Loan Commitments and the Tranche C Term Loan Commitments.

     "Term Loans" shall mean the term loans made by the Lenders to the Borrower pursuant to Section 2.01(a). Each Term Loan shall be a Eurodollar Term Loan or an ABR Term Loan.

     "Tested Parties" shall mean (x) prior to July 15, 2003, the Borrower and its Subsidiaries and (y) thereafter, the Borrower and its Subsidiaries or, if on any date of change to (or a reset of) the "LIBOR Margin", the "ABR Margin" and/or Commitment Fee percentages pursuant to Schedule A (each such date a "Margin Adjustment Date"), within the six calendar month period ended on such Margin Adjustment Date, the Borrower has made any distributions to Holdings to fund (or which were used to fund) the payment of cash interest on the Holdings Discount Notes, then the Tested Parties, from such Margin Adjustment Date until the next such Margin Adjustment Date (at which time the Tested Parties shall once again be determined in accordance with the provisions of this clause (y)), shall instead be Holdings and its Subsidiaries.

     "Total Debt" shall mean, with respect to any person and its Subsidiaries on a consolidated basis at any time (without duplication), all Indebtedness consisting of Capital Lease Obligations, Indebtedness for borrowed money and Indebtedness in respect of the deferred purchase price of property or services of such person and its Subsidiaries on a consolidated basis at such time.

     "Total Growth Capital Commitment" shall mean, at any time, the aggregate amount of Growth Capital Commitments, as in effect at such time.

     "Total Net Debt" at any date shall mean Total Debt of the Borrower and its Subsidiaries determined on a consolidated basis on such date minus the aggregate amount of cash and cash equivalents in excess of $5,000,000 set forth on the consolidated balance sheet of the Borrower and its Subsidiaries prepared as of such date; provided that for all purposes of making calculations pursuant to Schedule A (but not for purposes of Section 6.12), each reference above in this definition to "Borrower and its Subsidiaries" shall be deemed changed to instead be a reference to the "Tested Parties".

     "Total Revolving Credit Commitment" shall mean, at any time, the aggregate amount of the Revolving Credit Commitments, as in effect at such time.

     "Tranche" shall mean the respective facility and commitments utilized in making Loans hereunder, with there being six separate Tranches, i.e., Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Revolving Loans, Growth Capital Revolving Loans and Swingline Loans.

     "Tranche A Maturity Date" shall mean January 31, 2004.

     "Tranche A Term Borrowing" shall mean a Borrowing comprised of Tranche A Term Loans.

     "Tranche A Term Loan Commitment" shall mean with respect to each Lender, the commitment of such Lender to make Tranche A Term Loans hereunder as set forth in Section 2.01(a)(i), as the same may be reduced from time to time pursuant to Section 2.09.

     "Tranche A Term Loan Installment Date" shall have the meaning provided in
Section 2.11(a).

     "Tranche A Term Loans" shall mean the term loans made by the Lenders to the Borrower pursuant to Section 2.01(a)(i).

     "Tranche B Maturity Date" shall mean January 31, 2006.

     "Tranche B Term Borrowing" shall mean a Borrowing comprised of Tranche B Term Loans.

     "Tranche B Term Loan Commitment" shall mean with respect to each Lender, the commitment of such Lender to make Tranche B Term Loans hereunder as set forth in Section 2.01(a)(ii), as the same may be reduced from time to time pursuant to Section 2.09.

     "Tranche B Term Loan Installment Date" shall have the meaning provided in
Section 2.11(a).

     "Tranche B Term Loans" shall mean the term loans made by the Lenders to the Borrower pursuant to Section 2.01(a)(ii).

     "Tranche C Term Loan Installment Date" shall have the meaning provided in
Section 2.11(a).

     "Tranche C Maturity Date" shall mean January 31, 2007.

     "Tranche C Term Borrowing" shall mean a Borrowing comprised of Tranche C Term Loans.

     "Tranche C Term Loan Commitment" shall mean with respect to each Lender, the commitment of such Lender to make Tranche C Term Loans hereunder as set forth in Section 2.01(a)(iii), as the same may be reduced from time to time pursuant to Section 2.09.

     "Tranche C Term Loans" shall mean the term loans made by the Lenders to the Borrower pursuant to Section 2.01(a)(iii).

     "Transaction" shall have the meaning given such term in the preamble to this Agreement.

     "Type", when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, the term "Rate" shall include the Adjusted LIBO Rate and the Alternate Base Rate.

     "Wholly Owned Subsidiary" of any person means a Subsidiary of such person, at least 99% of the Equity Interests of which (other than directors' qualifying shares) are owned by such person or another Wholly Owned Subsidiary. Unless the context otherwise indicates, all references herein to a "Wholly Owned Subsidiary" are references to a Wholly Owned Subsidiary of Holdings.

     "Withdrawal Liability" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

     "Working Capital" shall mean, with respect to the Borrower and its Subsidiaries on a consolidated basis at any date of determination, Current Assets at such date of determination minus Current Liabilities at such date of determination.

     SECTION 1.02. Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, (a) any reference in this Agreement to any Loan Document shall mean such document as amended, restated, supplemented or otherwise modified from time to time and (b) all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, however, that for purposes of determining compliance with the covenants contained in Section 2.12(d) and Article VI all accounting terms herein shall be interpreted and all accounting determinations hereunder (in each case, unless otherwise provided for or defined herein) shall be made in accordance with GAAP as in effect on the date of this Agreement and applied on a basis consistent with the application used in the financial statements referred to in Section
3.05 (other than, at the option of Holdings and the Borrower, with respect to capitalization of repair and maintenance expenses in accordance with the parenthetical appearing in the definition of GAAP contained herein); and provided further, that if the Borrower notifies the

Administrative Agent that the Borrower wishes to amend any covenant in Section 2.12(d) or Article VI or any related definition to eliminate the effect of any change in GAAP occurring after the date of this Agreement on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Section 2.12(d) or Article VI or any related definition for such purpose), then (i) the Borrower and the Administrative Agent shall negotiate in good faith to agree upon an appropriate amendment to such covenant and (ii) the Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective until such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders. For the purposes of determining compliance under Sections 6.01, 6.02, 6.04, 6.05 and 6.10 with respect to any amount in a currency other than Dollars, such amount shall be deemed to equal the Dollar equivalent thereof at the time such amount was incurred or expended, as the case may be.

                                   ARTICLE II.

                                   THE CREDITS

     SECTION 2.01. Commitments. (a) Subject to the terms and conditions and relying upon the representations and warranties of Holdings and the Borrower herein set forth, each Lender agrees, severally and not jointly:

          (i) to make a Tranche A Term Loan to the Borrower on the Closing Date, in a principal amount not to exceed the Tranche A Term Loan Commitment set forth opposite its name on Schedule 2.01, as the same may be reduced from time to time pursuant to Section 2.09;

          (ii) to make a Tranche B Term Loan to the Borrower on the Closing Date in a principal amount not to exceed the Tranche B Term Loan Commitment set forth opposite its name on Schedule 2.01, as the same may be reduced from time to time pursuant to Section 2.09; and

          (iii) to make a Tranche C Term Loan to the Borrower on the Closing Date in a principal amount not to exceed the Tranche C Term Loan Commitment set forth opposite its name on Schedule 2.01, as the same may be reduced from time to time pursuant to Section 2.09.

     (b) Subject to the terms and conditions and relying upon the representations and warranties of Holdings and the Borrower herein set forth, each Lender agrees, severally and not jointly, to make Revolving Loans to the Borrower, at any time and from time to time on or after the date hereof, and until the earlier of the Revolving Credit Maturity Date and the termination of the Revolving Credit Commitment of such Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in such Lender's Revolving Credit Exposure at such time exceeding the Revolving Credit Commitment set forth opposite its name on Schedule 2.01, as the same may be reduced from time to time pursuant to Section 2.09, provided that the aggregate principal amount of Revolving Loans made to the Borrower on the Closing Date shall not exceed $15,000,000.

     (c) Subject to the terms and conditions and relying upon the representations and warranties of Holdings and the Borrower herein set forth, each Lender agrees, severally and not jointly, to make Growth Capital Revolving Loans to the Borrower, at any time and from time to time after the date hereof, and until the earlier of the Growth Capital Maturity Date and the termination of the Growth Capital Commitment of such Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in the aggregate principal amount of Growth Capital Revolving Loans made by such Lender and outstanding at such time exceeding the Available Growth Capital Commitment of such Lender at such time.

     (d) (i) The Swingline Lender hereby agrees, subject to the terms and conditions and relying upon the representations and warranties of Holdings and the Borrower herein set forth, and subject to the limitations set forth below with respect to the maximum amount of Swingline Loans permitted to be outstanding from time to time, to make a portion of the Revolving Credit Commitments available to the Borrower from time to time during the period from the Closing Date through and excluding the earlier of the Revolving Credit Maturity Date and the termination of the Revolving Credit Commitments in an aggregate principal amount not to exceed the Swingline Loan Commitment, by making Swingline Loans to the Borrower. Swingline Loans may be made notwithstanding the fact that such Swingline Loans, when aggregated with the Swingline Lender's outstanding Revolving Loans, Revolving L/C Exposure and outstanding Swingline Loans, may exceed the Swingline Lender's Revolving Credit Commitment. The original amount of the Swingline Loan Commitment is $20,000,000. The Swingline Loan Commitment shall expire on the date the Revolving Credit Commitments are terminated and all Swingline Loans and all other amounts owed hereunder with respect to Swingline Loans shall be paid in full no later than that date. The Borrower shall give the Swingline Lender telephonic, written or telecopy notice (in the case of telephonic notice, such notice shall be promptly confirmed in writing or by telecopy) not later than 12:00 (noon), New York City time, on the day of a proposed borrowing. Such notice shall be delivered on a Business Day, shall be irrevocable and shall refer to this Agreement and shall specify the requested date (which shall be a Business Day) and amount of such Swingline Loan. The Swingline Lender shall give the Administrative Agent, which shall in turn give to each Lender, prompt written or telecopy advice of any notice received from the Borrower pursuant to this paragraph.

     (ii) In no event shall (A) the aggregate principal amount of Swingline Loans outstanding at any time exceed the aggregate Swingline Loan Commitment in effect at such time, (B) the Aggregate Revolving Credit Exposure at any time exceed the Total Revolving Credit Commitment at such time or (C) the aggregate Swingline Loan Commitment exceed at any time the aggregate Revolving Credit Commitments in effect at such time. Swingline Loans may only be made as ABR Loans.

     (iii) With respect to any Swingline Loans that have not been voluntarily prepaid by the Borrower, the Swingline Lender (by request to the Administrative Agent) or Administrative Agent at any time may, in its sole discretion, on one Business Day's notice, require each Revolving Credit Lender, including the Swingline Lender, and each such Lender hereby agrees, subject to the provisions of this Section 2.01(d), to make a Revolving Loan (which shall be funded as an ABR Loan) in an amount equal to such Lender's Applicable Percentage of the amount of the Swingline Loans ("Refunded Swingline Loans") outstanding on the date notice is given which the Swingline Lender requests the Lenders to prepay.

     (iv) In the case of Revolving Loans made by Lenders other than the Swingline Lender under the immediately preceding paragraph (iii), each such Lender shall make the amount of its Revolving Loan available to the Administrative Agent, in same day funds, at the office of the Administrative Agent located at 130 Liberty Street, New York, New York, not later than 1:00 p.m., New York City time, on the Business Day next succeeding the date such notice is given. The proceeds of such Revolving Loans shall be immediately delivered to the Swingline Lender (and not to the Borrower) and applied to repay the Refunded Swingline Loans. On the day such Revolving Loans are made, the Swingline Lender's Applicable Percentage of the Refunded Swingline Loans shall be deemed to be paid with the proceeds of a Revolving Loan made by the Swingline Lender and such portion of the Swingline Loans deemed to be so paid shall no longer be outstanding as Swingline Loans and shall be outstanding as Revolving Loans of Lenders. The Borrower authorizes the Administrative Agent and the Swingline Lender to charge the Borrower's account with the Administrative Agent (up to the amount available in such account) in order to pay immediately to the Swingline Lender the amount of such Refunded Swingline Loans to the extent amounts received from Lenders, including amounts deemed to be received from the Swingline Lender, are not sufficient to repay in full such Refunded Swingline Loans. If any portion of any such amount paid (or deemed to be paid) to the Swingline Lender should be recovered by or on behalf of the Borrower from the Swingline Lender in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared among all Lenders in the manner contemplated by Section 2.17. Subject to the compliance by the Swingline Lender with the provisions of subparagraph (vii) below, each Lender's obligation to make the Revolving Loans referred to in this paragraph shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right that such Lender may have against the Swingline Lender, the Borrower or any other person for any reason whatsoever; (B) the occurrence or continuance of an Event of Default or a Default; (C) any adverse change in the condition (financial or otherwise) of Holdings or any of its Subsidiaries; (D) any breach of this Agreement by Holdings, the Borrower or any other Lender; or (E) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. Nothing in this Section 2.01(d) shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that the Borrower may have against any Lender as a result of any default by such Lender hereunder.

     (v) A copy of each notice given by the Swingline Lender or the Administrative Agent pursuant to this Section 2.01(d) shall be promptly delivered by the Swingline Lender to the Administrative Agent and the Borrower. Upon the making of a Revolving Loan by a Lender pursuant to this Section 2.01(d), the amount so funded shall no longer be owed in respect of Swingline Loans.

     (vi) To the extent any Swingline Loans are outstanding on any date when one of the events described in Section 7.01(h) or (i) shall have occurred, each Revolving Credit Lender will, on such date, purchase an undivided participating interest in the Refunded Swingline Loans (determined as if the notice specified in clause (d)(iii) of this Section 2.01 had in fact been given with respect to all then outstanding Swingline Loans) in an amount equal to its Applicable Percentage of such Refunded Swingline Loans. Each such Lender will immediately transfer to the Swingline Lender in immediately available funds, the amount of its participation. Upon one Business Day's notice from the Swingline Lender, each Revolving Credit Lender shall deliver to the Swingline Lender an amount equal to its respective participation in same day funds at the office of the Swingline Lender in New York, New York. In order to evidence such participation each Revolving Credit Lender agrees to enter into a participation agreement at the request of the Swingline Lender in form and substance reasonably satisfactory to all parties. In the event any Revolving Credit Lender fails to make available to the Swingline Lender the amount of such Revolving Credit Lender's participation as provided in this Section 2.01(d), the Swingline Lender shall be entitled to recover such amount on demand from such Revolving Credit Lender together with interest at the customary rate set by the Swingline Lender for correction of errors among banks in New York City for one Business Day and thereafter at the Alternate Base Rate plus the ABR Margin then in effect as set forth on Schedule A.

     (vii) Notwithstanding anything herein to the contrary, the Swingline Lender shall not make any Swingline Loans at any time the Swingline Lender is aware that the conditions to the making of such Swingline Loan set forth in Section
4.01 have not been satisfied unless such conditions shall have been waived in accordance with this Agreement.

     (e) Within the limits set forth in paragraphs (b), (c) and (d) above, (x) the Borrower may borrow, pay or prepay (including pursuant to a refinancing permitted by Section 2.02(f)) and reborrow Revolving Loans and Swingline Loans on or after the Closing Date and prior to the Revolving Credit Maturity Date and
(y) the Borrower may borrow, pay or prepay (including pursuant to a refinancing permitted by Section 2.02(f)) and reborrow Growth Capital Revolving Loans after the Closing Date and prior to the Growth Capital Maturity Date, in each case subject to the terms, conditions and limitations set forth herein. Amounts paid or prepaid in respect of Term Loans may not be reborrowed.

     SECTION 2.02. Loans. (a) Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their applicable Commitments; provided, however, that the failure of any Lender to make any Loan shall not relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). The Loans comprising any Borrowing shall be in an aggregate principal amount which is (i) an integral multiple of $1,000,000 (or, in the case of Swingline Loans, $500,000) and not less than $2,000,000 (or, in the case of Swingline Loans, $500,000) or (ii) equal to the remaining available balance of the applicable Commitments, provided that Revolving Loans used to pay Refunded Swingline Loans may be in the amount of such Refunded Swingline Loans.

     (b) Subject to Sections 2.08 and 2.14, each Borrowing shall be comprised entirely of ABR Loans or (except in the case of Swingline Loans or as set forth in the second proviso to this sentence) Eurodollar Loans as the Borrower may request pursuant to Section 2.03. Each Lender may at its option make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan, provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement and such Lender shall not be entitled to any amounts payable under Section 2.13 or Section 2.19 in respect of increased costs arising as a result of such exercise, provided further that prior to the earlier of (x) the 35th day after the Closing Date and (y) the Syndication Date, the following restrictions shall apply: (x) no Loans may be incurred as Eurodollar Loans prior to the fifth day after the Closing Date and (II) no more than one borrowing under each Tranche of Revolving Loans and Growth Capital Revolving Loans may be incurred as Eurodollar Loans, each of which borrowings of Eurodollar Loans shall be incurred on the fifth day after the Closing Date and have a one month Interest Period. Borrowings of more than one Type may be outstanding at the same time; provided, however, that the Borrower shall not be entitled to request any Borrowing that, if made, would result in more than 20 Eurodollar Borrowings outstanding hereunder at any time. For purposes of the foregoing, Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.

     (c) Subject to paragraph (f) below, each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer to such account as the Administrative Agent may designate in federal funds not later than 11:00 a.m., New York City time, and the Administrative Agent shall by 12:00
(noon), New York City time, (a) in the case of any Loan made to reimburse any L/C Disbursement or to refund any Swingline Loan, apply the amounts so received to effect such reimbursement or refund as contemplated by Section 2.20 or
Section 2.01(d) and (b) in the case of each Loan the proceeds of which are to be received by the Borrower, credit the amounts so received to an account designated by the Borrower in the applicable Borrowing Request; provided, however, that if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, the Administrative Agent shall return the amounts so received to the respective Lenders.

     (d) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (c) above and may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, a rate determined by the Administrative Agent to represent its cost of overnight or short-term funds (which determination shall be conclusive absent manifest error). If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement.

     (e) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request any Borrowing if the Interest Period requested with respect thereto would end after the Tranche A Maturity Date, Tranche B Maturity Date, Tranche C Maturity Date, Revolving Credit Maturity Date or Growth Capital Maturity Date, as applicable.

     (f) The Borrower may refinance all or any part of a Revolving Credit Borrowing or a Growth Capital Borrowing with another Revolving Credit Borrowing or Growth Capital Borrowing, respectively. Any Revolving Credit Borrowing (or part thereof) or Growth Capital Borrowing (or part thereof) so refinanced shall be deemed to be repaid or prepaid in accordance with the applicable provisions of this Agreement with the proceeds of the new Revolving Credit Borrowing or new Growth Capital Borrowing, as the case may be, and the proceeds of such new Borrowing, to the extent they do not exceed the principal amount of the Borrowing being refinanced, shall not be paid by the Lenders to the Administrative Agent or by the Administrative Agent to the Borrower pursuant to paragraph (c) above.

     SECTION 2.03. Borrowing Procedure. In order to request a Borrowing, the Borrower shall hand deliver or telecopy to the Administrative Agent a duly completed Borrowing Request substantially in the form of Exhibit B (a) in the case of a Eurodollar Borrowing, not later than 12:00 (noon),

New York City time, three Business Days before a proposed Borrowing, and (b) in the case of an ABR Borrowing, not later than 12:00 noon, New York City time, one Business Day before a proposed Borrowing; provided, however, that Borrowing Requests with respect to Borrowings to be made on the Closing Date may, at the discretion of the Administrative Agent, be delivered later than the times specified above. Each Borrowing Request shall be irrevocable, shall be signed by or on behalf of the Borrower and shall specify the following information: (i) whether the Borrowing then being requested is to be a Term Borrowing, a Revolving Credit Borrowing or a Growth Capital Borrowing (and in the case of a Term Borrowing the Commitments pursuant to which the Loans comprising such Borrowing are to be made), and whether such Borrowing is to be a Eurodollar Borrowing or an ABR Borrowing; (ii) the date of such Borrowing (which shall be a Business Day), (iii) in the case of a Borrowing the proceeds of which are to be received by the Borrower, the number and location of the account to which funds are to be disbursed (which shall be an account that complies with the requirements of Section 2.02(c)); (iv) the amount of such Borrowing; and (v) if such Borrowing is to be a Eurodollar Borrowing, the Interest Period with respect thereto; provided, however, that, notwithstanding any contrary specification in any Borrowing Request, each requested Borrowing shall comply with the requirements set forth in Section 2.02. If no election as to the Type of Borrowing is specified in any such notice, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period with respect to any Eurodollar Borrowing is specified in any such notice, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. The Administrative Agent shall promptly (and in any event on the same day that the Administrative Agent receives such notice, if received by 1:00 p.m., New York City time, on such day) advise the applicable Lenders of any notice given pursuant to this Section 2.03 and of each Lender's portion of the requested Borrowing.

     If the Borrower shall not have delivered a Borrowing Request in accordance with this Section 2.03 prior to the end of the Interest Period then in effect for any Revolving Credit Borrowing or any Growth Capital Borrowing, as the case may be, requesting that such Borrowing be refinanced, then the Borrower shall (unless the Borrower has notified the Administrative Agent, not less than three Business Days prior to the end of such Interest Period, that such Borrowing is to be repaid at the end of such Interest Period) be deemed to have delivered a Borrowing Request requesting that such Borrowing be refinanced with a new Borrowing of equivalent amount, and such new Borrowing shall be an ABR Borrowing.

     SECTION 2.04. Evidence of Debt; Repayment of Loans. (a)" \* MERGEFORMAT (a) The outstanding principal balance of each Loan shall be payable (i) in the case of a Term Loan, as provided in Section 2.11, (ii) in the case of a Revolving Loan or a Swingline Loan, on the Revolving Credit Maturity Date and (iii) in the case of a Growth Capital Revolving Loan, on the Growth Capital Maturity Date. Each Loan shall bear interest from the date of the first Borrowing hereunder on the outstanding principal balance thereof as set forth in Section 2.06.

     (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

     (c) The Administrative Agent shall maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Type of each Loan made and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

     (d) The entries made in the accounts maintained pursuant to paragraph (b) and (c) of this Section 2.04 shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loans in accordance with their terms.

     (e) Notwithstanding any other provision of this Agreement, upon the request of any Lender, the Borrower will duly execute and deliver to such lender a promissory note or notes evidencing the Loans made to such Lender hereunder and the interests represented by such Note or Notes shall at all times (including after any assignment of all or part of such interests pursuant to Section 9.04) be represented by one or more Notes payable to the payee named therein or its registered assigns.

     SECTION 2.05. Fees. (a) The Borrower agrees to pay to each Lender (other than any Defaulting Lender), through the Administrative Agent, on the last day of March, June, September and December in each year, and on the date on which the Commitments of all the Lenders shall be terminated as provided herein, a commitment fee (a "Commitment Fee") on the average daily unused amount of the Commitments of such Lender during the preceding quarter (or other period ending with the date on which the last of the Commitments of such Lender shall be terminated) at either (i) a rate equal to 0.50% per annum or (ii) for any such period commencing on or after the date of the Borrower's delivery to the Administrative Agent of the Borrower's consolidated financial statements for the second full fiscal quarter of the Borrower commencing after the Closing Date, at the rate per annum effective for each day in such period as set forth on Schedule A. All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. For the purpose of calculating any Lender's Commitment Fee, the outstanding Swingline Loans during the period for which such Lender's Commitment Fee is calculated shall be deemed to be zero. The Commitment Fee due to each Lender shall commence to accrue on the Closing Date and shall cease to accrue on the date on which the last of the Commitments of such Lender shall be terminated as provided herein.

     (b) The Borrower from time to time agrees to pay (i) to each Revolving Credit Lender (other than any Defaulting Lender), through the Administrative Agent, on the last day of March, June, September and December of each year and on the date on which the Revolving Credit Commitments of all the Lenders shall be terminated as provided herein, a fee (an "L/C Participation Fee") on such Lender's Applicable Percentage of the average daily aggregate Revolving L/C Exposure (excluding the portion thereof attributable to unreimbursed L/C Disbursements), during the preceding quarter (or shorter period commencing with the date hereof or ending with the Revolving Credit Maturity Date or the date on which the Revolving Credit Commitments shall be terminated) at the rate per annum equal to the LIBOR Margin effective for each day in such period for Revolving Loans as set forth on Schedule A and (ii) to the Fronting Bank, for its own account, (x) on the last day of March, June, September and December of each year and on the date on which the Revolving Credit Commitments of all the Lenders shall be terminated as provided herein, a facing fee in respect of each Letter of Credit issued for its account hereunder for the period from and including the date of issuance of such Letter of Credit to and including the termination of such Letter of Credit, computed at a rate equal to 1/4 of 1% per annum of the daily average stated amount of such Letter of Credit; provided that in no event shall the annual amount of such facing fee with respect to any Letter of Credit be less than $500, plus, (y) in connection with the issuance, amendment or transfer of any such Letter of Credit or any L/C Disbursement thereunder, the Fronting Bank's customary documentary and processing charges (collectively, the "Fronting Bank Fees"). All L/C Participation Fees and Fronting Bank Fees that are payable on a per annum basis shall be computed on the basis of the actual number of days elapsed in a year of 360 days.

     (c) The Borrower agrees to pay to the Administrative Agent, for its own account, the fees set forth in the Fee Letter dated as of December 18, 1997, at the times specified therein (the "Administrative Agent Fees").

     (d) All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders, except that the Fronting Bank Fees shall be paid directly to the Fronting Bank. Once paid, none of the Fees shall be refundable under any circumstances.

     SECTION 2.06. Interest on Loans. (a) Subject to the provisions of paragraph
(c) below and Section 2.07, the Loans comprising each ABR Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when determined by reference to the Prime Rate and over a year of 360 days at all other times) at a rate per annum equal to the Alternate Base Rate plus, in the case of (i) Tranche A Term Loans, Revolving Loans, Swingline Loans or Growth Capital Revolving Loans, 1.25%, (ii) Tranche B Term Loans, 1.75% or (iii) Tranche C Term Loans, 2.00%.

     (b) Subject to the provisions of paragraph (c) below and Section 2.07, the Loans comprising each Eurodollar Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus, in the case of

(i) Tranche A Term Loans, Revolving Loans or Growth Capital Revolving Loans, 2.25%, (ii) Tranche B Term Loans, 2.75% or (iii) Tranche C Term Loans, 3.00%.

     (c) Subject to the provisions of Section 2.07, Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Revolving Loans, Swingline Loans and Growth Capital Revolving Loans comprising any ABR Borrowing or Eurodollar Borrowing shall bear interest (computed as set forth in paragraph (a) or (b) above, as applicable) for any date on or after the date of the Borrower's delivery to the Administrative Agent of the Borrower's consolidated financial statements for the second full fiscal quarter of the Borrower commencing after the Closing Date, at a rate per annum equal to the Alternate Base Rate or the Adjusted LIBO Rate, as applicable, plus the ABR Margin or the LIBOR Margin, as applicable, effective for such date as set forth on Schedule A.

     (d) Interest on each Loan shall be payable on the Interest Payment Dates applicable to such Loan except as otherwise provided in this Agreement. The applicable Alternate Base Rate or Adjusted LIBO Rate for each Interest Period or day within an Interest Period, as the case may be, shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. The Administrative Agent shall give the Borrower prompt notice of each such determination.

     SECTION 2.07. Default Interest. If the Borrower shall default in the payment of the principal of or interest on any Loan or any other amount becoming due hereunder, by acceleration or otherwise, the Borrower shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount for the period beginning on the date of such default up to (but not including) the date of actual payment (after as well as before judgment) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the greater of (i) 2% per annum in excess of the rate otherwise applicable to ABR Loans of the respective Tranche of Loans from time to time and (y) the rate which is 2% in excess of the rate then borne by such Loans.

     SECTION 2.08. Alternate Rate of Interest. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Borrowing the Administrative Agent shall have determined that dollar deposits in the principal amounts of the Loans comprising such Borrowing are not generally available in the London interbank market, or that the rates at which such dollar deposits are being offered will not adequately and fairly reflect the cost to any Lender of making or maintaining its Eurodollar Loan during such Interest Period, or that reasonable means do not exist for ascertaining the Adjusted LIBO Rate, the Administrative Agent shall, as soon as practicable thereafter, give written or telecopy notice of such determination to the Borrower and the Lenders. In the event of any such determination, until the Administrative Agent shall have advised the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, any request by the Borrower for a Eurodollar Borrowing pursuant to
Section 2.03 or 2.10 shall be deemed to be a request for an ABR Borrowing. Each determination by the Administrative Agent hereunder shall be conclusive absent manifest error.

     SECTION 2.09. Termination and Reduction of Commitments. (a) (i) The Tranche A Term Loan Commitments, Tranche B Term Loan Commitments and Tranche C Term Loan Commitments shall be automatically and permanently terminated at 5:00 p.m., New York City time, on the Closing Date. The Total Revolving Credit Commitment shall be automatically and permanently terminated at 5:00 p.m., New York City time, on the Revolving Credit Maturity Date. The Total Growth Capital Commitment shall be automatically and permanently terminated at 5:00 p.m., New York City time, on the Growth Capital Maturity Date.

     (ii) The Commitments (and the Term Commitments, Revolving Credit Commitments, Growth Capital Commitments, Swingline Loan Commitment and Revolving L/C Commitment of each Lender) shall terminate in their entirety on March 31, 1998 unless the Closing Date shall have occurred on or prior to such date.

     (b) Upon at least three Business Days' prior irrevocable written or telecopy notice to the Administrative Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, any of the Term Commitments, the Revolving Credit Commitments or Growth Capital Commitments; provided, however, that (i) each partial reduction of any Commitments shall be in an integral multiple of $1,000,000 and in a minimum amount of $2,000,000 (or, if less, the remaining amount of the applicable Commitments), (ii) the Total Revolving Credit Commitment shall not be reduced to an amount that is less than the Revolving Credit Exposure at the time and (iii) the Total Growth Capital Commitment shall not be reduced to an amount that is less than the Growth Capital Exposure at the time.

     (c) In addition to any other mandatory commitment reductions pursuant to this Section 2.09, on each date after the Closing Date upon which a mandatory prepayment of Term Loans pursuant to Section 2.12(c) and/or (d) is required (and exceeds in amount the aggregate principal amount of Term Loans then outstanding) or would be required if Term Loans were then outstanding, the amount required to be applied pursuant to said Section (determined as if an unlimited amount of Term Loans were actually outstanding) in excess of the aggregate principal amount of Term Loans then outstanding shall be applied (x) first, to permanently reduce the Total Growth Capital Commitment as then in effect and (y) second, to the extent in excess of the amount applied pursuant to preceding clause (x), to permanently reduce the Total Revolving Credit Commitment.

     (d) Each reduction in the Commitments hereunder shall be made ratably among the Lenders in accordance with their respective applicable Commitments. The Borrower shall pay to the Administrative Agent for the account of the Lenders, on the date of each termination or reduction, the Commitment Fees and, to the extent applicable, L/C Participation Fees on the amount of the Commitments so terminated or reduced accrued to but excluding the date of such termination or reduction.

     SECTION 2.10. Conversion and Continuation of Term Borrowings. The Borrower shall have the right at any time upon prior irrevocable notice to the Administrative Agent (a) not later than 12:00 (noon), New York City time, one Business Day prior to conversion, to convert any Eurodollar Term Borrowing into an ABR Term Borrowing, (b) not later than 10:00 a.m., New York City time, three Business Days prior to conversion or continuation, to convert any ABR Term Borrowing into a Eurodollar Term Borrowing or to continue any Eurodollar Term Borrowing as a Eurodollar Term Borrowing for an additional Interest Period, and
(c) not later than 10:00 a.m., New York City time, three Business Days prior to conversion, to convert the Interest Period with respect to any Eurodollar Term Borrowing to another permissible Interest Period, subject in each case to the following:

          (i) each conversion or continuation shall be made pro rata among the relevant Lenders in accordance with the respective principal amounts of the Loans comprising the converted or continued Term Borrowing;

          (ii) if less than all the outstanding principal amount of any Term Borrowing shall be converted or continued, then each resulting Term Borrowing shall satisfy the limitations specified in Sections 2.02(a) and
     (b) regarding the principal amount and maximum number of Borrowings of the relevant Type;

          (iii) each conversion shall be effected by each Lender by recording for the account of such Lender the new Term Loan of such Lender resulting from such conversion and reducing the Term Loan (or portion thereof) of such Lender being converted by an equivalent principal amount; accrued interest on a Term Loan (or portion thereof) being converted shall be paid by the Borrower at the time of conversion;

          (iv) if any Eurodollar Term Borrowing is converted at a time other than the end of the Interest Period applicable thereto, the Borrower shall pay, upon demand, any amounts due to the Lenders pursuant to Section 2.15;

          (v) any portion of a Term Borrowing maturing or required to be repaid in less than one month may not be converted into or continued as a Eurodollar Term Borrowing;

          (vi) any portion of a Eurodollar Term Borrowing which cannot be converted into or continued as a Eurodollar Term Borrowing by reason of the immediately preceding clause shall be automatically converted at the end of the Interest Period in effect for such Borrowing into an ABR Term Borrowing;

          (vii) no Interest Period may be selected for any Eurodollar Term Borrowing that would end later than an Installment Date occurring on or after the first day of such Interest Period if, after giving effect to such selection, the aggregate outstanding amount of (A) the Eurodollar Term Borrowings made pursuant to the same Commitments with Interest Periods ending on or prior to such Installment Date and (B) the ABR Term Borrowings made pursuant to the same Commitments would not be at least equal to the principal amount of Term Borrowings made pursuant to the same Commitments to be paid on such Installment Date; and

          (viii) prior to the earlier of (i) the 35th day after the Closing Date and (ii) the Syndication Date, conversions of ABR Loans into Eurodollar Loans may only be made if the conversion is effective on the fifth day after the Closing Date and otherwise in accordance with Section 2.02(b).

     Each notice pursuant to this Section 2.10 shall be irrevocable and shall refer to this Agreement and specify (i) the identity and amount of the Term Borrowing that the Borrower requests be converted or continued, (ii) whether such Term Borrowing is to be converted to or continued as a Eurodollar Borrowing or an ABR Borrowing, (iii) if such notice requests a conversion, the date of such conversion (which shall be a Business Day) and (iv) if such Term Borrowing is to be converted to or continued as a Eurodollar Borrowing, the Interest Period with respect thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Eurodollar Borrowing, the Borrower shall be deemed to have selected an Interest Period of one month's duration. The Administrative Agent shall advise the other Lenders of any notice given pursuant to this Section 2.10 and of each Lender's portion of any converted or continued Term Borrowing. If the Borrower shall not have given notice in accordance with this Section 2.10 to continue any Term Borrowing into a subsequent Interest Period (and shall not otherwise have given notice in accordance with this Section 2.10 to convert such Term Borrowing), such Term Borrowing shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be converted into an ABR Borrowing.

     SECTION 2.11. Repayment of Term Borrowings. (a) (i) The Tranche A Term Borrowings shall be payable as to principal in the amounts and on the dates set forth below (each such date being called a "Tranche A Term Loan Installment Date"):

                                                                   Tranche A
                                                                   Term Loan
Date                                                               Amount
----                                                               ------

March 31, 2000                                                     $2,500,000
June 30, 2000                                                      $2,500,000
September 30, 2000                                                 $2,500,000
December 31, 2000                                                  $2,500,000
March 31, 2001                                                     $3,750,000
June 30, 2001                                                      $3,750,000
September 30, 2001                                                 $3,750,000
December 31, 2001                                                  $3,750,000
March 31, 2002                                                     $5,000,000

June 30, 2002                                                      $5,000,000
September 30, 2002                                                 $5,000,000
December 31, 2002                                                  $5,000,000
March 31, 2003                                                     $7,500,000
June 30, 2003                                                      $7,500,000
September 30, 2003                                                 $7,500,000
January 31, 2004                                                   $7,500,000

     (ii) The Tranche B Term Borrowings shall be payable as to principal in the amounts and on the dates set forth below (each such date being called a "Tranche B Term Loan Installment Date"):

                                                                   Tranche B
                                                                  Term Loan
Date                                                               Amount

June 30, 1998                                                      $583,333
September 30, 1998                                                 $583,333
December 31, 1998                                                  $583,334
March 31, 1999                                                     $437,500
June 30, 1999                                                      $437,500
September 30, 1999                                                 $437,500
December 31, 1999                                                  $437,500
March 31, 2000                                                     $437,500
June 30, 2000                                                      $437,500
September 30, 2000                                                 $437,500
December 31, 2000                                                  $437,500
March 31, 2001                                                     $437,500
June 30, 2001                                                      $437,500
September 30, 2001                                                 $437,500
December 31, 2001                                                  $437,500
March 31, 2002                                                     $437,500
June 30, 2002                                                      $437,500
September 30, 2002                                                 $437,500
December 31, 2002                                                  $437,500
March 31, 2003                                                     $437,500
June 30, 2003                                                      $437,500
September 30, 2003                                                 $437,500
December 31, 2003                                                  $437,500
March 31, 2004                                                     $20,562,500
June 30, 2004                                                      $20,562,500
September 30, 2004                                                 $20,562,500
December 31, 2004                                                  $20,562,500
March 31, 2005                                                     $20,562,500

June 30, 2005                                                      $20,562,500
September 30, 2005                                                 $20,562,500
January 31, 2006                                                   $20,562,500

     (iii) The Tranche C Term Borrowings shall be payable as to principal in the amounts and on the dates set forth below (each such date being called a "Tranche C Term Loan Installment Date" and, together with the Tranche A Term Loan Installment Dates and the Tranche B Term Loan Installment Dates, the "Installment Dates"):

                                                                  Tranche C
Date                                                              Term Loan
                                                                  Amount

June 30, 1998                                                     $483,333
September 30, 1998                                                $483,333
December 31, 1998                                                 $483,334
March 31, 1999                                                    $362,500
June 30, 1999                                                     $362,500
September 30, 1999                                                $362,500
December 31, 1999                                                 $362,500
March 31, 2000                                                    $362,500
June 30, 2000                                                     $362,500
September 30, 2000                                                $362,500
December 31, 2000                                                 $362,500
March 31, 2001                                                    $362,500
June 30, 2001                                                     $362,500
September 30, 2001                                                $362,500
December 31, 2001                                                 $362,500
March 31, 2002                                                    $362,500
June 30, 2002                                                     $362,500
September 30, 2002                                                $362,500
December 31, 2002                                                 $362,500
March 31, 2003                                                    $362,500
June 30, 2003                                                     $362,500
September 30, 2003                                                $362,500
December 31, 2003                                                 $362,500
March 31, 2004                                                    $362,500
June 30, 2004                                                     $362,500
September 30, 2004                                                $362,500
December 31, 2004                                                 $362,500
March 31, 2005                                                    $362,500
June 30, 2005                                                     $362,500
September 30, 2005                                                $362,500
December 31, 2005                                                 $362,500

March 31, 2006                                                    $33,350,000
June 30, 2006                                                     $33,350,000
September 30, 2006                                                $33,350,000
January 31, 2007                                                  $33,350,000

     (b) Except as set forth in paragraphs (c) and (d) below,

     (i) all Net Proceeds and Excess Cash Flow to be applied at any time to prepay Term Borrowings pursuant to Sections 2.12(c) and (d), respectively, shall be applied to the Tranche A Term Borrowings, Tranche B Term Borrowings and Tranche C Term Borrowings ratably in accordance with the respective principal amounts outstanding thereof; and

     (ii) each prepayment of principal of the Term Borrowings pursuant to
Section 2.12(a) shall be applied to the Tranche A Term Borrowings, the Tranche B Term Borrowings and the Tranche C Term Borrowings ratably in accordance with the respective outstanding principal amounts thereof.

     Such prepayments made pursuant to Section 2.12(a) and prepayments made pursuant to Section 2.12(d) shall reduce scheduled payments required under paragraph (a) above, of the respective Tranches of Term Loans required to be repaid, after the date of such prepayment in the scheduled order of maturity and such prepayments made pursuant to Section 2.12(c) shall reduce scheduled payments required under paragraph (a) above, of the respective Tranches of Term Loans required to be repaid, after the date of such prepayment on a pro rata basis. To the extent not previously paid, all Tranche A Term Borrowings shall be due and payable on the Tranche A Maturity Date, all Tranche B Term Borrowings shall be due and payable on the Tranche B Maturity Date, and all Tranche C Term Borrowings shall be due and payable on the Tranche C Maturity Date. Each payment of Borrowings pursuant to this Section 2.11 shall be accompanied by accrued interest on the principal amount paid to but excluding the date of payment.

     (c) Notwithstanding the provisions of paragraph (b) above, at the election of the Borrower, the first $30,000,000 in aggregate of (i) mandatory prepayments that would otherwise be made pursuant to Section 2.12(d) or (ii) optional prepayments that would otherwise be made pursuant to Section 2.12(a), in either case shall be applied, until the Tranche A Term Borrowings shall have been paid in full, first to prepay Tranche A Term Borrowings, and shall reduce scheduled payments in respect of such Borrowings under Section 2.11(a) after the date of any such prepayment in the scheduled order of maturity.

     (d) Any Lender holding Tranche B Term Loans or Tranche C Term Loans may, to the extent Tranche A Term Borrowings are outstanding, elect on not less than one Business Day's prior written notice to the Administrative Agent with respect to
(i) any optional prepayment made pursuant to Section 2.12(a), if the Borrower shall have consented to the availability of such election pursuant to this
Section 2.11(d), or (ii) any mandatory
prepayment made pursuant to Section 2.12(c) or (d), not to have such prepayment applied to such Lender's Tranche B Term Loans or Tranche C Term Loans, as the case may be, until all Tranche A Term Borrowings shall have been paid in full, in which case the amount not so applied shall be applied to prepay Tranche A Term Borrowings, and shall reduce scheduled payments under Section 2.11(a) after the date of any prepayment on the same basis as is provided for the respective types of payments pursuant to Section 2.11(b).

     SECTION 2.12. Prepayment. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, upon at least three Business Days' (or, in the case of a prepayment of ABR Loans, one Business Day's) prior written or telecopy notice (or telephone notice promptly confirmed by written or telecopy notice) to the Administrative Agent, before 11:00 a.m., New York City time; provided, however, that (i) each partial prepayment (other than of a Swingline Loan) shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 (or, if less, the aggregate outstanding amount under the applicable Tranche) and (ii) each prepayment of Term Borrowings shall be applied as set forth in paragraphs (b),
(c) and (d) of Section 2.11.

     (b) (i) In the event of any termination of the Revolving Credit Commitments, the Borrower shall on the date of such termination repay or prepay all its outstanding Swingline Loans and Revolving Credit Borrowings, reduce the Revolving L/C Exposure to zero and cause all Letters of Credit to be canceled and returned to the Fronting Bank. In the event of any partial reduction of the Revolving Credit Commitments, then (i) at or prior to the effective date of such reduction, the Administrative Agent shall notify the Borrower, the Swingline Lender and the Revolving Credit Lenders of the Aggregate Revolving Credit Exposure and (ii) if the Aggregate Revolving Credit Exposure would exceed the Total Revolving Credit Commitment after giving effect to such reduction, then the Borrower shall, on the date of such reduction, repay or prepay Swingline Loans and Revolving Credit Borrowings, or reduce the Revolving L/C Exposure, in an aggregate amount sufficient to eliminate such excess. Notwithstanding the foregoing, on the date of any termination or reduction of the Revolving Credit Commitments pursuant to Section 2.09, the Borrower shall pay or prepay so much of, first, the Swingline Loans and, second, the Revolving Credit Borrowings as shall be necessary in order that the Aggregate Revolving Credit Exposure will not exceed the Total Revolving Credit Commitment after giving effect to such termination or reduction.

     (ii) In the event of any termination of the Growth Capital Commitments, the Borrower shall, on the date of such termination, repay or prepay all its outstanding Growth Capital Borrowings. In the event of any partial reduction of the Growth Capital Commitments then, if the Growth Capital Exposure would exceed the Total Growth Capital Commitment after giving effect to such reduction, then the Borrower shall on the date of such reduction, repay or prepay Growth Capital Revolving Loans in an aggregate amounts sufficient to eliminate such excess.

     (c) The Borrower shall apply all Net Proceeds promptly upon receipt thereof by Holdings, the Borrower or any of their Subsidiaries to prepay Term Borrowings in accordance with paragraphs (b) and (d) of Section 2.11.

     (d) Not later than 90 days after the end of each Excess Cash Flow Period, the Borrower shall calculate Excess Cash Flow for such Excess Cash Flow Period and shall apply 50% of such Excess Cash Flow to prepay Term Borrowings in accordance with paragraphs (b) and (d) of Section 2.11, provided that if, at the time of such prepayment, the ABR Margin and the LIBOR Margin are determined by reference to Level 6, 7 or 8 as set forth on Schedule A, the Borrower shall be required to apply only 25% of such Excess Cash Flow to prepay such Borrowings. Not later than the date on which the Borrower is required to deliver financial statements with respect to the end of each Excess Cash Flow Period under Section 5.04(a), the Borrower will deliver to the Administrative Agent a certificate signed by a Financial Officer of the Borrower setting forth the amount, if any, of Excess Cash Flow for such fiscal year and the calculation thereof in reasonable detail.

     (e) Each notice of prepayment or reduction pursuant to this Section 2.12 shall specify the prepayment date and the principal amount of each Borrowing (or portion thereof) to be prepaid, shall be irrevocable and shall commit the Borrower to prepay such Borrowing by the amount stated therein on the date stated therein. All prepayments under this Section 2.12 shall be subject to
Section 2.15 but otherwise without premium or penalty. All prepayments under this Section 2.12 shall be accompanied by accrued interest on the principal amount being prepaid to but excluding the date of payment.

     (f) In the event the amount of any prepayment required to be made above shall exceed the aggregate principal amount of the ABR Loans outstanding under the Tranches required to be prepaid (the amount of any such excess being called the "Excess Amount"), the Borrower shall have the right, in lieu of making such prepayment in full, to prepay all the outstanding applicable ABR Loans and to deposit an amount equal to the Excess Amount with the Collateral Agent in a cash collateral account maintained (pursuant to documentation reasonably satisfactory to the Administrative Agent) by and in the sole dominion and control of the Collateral Agent. Any amounts so deposited shall be held by the Collateral Agent as collateral for the Obligations and applied to the prepayment of the applicable Eurodollar Loans at the end of the current Interest Periods applicable thereto. On any Business Day on which (i) collected amounts remain on deposit in or to the credit of such cash collateral account after giving effect to the payments made on such day pursuant to this Section 2.12(f) and (ii) the Borrower shall have delivered to the Collateral Agent a written request or a telephonic request (which shall be promptly confirmed in writing) that such remaining collected amounts be invested in the Permitted Investments specified in such request, the Collateral Agent shall use its reasonable efforts to invest such remaining collected amounts in such Permitted Investments; provided, however, that the Collateral Agent shall have continuous dominion and full control over any such investments (and over any interest that accrues thereon) to the same extent that it has dominion and control over such cash collateral account and no Permitted Investment shall mature after the end of the Interest

Period for which it is to be applied. The Borrower shall not have the right to withdraw any amount from such cash collateral account until the applicable Eurodollar Loans and accrued interest thereon are paid in full or if a Default or Event of Default then exists or would result.

     SECTION 2.13. Reserve Requirements; Change in Circumstances. (a) Notwithstanding any other provision herein, if after the date of this Agreement any change in applicable law or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) shall change the basis of taxation of payments to any Lender or the Fronting Bank in respect of any Letter of Credit or of the principal of or interest on any Eurodollar Loan made by such Lender or any Fees or other amounts payable hereunder (other than changes in respect of (i) taxes imposed on the overall net income of such Lender or the Fronting Bank by the jurisdiction in which such Lender or the Fronting Bank has its principal office or by any political subdivision or taxing authority therein and (ii) any Taxes described in Section 2.19), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets or deposits with or for the account of or credit extended by or, in the case of the Letters of Credit, participated in by such Lender (except any such reserve requirement which is reflected in the Adjusted LIBO Rate) or the Fronting Bank or shall impose on such Lender or the Fronting Bank or the interbank Eurodollar market any other condition affecting this Agreement, any Letter of Credit (or any participation with respect thereto), the Revolving L/C Exposure or any Eurodollar Loans of such Lender or the Fronting Bank, and the result of any of the foregoing shall be to increase the cost to such Lender or the Fronting Bank of making or maintaining its Revolving L/C Exposure or any Eurodollar Loan (or, in the case of the Fronting Bank, of making any payment under any Letter of Credit) or to reduce the amount of any sum received or receivable by such Lender or the Fronting Bank hereunder (whether of principal, interest or otherwise) by an amount deemed by such Lender or the Fronting Bank to be material, then from time to time the Borrower will pay to such Lender or the Fronting Bank upon demand such additional amount or amounts as will compensate such Lender or the Fronting Bank for such additional costs incurred or reduction suffered.

     (b) If any Lender or the Fronting Bank shall have determined that the adoption after the date hereof of any law, rule, regulation or guideline regarding capital adequacy, or any change after the date hereof in any of the foregoing or in the interpretation or administration of any of the foregoing by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any lending office of such Lender) or the Fronting Bank or any Lender's or the Fronting Bank's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) made or issued after the date hereof by any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's or the Fronting Bank's capital or on the capital of such Lender's or the Fronting Bank's holding company, if any, as a consequence of this Agreement or its obligations pursuant hereto to a level below that which such Lender or the

Fronting Bank or such Lender's or the Fronting Bank's holding company would have achieved but for such adoption, change or compliance (taking into consideration such Lender's or the Fronting Bank's policies and the policies of such Lender's or the Fronting Bank's holding company with respect to capital adequacy) by an amount deemed by such Lender or the Fronting Bank to be material, then from time to time the Borrower shall pay to such Lender or the Fronting Bank upon demand such additional amount or amounts as will compensate such Lender or the Fronting Bank or such Lender's or the Fronting Bank's holding company for any such reduction suffered.

     (c) A certificate of each Lender or the Fronting Bank setting forth such amount or amounts as shall be necessary to compensate such Lender or the Fronting Bank or its holding company as specified in paragraph (a) or (b) above, as the case may be, shall be delivered to the Borrower through the Administrative Agent and shall be conclusive absent manifest error. The Borrower shall pay each Lender or the Fronting Bank the amount shown as due on any such certificate delivered by it within 10 days after its receipt of the same.

     (d) In the event any Lender or the Fronting Bank delivers a notice pursuant to paragraph (e) below, the Borrower may require, at the Borrower's expense and subject to Section 2.15, such Lender or the Fronting Bank to assign, at par plus accrued interest and fees, without recourse (in accordance with Section 9.04) all its interests, rights and obligations hereunder (including, in the case of a Lender, all of its Commitments and the Loans at the time owing to it and participations in Letters of Credit held by it and its obligations to acquire such participations) to a financial institution specified by the Borrower, provided that (i) such assignment shall not conflict with or violate any law, rule or regulation or order of any court or other Governmental Authority, (ii) the Borrower shall have received the written consent of the Administrative Agent (which consent shall not be unreasonably withheld) and the Fronting Bank to such assignment, (iii) the Borrower shall have paid to the assigning Lender or the Fronting Bank all moneys accrued and owing hereunder to it (including pursuant to this Section 2.13) and (iv) in the case of a required assignment by the Fronting Bank, all outstanding Letters of Credit issued by the Fronting Bank shall be canceled and returned to the Fronting Bank.

     (e) Promptly after any Lender or the Fronting Bank has determined, in its sole judgment, that it will make a request for increased compensation pursuant to this Section 2.13, such Lender or the Fronting Bank will notify the Borrower thereof. Failure on the part of any Lender or the Fronting Bank so to notify the Borrower or to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such Lender's or the Fronting Bank's right to demand compensation with respect to such period or any other period, provided that the Borrower shall not be under any obligation to compensate any Lender or the Fronting Bank under paragraph (b) above with respect to increased costs or reductions with respect to any period prior to the date that is six months prior to such request if such Lender or the Fronting Bank knew or could reasonably have been expected to be aware of the circumstances giving rise to such increased costs or reductions and of the fact that such circumstances would in fact result in a claim for increased compensation by reason of such increased costs or reductions and provided further, that the foregoing limitation shall not apply to any increased costs or reductions arising out of the retroactive application of any law, regulation, rule, guideline or directive as aforesaid within such six month period. The protection of this Section 2.13 shall be available to each Lender and the Fronting Bank regardless of any possible contention as to the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed.

     SECTION 2.14. Change in Legality. (a) Notwithstanding any other provision herein, if the adoption of or any change in any law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to any Eurodollar Loan, then, by written notice to the Borrower and to the Administrative Agent, such Lender may:

          (i) declare that Eurodollar Loans will not thereafter be made by such Lender hereunder, whereupon any request by the Borrower for a Eurodollar Borrowing shall, as to such Lender only, be deemed a request for an ABR Loan unless such declaration shall be subsequently withdrawn; and

          (ii) require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically converted to ABR Loans as of the effective date of such notice as provided in paragraph (b) below.

In the event any Lender shall exercise its rights under subparagraphs (i) and
(ii) above, all payments and prepayments of principal that would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans.

     (b) For purposes of this Section 2.14, a notice to the Borrower by any Lender shall be effective as to each Eurodollar Loan, if lawful, on the last day of the Interest Period currently applicable to such Eurodollar Loan; in all other cases such notice shall be effective on the date of receipt by the Borrower.

     SECTION 2.15. Indemnity. The Borrower shall indemnify each Lender against any loss or expense (other than taxes) that such Lender may sustain or incur as a consequence of (a) any failure by the Borrower to fulfill on the date of any Borrowing or proposed Borrowing hereunder the applicable conditions set forth in
Article IV, (b) any failure by the Borrower to borrow or to refinance, convert or continue any Loan hereunder after irrevocable notice of such Borrowing, refinancing, conversion or continuation has been given pursuant to Section 2.03 or 2.10, (c) any payment, prepayment or conversion of a Eurodollar Loan required by any other provision of this Agreement or otherwise made or deemed made on a date other than the last day of the Interest Period applicable thereto, (d) any default in payment or prepayment of the principal amount of any Loan or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, whether by scheduled maturity, acceleration, irrevocable notice of prepayment or otherwise) or (e) the occurrence of any Event of Default, including, in each such case, any loss or reasonable expense sustained or incurred or to be sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain such Loan or any part thereof as a Eurodollar Loan. Such loss or reasonable expense shall exclude loss of margin hereunder but shall include an amount equal to the excess, if any, as reasonably determined by such Lender, of
(i) its cost of obtaining the funds for the Loan being paid, prepaid, converted or not borrowed, converted or continued (assumed to be the Adjusted LIBO Rate applicable thereto) for the period from the date of such payment, prepayment, conversion or failure to borrow, convert or continue to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the Interest Period for such Loan which would have commenced on the date of such failure) over (ii) the amount of interest (as reasonably determined by such Lender) that would be realized by such Lender in reemploying the funds so paid, prepaid, converted or not borrowed, converted or continued for such period or Interest Period, as the case may be. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.15 (and the reasons therefor) shall be delivered to the Borrower through the Administrative Agent and shall be conclusive absent manifest error.

     SECTION 2.16. Pro Rata Treatment. Except as required under Section 2.14 and subject to Section 2.11, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans, each reimbursement of L/C Disbursements, each payment of the Commitment Fees or L/C Participation Fees, each reduction of the Term Commitments, the Revolving Credit Commitments or the Growth Capital Commitments and each refinancing of any Borrowing with, conversion of any Borrowing to or continuation of any Borrowing as a Borrowing of any Type shall be allocated (except in the case of Swingline Loans) pro rata among the Lenders in accordance with their respective applicable Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their applicable outstanding Loans or participations in L/C Disbursements, as applicable). Each Lender agrees that in computing such Lender's portion of any Borrowing or L/C Disbursement, the Administrative Agent may, in its discretion, round each Lender's percentage of such Borrowing or L/C Disbursement, computed in accordance with Section 2.01, to the next higher or lower whole dollar amount.

     SECTION 2.17. Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrower or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such

Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Loan or L/C Disbursement as a result of which the unpaid principal portion of its Loans or L/C Disbursements made pursuant to any Commitment (or, after acceleration of the Loans pursuant to Article VII, applicable to any Loan or L/C Disbursement) shall be proportionately less than the unpaid principal portion of the Loans or L/C Disbursements of any other Lender made pursuant to such Commitments (or, after acceleration of the Loans pursuant to Article VII, applicable to any Loan or L/C Disbursement), it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, an interest in the Loans or L/C Disbursements of such other Lender, so that the aggregate unpaid principal amount of the Loans or L/C Disbursements and interests in Loans or L/C Disbursements held by each such Lender shall be in the same proportion to the aggregate unpaid principal amount of all Loans or L/C Disbursements then outstanding under such Commitments as the principal amount of its Loans or L/C Disbursements under such Commitments prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of all such Loans or L/C Disbursements outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided, however, that, if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.17 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. The Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding an interest in a Loan or L/C Disbursement deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Lender by reason thereof as fully as if such Lender had made a Loan directly to, or L/C Disbursement directly for the benefit of, the Borrower in the amount of such interest.

     SECTION 2.18. Payments. (a) The Borrower shall make each payment without setoff or counterclaim (including principal of or interest on any Borrowing or L/C Disbursement or any Fees or other amounts) required to be made by it hereunder and under any other Loan Document not later than 12:00 noon, New York City time, on the date when due in Dollars to the Administrative Agent at its offices at 130 Liberty Street, New York, New York, Attention: Deal Administrator, in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders and the Fronting Bank promptly upon receipt in like funds as received.

     (b) Whenever any payment (including principal of or interest on any Borrowing or L/C Disbursement or any Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day (except in the case of payment of principal of a Eurodollar Borrowing if the effect of such extension would be to extend such payment into the next succeeding month, in which event such payment shall be due on the immediately preceding Business Day), and such extension of time shall in such case be included in the computation of interest or Fees, if applicable.

     SECTION 2.19. Taxes. (a) Any and all payments by the Borrower to the Administrative Agent, the Fronting Bank or the Lenders hereunder or under the other Loan Documents shall be made, in accordance with Section 2.18, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding (i) in the case of each Lender, the Fronting Bank and the Administrative Agent, taxes that would not be imposed but for a connection between such Lender, the Fronting Bank or the Administrative Agent (as the case may be) and the jurisdiction imposing such tax, other than a connection arising solely by virtue of the activities of such Lender, the Fronting Bank or the Administrative Agent (as the case may be) pursuant to or in respect of this Agreement or under any other Loan Document, including entering into, lending money or extending credit pursuant to, receiving payments under, or enforcing, this Agreement or any other Loan Document, and (ii) in the case of each Lender, the Fronting Bank and the Administrative Agent, any United States withholding taxes payable with respect to any payments made hereunder or under the other Loan Documents under laws (including any statute, treaty, ruling, determination or regulation) in effect on the Initial Date (as hereinafter defined) applicable to such Lender, the Fronting Bank or the Administrative Agent, as the case may be, but not excluding any United States withholding taxes payable solely as a result of any change in such laws occurring after the Initial Date (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). For purposes of this
Section 2.19, the term "Initial Date" shall mean (i) in the case of the Administrative Agent, the Fronting Bank or any Lender, the date on which such person became a party to this Agreement and (ii) in the case of any assignment, including any assignment by a Lender or the Fronting Bank to a new lending office, the date of such assignment. If any Taxes shall be required by law to be deducted from or in respect of any sum payable hereunder or under any other Loan Document to any Lender, the Fronting Bank or the Administrative Agent, (i) the sum payable by the Borrower shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.19) such Lender, the Fronting Bank or the Administrative Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. The Borrower shall not, however, be required to pay any amounts pursuant to clause (i) of the preceding sentence to any Lender, the Fronting Bank or the Administrative Agent not organized under the laws of the United States of America or a state thereof if such Lender, the Fronting Bank or the Administrative Agent fails to comply with the requirements of paragraph (f) or
(g), as the case may be, and paragraph (h) of this Section 2.19.

     (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

     (c) The Borrower will indemnify each Lender, the Fronting Bank and the Administrative Agent for the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this
Section 2.19) paid by such Lender, the Fronting Bank or the Administrative Agent, as the case may be, and any liability (including penalties, interest and expenses including reasonable attorney's fees and expenses) arising therefrom or with respect thereto whether or not such Taxes or Other Taxes were correctly or legally asserted. A certificate as to the amount of such payment or liability prepared by a Lender (or transferee), the Fronting Bank or the Administrative Agent, absent manifest error, shall be final, conclusive and binding for all purposes, provided that if the Borrower reasonably believes that such Taxes were not correctly or legally asserted, such Lender, the Fronting Bank or the Administrative Agent, as the case may be shall use reasonable efforts to cooperate with the Borrower to obtain a refund of such Taxes or Other Taxes. Such indemnification shall be made within 10 days after the date any Lender, the Fronting Bank or the Administrative Agent, as the case may be, makes written demand therefor. If a Lender, the Fronting Bank or the Administrative Agent shall become aware that it is entitled to receive a refund in respect of Taxes or Other Taxes, it shall promptly notify the Borrower of the availability of such refund and shall, within 30 days after receipt of a request by the Borrower, pursue or timely claim such refund at the Borrower's expense. If any Lender, the Fronting Bank or the Administrative Agent receives a refund in respect of any Taxes or Other Taxes for which such Lender, the Fronting Bank or the Administrative Agent has received payment from the Borrower hereunder, it shall promptly repay such refund (plus any interest received) to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.19 with respect to the Taxes or Other Taxes giving rise to such refund), provided that the Borrower, upon the request of such Lender, the Fronting Bank or the Administrative Agent, agrees to return such refund (plus any penalties, interest or other charges required to be paid) to such Lender, the Fronting Bank or the Administrative Agent in the event such Lender, such Fronting Bank or the Administrative Agent is required to repay such refund to the relevant taxing authority.

     (d) Within 30 days after the date of any payment of Taxes or Other Taxes withheld by the Borrower in respect of any payment to any Lender, the Fronting Bank or the Administrative Agent, the Borrower will furnish to the Administrative Agent, at its address referred to in Section 9.01, the original or a certified copy of a receipt evidencing payment thereof.

     (e) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section 2.19 shall survive the payment in full of principal and interest hereunder, the expiration of the Letters of Credit and the termination of the Commitments.

     (f) In the case of any Borrowing by, or L/C Disbursement for the benefit of, the Borrower, this paragraph (f) shall apply. Each Lender, the Fronting Bank and the Administrative Agent that is not organized under the laws of the United States of America or a state thereof agrees that at least 10 days prior to the first Interest Payment Date following the Initial Date in respect of the Fronting Bank or such Lender, it will deliver to the Borrower and the Administrative Agent (if appropriate) two duly completed copies of either (i) United States Internal Revenue Service Form 1001 or 4224 or successor applicable form, as the case may be, certifying in each case that the Fronting Bank, such Lender or the Administrative Agent, as the case may be, is entitled to receive payments under this Agreement and the other Loan Documents payable to it without deduction or withholding of any United States federal income taxes and backup withholding taxes or is entitled to receive such payments at a reduced rate pursuant to a treaty provision or (ii) in the case of a Lender that is not a "bank" within the meaning of Section 881(c)(3) of the Code, (A) deliver to the Borrower and the Administrative Agent (I) a statement under penalties of perjury that such Lender (w) is not a "bank" under Section 881(c)(3)(A) of the Code, is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements, (x) is not a 10-percent shareholder within the meaning of Section 881(c)(3)(B) of the Code, (y) is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(c) of the Code and (z) is not a "conduit entity" within the meaning of U.S. Treasury Regulations Section 1.881-3 and (II) an Internal Revenue Service Form W-8; (B) deliver to the Borrower and the Administrative Agent a further copy of said Form W-8, or any successor applicable form or other manner of certification on or before the date that any such Form W-8 expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by such Lender; and (C) obtain such extensions of time for filing and complete such forms or certifications as may be reasonably requested by the Borrower or the Administrative Agent; unless in any such case an event (including any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders any such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Administrative Agent. Such Lender shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States Federal income taxes or is entitled to receive such payments at a reduced rate pursuant to a treaty provision and (ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a participant pursuant to Section 9.04 shall, upon the effectiveness of the related transfer, be required to provide all the forms and statements required pursuant to this paragraph (f) to the Lender from which the related participation shall have been purchased. Unless the Borrower and the Administrative Agent have received forms, certificates and other documents required by this Section 2.19(f) indicating that payments hereunder or under this Agreement, any other Loan Document or the Letters of Credit to or for the

Fronting Bank or Lender not incorporated or organized under the laws of the United States or a state thereof are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Borrower or the Administrative Agent shall withhold such taxes from such payments at the applicable statutory rate.

     (g) The Fronting Bank and any Lender claiming any additional amounts payable pursuant to this Section 2.19 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested in writing by the Borrower or to change the jurisdiction of its applicable lending office, if the making of such a filing or change would avoid the need for or reduce the amount of any such additional amounts which would be payable or may thereafter accrue and would not, in the sole determination of the Fronting Bank or such Lender, be otherwise disadvantageous to the Fronting Bank or such Lender.

     (h) Nothing contained in this Section 2.19 shall require any Lender or the Fronting Bank or the Administrative Agent to make available any of its tax returns (or any other information that it deems to be confidential or proprietary).

     SECTION 2.20. Letters of Credit. (a) Letters of Credit. (i) General. The Borrower may request the issuance of a Standby Letter of Credit or a Commercial Letter of Credit by delivering notice in the form of Exhibit C hereto (each a "Letter of Credit Request"), appropriately completed, for the account of the Borrower at any time and from time to time while the Revolving Credit Commitments remain in effect. This Section 2.20(a) shall not be construed to impose an obligation upon the Fronting Bank to issue any Letter of Credit that is inconsistent with the terms and conditions of this Agreement or that would result in there existing Letters of Credit in an aggregate stated amount at any time in excess of $50,000,000.

     (ii) Notice of Issuance, Amendment; Certain Conditions. In order to request the issuance of a Letter of Credit (or to request that the Fronting Bank amend an existing Letter of Credit), the Borrower shall hand deliver or telecopy to the Fronting Bank and the Administrative Agent (reasonably in advance of the requested date of issuance or amendment) a notice requesting the issuance of such Letter of Credit in Dollars and on a sight basis, or identifying any Letter of Credit to be amended, and specifying the date of issuance or amendment, the date on which such Letter of Credit is to expire (which shall comply with paragraph (iii) below), the amount of such Letter of Credit to be issued or amended, the name and address of the account party (which shall be the Borrower) and the beneficiary thereof and such other information as shall be necessary to prepare such Letter of Credit or grant such issuance or amendment. Each Letter of Credit shall be issued or amended subject to the terms and conditions and relying on the representations and warranties of Holdings and the Borrower set forth herein, and in any case only if, and upon issuance or amendment of each Letter of Credit the Borrower shall be deemed to represent and warrant that, after giving effect to such issuance or amendment the Aggregate Revolving

Credit Exposure shall not exceed the Total Revolving Credit Commitment in effect at such time.

     (iii) Expiration Date. Each Standby Letter of Credit shall expire at the close of business on the earlier of the date one year after the date of the issuance of such Standby Letter of Credit (although any such Standby Letter of Credit may be automatically extendable for successive periods of up to one year, but not beyond the tenth Business Day prior to the Revolving Credit Maturity
Date) and the date that is ten Business Days prior to the Revolving Credit Maturity Date and each Commercial Letter of Credit shall expire at the close of business on the earlier of the date 180 days after the date of issuance of such Commercial Letter of Credit and the date that is ten Business Days prior to the Revolving Credit Maturity Date, unless such Standby Letter of Credit expires by its terms on an earlier date, provided that a Standby Letter of Credit shall not be issued (nor shall a Standby Letter of Credit be amended, renewed or extended) that would result in the Aggregate Revolving Credit Exposure exceeding the Total Revolving Credit Commitment in effect at such time. Compliance with the foregoing proviso shall be determined based upon the assumption that (A) each Standby Letter of Credit remains outstanding and undrawn in accordance with its terms until its expiration date (taking into account any rights of renewal or extension that do not require written notice by or consent of any Fronting Bank, in its sole discretion, in order to effect such renewal or extension) and (B) the Revolving Credit Commitments will not be reduced pursuant to Section 2.09.

     (iv) Participations. By the issuance of a Letter of Credit and without any further action on the part of the Fronting Bank or the Revolving Credit Lenders, the Fronting Bank will grant to each Revolving Credit Lender, and each such Lender will acquire from the Fronting Bank, a participation in such Letter of Credit equal to such Revolving Credit Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit, effective upon the issuance of such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Credit Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Fronting Bank, such Revolving Credit Lender's Applicable Percentage of each L/C Disbursement made by the Fronting Bank under such Letter of Credit and not reimbursed by the Borrower (or, if applicable, another party pursuant to its obligations under any other Loan Document) on or before the next Business Day as provided in paragraph (v) below. Each Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever, provided that nothing in this Agreement shall be construed to excuse the Fronting Bank from liability to the Revolving Credit Lenders caused by the gross negligence or wilful misconduct of the Fronting Bank.

     (v) Reimbursement. If the Fronting Bank shall make any L/C Disbursement in respect of a Letter of Credit, the Borrower shall pay to the Administrative Agent, on or before the Business Day immediately following the date of such L/C Disbursement, an amount equal to such L/C Disbursement. If the Borrower shall fail to pay any amount required to be paid under this paragraph on or before such Business Day (or to cause payment thereof when due pursuant to a Revolving Credit Borrowing), then (A) such unpaid amount shall bear interest, for each day from and including such Business Day to but excluding the date of payment, at a rate per annum equal to the interest rate applicable to overdue ABR Loans that are Revolving Credit Loans pursuant to Section 2.07 (provided that the 2.00% margin referred to therein shall not be applicable until the first Business Day after the Borrower receives notice from the Administrative Agent that such L/C Disbursement has been or will be made), (B) the Administrative Agent shall notify the Fronting Bank and the Revolving Credit Lenders thereof, (C) each Revolving Credit Lender shall comply with its obligation under paragraph (iv) above by wire transfer of immediately available funds, in the same manner as provided in Section 2.02(c) with respect to Loans made by such Revolving Credit Lender (and Section 2.02(d) shall apply, mutatis mutandis, to the payment obligations of the Revolving Credit Lenders) and (D) the Administrative Agent shall promptly pay to the Fronting Bank amounts so received by it from the Revolving Credit Lenders. The Administrative Agent shall promptly pay to the Fronting Bank on a pro rata basis with respect to outstanding L/C Disbursements any amounts received by it from the Borrower (or, if applicable, another party pursuant to its obligations under any other Loan Document) pursuant to this paragraph prior to the time that any Revolving Credit Lender makes any payment pursuant to paragraph (iv) above; any such amounts received by the Administrative Agent thereafter shall be promptly remitted by the Administrative Agent to the Revolving Credit Lenders that shall have made such payments and to the Fronting Bank, as their interests may appear.

     (vi) In the case of Commercial Letters of Credit, in the event that the Fronting Bank is other than the Administrative Agent, such Fronting Bank will send a facsimile transmission to the Administrative Agent promptly on the first Business Day of each week, stating its daily aggregate daily maximum amount available for drawing under Commercial Letters of Credit for the previous week. The Administrative Agent shall deliver to each Revolving Credit Lender, upon each calendar month, a report setting forth for such period the daily aggregate daily maximum amount available for drawing under the Commercial Letters of Credit issued by all of the Fronting Banks during such period. The Administrative Agent shall deliver to each Lender, upon each calendar month end and upon each L/C Participation Fee payment, a report setting forth for such period the daily aggregate stated amount available to be drawn under the Commercial Letters of Credits issued by the Fronting Bank during such period.

     (b) Obligations Absolute. The Borrower's obligations to reimburse L/C Disbursements as provided in paragraph (a) above shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances whatsoever, and irrespective of:

          (i) any lack of validity or enforceability of any Letter of Credit or any Loan Document, or any term or provision therein;

          (ii) any amendment or waiver of or any consent to departure from all or any of the provisions of any Letter of Credit or any Loan Document;

          (iii) the existence of any claim, setoff, defense or other right that the Borrower, any other party guaranteeing, or otherwise obligated with, the Borrower or any Subsidiary or other Affiliate thereof or any other person may at any time have against the beneficiary under any Letter of Credit, the Fronting Bank, any Agent or any Lender (other than the defense of payment in accordance with the terms of this Agreement or a defense based on the gross negligence or wilful misconduct of the Fronting Bank) or any other person, whether in connection with this Agreement, any other Loan Document or any other related or unrelated agreement or transaction;

          (iv) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, provided that payment by the applicable Fronting Bank shall not have constituted gross negligence or wilful misconduct of the Fronting Bank;

          (v) payment by the Fronting Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, provided that payment by the Fronting Bank shall not have constituted gross negligence or wilful misconduct of such Fronting Bank; and

          (vi) any other act or omission to act or delay of any kind of the Fronting Bank, the Lenders, any Agent or any other person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.20(b), constitute a legal or equitable discharge of the Borrower's obligations hereunder, provided that such act or omission shall not have constituted gross negligence or wilful misconduct of such Fronting Bank.

     (c) Disbursement Procedures. The Fronting Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Fronting Bank shall as promptly as possible give telephonic notification, confirmed by telecopy, to the Administrative Agent and the Borrower of such demand for payment and whether the Fronting Bank has made or will make an L/C Disbursement thereunder, provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Fronting Bank and the Lenders with respect to any such L/C Disbursement. The Administrative Agent shall promptly give each Revolving Credit Lender notice thereof.

     (d) Interim Interest. If the Fronting Bank shall make any L/C Disbursement in respect of a Letter of Credit, then, unless the Borrower shall reimburse such L/C Disbursement in full on such date, the unpaid amount thereof shall bear interest for the account of the Fronting Bank, for each day from and including the date of such L/C Disbursement, to but excluding the earlier of the date of payment or the date on which interest shall commence to accrue thereon as provided in subparagraph (a)(v) above, at the rate per annum that would apply to such amount if such amount were an ABR Loan.

     (e) Liability of the Fronting Bank. Without limiting the generality of paragraph (b) above, it is expressly understood and agreed that the absolute and unconditional obligation of the Borrower to reimburse L/C Disbursements will not be excused by the gross negligence or wilful misconduct of the Fronting Bank, except as otherwise expressly provided in said paragraph (b). However, nothing in this Agreement shall be construed to excuse the Fronting Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Fronting Bank's gross negligence or wilful misconduct in determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. It is understood that the Fronting Bank may accept documents that appear on their face to be in order, without responsibility for further investigation in making any payment under any Letter of Credit and, except as otherwise expressly provided in said paragraph (b), (i) the Fronting Bank's exclusive reliance on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever and (ii) any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in each case, be deemed not to constitute wilful misconduct or gross negligence of such Fronting Bank.

     (f) Resignation or Removal of a Fronting Bank. The Fronting Bank may resign at any time by giving 30 days' prior written notice to the Administrative Agent, the Lenders and the Borrower, and may be removed at any time by the Borrower by notice to the Fronting Bank, the Administrative Agent and the Lenders, subject in each case to the appointment by the Borrower of a replacement Fronting Bank reasonably satisfactory to the Administrative Agent, provided that (i) Bankers Trust Company shall not resign as the Fronting Bank hereunder for any reason other than compliance with applicable legal and regulatory requirements and (ii) no Fronting Bank may resign as to any Letter of Credit previously issued by it. Subject to the next succeeding sentences of this paragraph (f), upon the acceptance of any appointment as the Fronting Bank hereunder by a successor Fronting Bank, such successor shall succeed to and become vested with all the interests, rights and obligations of the retiring Fronting Bank and the retiring Fronting Bank shall be discharged from its obligations to issue additional Letters of Credit hereunder to the extent of the commitment of the successor Fronting Bank to provide Letters of Credit. At the time such removal or resignation shall become effective, the Borrower shall pay all accrued and unpaid fees of such Fronting Bank pursuant to Section 2.05(b)(ii). The acceptance of any appointment as Fronting Bank hereunder by a successor Fronting Bank shall be evidenced by an agreement entered into by such successor, in a form satisfactory to the Borrower and the Administrative Agent, and, from and after the effective date of such agreement, (i) such successor Fronting Bank shall have all the rights and obligations of its predecessor Fronting Bank under this Agreement and the other Loan Documents and (ii) references herein and in the other Loan Documents to the term "Fronting Bank" shall be deemed to refer to such successor or to such predecessor Fronting Bank, or to such successor and all predecessor and current Fronting Banks, as the context shall require. After the resignation or removal of a Fronting Bank hereunder, such retiring Fronting Bank shall remain a party hereto and shall continue to have all the rights and obligations of a Fronting Bank under this Agreement and the other Loan Documents with respect to Letters of Credit issued by it prior to such resignation or removal, but shall not be required to issue additional Letters of Credit.

     (g) Cash Collateralization. If any Event of Default shall occur and be continuing, the Borrower shall, on the Business Day the Borrower receives notice from the Administrative Agent or Revolving Credit Lenders with combined Revolving Credit Commitments representing a majority of the aggregate Revolving Credit Commitments (or, if the maturity of the Loans has been accelerated, Revolving Credit Lenders holding participations in outstanding Letters of Credit representing a majority of the aggregate undrawn amount of all outstanding Letters of Credit) thereof and of the amount to be deposited, deposit in an account with the Collateral Agent, for the benefit of the Revolving Credit Lenders an aggregate amount in cash equal to the Revolving L/C Exposure as of such date. Such deposit shall be held by the Collateral Agent as collateral for the payment and performance of the Obligations. The Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits in Permitted Investments, which investments shall be made at the option and sole discretion of the Collateral Agent (provided that the Collateral Agent shall use reasonable efforts to make such investments), such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall (a) automatically be applied by the Administrative Agent to reimburse the Fronting Bank for L/C Disbursements that have not been reimbursed, (b) be held for the satisfaction of the reimbursement obligations of the Borrower for the Revolving L/C Exposure and (c) if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Credit Lenders holding participations in outstanding Letters of Credit representing greater than 50% of the aggregate undrawn amount of all outstanding Letters of Credit), be applied to satisfy the Obligations. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

     (h) Additional Fronting Banks. From time to time, the Borrower may by notice to the Administrative Agent designate additional Fronting Banks reasonably satisfactory to the Administrative Agent. Such additional Fronting Banks shall execute a counterpart of this Agreement upon approval of the Administrative Agent (which shall not be unreasonably withheld) and shall thereafter be Fronting Banks hereunder for all purposes and shall have the Revolving L/C Commitment noted under their signature and, if applicable, the Revolving L/C Commitment of any other Fronting Bank shall be reduced by the amount or amounts specified to the Administrative Agent and each affected Fronting Bank and delivered concurrently with any notice of designation of an additional Fronting Bank.

     SECTION 2.21. Replacement of Lenders. If any Lender is subject to an order, judgment or decree of any Governmental Authority that purports to enjoin or restrain such Lender from making Loans hereunder, then the Borrower may, at its sole expense and effort and subject to Section 2.15, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, at par plus accrued interest and fees, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement (including all of its Commitments and the Loans at the time owing to it and participations in Letters of Credit held by it and its obligations to acquire such participations) to a financial institution specified by the Borrower (which may be another Lender, if a Lender accepts such assignment), provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent (and, if a Revolving Commitment is being assigned, the Fronting Bank and Swingline Lender), which consent shall not unreasonably be withheld or delayed, (ii) such assignment shall not conflict with or violate any law, rule or regulation or order of any court or other Governmental Authority and (iii) the Borrower shall have paid to the assigning Lender all moneys accrued and owing hereunder to it (including pursuant to this Section 2.21).

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

     Each of Holdings and the Borrower represents and warrants to each of the Lenders that:

     SECTION 3.01. Organization; Powers. Each of Holdings, the Borrower and each of their Subsidiaries (a) is a partnership, limited liability company or corporation duly organized, validly existing and in good standing (or, if applicable in a foreign jurisdiction, enjoys the equivalent status under the laws of any jurisdiction of organization outside the United States) under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted, (c) is qualified to do business in every jurisdiction where such qualification is required, except where the failure so to qualify could not reasonably be expected to result in a Material Adverse Effect, and (d) has the power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and, in the case of the Borrower, to borrow and otherwise obtain credit hereunder.

     SECTION 3.02. Authorization. The execution, delivery and performance by Holdings, the Borrower and each of their Subsidiaries of each of the Loan Documents to which it is a party, and the borrowings hereunder and the transactions forming a part of the Recapitalization (a) have been duly authorized by all corporate, stockholder, limited liability company or partnership action required to be obtained by Holdings, the Borrower and such Subsidiaries and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or By-laws of Holdings, the Borrower or any such Subsidiary, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which Holdings, the Borrower or any such Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section 3.02, individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Holdings, the Borrower or any such Subsidiary, other than the Liens created by the Loan Documents.

     SECTION 3.03. Enforceability. This Agreement has been duly executed and delivered by Holdings and the Borrower and constitutes, and each other Loan Document when executed and delivered by each Loan Party that is party thereto will constitute, a legal, valid and binding obligation of such Loan Party enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     SECTION 3.04. Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transaction, except for (a) the filing of Uniform Commercial Code financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office and comparable offices in foreign jurisdictions and equivalent filings in foreign jurisdictions, (b) recordation of the Mortgages, (c) such as have been made or obtained and are in full force and effect, (d) filings (which have been completed or will be completed on the Closing Date) of amended and restated certificates of limited partnership for Holdings and the Borrower and (e) such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 3.05. Financial Statements. Holdings has heretofore furnished to the Lenders its combined balance sheets and combined statements of income, cash flows and owners' equity (i) as of and for the fiscal years ended December 31, 1995 and December 31, 1996, audited by and accompanied by the opinion of Ernst & Young LLP, independent public accountants, and (ii) as of and for the portion of the fiscal year ended September 30, 1997 (in the case of clause (ii), without footnotes and without a statement of owners' equity), in each case as set forth in the Offering Memorandum. Such financial statements present fairly, in all material respects, the financial position and results of operations of Holdings and its consolidated Subsidiaries (including the Borrower) as of such dates and for such periods. None of Holdings, its consolidated Subsidiaries and the Borrower has or shall have as of the Closing Date any material Guarantee, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including any interest rate or foreign currency hedging transaction, which is not reflected in the foregoing statements or the notes thereto, other than pursuant to the Loan Documents and except as specifically disclosed in Schedule 3.05 to this Agreement. Such financial statements were prepared in accordance with GAAP.

     SECTION 3.06. No Material Adverse Change or Material Adverse Effect. Since December 31, 1996 (but after giving effect to the consummation of the Transaction) there has been no material adverse change (or occurrence which is reasonably likely to result in a material adverse change) in the assets, business, operations, properties, liabilities, profits or condition (financial or otherwise) of Holdings and its Subsidiaries taken as a whole or of the Borrower and its Subsidiaries taken as a whole. Furthermore, since December 31, 1996 (but after giving effect to the Transaction) no Material Adverse Effect has occurred.

     SECTION 3.07. Title to Properties; Possession Under Leases. (a) Each of Holdings, the Borrower and each of their Subsidiaries has good and marketable title to, or valid leasehold interests in, or easements or other limited property interests in, all its material properties and assets (including all Mortgaged Properties), except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes and except where the failure to have such title in the aggregate could not reasonably be expected to have a Material Adverse Effect. All such material properties and assets are free and clear of Liens, other than Liens expressly permitted by Section 6.02.

     (b) Each of Holdings, the Borrower and each of their Subsidiaries has complied with all obligations under all material leases to which it is a party, except where the failure to comply would not have a Material Adverse Effect, and all such leases are in full force and effect, except leases in respect of which the failure to be in full force and effect could not reasonably be expected to have a Material Adverse Effect. Each of Holdings, the Borrower and each of their Subsidiaries enjoys peaceful and undisturbed possession under all such material leases, other than leases which, individually or in the aggregate, are not material to Holdings and its Subsidiaries taken as a whole or the Borrower and its Subsidiaries taken as a whole, and in respect of which the failure to enjoy peaceful and undisturbed possession could not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect.

     (c) Each of Holdings, the Borrower and each of their Subsidiaries owns or possesses, or could obtain ownership or possession of, on terms not materially adverse to it, all patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect thereto necessary for the present conduct of its business, without any known conflict with the rights of others, and free from any burdensome restrictions, except where such conflicts and restrictions could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and except as set forth on Schedule 3.07(c).

     (d) As of the Closing Date, none of Holdings, the Borrower and their Subsidiaries has received any notice of, or has any knowledge of, any pending or contemplated condemnation proceeding affecting any of the Mortgaged Properties or any sale or disposition thereof in lieu of condemnation that remains unresolved as of the Closing Date.

     (e) None of Holdings, the Borrower and their Subsidiaries is obligated on the Closing Date under any right of first refusal, option or other contractual right to sell, assign or otherwise dispose of any Mortgaged Property or any interest therein, except as permitted under Sections 6.02 or 6.05 or as set forth on Schedule 3.07(e).

     SECTION 3.08. Co-Borrower; Subsidiaries. (a) As of the Closing Date, and after giving effect to the Recapitalization, Holdings will have no Subsidiaries other than (x) CapCo II, (y) Opco GP and (z) the Borrower and its Subsidiaries.

     (b) Schedule 3.08 sets forth as of the Closing Date the name and jurisdiction of incorporation of each Subsidiary of Holdings and, as to each such Subsidiary, the percentage of each class of Equity Interests owned by Holdings or by any such Subsidiary.

     (c) As of the Closing Date, there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors' qualifying shares) of any nature relating to any Equity Interests of Holdings or any of its Subsidiaries, except under the Loan Documents.

     SECTION 3.09. Litigation; Compliance with Laws. (a) Except as set forth in
Schedule 3.09, there are not any material actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of Holdings or the Borrower, threatened against or affecting Holdings, the Borrower or any of their Subsidiaries or any business, property or rights of any such person (i) which involve any Loan Document or the Transaction or (ii) as to which there is a reasonable possibility of an adverse determination and which, if adversely determined, could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or materially adversely affect the Transaction.

     (b) None of Holdings, the Borrower, their Subsidiaries and their respective material properties or assets is in violation of (nor will the continued operation of their material properties and assets as currently conducted violate) any law, rule or regulation (including any zoning, building, Environmental Law, ordinance, code or approval or any building permit) or any restriction of record or agreement affecting any Mortgaged Property, or is in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default could reasonably be expected to result in a Material Adverse Effect.

     SECTION 3.10. Agreements. None of Holdings, the Borrower and their Subsidiaries is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, in either case where such default could reasonably be expected to result in a Material Adverse Effect. Immediately after giving effect to the Transaction, no Default or Event of Default shall have occurred and be continuing.

     SECTION 3.11. Federal Reserve Regulations. (a) None of Holdings, the Borrower and their Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

     (b) No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose, or (ii) for any purpose which entails a violation of, or which is inconsistent with, the provisions of the Regulations of the Board, including Regulation G, U or X.

     SECTION 3.12. Investment Company Act; Public Utility Holding Company Act. None of Holdings, the Borrower and their Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended, or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended.

     SECTION 3.13. Use of Proceeds. The Borrower will use the proceeds of the Loans and will request the issuance of Letters of Credit only for the purposes specified in the preamble to this Agreement; provided that Growth Capital Revolving Loans initially incurred to finance Capital Expenditures, acquisitions and investments as provided in the preamble to this Agreement may, to the extent the principal amount thereof is subsequently repaid, be reborrowed (subject to the terms and conditions of this Agreement) by the Borrower for its and its Subsidiaries' general corporate purposes. The Co-Borrower shall not use the proceeds of the Loans or Letters of Credit.

     SECTION 3.14. Tax Returns. Each of Holdings, the Borrower and each of their Subsidiaries has timely filed or caused to be timely filed all federal, and all material state and local, tax returns required to have been filed by it and has paid or caused to be paid all taxes shown thereon to be due and payable by it and all assessments in excess of $2,000,000 in the aggregate received by it, except taxes or assessments that are being contested in good faith by appropriate proceedings in accordance with Section 5.03 and for which the Borrower has set aside on its books adequate reserves and taxes, assessments, charges, levies or claims in respect of property taxes for property that Holdings, the Borrower or any of their Subsidiaries has determined to abandon where the sole recourse for such tax, assessment, charge, levy or claim is to such property. Each of Holdings, the Borrower and each of their Subsidiaries has paid in full or made adequate provision (in accordance with GAAP) for the payment of all taxes due with respect to all periods ending on or before the Closing Date, which taxes, if not paid or adequately provided for, could reasonably be expected to have a Material Adverse Effect. Except as set forth on
Schedule 3.14, as of the Closing Date, with respect to each of Holdings, the Borrower and each of their Subsidiaries, (a) no material claims are being asserted in writing with respect to any taxes, (b) no presently effective waivers or extensions of statutes of limitation with respect to taxes have been given or requested, (c) no tax returns are being examined by, and no written notification of intention to examine has been received from, the Internal Revenue Service or, with respect to any material potential tax liability, any other taxing authority and (d) no currently pending issues have been raised in writing by the Internal Revenue Service or, with respect to any material potential tax liability, any other taxing authority. For purposes hereof, "taxes" shall mean any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any Governmental Authority.

     SECTION 3.15. No Material Misstatements. (a) The written information, reports, financial statements, exhibits and schedules furnished by or on behalf of Holdings, the Borrower or any of their Subsidiaries to the Administrative Agent or any Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto (including the Confidential Information Memorandum dated January 1998 relating to the Borrower (the "Information Memorandum") but excluding the financial projections referred to in
Section 3.16(b)), when taken as a whole, did not contain, and as they may be amended, supplemented or modified from time to time, will not contain, as of the Closing Date any material misstatement of fact and did not omit, and as they may be amended, supplemented or modified from time to time, will not omit, to state as of the Closing Date any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not materially misleading in their presentation of the Transaction or of Holdings, the Borrower and their Subsidiaries taken as a whole.

     (b) All financial projections concerning Holdings, the Borrower and their Subsidiaries that are or have been made available to the Administrative Agent or any Lender by Holdings, the Borrower or any such Subsidiary have been or will be prepared in good faith based upon assumptions believed by Holdings and the Borrower to be reasonable on the Closing Date.

     SECTION 3.16. Employee Benefit Plans. Each of Holdings, the Borrower and the ERISA Affiliates is in compliance with the applicable provisions of ERISA and the provisions of the Code relating to ERISA and the regulations and published interpretations thereunder and any similar applicable non-U.S. law except for such noncompliance which could not reasonably be expected to result in a Material Adverse Effect. No Reportable Event has occurred as to which Holdings, the Borrower or any ERISA Affiliate was required to file a report with the PBGC, other than reports for which the 30 day notice requirement is waived, reports that have been filed and reports the failure of which to file could not reasonably be expected to result in a Material Adverse Effect. As of the Closing Date, the present value of all benefit liabilities under each Plan of Holdings, the Borrower and the ERISA Affiliates (on a termination basis and based on those assumptions used to fund such Plan) did not, as of the last annual valuation date applicable thereto for which a valuation is available, exceed by more than $15,000,000 the value of the assets of such Plan, and the present value of all benefit liabilities of all underfunded Plans (based on those assumptions used to fund each such Plan) did not, as of the last annual valuation dates applicable thereto for which valuations are available, exceed by more than $15,000,000 the value of the assets of all such underfunded Plans. None of Holdings, the Borrower and the ERISA Affiliates has incurred or could reasonably be expected to incur any Withdrawal Liability that could reasonably be expected to result in a Material Adverse Effect. None of Holdings, the Borrower and the ERISA Affiliates have received any written notification that any Multiemployer Plan is in reorganization or has been terminated within the meaning of Title IV of ERISA, and no Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, where such reorganization or termination has resulted or could reasonably be expected to result, through increases in the contributions required to be made to such Plan or otherwise, in a Material Adverse Effect.

     SECTION 3.17. Environmental Matters. Except as set forth in Schedule 3.17:

          (a) There has not been a Release or threatened Release of Hazardous Materials at, on, under or around the properties currently or formerly owned, operated or leased by Holdings, the Borrower or any of their Subsidiaries (the "Properties") in amounts or concentrations which (i) constitute or constituted a violation of Environmental Laws, except as could not reasonably be expected to have a Material Adverse Effect; (ii) would reasonably be expected to give rise to an

     Environmental Claim that, in any such case or in the aggregate, is reasonably likely to result in a Material Adverse Effect; or (iii) could reasonably be expected to impair materially the fair saleable value of any material Property;

          (b) The Properties and all operations of Holdings, the Borrower and their Subsidiaries are in compliance, and in all prior periods have been in compliance, with all Environmental Laws, and all necessary Environmental Permits have been obtained and are in effect, except to the extent that such non-compliance or failure to obtain any necessary permits, in the aggregate, are not reasonably likely to result in a Material Adverse Effect;

          (c) None of Holdings, the Borrower or any of their Subsidiaries has received any Environmental Claim in connection with the Properties or the operations of the Borrower or its Subsidiaries or with regard to any person whose liabilities for environmental matters Holdings, the Borrower or any of their Subsidiaries has retained or assumed, in whole or in part, contractually, by operation of law or otherwise, which, in either such case or in the aggregate, is reasonably likely to result in a Material Adverse Effect;

          (d) Hazardous Materials have not been transported from the Properties, nor have Hazardous Materials been generated, treated, stored or disposed of at, on, under or around any of the Properties in a manner that could reasonably give rise to liability under any Environmental Law, nor have any of Holdings, the Borrower or any of their Subsidiaries retained or assumed any liability, contractually, by operation of law or otherwise, with respect to the generation, treatment, storage or disposal of Hazardous Materials, which, in each case, individually or in the aggregate, is reasonably likely to result in a Material Adverse Effect;

          (e) No Lien in favor of any Governmental Authority for (i) any liability under any Environmental Law or (ii) damages arising from or costs incurred by such Governmental Authority in response to a Release or threatened Release of Hazardous Materials into the environment has been recorded with respect to the Properties except for Liens permitted by
     Section 6.02.

     SECTION 3.18. Capitalization of Holdings and the Borrower. The Equity Interests issued and outstanding for each of Holdings and the Borrower is set forth on Schedule 3.18 as of the Closing Date (after giving effect to the Recapitalization). All outstanding partnership interests of the Borrower, on and after the Closing Date, will be owned beneficially and of record by Holdings (except that 1% thereof may be owned by Opco GP) and, on and after the Closing Date, will be free and clear of all Liens and encumbrances whatsoever other than the Liens created by the Loan Documents.

     SECTION 3.19. Security Documents. (a) The Pledge Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured

Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Pledge Agreement) and, when the Pledged Stock is delivered to the Collateral Agent (or, as applicable in the case of Equity Interests of Foreign Subsidiaries, the requisite filings or registrations are made), the Pledge Agreement will constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the pledgors thereunder in such Pledged Stock, in each case prior and superior in right to any other person.

     (b) The Security Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Security Agreement) and, when financing statements in appropriate form are filed in the offices specified on the schedules to the Security Agreement, the Security Agreement will constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral and, to the extent contemplated therein and subject to ss. 9-306 of the Uniform Commercial Code, the proceeds thereof, in each case prior and superior in right to any other person, other than with respect to Liens expressly permitted by
Section 6.02.

     (c) The Mortgages are effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable Lien on all of the Loan Parties' right, title and interest in and to the Mortgaged Properties thereunder and, to the extent contemplated therein and subject to ss. 9-306 of the Uniform Commercial Code, the proceeds thereof, and when the Mortgages are filed in the offices specified on the schedules thereto and when financing statements in appropriate form are filed in the offices specified on the schedules thereto, each Mortgage will constitute an enforceable mortgage Lien on, and fully perfected security interest in, all right, title and interest of the Loan Parties in the Mortgaged Property subject thereto and, to the extent contemplated therein and subject to ss. 9-306 of the Uniform Commercial Code, the proceeds thereof, in each case prior and superior in right to any other person, other than with respect to the rights of persons pursuant to Liens expressly permitted by Section 6.02.

     (d) The Intellectual Property Security Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Intellectual Property Security Agreement), and when financing statements in appropriate form are filed in the offices specified on Schedule 3.19 and the Intellectual Property Security Agreement is filed in the United States Patent and Trademark Office and the United States Copyright Office, the Intellectual Property Security Agreement will constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and, to the extent contemplated therein and subject to ss.9-306 of the Uniform Commercial Code, the proceeds thereof, in each case prior and superior in right to any other person (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a Lien on registered trademarks, trademark applications and copyrights acquired by the Loan Parties after the date hereof), other than with respect to the rights of persons pursuant to Liens expressly permitted by Section 6.02.

     SECTION 3.20. Location of Real Property and Leased Premises. (a) Schedule
3.20 lists completely and correctly as of the Closing Date all real property owned by Holdings and its Subsidiaries and the addresses thereof, other than individual properties that have an original cost of less than $200,000. As of the Closing Date, Holdings and its Subsidiaries own in fee all the real property set forth as being owned by them on Schedule 3.20.

     (b) Schedule 3.20 lists completely and correctly as of the Closing Date all real property leased by Holdings and its Subsidiaries and the addresses thereof. As of the Closing Date, the Borrower and the Subsidiaries have valid leases in all the real property set forth as being leased by them on Schedule 3.20.

     SECTION 3.21. Solvency. (a) Immediately after the consummation of the Recapitalization and the other transactions to occur on the Closing Date and immediately following the making of each Loan made, and the issuance of each Letter of Credit issued, on the Closing Date and after giving effect to the application of the proceeds thereof, (i) the fair value of the assets of each of Holdings (individually), Holdings and its Subsidiaries on a consolidated basis, the Borrower (individually) and the Borrower and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of each of Holdings (individually), Holdings and its Subsidiaries on a consolidated basis, the Borrower (individually) and the Borrower and its Subsidiaries on a consolidated basis; (ii) the present fair saleable value of the property of each of Holdings (individually), Holdings and its Subsidiaries on a consolidated basis, the Borrower (individually) and the Borrower and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of each of Holdings (individually), Holdings and its Subsidiaries on a consolidated basis, the Borrower (individually) and the Borrower and its Subsidiaries on a consolidated basis on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) each of Holdings (individually), Holdings and its Subsidiaries on a consolidated basis, the Borrower (individually) and the Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) each of Holdings (individually), Holdings and its Subsidiaries on a consolidated basis, the Borrower (individually) and the Borrower and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Closing Date.

     (b) Each of Holdings and the Borrower does not intend to, and does not believe that it or any of its respective Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be received by it or any such Subsidiary and the timing and amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

     SECTION 3.22. Labor Matters. Except as set forth in Schedule 3.22, there are no strikes pending or threatened against Holdings, the Borrower or any of their Subsidiaries that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. The hours worked and payments made to employees of Holdings, the Borrower and their Subsidiaries have not been in violation in any material respect of the Fair Labor Standards Act or any other applicable law dealing with such matters. All material payments due from Holdings, the Borrower or any of their Subsidiaries or for which any claim may be made against Holdings, the Borrower or any of their Subsidiaries, on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of Holdings, the Borrower or such Subsidiary to the extent required by GAAP. The consummation of the Transaction will not give rise to a right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which Holdings, the Borrower or any of their Subsidiaries (or any predecessor) is a party or by which Holdings, the Borrower or any of their Subsidiaries (or any predecessor) is bound, other than collective bargaining agreements which, individually or in the aggregate, are not material to Holdings and its Subsidiaries taken as a whole.

     SECTION 3.23. Insurance. Schedule 3.23 sets forth a true, complete and correct description of all material insurance maintained by or on behalf of Holdings, the Borrower or their domestic Subsidiaries as of the Closing Date. As of such date, such insurance is in full force and effect.

     SECTION 3.24. Representations and Warranties in Recapitalization Agreement. All representations and warranties of each Loan Party set forth in the Recapitalization Agreement were true and correct in all material respects as of the time such representations and warranties were made and shall be true and correct in all material respects as of the Closing Date as if such representations and warranties were made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

                                   ARTICLE IV.

                              CONDITIONS OF LENDING

     The obligations of (a) the Lenders (including, without limitation, the Swingline Lender) to make Loans and (b) the Fronting Bank to issue Letters of Credit hereunder (each, a "Credit Event") are subject to the satisfaction of the following conditions:

     SECTION 4.01. All Credit Events. On the date of each Borrowing and on the date of each issuance or renewal of a Letter of Credit (other than a Borrowing in which Revolving Loans are refinanced with new Revolving Loans as contemplated by Section 2.02(f) without any increase in the aggregate principal amount of Revolving Loans outstanding and any extension or renewal of any Letter of Credit without any increase in the stated amount of such Letter of Credit):

          (a) The Administrative Agent shall have received, in the case of a Borrowing, a notice of such Borrowing as required by Section 2.03 (or such notice shall have been deemed given in accordance with the last paragraph of Section 2.03) or, in the case of the issuance of a Letter of Credit, the Fronting Bank and the Administrative Agent shall have received a notice requesting the issuance of such Letter of Credit as required by Section 2.20(a).

          (b) The representations and warranties set forth in Article III hereof shall be true and correct in all material respects on and as of the date of such Borrowing or issuance of such Letter of Credit, as the case may be, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

          (c) At the time of and immediately after such Borrowing or issuance of such Letter of Credit, as the case may be, no Event of Default or Default shall have occurred and be continuing.

Each Borrowing and each issuance of a Letter of Credit (except those specified in the parenthetical contained in the introductory paragraph of this Section 4.01) shall be deemed to constitute a representation and warranty by the Borrower on the date of such Borrowing or issuance, as the case may be, as to the matters specified in paragraphs (b) and (c) of this Section 4.01. The conditions set forth in this Section 4.01 shall not be required to be satisfied on the Closing Date.

     SECTION 4.02. First Credit Event. On the Closing Date:

          (a) The Administrative Agent shall have received, on behalf of itself, the Documentation Agent, the Lenders and the Fronting Bank, a favorable written opinion of (i) Simpson Thacher & Bartlett, special counsel for Holdings and the Borrower, substantially to the effect set forth in Exhibit J-1, (ii) Morgan, Lewis & Bockius, special Pennsylvania counsel for Holdings and the Borrower, substantially to the effect set forth in Exhibit J-2, and (iii) local counsel satisfactory to the Agents, in each case (A) dated the Closing Date, (B) addressed to the Fronting Bank, the Administrative Agent, the Documentation Agent and the Lenders, and (C) covering such other matters relating to the Loan Documents and the

     Recapitalization as the Agents shall reasonably request, and each of Holdings and the Borrower hereby instructs its counsel to deliver such opinions.

          (b) All legal matters incident to this Agreement, the borrowings and extensions of credit hereunder and the other Loan Documents shall be reasonably satisfactory to the Agents, to the Lenders and to the Fronting Bank.

          (c) The Administrative Agent shall have received in the case of each Loan Party each of the items referred to in clauses (A), (B) and (C) below:
     (A) a copy of the certificate or articles of incorporation, partnership agreement or limited liability agreement, including all amendments thereto, of each Loan Party, (x) in the case of a corporation, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing of each such Loan Party as of a recent date from such Secretary of State or (y) in the case of a partnership of or limited liability company, certified by the Secretary or Assistant Secretary of each such Loan Party; (B) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Closing Date and certifying (w) that attached thereto is a true and complete copy of the by-laws (or partnership agreement, limited liability company agreement or other equivalent governing documents) of such Loan Party as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause (x) below, (x) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or, its managing general partner or managing member) authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (y) that the certificate or articles of incorporation, partnership agreement or limited liability agreement of such Loan Party have not been amended since the date of the last amendment thereto disclosed pursuant to clause (A) above, and (z) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; (C) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (B) above; and (b) such other documents as the Agents, the Lenders and the Fronting Bank may reasonably request.

          (d) The Administrative Agent shall have received a certificate of the Borrower, dated the Closing Date and signed by the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b) and
     (c) of Section 4.01 and (except to the extent that any such condition is required to be satisfactory or determined by the Lenders and/or the Agents) paragraphs (k), (o), (p) and (q) of this Section 4.02.

          (e) Each of the Guarantee Agreements shall have been duly executed by the parties thereto and delivered to the Collateral Agent and shall be in full force and effect.

          (f) (i) The Pledge Agreement shall have been duly executed by the parties thereto and delivered to the Collateral Agent and shall be in full force and effect, and all Pledged Stock, Pledged Notes and Pledged Partnership Interests (to the extent certificated) (as such terms are defined in the Pledge Agreement), shall have been delivered to the Collateral Agent, (x) endorsed in blank in the case of Pledged Notes, (y) together with executed and undated stock powers in the case of Pledged Stock and (z) together with other instruments of transfer satisfactory to the Collateral Agent in the case of Pledged Partnership Interests; and (ii) the Security Agreement and the Intellectual Property Security Agreement shall have been duly executed by the Loan Parties party thereto and shall have been delivered to the Collateral Agent and shall be in full force and effect on such date and each document (including each Uniform Commercial Code financing statement) required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Collateral Agent for the benefit of the Secured Parties a valid, legal and perfected first-priority security interest in and lien on the Collateral described in such agreement (subject to any Lien expressly permitted by Section 6.02) shall have been delivered to the Collateral Agent.

          (g) The Collateral Agent shall have received (i) the results of a search of the Uniform Commercial Code filings made with respect to the Loan Parties in the states in which the chief executive office of each such person is located and the other jurisdictions in which Uniform Commercial Code filings are to be made pursuant to the preceding paragraph, together with copies of the financing statements disclosed by such search and (ii) the results of equivalent searches made in each other jurisdiction requested by the Administrative Agent, in each case accompanied by evidence satisfactory to the Agents that the Liens indicated in any such financing statement (or similar document) or otherwise disclosed in such searches would be permitted under Section 6.02 or have been released.

          (h)(i) Each of the Mortgages, substantially in the form of Exhibit E, relating to each of the Mortgaged Properties shall have been duly executed by the parties thereto and delivered to the Collateral Agent and shall be in full force and effect, (ii) each of such Mortgaged Properties shall not be subject to any Lien other than those expressly permitted under Section 6.02, (iii) a lender's title insurance policy, paid for by the Borrower, in form and substance acceptable to the Agents, insuring such Mortgage as a first lien on such Mortgaged Property (subject to any Lien expressly permitted by Section 6.02 or otherwise agreed to by the Agents) shall have been received by the Administrative Agent and (iv) the Collateral Agent shall have received such other documents, including a policy or policies of title insurance issued by a nationally recognized title insurance company, together with such endorsements, coinsurance and reinsurance as may be requested by the Administrative Agent, insuring the Mortgages as valid first Liens on the Mortgaged Properties, free of Liens other than those expressly permitted under Section 6.02 or otherwise agreed to by the Agents, together with such surveys, abstracts, appraisals and legal opinions required to be furnished pursuant to the terms of the Mortgages or this Agreement or as reasonably requested in writing by the Agents or the Lenders.

          (i) The Administrative Agent shall have received copies of, or an insurance broker's or agent's certificate as to coverage under, the insurance policies required by Section 5.02 and the applicable provisions of the Security Documents, each of which policies shall be endorsed or otherwise amended to include a "standard" or "New York" lender's loss payable endorsement and to name the Collateral Agent as additional insured, in form and substance satisfactory to the Agents.

          (j) The Administrative Agent shall have received environmental assessment reports, in form, scope and substance reasonably satisfactory to the Lenders, from Environmental Resources Management, Dames & Moore and Langan Engineering and Environmental Services as to certain environmental hazards, liabilities or Remedial Action to which Holdings, the Borrower or any of their respective Subsidiaries may be subject.

          (k) The Recapitalization and the other portions of the Transaction shall have been consummated in all material respects simultaneously with the incurrence of the initial Loans hereunder in accordance with applicable law, the Recapitalization Agreement and all related documentation, in each case in the form previously approved by the Administrative Agent, and otherwise on terms reasonably satisfactory to the Agents. The conditions set forth in Section 6.1(a) of the Recapitalization Agreement shall be satisfied without giving effect to any waivers thereof or to any proposed supplements to the Disclosure Schedules thereto in any manner adverse to the Lenders or the Agents with respect to Discoveries (as defined in the Recapitalization Agreement) not approved by the Administrative Agent (to the extent of its approval rights with respect thereto as described in clause (v) below). Furthermore, (x) all other conditions to the obligations of Holdings and its Affiliates set forth in the Recapitalization Agreement shall have been satisfied in all material respects without giving effect to any waivers or amendments adverse to Holdings and its Subsidiaries or the Lenders not approved by the Administrative Agent and (y) no event or circumstance shall then exist which would permit (without giving effect to any waivers or amendments to Section 9.1 of the Recapitalization Agreement not previously approved by the Administrative Agent) the Investors to terminate the Recapitalization Agreement pursuant to Section 9.1(c) or (e) thereof.

          (l) Holdings shall have equity capitalization of at least $245,000,000 (of which approximately 15% shall be in the form of retained equity of Holdings theretofore held by existing partners of Holdings (valued at the price per unit in the Purchase, it being understood that the valuation described in this paragraph is not in accordance with GAAP) and the remainder of which shall constitute partnership interests purchased by Investor LP and Investor GP from existing partners). All terms and conditions (and the documentation) in connection with the equity shall be consistent with the Recapitalization Agreement and otherwise on terms reasonably satisfactory to the Agents.

          (m) The Borrower shall have received gross cash proceeds of $225,000,000 from the issuance of the Senior Subordinated Notes. The terms and conditions of the Senior Subordinated Notes shall be as described in the Offering Memorandum.

          (n) Holdings shall have received gross cash proceeds of $100,000,000 from the issuance of the Holdings Discount Notes. The terms and conditions of the Holdings Discount Notes shall be as described in the Offering Memorandum.

          (o) The cash proceeds received from the incurrence of the Senior Subordinated Notes and the incurrence of the Holdings Discount Notes, when added to the aggregate principal amount of Term Loans and Revolving Loans incurred on the Closing Date, shall be sufficient to effect the Transaction and to pay all fees and expenses in connection therewith.

          (p) After giving effect to the consummation of the Transaction, Holdings and its Subsidiaries shall have no outstanding Indebtedness or preferred equity, except as permitted by Sections 6.01 and 6.04.

          (q) All necessary material governmental and material third party approvals and/or consents in connection with the Transaction, the transactions contemplated by the Loan Documents and otherwise referred to herein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents, or imposes materially adverse conditions upon, the consummation of the Transaction or the transactions contemplated by the Loan Documents or otherwise referred to herein.

          (r) The corporate and capital structure of Holdings and its Subsidiaries, in each case as the same will exist after giving effect to the consummation of the Transaction, shall be consistent with the Recapitalization Agreement and the pro forma financial statements referenced in clause (u) below. All agreements relating to the Equity Interests in Holdings and its Subsidiaries shall be consistent with the Recapitalization Agreement and, to the extent the terms thereof are not expressly provided therein, same shall be reasonably satisfactory to the Agents.

          (s) All costs, fees, expenses (including, without limitation, reasonable legal fees and expenses) and other compensation contemplated hereby, payable to the

     Lenders and the Agents or payable in respect of the Transaction, shall have been paid to the extent due and invoiced.

          (t) The Lenders shall have received a solvency opinion from Houlihan Lokey Howard & Zukin, in form and substance reasonably satisfactory to the Agents, setting forth the conclusions that, after giving effect to the Transaction and the incurrence of all the financings contemplated herein, each of Holdings, individually, Holdings and its Subsidiaries, taken as a whole, the Borrower, individually, and the Borrower and its Subsidiaries, taken as a whole, are not insolvent and will not be rendered insolvent by the indebtedness incurred in connection therewith, and will not be left with unreasonably small capital with which to engage in their businesses and will not have incurred debts beyond their ability to pay such debts as they mature.

          (u) The Administrative Agent shall have received (i) historical financial statements for Holdings and its Subsidiaries for each monthly and quarterly period ended after September 30, 1997 and prior to the Closing Date, in each case to the extent such financial statements are reasonably available to Holdings, (ii) a pro forma opening balance sheet of Holdings and its Subsidiaries after giving effect to the Transaction and (iii) projections for Holdings and its Subsidiaries after giving effect to the Transaction, all of which financial statements or projections shall be consistent in all material respects with the financial information previously provided to the Administrative Agent by Investor LP or Holdings (in each case, other than to reflect certain contributions of assets anticipated under the Recapitalization Agreement).

          (v) The Administrative Agent shall have received all schedules and exhibits to, and reports and notices delivered pursuant to, the Recapitalization Agreement (including, without limitation, the Disclosure Schedules and any environmental reports and Environmental Notices delivered pursuant to the Recapitalization Agreement) not previously received by the Administrative Agent, and the Agents shall have the same approval and other rights with respect to such schedules, exhibits, reports and notices, and the matters disclosed therein, including proposed supplements thereto, as the Investors have with respect thereto.

                                   ARTICLE V.

                              AFFIRMATIVE COVENANTS

     Each of Holdings and the Borrower covenants and agrees with each Lender that so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document shall have been paid in full and all Letters of

Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, each of Holdings and the Borrower will, and will cause each of their Subsidiaries to:

     SECTION 5.01. Existence; Businesses and Properties. (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise expressly permitted under Section 6.05, and except for the liquidation or dissolution of Subsidiaries of the Borrower if the assets of such entities to the extent they exceed estimated liabilities are acquired by the Borrower or a Wholly Owned Subsidiary of the Borrower in such liquidation or dissolution, provided that Subsidiaries of the Borrower that are Guarantors may not be liquidated into Subsidiaries of the Borrower that are not Guarantors and domestic Subsidiaries of the Borrower may not be liquidated into Foreign Subsidiaries of the Borrower.

     (b) Do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names material to the conduct of its business; comply in all material respects with all applicable laws, rules, regulations (including any zoning, building, Environmental Law, ordinance, code or approval or any building permits or any restrictions of record or agreements affecting the Mortgaged Properties) and orders of any Governmental Authority, whether now in effect or hereafter enacted; and at all times maintain and preserve all property material to the conduct of such business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith, if any, may be properly conducted at all times (in each case except as expressly permitted by this Agreement).

     SECTION 5.02. Insurance. (a) Keep its insurable properties insured at all times by financially sound and reputable insurers in such amounts as shall be customary for similar businesses and maintain such other reasonable insurance (including, to the extent consistent with past practices, self-insurance), of such types, to such extent and against such risks, as is customary with companies in the same or similar businesses, and maintain such other insurance as may be required by law or any other Loan Document.

     (b) Cause all such property and casualty insurance policies with respect to the Mortgaged Properties to be endorsed or otherwise amended to include a "standard" or "New York" lender's loss payable endorsement, in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent, which endorsement shall provide that, from and after the Closing Date, if the insurance carrier shall have received written notice from the Administrative Agent or the Collateral Agent of the occurrence of an Event of Default, the insurance carrier shall pay all proceeds otherwise payable to the Borrower or the Loan Parties under such policies directly to the Collateral Agent; cause all such policies to provide that neither the Borrower, the Administrative Agent, the Collateral Agent nor any other party shall be a coinsurer thereunder and to contain a "Replacement Cost Endorsement", without any deduction for depreciation, and such other provisions as the Administrative Agent or the Collateral Agent may reasonably (in light of a Default or a material development in respect of the insured Mortgaged Property) require from time to time to protect their interests; deliver original or certified copies of all such policies or a certificate of an insurance broker to the Collateral Agent; cause each such policy to provide that it shall not be canceled, modified or not renewed upon not less than 30 days' prior written notice thereof by the insurer to the Administrative Agent and the Collateral Agent; deliver to the Administrative Agent and the Collateral Agent, prior to the cancellation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Administrative Agent and the Collateral Agent), or insurance certificate with respect thereto, together with evidence satisfactory to the Administrative Agent and the Collateral Agent of payment of the premium therefor.

     (c) If at any time the area in which the Premises (as defined in the Mortgages) are located is designated a "flood hazard area" in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), obtain flood insurance in such reasonable total amount as the Administrative Agent, the Collateral Agent or the Required Lenders may from time to time reasonably require, and otherwise comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as it may be amended from time to time.

     (d) With respect to each Mortgaged Property, carry and maintain comprehensive general liability insurance including the "broad form CGL endorsement" and coverage on an occurrence basis against claims made for personal injury (including bodily injury, death and property damage) and umbrella liability insurance against any and all claims, in no event for a combined single limit of less than $1,000,000, naming the Collateral Agent as an additional insured, on forms reasonably satisfactory to the Collateral Agent.

     (e) Notify the Administrative Agent and the Collateral Agent promptly whenever any separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 5.02 is taken out by Holdings, the Borrower or any of their Subsidiaries; and promptly deliver to the Administrative Agent and the Collateral Agent a duplicate original copy of such policy or policies, or insurance certificate with respect thereto.

     (f) In connection with the covenants set forth in this Section 5.02, it is understood and agreed that:

          (i) none of the Agents, the Lenders, the Fronting Bank and their respective agents or employees shall be liable for any loss or damage insured by the insurance policies required to be maintained under this
     Section 5.02, it being understood that (A) the Borrower and the other Loan Parties shall look solely to their insurance companies or any other parties other than the aforesaid parties for the recovery of such loss or damage and (B) such insurance companies shall have no rights of subrogation against the Agents, the Lenders, the Fronting Bank or their agents or employees. If, however, the insurance policies do not provide waiver of subrogation rights against such parties, as required above, then each of Holdings and the Borrower hereby agree, to the extent permitted by law, to waive, and to cause each of their Subsidiaries to waive, its right of recovery, if any, against the Agents, the Lenders, the Fronting Bank and their agents and employees; and

          (ii) the designation of any form, type or amount of insurance coverage by the Administrative Agent, the Collateral Agent or the Required Lenders under this Section 5.02 shall in no event be deemed a representation, warranty or advice by the Administrative Agent, the Collateral Agent or the Lenders that such insurance is adequate for the purposes of the business of Holdings, the Borrower and their Subsidiaries or the protection of their properties.

     SECTION 5.03. Taxes. Pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to any such tax, assessment, charge, levy or claim so long as (a) the validity or amount thereof shall be contested in good faith by appropriate proceedings and Holdings, the Borrower or the affected Subsidiary, as applicable, shall have set aside on its books reserves in accordance with GAAP with respect thereto, (b) such tax, assessment, charge, levy or claim is in respect of property taxes for property that Holdings, the Borrower or one of their Subsidiaries has determined to abandon and the sole recourse for such tax, assessment, charge, levy or claim is to such property or (c) the amount of such taxes, assessments, charges, levies and claims and interest and penalties thereon does not exceed $2,000,000 in the aggregate.

     SECTION 5.04. Financial Statements, Reports, etc. Furnish to the Agents and each Lender:

          (a) within 90 days after the end of each fiscal year (or, in the case of the fiscal year ended December 31, 1997, within 120 days after the end thereof), a consolidated balance sheet and related statements of operations, cash flows and owners' equity showing the financial position of each of Holdings and its Subsidiaries and the Borrower and its Subsidiaries as of the close of such fiscal year and the consolidated results of their operations during such year (or, in the case of the fiscal year ended December 31, 1997, such statements of Holdings combined on the same basis as set forth in the Offering Memorandum), all audited by independent public accountants of recognized national standing reasonably acceptable to the Administrative Agent and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such consolidated financial statements fairly present, in all material respects, the financial position and results of operations of each of Holdings and its Subsidiaries and the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP, it being understood that the delivery by Holdings of its Form 10-K as filed with the SEC shall satisfy its requirements (but not those of the Borrower and its Subsidiaries) under this Section 5.04(a);

          (b) within 45 days (or 60 days in the case of the fiscal quarter ended in March, 1998) after the end of each of the first three fiscal quarters of each fiscal year, a consolidated balance sheet and related statements of operations and cash flows showing the financial position of each of Holdings and its Subsidiaries and the Borrower and its Subsidiaries as of the close of such fiscal quarter and the consolidated results of their operations during such fiscal quarter and the then-elapsed portion of the fiscal year, all certified by a Financial Officer of Holdings or the Borrower, as the case may be, on behalf of Holdings or the Borrower, respectively, as fairly presenting, in all material respects, the financial position and results of operations of Holdings and its Subsidiaries or the Borrower and its Subsidiaries, as the case may be, in each case on a consolidated basis in accordance with GAAP (except for the absence of footnotes), subject to normal year-end audit adjustments, it being understood that the delivery by Holdings of its Form 10-Q as filed with the SEC shall satisfy its requirements (but not those of the Borrower and its Subsidiaries) under this Section 5.04(b);

          (c) concurrently with any delivery of financial statements under (a) or (b) above, a certificate of the accounting firm or Financial Officer on behalf of the Borrower opining on or certifying such statements (which certificate, when furnished by an accounting firm, may be limited to accounting matters and disclaim responsibility for legal interpretations)
     (i) certifying that no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating compliance with the covenants contained in Sections 6.10, 6.11 and 6.12 (it being understood that the information required by this clause (ii) may be provided in a certificate of a Financial Officer on behalf of the Borrower instead of from such accounting firm);

          (d) promptly after the same become publicly available, copies of all periodic and other publicly available reports, proxy statements and, to the extent requested by the Administrative Agent, other materials filed by Holdings, the Borrower or any of their Subsidiaries with the SEC, or distributed to its shareholders generally, as the case may be;

          (e) if, as a result of any change in accounting principles and policies from those as in effect on the date of this Agreement (other than in respect of the capitalization of repairs and maintenance expenses as provided in the definition of GAAP), the consolidated financial statements of Holdings or the Borrower (and their respective Subsidiaries) delivered pursuant to paragraph (a) or (b) above will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such clauses had no such change in accounting principles and policies been made, then, together with the first delivery of financial statements pursuant to paragraph (a) and (b) above following such change, a schedule prepared by a Financial Officer on behalf of Holdings or the Borrower, as the case may be, reconciling such changes to what the financial statements would have been without such changes;

          (f) within 30 days after the beginning of each fiscal year, a budget in form satisfactory to the Agents prepared by Holdings for each of the four fiscal quarters of such fiscal year prepared in reasonable detail, of Holdings and its Subsidiaries, accompanied by the statement of a Financial Officer of Holdings to the effect that, to the best of his knowledge, the budget is a reasonable estimate for the period covered thereby;

          (g) promptly following the creation or acquisition of any Subsidiary, a certificate from a Responsible Officer, identifying such new Subsidiary and the ownership interest of the Borrower and the Subsidiaries therein;

          (h) simultaneously with the delivery of any financial statements pursuant to paragraph (a) or (b) above, a balance sheet and related statements of operations, cash flows and stockholder's equity for each unconsolidated Subsidiary for the applicable period;

          (i) promptly, a copy of all reports submitted in connection with any material interim or special audit made by independent accountants of the books of Holdings, the Borrower or any of their Subsidiaries; and

          (j) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of Holdings, the Borrower or any of their Subsidiaries, or compliance with the terms of any Loan Document, or such consolidating financial statements, as in each case the Agents or any Lender, acting through the Administrative Agent, may reasonably request.

     SECTION 5.05. Litigation and Other Notices. Furnish to the Administrative Agent written notice of the following promptly after any Responsible Officer of the Borrower obtains actual knowledge thereof:

          (a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;

          (b) the filing or commencement of, or any written threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against Holdings, the Borrower or any of their Subsidiaries in respect of which there is a reasonable possibility of an adverse determination and which, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and

          (c) any other development specific to Holdings, the Borrower or any of their Subsidiaries that is not a matter of general public knowledge and that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

     SECTION 5.06. Employee Benefits. (a) Comply in all material respects with the applicable provisions of ERISA and the provisions of the Code relating to ERISA and any applicable similar non-U.S. law, except for such noncompliances which could not reasonably be expected to result in a Material Adverse Effect, and (b) furnish to the Administrative Agent (i) as soon as possible after, and in any event within 30 days after any Responsible Officer of Holdings, the Borrower or any ERISA Affiliate knows or has reason to know that, any Reportable Event has occurred, a statement of a Financial Officer setting forth details as to such Reportable Event and the action proposed to be taken with respect thereto, together with a copy of the notice, if any, of such Reportable Event given to the PBGC, (ii) promptly after any Responsible Officer learns of receipt thereof, a copy of any notice that the Borrower or any ERISA Affiliate may receive from the PBGC relating to the intention of the PBGC to terminate any Plan or Plans (other than a Plan maintained by an ERISA Affiliate that is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Code
Section 414) or to appoint a trustee to administer any such Plan, (iii) within 30 days after the due date for filing with the PBGC pursuant to Section 412(n) of the Code a notice of failure to make a required installment or other payment with respect to a Plan, a statement of a Financial Officer setting forth details as to such failure and the action proposed to be taken with respect thereto, together with a copy of any such notice given to the PBGC and (iv) promptly after any Responsible Officer learns thereof and in any event within 30 days after receipt thereof by Holdings, the Borrower or any ERISA Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by Holdings, the Borrower or any ERISA Affiliate concerning (A) the imposition of Withdrawal Liability or (B) a determination that a Multiemployer Plan is, or is expected to be, terminated or in reorganization, in each case within the meaning of Title IV of ERISA, provided that in the case of each of clauses (i) through (iv) above, notice to the Administrative Agent shall only be required if such event or condition, together with all other events or conditions referred to in clauses
(i) through (iv) above, could reasonably be expected to result in liability of Holdings, the Borrower or any of their Subsidiaries in an aggregate amount exceeding $15,000,000.

     SECTION 5.07. Maintaining Records; Access to Properties and Inspections. Maintain all financial records in accordance with GAAP and permit any persons designated by the Agents or any Lender to visit and inspect the financial records and the properties of Holdings, the Borrower or any of their Subsidiaries at reasonable times, upon reasonable prior notice to Holdings or the Borrower, and as often as reasonably requested and to make extracts from and copies of such financial records, and permit any persons designated by the Agents or any Lender upon reasonable prior notice to Holdings or the Borrower to discuss the affairs, finances and condition of Holdings, the Borrower or any of their Subsidiaries with the officers thereof and independent accountants therefor (subject to reasonable requirements of confidentiality, including requirements imposed by law or by contract).

     SECTION 5.08. Use of Proceeds. Use the proceeds of the Loans and request the issuance of Letters of Credit only for the purposes set forth in the preamble to this Agreement.

     SECTION 5.09. Compliance with Environmental Laws. Comply, and make reasonable efforts to cause all lessees and other persons occupying its Properties to comply, with all Environmental Laws and Environmental Permits applicable to its operations and Properties; obtain and renew all material Environmental Permits necessary for its operations and Properties; and conduct any Remedial Action in accordance with Environmental Laws, except, in each case with respect to this Section 5.09, to the extent the failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     SECTION 5.10. Preparation of Environmental Reports. If a default caused by reason of a breach of Section 3.17 or 5.09 shall have occurred and be continuing, at the request of the Required Lenders through the Administrative Agent, provide to the Lenders within 90 days after such request, at the expense of the Borrower, an environmental site assessment report for the Properties which are the subject of such default prepared by an environmental consulting firm acceptable to the Administrative Agent, indicating the presence or absence of Hazardous Materials and the estimated cost of any Remedial Action required under any applicable Environmental Law in connection with such Properties.

     SECTION 5.11. Further Assurances; Additional Mortgages. (a) Execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing Uniform Commercial Code and other financing statements, mortgages and deeds of trust) that may be required under applicable law, or which the Collateral Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority (subject to Liens permitted by Section 6.02) of the security interests created or intended to be created by the Security Documents. In addition, from time to time, Holdings, the Borrower and their Subsidiaries will, at their cost and expense, on or promptly (but in any event within 10 Business Days) following the date of acquisition by Holdings or any Subsidiary of Holdings of any new Subsidiary (subject to the receipt of any required consents from Governmental Authorities) promptly secure the Obligations by causing the following to occur: (i) promptly upon creating or acquiring any additional Subsidiary, the Equity Interests of such Subsidiary (excluding that portion of the voting stock of any Foreign Subsidiary which would be in excess of 65% of the total outstanding voting stock of such Foreign Subsidiary) will be pledged pursuant to the Pledge Agreement or the Security Agreement, and (ii) such Subsidiary will (unless such Subsidiary is a Foreign Subsidiary or less than 90% of the Equity Interests of such Subsidiary is owned by Holdings and its Subsidiaries) (A) become a party to the Security Agreement, the Intellectual Property Security Agreement and the Pledge Agreement (if such Subsidiary owns Equity Interests of any other Person) as contemplated under each such agreement, (B) enter into the Subsidiary Guarantee Agreement (or become a party thereto if the Subsidiary Guarantee Agreement shall be in effect at such time) and (C) if such Subsidiary owns any real property located in the United States having a value at the time of acquisition of such Subsidiary in excess of $2,500,000, take the actions specified in paragraph (b) below. All such security interests and Liens will be created under the Security Documents and other instruments and documents in form and substance reasonably satisfactory to the Collateral Agent, and Holdings, the Borrower and their Subsidiaries shall deliver or cause to be delivered to the Administrative Agent all such instruments and documents (including legal opinions and lien searches) as the Required Lenders shall reasonably request to evidence compliance with this
Section 5.11. Holdings and the Borrower agree to provide, and to cause each of their Subsidiaries to provide, such evidence as the Collateral Agent shall reasonably request as to the perfection and priority status of each such security interest and Lien. Notwithstanding anything to the contrary contained above, Holdings and its Subsidiaries will not be required to (i) cause any Subsidiary acquired after the Closing Date to pledge any property pursuant to this Section or to execute any Loan Document pursuant to this Section if, and to the extent that, and for so long as, doing so would violate a contractual obligation applicable to the respective Subsidiary which existed at the time of the acquisition thereof and which was not created (or modified) in anticipation of the acquisition of such Subsidiary or (ii) take any actions pursuant to this
Section 5.11 with respect to assets acquired after the Closing Date, to the extent that, and for so long as, taking such actions would violate a contractual obligation applicable to the assets so acquired which existed at the time of the acquisition thereof and which was not created (or modified) in anticipation of the acquisition of such assets.

     (b) Holdings and the Borrower will, and will cause each of their domestic Subsidiaries at least 90% of the Equity Interests in which are owned by Holdings and its Subsidiaries to, grant to the Collateral Agent security interests and mortgages (each an "Additional Mortgage") in such real property of Holdings, Borrower or any such of their domestic Subsidiaries as are not covered by the original Mortgages, to the extent acquired after the Closing Date and having a value at the time of acquisition in excess of $2,500,000 (each such real property, an "Additional Mortgaged Property"). All such Additional Mortgages shall be granted pursuant to documentation substantially in the form of the Mortgages delivered to the Collateral Agent on the Closing Date or in such other form as is reasonably satisfactory to the Collateral Agent and shall constitute valid and enforceable perfected Liens superior to and prior to the rights of all third persons (except Liens under Section 6.02) and subject to no other Liens except as are permitted by Section 6.02 at the time of perfection thereof. The Additional Mortgages or instruments related thereto shall be duly recorded or filed in such manner and in such places as is required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent required to be granted pursuant to the Additional Mortgages and all taxes, fees and other charges payable in connection therewith shall be paid in full.

     (c) At the time of the IPO Reorganization, (i) Holdings and its Subsidiaries will execute any further documents, financing statements, agreements and instruments, and take all further actions that may be required under applicable law, which the Collateral Agent may reasonably request, in order to preserve, protect and maintain the security interests created or intended to be created by the Security Documents and (ii) CapCo II will execute any further documents and agreements and take all further actions that may be required under applicable law, which the Administrative Agent or the Required Lenders reasonably request so that CapCo II assumes all obligations of Graham Packaging Holdings Company under the Loan Documents. It is understood that if Graham Packaging Holdings Company remains in existence after the IPO Reorganization, it will remain a Guarantor hereunder and will execute any further documents and agreements and take all further actions that may be required under applicable law, or which the Collateral Agent reasonably requests, in order to preserve, protect and maintain the security interests created or intended to be created by the Security Documents.

     (d) Within 60 days after the Closing Date, the Borrower shall deliver to the Collateral Agent a Pledge Acknowledgment (as defined in the Pledge Agreement) duly executed by each of its Subsidiaries which is a Pledged Partnership or Pledged LLC (each as defined in the Pledge Agreement), in each case to the extent same were not delivered on or prior to the Closing Date.

     (e) Without limiting the foregoing, within 60 days after any request by the Administrative Agent, the Collateral Agent or the Required Lenders, the Borrower will execute any and all further documents, make any requisite filings or registrations, and take any further actions, in each case as reasonably requested, in order to grant, preserve, protect and perfect security interests in any Collateral (as defined in the Pledge Agreement) pledged pursuant to the Pledge Agreement under applicable local law (including, with respect to Foreign Subsidiaries of Holdings, any actions so requested under the law of the jurisdiction of incorporation or organization of the respective such Subsidiary).

     SECTION 5.12. Fiscal Year; Accounting. In the case of each of Holdings, the Borrower and each of their Subsidiaries, cause its respective fiscal year to end on December 31.

     SECTION 5.13. Dividends. In the case of the Borrower, permit its Subsidiaries to pay dividends and cause such dividends to be paid to the extent required to pay the monetary Obligations, subject to restrictions permitted by Section 6.09(c) and to prohibitions imposed by applicable requirements of law.

     SECTION 5.14. Interest Rate Protection Agreements. In the case of the Borrower, as promptly as practicable and in any event within 60 days after the Closing Date, enter into, and thereafter maintain in effect for a period of at least three years following the Closing Date, one or more Interest Rate Protection Agreements with any of the Lenders or other financial institutions reasonably satisfactory to the Administrative Agent, the effect of which shall be to limit at all times the interest payable in connection with Indebtedness having an aggregate outstanding principal amount not less than an amount equal to 33% of the aggregate principal amount of Term Borrowings to a maximum rate and on terms and conditions reasonably acceptable, taking into account current market conditions, to the Administrative Agent, and deliver evidence of the execution and delivery thereof to the Administrative Agent.

     SECTION 5.15. Surveys. Within 30 days after the Closing Date, furnish the Collateral Agent with an as built survey of each Mortgaged Property, in form and substance reasonably satisfactory to the Collateral Agent.

                                   ARTICLE VI.

                               NEGATIVE COVENANTS

     Each of Holdings and the Borrower covenants and agrees with each Lender that, so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document have been paid in full and all Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, neither Holdings nor the Borrower will, and neither will cause or permit any of their Subsidiaries to:

     SECTION 6.01. Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except:

          (a) Indebtedness existing on the date hereof and set forth in Schedule 6.01, but not any extensions, renewals or replacements of such Indebtedness except (i) renewals and extensions expressly provided for in the agreements evidencing any such Indebtedness as the same are in effect on the date of this Agreement and (ii) refinancings and extensions of any such Indebtedness if the average life to maturity thereof is greater than or equal to that of the Indebtedness being refinanced or extended, provided that such extending, renewal or replacement Indebtedness shall not be (A) Indebtedness of an obligor that was not an obligor with respect to the Indebtedness being extended, renewed or refinanced or (B) in a principal amount which exceeds the Indebtedness being renewed, extended or refinanced (plus unpaid accrued interest and premium thereon);

          (b) Indebtedness created hereunder and under the other Loan Documents;

          (c) in the case of the Guarantors, the Guarantees under the Guarantee Agreements;

          (d) Indebtedness of the Borrower and its Subsidiaries pursuant to Interest Rate Protection Agreements entered into in order to fix the effective rate of interest on the Loans and other Indebtedness, provided that such transactions shall be entered into to hedge actual interest rate exposures and not for the purpose of speculation;

          (e) Indebtedness owed to (including obligations in respect of letters of credit for the benefit of) any person providing worker's compensation, health, disability or other employee benefits or property, casualty or liability insurance to the Borrower or any Subsidiary of the Borrower, pursuant to reimbursement or indemnification obligations to such person;

          (f) (i) Indebtedness of the Borrower or any Subsidiary of the Borrower that is a Guarantor to any Subsidiary of the Borrower or to the Borrower,
     (ii) Indebtedness of the Borrower or any Subsidiary of the Borrower that is not a Guarantor to any Subsidiary of the Borrower that is not a Guarantor; and (iii) Indebtedness of any Subsidiary to the Borrower or any Subsidiary of the Borrower arising from an investment made pursuant to Section 6.04;

          (g) intercompany Indebtedness resulting from investments made pursuant to Sections 6.04(a), (h), (j), (k), (l) and/or (n);

          (h) Indebtedness of the Borrower or its Subsidiaries in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations and trade-related letters of credit, in each case provided in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business and any extension, renewal or refinancing thereof to the extent that the amount of refinancing Indebtedness is not greater than the amount of Indebtedness being refinanced;

          (i) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business, provided that such Indebtedness is extinguished within two Business Days of its incurrence;

          (j) Indebtedness of a Subsidiary of the Borrower acquired after the date hereof and Indebtedness of a corporation merged or consolidated with or into the

     Borrower or a Subsidiary of the Borrower after the date hereof and Indebtedness assumed in connection with the acquisition of assets, which Indebtedness in each case exists at the time of such acquisition, merger, consolidation or conversion into a Subsidiary of the Borrower and is not created in contemplation of such event and where such acquisition, merger or consolidation is permitted by this Agreement, provided that the aggregate principal amount of Indebtedness under this paragraph (j) shall not at any time outstanding exceed $15,000,000 for the Borrower and all of its Subsidiaries;

          (k) Capital Lease Obligations, mortgage financings and purchase money Indebtedness incurred by the Borrower or any Subsidiary of the Borrower prior to or within 270 days after the acquisition or improvement of the respective asset permitted under this Agreement in order to finance such acquisition or improvement, and extensions, renewals and refinancings thereof, in an aggregate principal amount outstanding at any time not in excess of $10,000,000, provided that any such refinancing Indebtedness shall not be (i) Indebtedness of an obligor that was not an obligor with respect to the Indebtedness being extended, renewed or refinanced, (ii) in a principal amount which exceeds the Indebtedness being renewed, extended or refinanced or (iii) additionally secured;

          (l) Capital Lease Obligations incurred by the Borrower or any Subsidiary of the Borrower in respect of any Sale and Lease-Back Transaction that is permitted under Section 6.03;

          (m) Indebtedness of the Borrower or any Subsidiary of the Borrower supported by a Letter of Credit, in a principal amount not in excess of the stated amount of such Letter of Credit;

          (n) other Indebtedness of the Borrower and its domestic Subsidiaries, provided that at no time shall the aggregate principal amount of all Indebtedness outstanding pursuant to this clause (n) exceed $15,000,000;

          (o) other Indebtedness of Foreign Subsidiaries of the Borrower in an aggregate principal amount at any time outstanding not in excess of $20,000,000;

          (p) Indebtedness of (x) Holdings and CapCo II pursuant to the Holdings Discount Notes in an aggregate face (or principal) amount not to exceed $169,000,000 (it being understood that the Holdings Discount Notes shall have been originally issued with an aggregate discount of approximately $68,400,000 and the accretion of the aggregate principal amount to $169,000,000 shall not occur until January 2003) less the aggregate amount of all repayments of principal of the Holdings Discount Notes effected after the Closing Date and (y) the Borrower and the Co-Borrower pursuant to the Senior Subordinated Notes in an aggregate principal amount not to exceed $225,000,000 less the aggregate amount of all repayments of the Senior Subordinated Notes effective after the Closing Date (which Indebtedness described in this clause (y) may be guaranteed by Holdings on a senior subordinated basis in accordance with the Senior Subordinated Notes Indenture, provided that in no event shall any other Subsidiary of Holdings or the Borrower guarantee any of the Indebtedness described in this paragraph (p) without the specific consent of the Required Lenders);

          (q) Indebtedness arising from agreements of the Borrower or a Subsidiary of the Borrower providing for indemnification, adjustment of purchase price or similar obligations, in each case, incurred or assumed in connection with the disposition of any business, assets or a Subsidiary, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or a Subsidiary for the purpose of financing such acquisition;

          (r) obligations in respect of performance and surety bonds and completion guarantees provided by the Borrower and its Subsidiaries in the ordinary course of business;

          (s) Indebtedness incurred by Borrower or any of its Subsidiaries constituting reimbursement obligations with respect to letters of credit issued in the ordinary course of business, including without limitation, letters of credit in respect of workers' compensation claims or self insurance and other similar statutory requirements, or other Indebtedness with respect to reimbursement type obligations regarding workers' compensation claims, so long as the aggregate principal amount of Indebtedness pursuant to this clause (s) shall not exceed $10,000,000 at any time outstanding;

          (t) Indebtedness evidenced by Other Hedging Agreements entered into pursuant to Section 6.04(q);

          (u) Indebtedness constituting unsecured guarantees or letters of credit supporting the Indebtedness permitted to be outstanding pursuant to
     Section 6.01(o);

          (v) Indebtedness of any Foreign Subsidiary that is a Subsidiary of the Borrower, to the Borrower or any domestic Subsidiary of the Borrower, in an aggregate principal amount outstanding at any time not in excess of $30,000,000; provided that if the Administrative Agent or Required Lenders so request, any such Indebtedness shall be evidenced by a promissory note which shall be in form and substance satisfactory to the Administrative Agent and which shall be pledged pursuant to the Pledge Agreement (so long as such pledge would not result in adverse tax consequences to Holdings, the Borrower or the applicable Subsidiary); and

          (w) all premium (if any), interest (including post-petition interest), fees, expenses, indemnities, charges and additional or contingent interest on obligations described in clauses (a) through (v) above.

     SECTION 6.02. Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securities of any person, including any Subsidiary of Holdings or the Borrower) at the time owned by it or on any income or revenues or rights in respect of any thereof, or sell or transfer any account receivable or any right in respect thereof, except:

          (a) Liens on property or assets of the Borrower and its Subsidiaries existing on the date hereof and set forth in Schedule 6.02, provided that such Liens shall secure only those obligations which they secure on the date hereof (and extensions, renewals and refinancings of such obligations permitted by Section 6.01(a)) and shall not subsequently apply to any other property or assets of Holdings, the Borrower or any of their Subsidiaries (other than pursuant to existing after acquired property clauses);

          (b) any Lien created under the Loan Documents or permitted in respect of any Mortgaged Property by the terms of the applicable Mortgage;

          (c) any Lien existing on any property or asset of the Borrower or any Subsidiary of the Borrower prior to the acquisition thereof by the Borrower or any Subsidiary of the Borrower, provided that (i) such Lien is not created in contemplation of or in connection with such acquisition and (ii) such Lien does not apply to any other property or asset of the Borrower or any Subsidiary of the Borrower;

          (d) any Lien on any property or asset of the Borrower or a Subsidiary of the Borrower securing Indebtedness permitted by Section 6.01(j), provided that such Lien does not apply to any other property or assets of Holdings, the Borrower or any of their Subsidiaries not securing such Indebtedness at the date of the acquisition of such property or asset (other than after acquired property subjected to a Lien securing Indebtedness and other obligations incurred prior to such date and permitted hereunder which contains a requirement for the pledging of after acquired property, it being agreed that such after acquired property shall not include property of Holdings, the Borrower and their Subsidiaries, other than any such acquired Subsidiary of the Borrower, that would have been included but for such acquisition);

          (e) Liens for taxes, assessments or other governmental charges or levies not yet delinquent, or which are for less than $2,000,000 in the aggregate, or which are being contested in compliance with Section 5.03 or for property taxes on property that Holdings, the Borrower or one of their Subsidiaries has determined to abandon if the sole recourse for such tax, assessment, charge, levy or claim is to such property;

          (f) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business and securing obligations that are not due and payable or that are being contested in good faith by appropriate proceedings and in respect of which, if applicable, Holdings, the Borrower or the relevant Subsidiary shall have set aside on its books reserves in accordance with GAAP;

          (g) pledges and deposits made in the ordinary course of business in compliance with the Federal Employers Liability Act or any other workmen's compensation, unemployment insurance and other social security laws or regulations and deposits securing liability to insurance carriers under insurance or self-insurance arrangements in respect of such obligations;

          (h) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds (the deposits for which shall not exceed $20,000,000 at any time outstanding), performance bonds and other obligations of a like nature incurred in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business;

          (i) zoning restrictions, easements, trackage rights, leases (other than Capital Lease Obligations), licenses, special assessments, rights-of-way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of Holdings, the Borrower or any of their Subsidiaries;

          (j) purchase money security interests in equipment or other property or improvements thereto hereafter acquired (or, in the case of improvements, constructed) by the Borrower or any Subsidiary of the Borrower (including the interests of vendors and lessors under conditional sale and title retention agreements), provided that (i) such security interests secure Indebtedness permitted by Section 6.01(k), (ii) such security interests are incurred, and the Indebtedness secured thereby is created, within 270 days after such acquisition (or construction), (iii) the Indebtedness secured thereby does not exceed 100% of the cost of such equipment or other property or improvements at the time of such acquisition (or construction), including transaction costs incurred by the Borrower or any Subsidiary of the Borrower in connection with such acquisition (or construction), (iv) such expenditures are permitted by this Agreement and
     (v) such security interests do not apply to any other property or assets of the Borrower or any Subsidiary of the

     Borrower (other than to accessions to such equipment or other property or improvements and provided that individual financings of equipment provided by a single lender may be cross-collateralized to other financings of equipment provided solely by such lender);

          (k) Liens arising out of capitalized or operating lease transactions permitted under Section 6.03, so long as such Liens attach only to the property sold and being leased in such transaction and any accessions thereto or proceeds thereof and related property;

          (l) Liens on the assets of a Foreign Subsidiary of the Borrower which secure such Foreign Subsidiary's obligations under Indebtedness incurred pursuant to Section 6.01(o);

          (m) Liens securing judgments for the payment of money in an aggregate amount not in excess of $10,000,000 (except to the extent covered by insurance and the Administrative Agent shall be reasonably satisfied with the credit of such insurer), unless such judgments shall remain undischarged for a period of more than 30 consecutive days during which execution shall not be effectively stayed;

          (n) any leases or subleases in the ordinary course of business to other persons of properties or assets owned or leased by the Borrower or a Subsidiary of the Borrower;

          (o) any Lien arising by operation of law pursuant to Section 107(1) of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9607(1), or pursuant to analogous state law, for costs or damages which are not yet due (by virtue of a written demand for payment by a Governmental Authority) or which demand is being contested in compliance with the standard set forth in Section 5.03(a), or on property that the Borrower or a Subsidiary of the Borrower has determined to abandon if the sole recourse for such costs or damages is to such property, provided that the liability of the Borrower and its Subsidiaries with respect to the matter giving rise to all such Liens shall not, in the reasonable estimate of the Borrower (in light of all attendant circumstances, including the likelihood of contribution by third parties), exceed $10,000,000;

          (p) Liens that are contractual rights of setoff (i) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness or (ii) pertaining to pooled deposit and/or sweep accounts of the Borrower and/or any Subsidiary of the Borrower to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower and the Subsidiaries of the Borrower;

          (q) Liens securing obligations in respect of trade-related letters of credit permitted under Section 6.01 and covering the goods (or the documents of title in respect of such goods) financed by such letters of credit and the proceeds and products thereof;

          (r) other Liens with respect to property or assets not constituting collateral for the Obligations with an aggregate fair market value (valued at the time of creation thereof) of not more than $15,000,000 at any time;

          (s) Liens disclosed by the title insurance policies delivered pursuant to Sections 4.02 and 5.11;

          (t) construction liens arising in the ordinary course of business, including liens for work performed for which payment has not been made, securing obligations that are not due and payable or are being contested in good faith by appropriate proceedings and in respect of which, if applicable, Holdings, the Borrower or the relevant Subsidiary thereof shall have set aside on its books reserves in accordance with GAAP;

          (u) the replacement, extension or renewal of any Lien permitted by clause (c), (d), (j) or (s) above; provided that such replacement, extension or renewal Lien shall not cover any property other than the property that was subject to such Lien prior to such replacement, extension or renewal; and provided further, that the Indebtedness and other obligations secured by such replacement, extension or renewal Lien are permitted by this Agreement;

          (v) Liens upon specific items of inventory or other goods and proceeds of the Borrower or any Subsidiary of the Borrower securing such Person's obligations in respect of bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods; and

          (w) Liens securing reimbursement obligations with respect to trade letters of credit which encumber documents and the goods purchased under such letters of credit and products and proceeds thereof.

     SECTION 6.03. Sale and Lease-Back Transactions. Enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred (a "Sale and Lease-Back Transaction"), provided that Sale and Lease-Back Transactions shall be permitted so long as at no time will the aggregate Remaining Present Value of all leases entered into pursuant to such Sale and Lease-Back Transactions exceed $10,000,000.

     SECTION 6.04. Investments, Loans and Advances. Purchase, hold or acquire any capital stock, evidences of indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment or any other interest in, any other person, except:

          (a) investments (i) existing on the date hereof in the Equity Interests of the Subsidiaries of Holdings; (ii) by Holdings in the Equity Interests of the Borrower, CapCo II and Opco GP; (iii) by the Borrower or any Subsidiary of the Borrower in any 90% Subsidiary of the Borrower that is a Guarantor (so long as such Guarantor shall remain a 90% Subsidiary of the Borrower after giving effect to such investment); (iv) by any 90% Subsidiary of the Borrower in any Wholly Owned Subsidiary of the Borrower that is a Guarantor; or (v) by any Subsidiary of the Borrower that is not a Guarantor in any 90% Subsidiary of the Borrower that is not a Guarantor (so long as such Subsidiary shall remain a 90% Subsidiary of the Borrower after giving effect to such investment);

          (b) Permitted Investments and investments that were Permitted Investments when made;

          (c) investments arising out of the receipt by the Borrower or any Subsidiary of the Borrower of noncash consideration for the sale of assets permitted under Section 6.05, provided that such consideration (if the stated amount or value thereof is in excess of $2,000,000) is pledged upon receipt pursuant to the Pledge Agreement to the extent required hereby and thereby;

          (d) intercompany loans permitted to be incurred as Indebtedness under Sections 6.01(a), (f), (n), (o) and (v);

          (e)(i) loans and advances to employees of Holdings, the Borrower or their Subsidiaries not to exceed $3,000,000 in the aggregate at any time outstanding (calculated without regard to write-downs or write-offs thereof) and (ii) advances of payroll payments and expenses to employees in the ordinary course of business;

          (f) (i) accounts receivable arising and trade credit granted in the ordinary course of business and any securities received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss and (ii) prepayments and other credits to suppliers made in the ordinary course of business;

          (g) Interest Rate Protection Agreements permitted pursuant to Section 6.01(d);

          (h) investments existing on the Closing Date and set forth on Schedule 6.04;

          (i) investments resulting from pledges and deposits referred to in
     Section 6.02(g) or (h);

          (j) other investments by the Borrower and its Subsidiaries in an aggregate amount (valued at the time of the making thereof, and without giving effect to any write-downs or write-offs thereof) not to exceed $20,000,000 (plus any returns of capital actually received by the respective investor in respect of investments theretofore made by it pursuant to this clause (j)); provided that at any time additional investments may be made pursuant to this clause (j) at the election of the Borrower, which additional investments pursuant to this proviso shall only be permitted to the extent that the Borrower so elects (x) to apply an amount not to exceed the Available Investment Basket Amount at such time to the making of the respective investment pursuant to this clause (j) and/or
     (y) to make additional investments pursuant to this clause (j) with the proceeds of Growth Capital Revolving Loans (so long as the amount of proceeds of Growth Capital Revolving Loans so applied at any time does not exceed the amount of proceeds of Designated Capital Contributions used at such time pursuant to this clause (j)) and Designated Capital Contributions;

          (k) investments by the Borrower and its Subsidiaries in Foreign Subsidiaries of the Borrower in an aggregate amount (valued at the time of the making thereof, and without giving effect to any write-downs or write-offs thereof) not to exceed $20,000,000 (plus any returns of capital actually received by the respective investor in respect of investments theretofore made by it pursuant to this clause (k)); provided that at any time additional investments may be made pursuant to this clause (k) at the election of the Borrower, which additional investments pursuant to this proviso shall only be permitted to the extent that the Borrower so elects
     (x) to apply an amount not to exceed the Available Investment Basket Amount at such time to the making of the respective investment pursuant to this clause (k) and/or (y) to make additional investments pursuant to this clause (k) with the proceeds of Growth Capital Revolving Loans (so long as the amount of proceeds of Growth Capital Revolving Loans so applied at any time does not exceed the amount of proceeds of Designated Capital Contributions used at such time pursuant to this clause (k)) and Designated Capital Contributions;

          (l) investments constituting Permitted Business Acquisitions;

          (m) Holdings shall be permitted to contribute the proceeds of Designated Capital Contributions to the Borrower;

          (n) investments by the Borrower and its Subsidiaries in Joint Ventures, so long as the aggregate amount so invested pursuant to this clause (n) (valued at the time of the making thereof, and without giving effect to any write-downs or write-offs thereof) does not exceed $10,000,000 (plus any returns of capital actually received by the respective investor in respect of investments theretofore made by it pursuant to this clause (n)); provided that at any time additional investments may be made pursuant to this clause (n) at the election of the Borrower, which additional investments pursuant to this proviso shall only be permitted to the extent that the Borrower so elects
     (x) to apply an amount not to exceed the Available Investment Basket Amount at such time to the making of the respective investment pursuant to this clause (n) and/or (y) to make additional investments pursuant to this clause (n) with the proceeds of Growth Capital Revolving Loans (so long as the amount of proceeds of Growth Capital Revolving Loans so applied at any time does not exceed the amount of proceeds of Designated Capital Contributions used at such time pursuant to this clause (n)) and Designated Capital Contributions;

          (o) investments consisting of the purchase of the remaining minority interest in Graham Packaging do Brasil Industria e Comercio S.A.;

          (p) the IPO Reorganization;

          (q) the Borrower and its Subsidiaries may enter into and perform its obligations under Other Hedging Agreements entered into in the ordinary course of business and so long as any such Other Hedging Agreement is not speculative in nature;

          (r) investments expressly permitted by Section 6.05; and

          (s) additional investments may be made from time to time to the extent made with proceeds of Equity Interests (excluding proceeds of Designated Capital Contributions and proceeds received as a result of the exercise of Cure Rights pursuant to Section 7.02) of Holdings, which proceeds or investments in turn are contributed to the Borrower.

     SECTION 6.05. Mergers, Consolidations, Sales of Assets and Acquisitions. Merge into or consolidate with any other person, or permit any other person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any part of its assets (whether now owned or hereafter acquired), or any Equity Interests of any Subsidiary, or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or any substantial part of the assets of any other person, except that this Section shall not prohibit:

          (a) the purchase and sale of inventory in the ordinary course of business by the Borrower or any Subsidiary of the Borrower or the acquisition of any other asset (excluding assets constituting investments of the type subject to Section 6.04) in the ordinary course of business;

          (b) if at the time thereof and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing (i) the merger of any Subsidiary of the Borrower into the Borrower in a transaction in which the Borrower is the surviving corporation and (ii) the merger or consolidation of any Subsidiary of the Borrower into or with any other 90% Subsidiary of the Borrower in a transaction in which the surviving entity is a 90% Subsidiary of the Borrower (which shall be a domestic Subsidiary if the non-surviving person shall be a domestic Subsidiary) and, (A) in the case of each of clauses (i) and (ii), no person other than the Borrower or a 90% Subsidiary of the Borrower receives any consideration and (B) in the case of clause (ii), if any non-surviving person was a Guarantor the surviving person must be a Guarantor;

          (c) Sale and Lease-Back Transactions permitted by Section 6.03;

          (d) investments permitted by Section 6.04;

          (e) subject to Section 6.07, sales, leases or transfers (i) from the Borrower or any Subsidiary of the Borrower to the Borrower or to a domestic 90% Subsidiary of the Borrower, (ii) from any Foreign Subsidiary of the Borrower to any Wholly Owned Subsidiary of the Borrower or the Borrower,
     (iii) from any Foreign Subsidiary that is a non-Wholly Owned Subsidiary of the Borrower to any other Foreign Subsidiary that is a non-Wholly Owned Subsidiary of the Borrower or (iv) from any Foreign Subsidiary that is a Wholly Owned Subsidiary of the Borrower to any Foreign Subsidiary that is a non-Wholly Owned Subsidiary of the Borrower, provided that the fair market value of all property sold, leased or transferred pursuant to this clause
     (iv) shall not exceed $15,000,000 in the aggregate;

          (f) sales, leases or other dispositions of equipment or other property of the Borrower or its Subsidiaries determined by the general partner or senior management of the Borrower to be no longer useful or necessary in the operation of the business of the Borrower or its Subsidiaries, provided that the Net Proceeds thereof shall be applied in accordance with Section 2.12(c);

          (g) sales, leases or other dispositions of inventory of the Borrower and its Subsidiaries not made in the ordinary course of business determined by the general partner or senior management of the Borrower to be no longer useful or necessary in the operation of the business of the Borrower and its Subsidiaries, provided that the Net Proceeds thereof shall be applied in accordance with Section 2.12(c);

          (h) the sale of any Equity Interests of any Subsidiary of the Borrower in which less than 90% of the Equity Interests is owned by the Borrower and its Subsidiaries;

          (i) sales, leases or other dispositions of property having a net book value not in excess of $12,500,000 in any fiscal year, provided that the Net Proceeds thereof are applied in accordance with Section 2.12(c) or are used within one year of the date of receipt thereof to purchase assets useful in the business of the Borrower and its Subsidiaries, provided further, that no sale may be made of the Equity Interests of any Subsidiary except in connection with the sale of all its outstanding Equity Interests that are held by the Borrower and any other Subsidiary and provided further, that to the extent that the net book value of such property sold, leased or disposed in any fiscal year is less than $12,500,000, the amount of such difference, but in no case more than $5,000,000, may be carried forward and used for sales, leases, or dispositions of property in the immediately succeeding fiscal year (after the full amount such sales, leases and other dispositions of property otherwise permitted to be made under this paragraph (i) in such fiscal year, without regard to the provisions of this proviso, have been made) (it being understood that amounts once carried forward into such succeeding fiscal year shall lapse and terminate at the end of such fiscal year);

          (j) the Transaction;

          (k) the sale of defaulted receivables in the ordinary course of business and not as part of an accounts receivables financing transaction; and

          (l) the IPO Reorganization.

Notwithstanding anything to the contrary contained above, Holdings must at all times own, directly or indirectly, 100% of the Equity Interests of the Borrower and Opco GP (except to the extent Opco GP is liquidated or consolidated with Holdings in connection with or in contemplation of the IPO Reorganization).

     SECTION 6.06. Dividends and Distributions. Declare or pay, directly or indirectly, any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any of its Equity Interests (other than dividends and distributions on the common stock of Holdings payable solely by the issuance of additional shares of common stock of Holdings) or directly or indirectly redeem, purchase, retire or otherwise acquire for value (or permit any Subsidiary to purchase or acquire) any shares of any class of its Equity Interests or set aside any amount for any such purpose; provided, however, that:

          (a) any Subsidiary of the Borrower may declare and pay dividends to, repurchase its Equity Interests from or make other distributions to the Borrower or to any Wholly Owned Subsidiary of the Borrower (or, in the case of non-Wholly Owned Subsidiaries, to the Borrower or any Subsidiary of the Borrower and to each other owner of Equity Interests of such Subsidiary on a pro rata basis (or more favorable basis from the perspective of the Borrower or such Subsidiary) based on their relative ownership interests);

          (b) Holdings and the Borrower may effect the Transaction, the IPO Reorganization and transactions related thereto;

          (c) the Borrower may declare and pay dividends or make other distributions to Holdings in respect of overhead, tax liabilities (other than income tax liabilities for which the Borrower is permitted (or would be permitted subject to satisfaction of sub-clauses (x) and (y) of clause
     (e) of this Section 6.06) to make distributions pursuant to clause (e) of this Section 6.06) of Holdings, legal, accounting and other professional fees and expenses and other fees and expenses in connection with the maintenance of its existence and its ownership of the Borrower, CapCo II and Opco GP and in order to permit Holdings to make payments permitted by Sections 6.07(b) and (c);

          (d) Holdings and the Borrower may purchase or redeem (and the Borrower may declare and pay dividends or make other distributions to Holdings the proceeds of which are to be used by Holdings to so purchase or redeem), directly or indirectly, Equity Interests of Holdings or Investor LP (including related stock appreciation rights or similar securities) held by then present or former officers or employees of Holdings, the Borrower or any of their Subsidiaries or by any Plan upon such person's death, disability, retirement or termination of employment or under the terms of any such Plan or any other agreement under which such shares of stock or related rights were issued, provided that the aggregate amount of such purchases or redemptions under this paragraph (d) shall not exceed in any calendar year $4,000,000 (plus the amount of net proceeds received by Holdings or the Borrower, including such amounts received from Investor LP, during such calendar year from Employee Equity Sales and the amount of net proceeds of any key-man life insurance received during such calendar year) which, if not used in any year may be carried forward to any subsequent calendar year; provided, however, that the aggregate amount of such purchases or redemptions that may be made pursuant to this paragraph (d) shall not exceed $12,000,000 (plus the amount of net proceeds received by Holdings or the Borrower, including such amounts received from Investor LP, after the date of this Agreement from Employee Equity Sales);

          (e) for so long as the Borrower or Holdings is a partnership or substantially similar pass-through entity for federal income tax purposes, cash distributions may be made by the Borrower to Borrower Partners or by Holdings to Holdings Partners, as the case may be, from time to time in amounts not to exceed the Permitted Tax Amount Distributions of Borrower or Holdings, as the case may be, so long as (x) the payments are made at the times permitted by the second sentence of the definition of Permitted Tax Amount Distributions contained herein and (y) no Event of Default exists at the time any distribution is made pursuant to this Section 6.06(e) or would exist after giving effect thereto;

          (f) so long as the Loans have not been accelerated pursuant to Article VII, no Default under Section 7.01(b), (c), (h) or (i) then exists and no Event of Default then exists or would result therefrom, commencing on July 15, 2003, the Borrower may pay cash dividends to Holdings at the times and in the amounts necessary to enable Holdings to make the cash interest payments due on the Holdings Discount Notes so long as Holdings immediately thereafter uses such cash dividends to make such cash interest payments; and

          (g) non-cash repurchases of Equity Interests deemed to occur upon exercise of stock options if such Equity Interests represent a portion of the exercise price of such options.

     SECTION 6.07. Transactions with Affiliates. (a) Sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transaction with, any of its Affiliates or any known direct or indirect holder of 10% or more of any class of capital stock of Holdings, unless such transaction forms a part of the Recapitalization or is (i) otherwise permitted under this Agreement and (ii) upon terms no less favorable to Holdings, the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's-length transaction with a person which was not an Affiliate, provided that the foregoing restriction shall not apply to (A) the payment to the Fund or any of its Affiliates or the Fund Affiliates of the monitoring and management fees referred to in paragraph (c) below or fees payable on the Closing Date or (B) the indemnification of directors of Holdings, the Borrower and their Subsidiaries in accordance with customary practice.

     (b) The foregoing paragraph (a) shall not prohibit, to the extent otherwise permitted under this Agreement, (i) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans approved by the Advisory Committee or board of directors of Holdings, (ii) loans or advances to employees of Holdings, the Borrower or any of their Subsidiaries in accordance with Section 6.04(e), (iii) transactions among the Borrower and Wholly Owned Subsidiaries and transactions among Wholly Owned Subsidiaries otherwise permitted by this Agreement, (iv) the payment of fees and indemnities to directors, officers and employees of Holdings and its Subsidiaries in the ordinary course of business, (v) transactions pursuant to permitted agreements in existence on the Closing Date and set forth on Schedule 6.07, (vi) any employment agreements entered into by any of the Borrower or any of its Subsidiaries in the ordinary course of business, (vii) dividends and repurchases permitted under Section 6.06, (viii) any purchase by the Investors or the Continuing Partners of Equity Interests of Holdings or Investor LP or any purchase by Holdings of Equity Interests of the Borrower or any contribution by Holdings to the equity capital of the Borrower, provided that any Equity Interests of the

Borrower purchased by Holdings shall be pledged to the Collateral Agent on behalf of the Lenders pursuant to the Pledge Agreement, (ix) payments by Holdings, the Borrower or any of their Subsidiaries to the Fund and Fund Affiliates made for any financial advisory, financing, underwriting or placement services or in respect of other investment banking activities, including, without limitation, in connection with acquisitions or divestitures which payments are approved by the majority of the Advisory Committee or board of directors of Holdings, in good faith, (x) transactions in which the Borrower delivers to the Administrative Agent a letter from an independent financial advisor acceptable to the Administrative Agent stating that such transaction is fair to the Borrower or applicable Subsidiary from a financial point of view,
(xi) any agreement as in effect as of the Closing Date or any amendment thereto (so long as any such amendment is not disadvantageous to the Lenders in any material respect) or any transaction contemplated thereby, (xii) the existence of, or the performance by Holdings, the Borrower or any of their Subsidiaries of its obligations under the terms of, the Recapitalization Agreement, or any agreement contemplated thereunder (including any registration rights agreement or purchase agreement related thereto) to which it is a party as of the Closing Date and any similar agreements which it may enter into thereafter; provided, however, that the existence of, or the performance by Holdings, the Borrower or any Subsidiary of obligations under any future amendment to any such existing agreement or under any similar agreement entered into after the Closing Date shall only be permitted by this clause (xii) to the extent that the terms of any such amendment or new agreement are not otherwise disadvantageous to the Lenders in any material respect and (xiii) the payment of all fees, expenses, bonuses and awards related to the transactions contemplated by the Recapitalization Agreement, including fees to the Fund and Fund Affiliates;

     (c) Make any payment of or on account of monitoring or management or similar fees payable to the Fund or the Fund Affiliates in an aggregate amount in any fiscal year in excess of $1,000,000 (plus reasonable expenses in connection therewith).

     SECTION 6.08. Business of Holdings, the Borrower and their Subsidiaries. Engage at any time in any business or business activity other than (a) in the case of the Borrower and its Subsidiaries other than the Co-Borrower, any business or business activity conducted by it on the date hereof and any business or business activities incidental or related thereto or the manufacture, marketing or sale of containers or any business or activity that is reasonably similar thereto or a reasonable extension, development or expansion thereof or ancillary thereto, including the consummation of the Transaction, (b) in the case of Holdings, (i) the ownership of the Equity Interests in the Borrower, CapCo II and Opco GP, together with activities directly related thereto, (ii) performance of its obligations under and in connection with the Loan Documents and under the Holdings Discount Notes Documents, the Senior Subordinated Notes Documents, the Recapitalization Agreement, the Stockholders Agreement executed in connection with the Recapitalization Agreement and other agreements contemplated thereby, (iii) actions incidental to the consummation of the Recapitalization, (iv) actions required by law to maintain its existence and
(v) the IPO Reorganization, (c) in the case of Opco GP, (i) the ownership of the general partnership interest in the Borrower, together with activities directly related thereto, (ii) performance of its obligations under and in connection with the Loan Documents and under the Recapitalization Agreement, the Stockholders Agreement executed in connection with the Recapitalization Agreement and other agreements contemplated thereby, (iii) actions incidental to the consummation of the Recapitalization and (iv) actions required by law to maintain its existence and (d) in the case of CapCo II and the Co-Borrower, (i) performance of their obligations under and in connection with the Loan Documents, the Holdings Discount Notes, the Senior Subordinated Notes and other agreements contemplated thereby, (ii) actions incidental to the consummation of the Recapitalization,
(iii) actions required by law to maintain their status as a corporation and (iv) the IPO Reorganization.

     SECTION 6.09. Limitation on Modifications of Indebtedness; Modifications of Certificate of Incorporation, By-Laws and Certain Other Agreements; etc. (a) Amend or modify in any manner materially adverse to the Lenders, or grant any waiver or release under or terminate in any manner (if such action shall be adverse to the Lenders), the certificate of incorporation or By-laws or partnership agreement or limited liability agreement in any material respect of Holdings, the Borrower or any of their Subsidiaries or the Recapitalization Agreement.

     (b) (i) Make (or give any notice in respect thereof) any voluntary or optional payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due), or any prepayment or redemption as a result of any asset sale, change of control or similar event of, any Holdings Discount Notes or Senior Subordinated Notes (other than redemptions of Senior Subordinated Notes under the "equity clawback" provisions, to the extent provided in sub-clause (iii) of the parenthetical contained in clause (c) of the definition of Net Proceeds) or (ii) amend or modify, or permit the amendment of modification of, any provision of any Holdings Discount Notes or Senior Subordinated Notes or any agreement (including, without limitation, any Holdings Discount Notes Document or Senior Subordinated Notes Document) relating thereto, other than amendments or modifications which do not in any way adversely affect, in any material respect, the interest of the Lenders and which do not affect the subordination provisions thereof.

     (c) Permit any Subsidiary of Holdings to enter into any agreement or instrument which by its terms restricts the payment of dividends or distributions or the making of cash advances by such Subsidiary to the Borrower or any Subsidiary that is a direct or indirect parent of such Subsidiary other than those arising under any Loan Document other than those which would not reasonably be expected to have a Material Adverse Effect.

     SECTION 6.10. Capital Expenditures. Permit Holdings or its Subsidiaries to make any Capital Expenditure, except that:

     (a) (x) During the period (taken as one accounting period) from the Closing Date through and including December 31, 1998, the Borrower and its Subsidiaries may make Capital Expenditures in an aggregate amount not to exceed $90,000,000 and (y) during any fiscal year thereafter the Borrower and its Subsidiaries may make Capital Expenditures so long as the aggregate amount thereof does not exceed the amount set forth opposite such fiscal year below (provided that the amounts for such fiscal years set forth in clauses (x) and (y) hereof shall be reduced by any amounts used to make Permitted Business Acquisitions pursuant to clause (x) of the proviso to the definition of Permitted Business Acquisition Amount):

             Year                                    Amount
             ----                                    ------
             1999                                 $100,000,000

             2000                                 $ 80,000,000

             2001                                 $ 70,000,000

             2002 and each fiscal year            $ 60,000,000
             thereafter

     (b) Notwithstanding anything to the contrary contained in clause (a) above, to the extent that the aggregate amount of Capital Expenditures made by the Borrower and its Subsidiaries in any fiscal year of the Borrower pursuant to
Section 6.10(a) is less than the amount set forth for such fiscal year, the amount of such difference may be carried forward and used to make Capital Expenditures in succeeding fiscal years, provided that in any fiscal year, the amount permitted to be applied to make Capital Expenditures pursuant to this clause (b) shall in no event exceed an amount equal to 50% of the amount set forth in Section 6.10(a) for such fiscal year.

     (c) In addition to the Capital Expenditures permitted pursuant to proceeding clauses (a) and (b), the Borrower and its Subsidiaries may make additional Capital Expenditures as follows: (i) Capital Expenditures made with the proceeds from (x) Borrowings of Growth Capital Revolving Loans (so long as the proceeds of Growth Capital Revolving Loans to be so applied at any time do not exceed the amount of the proceeds of Designated Capital Contributions to be used at such time pursuant to following clause (y)) and (y) the proceeds of Designated Capital Contributions, (ii) Capital Expenditures may be made at any time in an amount not to exceed the Cumulative Retained Excess Cash Flow Amount at such time and (iii) Capital Expenditures may be made at any time in an amount not to exceed the Cumulative Retained Net Proceeds Amount at such time.

     SECTION 6.11. Interest Coverage Ratio. Permit the ratio (the "Interest Coverage Ratio") on the last day of any fiscal quarter occurring in any period set forth below, for the four quarter period ended as of such day of (a) EBITDA of the Borrower and its Subsidiaries to (b) Cash Interest Expense to be less than the ratio set forth below for such period, provided that for purposes of this
Section 6.11 Cash Interest Expense and EBITDA for the four quarter period ending on (i) September 30, 1998, shall be deemed to be Cash Interest Expense or EBITDA, as the case may be, for the two fiscal quarter period ending on September 30, 1998, multiplied by two and (ii) December 31, 1998, shall be deemed to be Cash Interest Expense or EBITDA, as the case may be, for the three fiscal quarter period ending on December 31, 1998, multiplied by 4/3:

                  Period:                                                     Ratio:
                  -------                                                     ------

July 1, 1998 to and including September 30, 1998                             1.5:1.0

October 1, 1998 to and including September 30, 1999                          1.6:1.0

October 1, 1999 to and including September 30, 2000                          1.7:1.0

October 1, 2000 to and including September 30, 2001                          1.8:1.0

October 1, 2001 to and including September 30, 2002                          1.9:1.0

October 1, 2002 to and including September 30, 2003                          2.0:1.0

October 1, 2003 to and including September 30, 2004                          2.2:1.0

October 1, 2004 and thereafter                                               2.5:1.0

     SECTION 6.12. Net Leverage Ratio. Permit the Net Leverage Ratio on the last day of any fiscal quarter occurring in any period set forth below, to be in excess of the ratio set forth below for such period:

                  Period:                                                     Ratio:
                  -------                                                     ------
July 1, 1998 to and including September 30, 1998                             7.4:1.0

October 1, 1998 to and including September 30, 1999                          7.2:1.0

October 1, 1999 to and including September 30, 2000                          6.7:1.0

October 1, 2000 to and including September 30, 2001                          5.9:1.0

October 1, 2001 to and including September 30, 2002                          5.5:1.0

October 1, 2002 to and including September 30, 2003                          4.9:1.0

October 1, 2003 to and including September 30, 2004                          4.5:1.0

October 1, 2004 and thereafter                                               3.8:1.0

                                  ARTICLE VII.

                                EVENTS OF DEFAULT

     SECTION 7.01. Events of Default. In case of the happening of any of the following events ("Events of Default"):

          (a) any representation or warranty made or deemed made by Holdings, the Borrower or any Loan Party in any Loan Document, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished in connection with or pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished by Holdings, the Borrower or any other Loan Party;

          (b) default shall be made in the payment of any principal of any Loan or the reimbursement with respect to any L/C Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

          (c) default shall be made in the payment of any interest on any Loan or on any L/C Disbursement or in the payment of any Fee or any other amount (other than an amount referred to in (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of five Business Days;

          (d) default shall be made in the due observance or performance by Holdings or any of its Subsidiaries of any covenant, condition or agreement contained in Section 5.01(a) (with respect to the Borrower), 5.05(a), 5.08 or 5.12 or in Article VI;

          (e) default shall be made in the due observance or performance by Holdings, the Borrower or any of their Subsidiaries of any covenant, condition or agreement contained in any Loan Document (other than those specified in (b), (c) or (d) above) and such default shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent or the Required Lenders to the Borrower;

          (f) Holdings or the Borrower shall fail to observe or perform any term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any Indebtedness (other than any Indebtedness under any Loan Document) having an aggregate principal or notional amount in excess of $10,000,000 if the effect of any such failure is to cause, or to permit the holder or holders of such Indebtedness or a trustee on its or their behalf to cause, such Indebtedness to become due prior to its stated maturity, or Holdings or the Borrower shall fail to pay any principal in respect of any such Indebtedness at the stated maturity thereof;

          (g) there shall have occurred a Change in Control;

          (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of Holdings, the Borrower or any of their Subsidiaries, or of a substantial part of the property or assets of Holdings, the Borrower or any of their Subsidiaries, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any of their Subsidiaries or for a substantial part of the property or assets of Holdings, the Borrower or any of their Subsidiaries or (iii) other than with respect to Holdings pursuant to the IPO Reorganization, the winding-up or liquidation of Holdings, the Borrower or any of their Subsidiaries; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

          (i) Holdings, the Borrower or any of their Subsidiaries shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in paragraph (i) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any of their Subsidiaries or for a substantial part of the property or assets of Holdings, the Borrower or any of their Subsidiaries, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing;

          (j) one or more judgments for the payment of money in an aggregate amount in excess of $10,000,000 (except to the extent covered by insurance where the Administrative Agent is reasonably satisfied with the credit of such insurer) shall be rendered against Holdings, the Borrower, any of their Subsidiaries or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of Holdings, the Borrower or any of their Subsidiaries to enforce any such judgment;

          (k) (i) a Reportable Event or Reportable Events, or a failure to make a required installment or other payment (within the meaning of Section 412(n)(1) of the Code), shall have occurred with respect to any Plan or Plans, (ii) a trustee shall be appointed by a United States district court to administer any Plan or Plans, (iii) the PBGC shall institute proceedings (including giving notice of intent thereof) to terminate any Plan or Plans,
     (iv) the Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan and the Borrower or such ERISA Affiliate does not have reasonable grounds for contesting such Withdrawal Liability or is not contesting such Withdrawal Liability in a timely and appropriate manner, (v) the Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, (vi) the Borrower or any ERISA Affiliate shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (vii) any other similar event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vii) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

          (l) (i) any Loan Document shall for any reason be asserted by Holdings, the Borrower or any of their Subsidiaries not to be a legal, valid and binding obligation of any party thereto, (ii) any security interest purported to be created by any Security Document and to extend to assets that are not immaterial to Holdings, the Borrower and their subsidiaries on a consolidated basis shall cease to be, or shall be asserted by the Borrower or any other Loan Party not to be, a valid and perfected security interest (having the priority required by this Agreement or the relevant Security Document) in the securities, assets or properties covered thereby, except to the extent that any such loss of perfection or priority results from the failure of the Collateral Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Pledge Agreement or to file UCC continuation statements and except to the extent that such loss is covered by a lender's title insurance policy and the Administrative Agent shall be reasonably satisfied with the credit of such insurer or (iii) the Obligations of Holdings or the Borrower, the guarantee by Holdings thereof pursuant to the Parent Guarantee Agreement, if applicable, or the guarantee by the Subsidiary Guarantors thereof pursuant to the Subsidiary Guarantee Agreement shall cease to constitute senior indebtedness under the subordination provisions of the Senior Subordinated Notes or such subordination provisions shall be invalidated or otherwise cease to be legal, valid and binding obligations of the parties thereto, enforceable in accordance with their terms;

then, and in every such event (other than an event with respect to the Borrower described in paragraph (h) or (i) above), and at any time thereafter during the continuance of such event, the Administrative Agent, at the request of the Required Lenders, shall, by notice to the Borrower, take any or all of the following actions, at the same or different times: (i) terminate forthwith the Commitments, (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding and (iii) demand cash collateral pursuant to Section 2.20(g); and in any event with respect to the Borrower described in paragraph (h) or (i) above, the Commitments shall automatically terminate, the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall automatically become due and payable and the Administrative Agent shall be deemed to have made a demand for cash collateral to the full extent permitted under Section 2.20(g), without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding.

     SECTION 7.02. Borrower's Right to Cure. (a) Financial Performance Covenants. Notwithstanding anything to the contrary contained in Section 7.01, in the event that Holdings and the Borrower fail to comply with the requirements of any Financial Performance Covenant, until the expiration of the 10th day subsequent to the date the certificate calculating such Financial Performance Covenant is required to be delivered pursuant to Section 5.04(c), Holdings shall have the right to issue Permitted Cure Securities for cash or otherwise receive cash contributions to the capital of Holdings, and, in each case, to contribute any such cash to the capital of Borrower (collectively, the "Cure Right"), and upon the receipt by Borrower of such cash (the "Cure Amount") pursuant to the exercise by Holdings of such Cure Right such Financial Performance Covenant shall be recalculated giving effect to the following pro forma adjustments:

          (i) EBITDA shall be increased, solely for the purpose of measuring the Financial Performance Covenants and not for any other purpose under this Agreement, by an amount equal to the Cure Amount; and

          (ii) If, after giving effect to the foregoing recalculations, Holdings and Borrower shall then be in compliance with the requirements of all Financial Performance Covenants, Holdings and Borrower shall be deemed to have satisfied the requirements of the Financial Performance Covenants as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of the Financial Performance Covenants which had occurred shall be deemed cured for all purposes of the Agreement.

     (b) Limitation on Exercise of Cure Right. Notwithstanding anything herein to the contrary, (a) in no event shall Holdings be entitled to exercise the Cure Right in more than three consecutive fiscal quarters, (b) in any ten fiscal quarter period, there must be a period of at least four consecutive fiscal quarters during which Holdings has not exercised its Cure Right and (c) each Cure Amount shall not exceed the amount required to cure the applicable failure to comply with a Financial Performance Covenant.

                                  ARTICLE VIII.

                                   THE AGENTS

     SECTION 8.01. Appointment. (a) In order to expedite the transactions contemplated by this Agreement, Bankers Trust Company is hereby appointed to act as Administrative Agent, Syndication Agent, Collateral Agent and the Fronting Bank and NationsBank, N.A. is hereby appointed to act as Documentation Agent. Each of the Lenders and each assignee of any such Lender hereby irrevocably authorizes the Agents to take such actions on behalf of such Lender or assignee or the Fronting Bank and to exercise such powers as are specifically delegated to the Agents by the terms and provisions hereof and of the other Loan Documents, together with such actions and powers as are reasonably incidental thereto. The Administrative Agent is hereby expressly authorized by the Lenders and the Fronting Bank, without hereby limiting any implied authority, (a) to receive on behalf of the Lenders and the Fronting Bank all payments of principal of and interest on the Loans, all payments in respect of L/C Disbursements and all other amounts due to the Lenders and the Fronting Bank hereunder, and promptly to distribute to each Lender or the Fronting Bank its proper share of each payment so received; (b) to give notice on behalf of each of the Lenders to the Borrower of any Event of Default specified in this Agreement of which the Administrative Agent has actual knowledge acquired in connection with its agency hereunder; and (c) to distribute to each Lender copies of all notices, financial statements and other materials delivered by the Borrower pursuant to this Agreement as received by the Administrative Agent. Without limiting the generality of the foregoing, the Agents are hereby expressly authorized to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Security Documents. In the event that any party other than the Lenders and the Agents shall participate in all or any portion of the Collateral pursuant to the Security Documents, all rights and remedies in respect of such Collateral shall be controlled by the Collateral Agent.

     (b) Neither the Agents nor any of their respective directors, officers, employees or agents shall be liable as such for any action taken or omitted by any of them except for its or his own gross negligence or wilful misconduct, or be responsible for any statement, warranty or representation herein or the contents of any document delivered in connection herewith, or be required to ascertain or to make any inquiry concerning the performance or observance by the Borrower or any other Loan Party of any of the terms, conditions, covenants or agreements contained in any Loan Document. The Agents shall not be responsible to the Lenders for the due execution, genuineness, validity, enforceability or effectiveness of this Agreement or any other Loan Documents or other instruments or agreements. The Agents shall in all cases be fully protected in acting, or refraining from acting, in accordance with written instructions signed by the Required Lenders and, except as otherwise specifically provided herein, such instructions and any action or inaction pursuant thereto shall be binding on all the Lenders. Each Agent shall, in the absence of knowledge to the contrary, be entitled to rely on any instrument or document believed by it in good faith to be genuine and correct and to have been signed or sent by the proper person or persons. Neither the Agents nor any of their respective directors, officers, employees or agents shall have any responsibility to the Borrower or any other Loan Party on account of the failure of or delay in performance or breach by any Lender or the Fronting Bank of any of its obligations hereunder or to any Lender or the Fronting Bank on account of the failure of or delay in performance or breach by any other Lender or the Fronting Bank or the Borrower or any other Loan Party of any of their respective obligations hereunder or under any other Loan Document or in connection herewith or therewith. Each of the Agents may execute any and all duties hereunder by or through agents or employees and shall be entitled to rely upon the advice of legal counsel selected by it with respect to all matters arising hereunder and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

     SECTION 8.02. Nature of Duties. The Lenders hereby acknowledge that neither Agent shall be under any duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement unless it shall be requested in writing to do so by the Required Lenders. The

Lenders further acknowledge and agree that so long as an Agent shall make any determination to be made by it hereunder or under any other Loan Document in good faith, such Agent shall have no liability in respect of such determination to any person. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Loan Documents or otherwise exist against the Administrative Agent. Each Lender recognizes and agrees that neither the Syndication Agent nor the Documentation Agent shall have any duties or responsibilities under this Agreement or any other Loan Document, or any fiduciary relationship with any Lender, and shall have no functions, responsibilities, duties, obligations or liabilities for acting as the Syndication Agent or the Documentation Agent hereunder.

     SECTION 8.03. Resignation by the Agents. Subject to the appointment and acceptance of a successor Agent as provided below, any Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor with the consent of the Borrower (not to be unreasonably withheld or delayed). If no successor shall have been so appointed by the Required Lenders and approved by the Borrower and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders with the consent of the Borrower (not to be unreasonably withheld or delayed), appoint a successor Agent which shall be a bank with an office in New York, New York, having a combined capital and surplus of at least $500,000,000 or an Affiliate of any such bank. Upon the acceptance of any appointment as Agent hereunder by a successor bank, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations hereunder. After the Agent's resignation hereunder, the provisions of this Article and Section 9.05 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent. It is hereby understood that in the event that the Syndication Agent or Documentation Agent resigns, no successor to the Syndication Agent or Documentation Agent, as the case may be, shall be required.

     SECTION 8.04. Each Agent in its Individual Capacity. With respect to the Loans made by it hereunder, each Agent in its individual capacity and not as Agent shall have the same rights and powers as any other Lender and may exercise the same as though it were not an Agent, and the Agents and their Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any of its Subsidiaries or other Affiliates thereof as if it were not an Agent.

     SECTION 8.05. Indemnification. Each Lender agrees (a) to reimburse the Agents, on demand, in the amount of its pro rata share (based on its Commitments hereunder (or if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of its applicable outstanding Loans or participations in L/C Disbursements, as applicable)) of any reasonable expenses incurred for the benefit of the Lenders by the Agents, including counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, which shall not have been reimbursed by the Borrower and (b) to indemnify and hold harmless each Agent and any of its directors, officers, employees or agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against it in its capacity as Agent or any of them in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by it or any of them under this Agreement or any other Loan Document, to the extent the same shall not have been reimbursed by the Borrower, provided that no Lender shall be liable to an Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or wilful misconduct of such Agent or any of its directors, officers, employees or agents.

     SECTION 8.06. Lack of Reliance on Agents. Each Lender acknowledges that it has, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

                                   ARTICLE IX.

                                  MISCELLANEOUS

     SECTION 9.01. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (a) if to the Borrower, to it at 1110 East Princess Street, York, Pennsylvania, 17403, Attention of the Chief Financial Officer (Telecopy No.
     (717) 849-8541), and if to Holdings, to it in care of the Borrower, in each case with a copy to The Blackstone Group, 345 Park Avenue, New York, New York 10154, Attention of Mr. Simon Lonergan (Telecopy No. (212) 754-8710);

          (b) if to the Administrative Agent, to Bankers Trust Company, 130 Liberty Street, New York, New York 10006, Attention of Mary Kay Coyle (Telecopy No. (212) 250-7218);

          (c) if to the Fronting Bank (if other than the Administrative Agent), to it at its address (or telecopy number) set forth separately in writing; and

          (d) if to a Lender, to it at its address (or telecopy number) set forth on Schedule B.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this
Section 9.01.

     SECTION 9.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrower and the Guarantors herein, in the other Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and the Fronting Bank and shall survive the making by the Lenders of the Loans, the execution and delivery to the Lenders of the Loan Documents and the issuance of the Letters of Credit, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or L/C Disbursement or any Fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not been terminated. Without prejudice to the survival of any other agreements contained herein, indemnification and reimbursement obligations contained herein (including pursuant to Sections 2.13, 2.15, 2.19 and 9.05) shall survive the payment in full of the principal and interest hereunder, the expiration of the Letters of Credit and the termination of the Commitments or this Agreement.

     SECTION 9.03. Binding Effect. This Agreement shall become effective when it shall have been executed by Holdings, the Borrower, the Co-Borrower, and the Agents and when the Administrative Agent shall have received copies hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of Holdings, the Borrower, the Co-Borrower, the Fronting Bank, the Agents and each Lender and their respective permitted successors and assigns.

     SECTION 9.04. Successors and Assigns. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, no Loan Party may assign or transfer any of its rights, obligations or interest hereunder or under any other Loan Document without the prior written consent of all of the Lenders (except in a merger or consolidation transaction permitted by Section 6.05) and, provided further, that, although any Lender may transfer, assign or grant participations in its rights hereunder in accordance with the terms hereof, such Lender shall remain a "Lender" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitments hereunder except as provided in
Section 9.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Lender" hereunder and, provided further, that no Lender shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Loan Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Revolving Credit Maturity Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except (x) in connection with a waiver of applicability of any post-default increase in interest rates and (y) that any amendment or modification to the financial definitions in this Agreement shall not constitute a reduction in the rate of interest for purposes of this clause (i)) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the total Commitments shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Loan Documents) supporting the Loans hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Loan Documents (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation.

     (b) Notwithstanding the foregoing, any Lender (or any Lender together with one or more other Lenders) may (x) assign all or a portion of its Revolving Credit Commitment (and related outstanding Obligations hereunder), Growth Capital Commitment (and related outstanding Obligations hereunder) and/or its outstanding Term Loans to its (i) parent company and/or any affiliate of such Lender which is at least 50% owned by such Lender or its parent company or (ii) in the case of any Lender that is a fund that invests in loans, any other fund that invests in loans and is managed and/or advised by the same investment advisor of such Lender or by an Affiliate of such investment advisor or (iii) to one or more Lenders or (y) assign all, or if less than all, (I) a portion equal to at least $5,000,000 in the aggregate for the assigning Lender or assigning Lenders or (II) a portion equal to all of such assigning Lender's Commitments or outstanding Loans under a particular Tranche, of such Revolving Credit Commitments, Growth Capital Commitments and outstanding principal amount of Term Loans hereunder to one or more Eligible Transferees, each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Acceptance, provided that, (i) at such time Schedule 2.01 shall be deemed modified to reflect the Commitments (and/or outstanding Term Loans, as the case may be) of such new Lender and of the existing Lenders, (ii) the consent of the Administrative Agent and the Borrower shall be required in connection with any such assignment pursuant to clause (y) above (which consents (x) shall not be unreasonably withheld or delayed and (y) in the case of the Borrower, shall not be required if a Default or Event of Default under Section 7.01(h) or (i) exists at such time), (iv) the consent of the Swingline Lender and each Fronting Bank shall be required in connection with any assignment of all or any portion of the Revolving Credit Commitments of any Lender and (v) the Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $3,500. To the extent of any assignment pursuant to this Section 9.04(b), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitments (it being understood that the indemnification provisions under this Agreement (including, without limitation, Sections 2.13, 2.15, 2.19 and 9.05) shall survive as to such assigning Lender). At the time of each assignment pursuant to this Section 9.04(b) to a person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for federal income tax purposes, the respective assignee Lender shall provide to the Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms described in Section 2.19(f).

     (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at its address referred to in subsection 9.01 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans and L/C Disbursements owing to, each Lender from time to time. The Administrative Agent shall also record the Revolving L/C Exposure of each Lender in the Register. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent, the Fronting Bank and the Lenders shall treat each person whose name is recorded in the Register as the owner of Commitments and the Loans and Revolving L/C Exposures recorded therein for all purposes of this Agreement. The Register shall be available for inspection by the Borrower, the Fronting Bank, any Lender and their representatives (including counsel and accountants), at any reasonable time and from time to time upon reasonable prior notice.

     (d) Any Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.04, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower or any Guarantor furnished to such Lender by or on behalf of the Borrower or any Guarantor, provided that, prior to any such disclosure, each such assignee or participant or proposed assignee or participant shall agree to be bound by Section 9.16.

     (e) Any Lender may at any time assign all or any portion of its rights under this Agreement to a Federal Reserve Bank and, with the consent of the Administrative Agent, any Lender which is a fund that invests in loans may pledge all or any portion of its Loans or Notes to its trustee in support of its obligations to the trustee on customary terms, provided that no such assignment shall release a Lender from any of its obligations hereunder.

     (f) In the event that Standard & Poor's Ratings Group or Moody's Investors Service, Inc. shall, after the date that any Lender becomes a Lender, downgrade the long- term certificate deposit ratings or long-term senior unsecured debt ratings of such Lender (or the parent company thereof), and the resulting ratings shall be BBB+ or Baa1 or lower, then the Fronting Bank shall have the right, but not the obligation, at its own expense, upon notice to such Lender and the Administrative Agent, to replace (or to request the Borrower, at the sole expense of the Fronting Bank, to use its reasonable efforts to replace) such Lender with respect to such Lender's Revolving Credit Commitment with an assignee (in accordance with and subject to the restrictions contained in paragraph (b) above), and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in paragraph (b) above) all its interests, rights and obligations in respect of its Revolving Credit Commitment to such assignee; provided, however, that (i) no such assignment shall conflict with any law, rule and regulation or order of any Governmental Authority and (ii) such assignee shall pay to such Lender in immediately available funds on the date of such assignment the principal of and interest accrued to the date of payment on the Loans and L/C Disbursements of such Lender hereunder and all other amounts accrued for such Lender's account or owed to it hereunder.

     (g) Except as provided in Section 2.13(d), the Fronting Bank shall not assign or delegate any of its interests, rights or obligations as a Fronting Bank under this Agreement without the prior written consent of the Borrower, the Administrative Agent and the Required Lenders.

     SECTION 9.05. Expenses; Indemnity. (a) The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Agents in connection with the preparation of this Agreement and the other Loan Documents, or by the Agents in connection with the syndication of the Commitments or the administration of this Agreement (including expenses incurred in connection with due diligence and initial and ongoing Collateral examination to the extent incurred with the reasonable prior approval of the Borrower) or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby contemplated shall be consummated) or incurred by the Agents or any Lender in connection with the enforcement or protection of their rights in connection with this Agreement and the other Loan Documents or in connection with the Loans made or the Letters of Credit issued hereunder, including the reasonable fees, charges and disbursements of White & Case, counsel for the Administrative Agent and the Collateral Agent, and, in connection with any such enforcement or protection, the reasonable fees, charges and disbursements of any other counsel (including the reasonable allocated costs of internal counsel if a Lender elects to use internal counsel in lieu of outside counsel) for the Agents, the Fronting Bank or any Lender (but no more than one such counsel for any Lender).

     (b) The Borrower agrees to indemnify the Agents, the Fronting Bank, each Lender and each of their respective directors, trustees, officers, employees and agents (each such person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the Recapitalization and the other transactions contemplated hereby and thereby, (ii) the use of the proceeds of the Loans or the use of any Letter of Credit or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses result from the gross negligence or wilful misconduct of such Indemnitee (treating, for this purpose only, any Agent, the Fronting Bank or any Lender and its directors, trustees, officers and employees as a single Indemnitee). Subject to and without limiting the generality of the foregoing sentence, the Borrower agrees to indemnify each Indemnitee against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel or consultant fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (A) any Environmental Claim related in any way to Holdings, the Borrower or any of their Subsidiaries, or (B) any actual or alleged presence, Release or threatened Release of Hazardous Materials on any Property or any property owned, leased or operated by any predecessor of Holdings, the Borrower or any of their Subsidiaries, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee or any of its directors, trustees, officers or employees. The provisions of this
Section 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of any Agent, the Fronting Bank or any Lender. All amounts due under this Section 9.05 shall be payable on written demand therefor.

     (c) Unless an Event of Default shall have occurred and be continuing, the Borrower shall be entitled to assume the defense of any action for which indemnification is sought hereunder with counsel of its choice at its expense (in which case the Borrower shall not thereafter be responsible for the fees and expenses of any separate counsel retained by an Indemnitee except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to each such Indemnitee. Notwithstanding the Borrower's election to assume the defense of such action, each Indemnitee shall have the right to employ separate counsel and to participate in the defense of such action, and the Borrower shall bear the reasonable fees, costs and expenses of such separate counsel, if (i) the use of counsel chosen by the Borrower to represent such Indemnitee would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the Borrower and such Indemnitee and such Indemnitee shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Borrower (in which case the Borrower shall not have the right to assume the defense or such action on behalf of such Indemnitee); (iii) the Borrower shall not have employed counsel reasonably satisfactory to such Indemnitee to represent it within a reasonable time after notice of the institution of such action; or (iv) the Borrower shall authorize such Indemnitee to employ separate counsel at the Borrower's expense. The Borrower will not be liable under this Agreement for any amount paid by an Indemnitee to settle any claims or actions if the settlement is entered into without the Borrower's consent, which consent may not be withheld or delayed unless such settlement is unreasonable in light of such claims or actions against, and defenses available to, such Indemnitee.

     (d) Notwithstanding anything to the contrary in this Section 9.05, this
Section 9.05 shall not apply to taxes, it being understood that the Borrower's only obligations with respect to taxes shall arise under Sections 2.13 and 2.19.

     SECTION 9.06. Right of Setoff. (a) If an Event of Default shall have occurred and be continuing, each Lender and the Fronting Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or the Fronting Bank to or for the credit or the account of Holdings or the Borrower against any of and all the obligations of Holdings or the Borrower now or hereafter existing under this Agreement or any other Loan Document held by such Lender or the Fronting Bank, irrespective of whether or not such Lender or the Fronting Bank shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. The rights of each Lender and the Fronting Bank under this Section
9.06 are in addition to other rights and remedies (including other rights of setoff) which such Lender or the Fronting Bank may have.

     (b) NOTWITHSTANDING THE FOREGOING SUBSECTION (a), AT ANY TIME THAT THE LOANS OR ANY OTHER OBLIGATION SHALL BE SECURED BY REAL PROPERTY LOCATED IN CALIFORNIA, NO LENDER OR THE FRONTING BANK SHALL EXERCISE A RIGHT OF SETOFF, LENDER'S LIEN OR COUNTERCLAIM OR TAKE ANY COURT OR ADMINISTRATIVE ACTION OR INSTITUTE ANY PROCEEDING TO ENFORCE ANY PROVISION OF THIS AGREEMENT OR ANY NOTE UNLESS IT IS TAKEN WITH THE CONSENT OF THE REQUIRED LENDERS, IF SUCH SETOFF OR ACTION OR PROCEEDING WOULD OR MIGHT (PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 580a, 580b, 580d AND 726 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR SECTION 2924 OF THE CALIFORNIA CIVIL CODE, IF APPLICABLE, OR OTHERWISE) AFFECT OR IMPAIR THE VALIDITY, PRIORITY, OR ENFORCEABILITY OF THE LIENS GRANTED TO THE COLLATERAL AGENT PURSUANT TO THE SECURITY DOCUMENTS OR THE ENFORCEABILITY OF THE NOTES AND OTHER OBLIGATIONS HEREUNDER, AND ANY ATTEMPTED EXERCISE BY ANY LENDER OR THE FRONTING BANK OF ANY SUCH RIGHT WITHOUT OBTAINING SUCH CONSENT OF THE REQUIRED LENDERS SHALL BE NULL AND VOID. THIS SUBSECTION (b) SHALL BE SOLELY

FOR THE BENEFIT OF EACH OF THE LENDERS AND THE FRONTING BANK HEREUNDER.

     SECTION 9.07. Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN LETTERS OF CREDIT AND AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH LETTER OF CREDIT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO SUCH LAWS OR RULES ARE DESIGNATED, THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500 (THE "UNIFORM CUSTOMS") AND, AS TO MATTERS NOT GOVERNED BY THE UNIFORM CUSTOMS, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 9.08. Waivers; Amendment. (a) No failure or delay of the Agents, the Fronting Bank or any Lender in exercising any right or power hereunder or under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents, the Fronting Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by Holdings, the Borrower or any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on Holdings, the Borrower or any Guarantor in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

     (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Loan Parties party thereto and the Required Lenders, provided that no such change, waiver, discharge or termination shall, without the consent of each Lender (with Obligations being directly affected in the case of following clause
(i)), (i) extend the final scheduled maturity of any Loan or Note or extend the stated maturity of any Letter of Credit beyond the Revolving Loan Maturity Date, or reduce the rate or extend the time of payment of interest or Fees thereon (except (x) in connection with the waiver of applicability of any post-default increase in interest rates and (y) that any amendment or modification to the financial definitions in this

Agreement shall not constitute a reduction in the rate of interest for purposes of this clause (i)), or reduce the principal amount thereof (except to the extent repaid in cash), (ii) release all or substantially all of the Collateral (except as expressly provided in the Loan Documents) under all the Security Documents, (iii) amend, modify or waive any provision of this Section 9.08, (iv) reduce the percentage specified in the definition of Required Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the extensions of Term Loans, the Revolving Loan Commitments and the Growth Capital Commitments are included on the Closing Date) or (v) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement; provided further, that no such change, waiver, discharge or termination shall (u) increase the Commitments of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the aggregate Commitments shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender), (v) without the consent of the Swingline Lender or, in the case of Letters of Credit, the respective Fronting Bank, amend, modify or waive any provision of Section 2.01(d) or 2.20, respectively, or alter its rights or obligations with respect to Letters of Credit or Swingline Loans, (w) without the consent of each Agent affected thereby, amend, modify or waive any provision of Article VIII as same applies to such Agent or any other provision as same relates to the rights or obligations of such Agent, (x) without the consent of the Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent, (y) without the consent of the Majority Lenders of each Tranche which is being allocated a lesser prepayment, repayment or commitment reduction as a result of the actions described below (or without the consent of the Majority Lenders of each Tranche in the case of an amendment to the definition of Majority Lenders), amend the definition of Majority Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Majority Lenders on substantially the same basis as the extensions of Term Loans, the Revolving Loan Commitments and the Growth Capital Commitments are included on the Closing Date) or alter the required application of any prepayments or repayments (or commitment reductions), as between the various Tranches, pursuant to Section 2.11 or 2.12 (excluding Section 2.11(a)) (although (x) the Required Lenders may waive, in whole or in part, any such prepayment, repayment or commitment reduction, so long as the application, as amongst the various Tranches, of any such prepayment, repayment or commitment reduction which is still required to be made is not altered and (y) if additional Tranches of Term Loans are extended after the Closing Date with the consent of the Required Lenders as required above, such Tranches may be included on a pro rata basis (as is originally done with the Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans) in the various prepayments or repayments required pursuant to Sections 2.11 and 2.12 (excluding Section 2.11(a)) and any section providing scheduled installments for any new Tranche of Term Loans) or (z) without the consent of the Supermajority Lenders of the respective Tranche, reduce the amount of, or extend any Installment Date or the installment otherwise due on such date applicable to such Tranche or, without the consent of the Supermajority Lenders of each Tranche, amend the definition of Supermajority Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Supermajority Lenders on substantially the same basis as the extensions of Term Loans, the Revolving Loan Commitments and the Growth Capital Commitments are included on the Closing Date); and provided further that amendments may be made to the Loan Documents to effect technical or administrative changes required as a result of the IPO Reorganization with the consent of the Agents.

     SECTION 9.09. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the applicable interest rate, together with all fees and charges that are treated as interest under applicable law (collectively, the "Charges"), as provided for herein or in any other document executed in connection herewith, or otherwise contracted for, charged, received, taken or reserved by any Lender or the Fronting Bank, shall exceed the maximum lawful rate (the "Maximum Rate") that may be contracted for, charged, taken, received or reserved by such Lender in accordance with applicable law, the rate of interest payable hereunder, together with all Charges payable to such Lender or the Fronting Bank, shall be limited to the Maximum Rate, provided that such excess amount shall be paid to such Lender or the Fronting Bank on subsequent payment dates to the extent not exceeding the legal limitation.

     SECTION 9.10. Entire Agreement. This Agreement, the other Loan Documents and the agreements regarding certain Fees referred to herein constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among or representations from the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

     SECTION 9.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS

AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.

     SECTION 9.12. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 9.13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 9.03.

     SECTION 9.14. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

     SECTION 9.15. Jurisdiction; Consent to Service of Process. (a) Each of Holdings and the Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Lender or the Fronting Bank may otherwise have to bring any action or proceeding relating to this

Agreement or the other Loan Documents against Holdings, the Borrower or any Guarantor or their properties in the courts of any jurisdiction.

     (b) Each of Holdings and the Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

       SECTION 9.16. Confidentiality. Each of the Lenders, the Fronting Bank and each of the Agents agrees that it shall maintain in confidence any information relating to Holdings, the Borrower and the other Loan Parties furnished to it by or on behalf of Holdings, the Borrower or the other Loan Parties (other than information that (a) has become generally available to the public other than as a result of a disclosure by such party, (b) has been independently developed by such Lender, the Fronting Bank or such Agent without violating this Section 9.16 or (c) was available to such Lender, the Fronting Bank or such Agent from a third party having, to such person's knowledge, no obligations of confidentiality to Holdings, the Borrower or any other Loan Party) and shall not reveal the same other than (i) to its directors, trustees, officers, employees and advisors with a need to know or to any person that approves or administers the Loans on behalf of such Lender (so long as each such person shall have been instructed to keep the same confidential in accordance with this Section 9.16) and (ii) as contemplated by Section 9.04(d), except: (A) to the extent necessary to comply with law or any legal process or the requirements of any Governmental Authority or of any securities exchange on which securities of the disclosing party or any Affiliate of the disclosing party are listed or traded, (B) as part of normal reporting or review procedures to Governmental Authorities, (C) to its parent companies, Affiliates or auditors (so long as each such person shall have been instructed to keep the same confidential in accordance with this Section 9.16), (D) in order to enforce its rights under any Loan Document in a legal proceeding and (E) to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section. Furthermore, prior to the 90th day after the Closing Date, no Lender, Agent or Fronting Bank shall, without the prior consent of the Borrower, make any public announcement (except to the extent required by law) concerning the Transaction or the financing therefor.

     SECTION 9.17. Release of Liens and Guarantees. In the event that Holdings, the Borrower or any of their Subsidiaries conveys, sells, leases, assigns, transfers or otherwise disposes of all or any portion of any of the Equity Interests, assets or property of Holdings, the Borrower or any of their Subsidiaries to a Person that is not (and is not required to become) a Loan Party in a transaction not prohibited by Section 6.05, the Administrative Agent and the Collateral Agent shall promptly (and the Lenders hereby authorize the Administrative Agent and the Collateral Agent to) take such action and execute any such documents as may be reasonably requested by the Borrower and at the Borrower's expense to release any Liens created by any Loan Document in respect of such Equity Interests, assets or property (provided that in no event shall the Equity Interests of the Borrower be released under this Section 9.17), including the release and satisfaction of record of any mortgage or deed of trust granted in connection herewith, and, in the case of a disposition of all or substantially all the Equity Interests of any Subsidiary Guarantor, terminate such Subsidiary Guarantor's obligations under the Subsidiary Guarantee Agreement. In addition, the Administrative Agent and the Collateral Agent agree to take such actions as are reasonably requested by the Borrower and at the Borrower's expense to terminate the Liens and security interests created by the Loan Documents when all the Obligations are paid in full and all Letters of Credit and Commitments are terminated. Any representation, warranty or covenant contained in any Loan Document relating to any such Equity Interests, assets, property or Subsidiary of Holdings (other than the Borrower) shall no longer be deemed to be made once such Equity Interests, assets or property is so conveyed, sold, leased, assigned, transferred or disposed of.

     SECTION 9.18. Limitations on Recourse. Notwithstanding anything contained herein to the contrary, each Lender and each Agent agree that (a) in an action to collect any amounts due under, or otherwise in respect of, this Agreement, any Note or any other Loan Document, no future, current or former Holdings Partner (except, if any such Holdings Partner is a Loan Party, for such Loan Party's obligations under the Loan Documents) in its capacity as such will be personally liable for any amounts due or any other liability under this Agreement, any Note or any other Loan Document, and no deficiency or personal judgment will be sought against any such Holdings Partner in its capacity as such for payment of the Indebtedness evidenced by this Agreement, any Note or any other Loan Document and (b) no property or assets of any such future, current or former Holdings Partner (except, if any such Holdings Partner is a Loan Party, for such Loan Party's obligations under the Loan Documents) in its capacity as such shall be sold, levied upon or otherwise used to satisfy any judgment rendered in connection with any action brought with respect to this Agreement or any Note; provided, however, that nothing contained in this Section
9.18 shall (i) impair the validity of
the Indebtedness evidenced by this Agreement or the Notes, (ii) prevent the taking of any action permitted by law against the Borrower or any other Loan Party or the assets of the Borrower or any other Loan Party or the proceeds of such assets or (iii) in any way affect or impair the right of any Agent or any Lender to take any action permitted by law to realize upon any Mortgaged Property, the Collateral or any other security which may secure any Loan Party's obligations.

     SECTION 9.19. Co-Borrower's Obligations. The Co-Borrower is a party hereto for purposes of providing co-extensive obligors for the Obligations (on a joint and several basis), although the parties acknowledge that the Co-Borrower shall not have any substantial assets or other property. All references in this Agreement and the other Loan Documents to the "Borrower" shall be deemed to include a reference to the Co-Borrower, mutatis mutandis, whether or not actual reference is made thereto; provided, that, without limiting the generality of the foregoing, any obligations by any of the parties hereto to the Borrower shall be deemed fulfilled with respect to the Co-Borrower when fulfilled with respect to the Borrower.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.



                                            GRAHAM PACKAGING HOLDINGS
                                            COMPANY

                                            By: BCP/Graham Holdings L.L.C., its
                                            general partner


                                            By: /s/ [ILLEGIBLE]
                                               ---------------------------------
                                                Name:
                                                Title:


                                            GRAHAM PACKAGING COMPANY

                                            By:GPC Opco LLC, its general partner


                                            By: /s/ [ILLEGIBLE]
                                               ---------------------------------
                                                Name:
                                                Title:


                                            GPC CAPITAL CORP. I


                                            By: /s/ [ILLEGIBLE]
                                               ---------------------------------
                                                Name:
                                                Title:

                                                        Graham Packaging Company
                                                                Credit Agreement




                                        BANKERS TRUST COMPANY,
                                          Individually, as Administrative Agent,
                                          as Syndication Agent and as Fronting
                                          Bank

                                        By: /s/ [ILLEGIBLE]
                                               ---------------------------------
                                        Name:
                                        Title:

                                                        Graham Packaging Company
                                                                Credit Agreement



                                        NATIONSBANK, N.A.



                                        By: /s/ Philip Durand
                                            ---------------------
                                        Name: Philip Durand
                                        Title: Vice President

                                                        Graham Packaging Company
                                                                Credit Agreement



                                        THE CHASE MANHATTAN BANK


                                        By: /s/ ROBERT T. SACKS
                                           ------------------------------
                                        Name: ROBERT T. SACKS
                                        Title: MANAGING DIRECTOR

                                                        Graham Packaging Company
                                                                Credit Agreement



                                        VAN KAMPEN AMERICAN CAPITAL PRIME
                                        RATE INCOME TRUST


                                        By: /s/ JEFFREY W. MAILLET
                                           ------------------------------
                                        Name: JEFFREY W. MAILLET
                                        Title: Senior Vice President & Director

                                        SOCIETE GENERALE


                                        By: /s/ Gordon Saint-Denis
                                           ------------------------------
                                        Name: Gordon Saint-Denis
                                        Title: Vice President

                                                        Graham Packaging Company
                                                                Credit Agreement


                                        KZH HOLDING CORPORATION III


                                        By:/s/ Virgina R. Conway
                                           ------------------------------
                                           Name:  Virgina R. Conway
                                           Title: Authorized Agent

                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                        LIMITED, New York Branch


                                        By: /s/ Shuichi Tajima
                                           ---------------------------------
                                        Name: Shuichi Tajima
                                        Title: Deputy General Manager

                                                        Graham Packaging Company
                                                                Credit Agreement


                                        OAK HILL SECURITIES FUND, L.P.
                                        By: Oak Hill Securities by Gen Par, L.P.
                                               its General Partner
                                        By: Oak Hill Securities M.G.P., Inc.,
                                               its General Partner


                                        By: /s/ SCOTT D. KRASE
                                           ---------------------------------
                                        Name:  SCOTT D. KRASE
                                        Title: Vice President

                                                        Graham Packaging Company
                                                                Credit Agreement


                                        ABN AMRO BANK, NV


                                        By: /s/ Roy D. Hasbrook
                                           ---------------------------------
                                        Name: Roy D. Hasbrook
                                        Title:  Group Vice President


                                        By: /s/ [ILLEGIBLE]
                                           ---------------------------------
                                        Name:
                                        Title: Vice President and Director

                                                        Graham Packaging Company
                                                                Credit Agreement



                                        DELANO COMPANY
                                        By: PACIFIC INVESTMENT MANAGEMENT
                                        COMPANY, as its Investment Advisor


                                        By: /s/ [ILLEGIBLE]
                                           ---------------------------------
                                        Name:
                                        Title:

                                        THE TRAVELERS INSURANCE COMPANY


                                        By: /s/ [ILLEGIBLE]
                                           ---------------------------------
                                        Name:
                                        Title: INVESTMENT OFFICER

                                        MASSACHUSETTS MUTUAL LIFE
                                        INSURANCE COMPANY


                                        By:/s/ ANDREW C. DICKEY
                                           ----------------------------------
                                        Name: ANDREW C. DICKEY
                                        Title: MANAGING DIRECTOR

                                        MASSMUTUAL CORPORATE
                                        VALUE PARTNERS LIMITED

                                        By: MASSACHUSETTS MUTUAL LIFE
                                            INSURANCE COMPANY,
                                            as Investment Manager


                                        By:/s/ ANDREW C. DICKEY
                                           ----------------------------------
                                        Name: ANDREW C. DICKEY
                                        Title: MANAGING DIRECTOR


                                        MASSMUTUAL/DARBY CBO LLC

                                        By: MASSMUTUAL/DARBY CBO IM INC.,
                                            as Investment Manager



                                        By:/s/ ANDREW C. DICKEY
                                           ----------------------------------
                                        Name:
                                        Title:

                                                        Graham Packaging Company
                                                                Credit Agreement


                                        NATEXIS BANQUE BFCE


                                        By: /s/ FRANK H. MADDEN, JR.
                                           ---------------------------------
                                        Name: FRANK H. MADDEN, JR.
                                        Title:  VICE PRESIDENT


                                        By: /s/ G. KEVIN DOOLEY
                                           ---------------------------------
                                        Name: G. KEVIN DOOLEY
                                        Title: Vice President

                                                        Graham Packaging Company
                                                                Credit Agreement


                                        METROPOLITAN LIFE INSURANCE COMPANY


                                        By: /s/ James R. Dingler
                                           ---------------------------------
                                        Name: James R. Dingler
                                        Title: Director

                                                        Graham Packaging Company
                                                                Credit Agreement


                                        CREDIT AGRICOLE INDOSUEZ


                                        By: /s/ FRANCOISE BERTHELOT
                                           ----------------------------------
                                        Name: FRANCOISE BERTHELOT
                                        Title: VICE PRESIDENT


                                        By:/s/PATRICA FRANKEL
                                           ----------------------------------
                                        Name: Patrica Frankel
                                        Title: First Vice President

                                                        Graham Packaging Company
                                                                Credit Agreement


                                        NATIONAL CITY BANK

                                        By:/s/ JOSEPH D. ROBISON
                                          ---------------------------------
                                        Name: JOSEPH D. ROBISON
                                        Title: VICE PRESIDENT

                                                        Graham Packaging Company
                                                                Credit Agreement


                                        THE FUJI BANK, LTD.


                                        By: /s/ Teiji Teramoto
                                           ---------------------------------
                                        Name: TEIJI TERAMOTO
                                        Title: Vice President & Manager

                                        BANK OF TOKYO-MITSUBISHI TRUST COMPANY




                                        By:/s/ Nicholas J. Campbell, Jr.
                                          ---------------------------------
                                        Name: Nicholas J. Campbell, Jr.
                                        Title: Vice President

                                        BANK OF TOKYO-MITSUBISHI TRUST COMPANY




                                        By:/s/ Nicholas J. Campbell, Jr.
                                          ---------------------------------
                                        Name: Nicholas J. Campbell, Jr.
                                        Title: Vice President

                                                        Graham Packaging Company
                                                                Credit Agreement




                                       ARCHIMEDES FUNDING, L.L.C.
                                       By: ING Capital Advisors, Inc.,
                                           as Collateral Manager

                                       By:/s/ Michael D. Hatley
                                          ---------------------------------
                                       Name: MICHAEL D. HATLEY
                                       Title: VICE PRESIDENT & PORTFOLIO MANAGER

                                                        Graham Packaging Company
                                                                Credit Agreement




                                       ARCHIMEDES FUNDING, L.L.C.
                                       By: ING Capital Advisors, Inc.,
                                           as Collateral Manager

                                       By:/s/ Michael D. Hatley
                                          ---------------------------------
                                       Name: MICHAEL D. HATLEY
                                       Title: VICE PRESIDENT & PORTFOLIO MANAGER

                                                        Graham Packaging Company
                                                                Credit Agreement


                                        DEEPROCK & COMPANY
                                        By: Eaton Vance Management,
                                        as investment advisor



                                        By: /s/ Scott H. Page
                                           -------------------------------
                                        Name: Scott H. Page
                                        Title: Vice President

                                                        Graham Packaging Company
                                                                Credit Agreement


                                        CREDIT LYONNAIS, NEW YORK BRANCH


                                        By: /s/ [ILLEGIBLE]
                                           ---------------------------------
                                        Name:
                                        Title:

                                                        Graham Packaging Company
                                                                Credit Agreement


                                        THE MITSUBISHI TRUST AND
                                          BANKING CORPORATION

                                        By: /s/ Beatrice E. Kossodo
                                           -------------------------------
                                        Name:   Beatrice E. Kossodo
                                        Title:  Senior Vice President

                                                        Graham Packaging Company
                                                                Credit Agreement


                                        OCTAGON CREDIT INVESTORS LOAN PORTFOLIO
                                        (a unit of the Chase Manhattan Bank)


                                        By: /s/ Joyce C. Delucca
                                           -------------------------------
                                        Name: JOYCE C. DELUCCA
                                        Title: MANAGING DIRECTOR

                                                        Graham Packaging Company
                                                                Credit Agreement



                                        PRESIDENTIAL LIFE INSURANCE COMPANY



                                        By:/s/ Stanley Rubin
                                           -------------------------------
                                        Name: Stanley Rubin
                                        Title: Senior Vice President

                                        THE BANK OF NOVA SCOTIA


                                        By:/s/ J.W. CAMPBELL
                                           -------------------------------
                                        Name: J.W. Campbell
                                        Title: Authorized Signatory

                                        GOLDMAN SACHS CREDIT PARTNERS L.P.


                                        By: /s/ [ILLEGIBLE]
                                           ---------------------------------
                                        Name:
                                        Title:

                                        IMPERIAL BANK, a California banking
                                        corporation



                                        By:/s/Ray Vadalma
                                           -----------------------------------
                                        Name: RAY VADALMA
                                        Title:  SENIOR VICE PRESIDENT

                                        CORESTATES BANK, N.A.


                                        By: /s/ John J. Massaro
                                           -----------------------------------
                                        Name: John J. Massaro
                                        Title:  Vice President

                                                        Graham Packaging Company
                                                                Credit Agreement


                                        CREDIT SUISSE FIRST BOSTON-NY


                                        By: /s/ KATHLEEN D. O'BRIEN
                                           ---------------------------------
                                        Name: KATHLEEN D. O'BRIEN
                                        Title: DIRECTOR




                                        By: /s/ Matthew M. Tuck
                                           ---------------------------------
                                        Name:   MATTHEW M. TUCK
                                        Title:  ASSOCIATE

                                                        Graham Packaging Company
                                                                Credit Agreement


                                        PRIME INCOME TRUST



                                        By: /s/ [ILLEGIBLE]
                                           ---------------------------------
                                        Name:
                                        Title:

                                                                      Schedule A

--------------------------------------------------------------------------------------------------------------------------------
                                                                            ABR
                                  LIBOR                                    Margin
                                Margin for                                   for
                                Revolving                                 Revolving
                                  Loans,                                   Loans,
                                  Growth                                   Growth
                                  Capital        LIBOR        LIBOR        Capital         ABR         ABR
                                 Revolving       Margin       Margin      Revolving       Margin      Margin
                                 Loans and         for         for        Loans and        for         for
                                 Tranche A      Tranche B    Tranche C    Tranche A      Tranche B   Tranche C
                                   Term           Term         Term         Term           Term        Term      Commitment
 Level    Net Leverage Ratio       Loans          Loans        Loans        Loans          Loans       Loans         Fee
--------------------------------------------------------------------------------------------------------------------------------
   1      Greater than 5.5         2.25%          2.75%        3.00%        1.25%          1.75%       2.00 %       0.50%
          to 1.00
--------------------------------------------------------------------------------------------------------------------------------
   2      Greater than 5.0         2.00%          2.50%        2.75%        1.00%          1.50%        1.75%       0.50%
          to 1.00 but less
          than or equal to
          5.5 to 1.00
--------------------------------------------------------------------------------------------------------------------------------
   3      Greater than 4.5         1.75%          2.25%        2.50%        0.75%          1.25%        1.50%      0.375%
          to 1.00 but less
          than or equal to
          5.0 to 1.00
--------------------------------------------------------------------------------------------------------------------------------
   4      Greater than 4.0         1.50%          2.00%        2.25%        0.50%          1.00%        1.25%      0.375%
          to 1.00 but less
          than or equal to
          4.5 to 1.00
--------------------------------------------------------------------------------------------------------------------------------
   5      Greater than 3.5         1.25%          1.75%        2.00%        0.25%          0.75%        1.00%       0.25%
          to 1.00 but less
          than or equal to
          4.0 to 1.00
--------------------------------------------------------------------------------------------------------------------------------
   6      Greater than 3.0         1.00%          1.50%        1.75%         0.0%          0.50%       0.75 %       0.25%
          to 1.00 but less
          than or equal to
          3.5 to 1.00
--------------------------------------------------------------------------------------------------------------------------------
   7      Greater than 2.5         0.75%          1.50%        1.75%         0.0%          0.50%       0.75 %       0.25%
          to 1.00 but less
          than or equal to
          3.0 to 1.00
--------------------------------------------------------------------------------------------------------------------------------
   8      Less than or             0.625%         1.50%        1.75%         0.0%          0.50%       0.75 %       0.20%
          equal to 2.5 to
          1.00
--------------------------------------------------------------------------------------------------------------------------------

The "LIBOR Margin", the "ABR Margin" and the Commitment Fee for any date shall be determined by reference to the Net Leverage Ratio as of the last day of the fiscal quarter most recently ended as of such date and any change shall become effective upon the delivery to the Administrative Agent of the financial statements to be delivered pursuant to Section 5.04 for the most recently ended fiscal quarter together with a certificate of a Responsible Officer of the Borrower (a) setting forth in reasonable detail the calculation of the Net Leverage Ratio for the end of such fiscal quarter and (b) stating that the signer has reviewed the terms of this Agreement and the other Loan Documents and has made, or caused to be made under his or her

                                                                      SCHEDULE A
                                                                          Page 2



supervision, a review in reasonable detail of the transactions and condition of Holdings, the Borrower and their Subsidiaries during the accounting period, and that the signer does not have knowledge of the existence as at the date of such officers' certificate of any Event of Default or Default. It is understood that the foregoing certificate of a Responsible Officer shall be permitted to be delivered prior to, but in no event later than, the time of the actual delivery of the financial statements required to be delivered pursuant to Section 5.04. Notwithstanding the foregoing, at any time during which (i) the Borrower has failed to deliver the certificate required under Section 5.04(c) with respect to a fiscal quarter following the date the delivery thereof is due or (ii) a Default or Event of Default is in existence, the Net Leverage Ratio shall be deemed, solely for the purposes of this Schedule A, to be greater than 5.5 to 1.00, until such time as the Borrower shall deliver such certificate.

                                                                      SCHEDULE B

                                LENDER ADDRESSES


BANKERS TRUST COMPANY
130 Liberty Street
New York, New York  10006

     Mary Kay Coyle
     Telephone:  (212) 250-9094
     Telecopy:   (212) 250-7218


ABN AMRO BANK, NV
One PPG Place
Suite 2950
Pittsburgh, PA 15222-5401

     Lou McLinden
     Tel:  (415) 566-2290
     Fax:  (415) 566-2266

     with a copy to:

135 South LaSalle
Suite 2805
Chicago, IL  60603

     Ken Keck/Judy Chiang
     Tel:  (312) 904-1136
     Fax:  (312) 904-8840

                                                                      SCHEDULE B
                                                                          Page 2


SANKETY HIGH YIELD ASSET PARTNERS, L.P. (BAIN CAPITAL)
2 Copley Place
Boston, MA  02116

     Diane Exter
     Tel:  (617) 572-2372
     Fax:  (617) 572-3274


THE BANK OF NOVA SCOTIA
One Liberty Plaza
165 Broadway
New York, NY  10006

     Philip N. Adsetts
     Tel:  (212) 225-5010
     Fax:  (212) 225-5090

     Terry Fryett
     Tel:  (212) 225-5035
     Fax:  (212) 225-5090


BANK OF TOKYO-MITSUBISHI, LTD.
1251 Avenue of the Americas
New York, NY  10020

     Victor Bulzacchelli
     Tel:  (212) 782-4325
     Fax:  (212) 782-4981


THE CHASE MANHATTAN BANK
270 Park Avenue
New York, NY  10017

     Robert Sacks
     Tel:  (212) 270-4118
     Fax:  (212) 270-7939

                                                                      SCHEDULE B
                                                                          Page 3


CORESTATES BANK
601 Penn Street
8th Floor
Reading, PA  19601

     John Massaro
     Tel:  (610) 655-2892
     Fax:  (610) 655-1514


CREDIT AGRICOLE INDOSUEZ
520 Madison Avenue
New York, NY  10022

     Michael Fought
     Tel:  (212) 418-2254
     Fax:  (212) 418-2228

     with a copy to:

Indosuez Capital
1211 Avenue of the Americas
New York, NY  10036

     Francoise Berthelot
     Tel:  (212) 278-2213
     Fax:  (212) 278-2254


CREDIT LYONNAIS, NEW YORK BRANCH
1301 Avenue of the Americas
New York, NY  10019

     Attila Koc
     Tel:  (212) 261-7358
     Fax:  (212) 459-3176


CREDIT SUISSE FIRST BOSTON-NY
11 Madison Avenue

                                                                      SCHEDULE B
                                                                          Page 4


21st Floor
New York, NY  10010

     Sean Bernard
     Tel:  (212) 325-9933
     Fax:  (212) 325-9136


DEEPROCK & COMPANY (EATON VANCE)
24 Federal Street
6th Floor
Boston, MA  02110

     Bonnie Ramage
     Tel:  (617) 482-8260 ext. 825
     Fax:  (617) 695-9594


THE FUJI BANK, LTD.
Two World Trade Center
New York, NY  10048

     Jay Shanker
     Tel:  (212) 898-2400
     Fax:  321-9408/7


GENERAL REINSURANCE CORP.
Financial Center
695 East Main Street
Stamford, CT  06904-2350

     Ernest Frohboese
     Tel:  (203) 328-6505
     Fax:  (203) 328-6504


GOLDMAN SACHS CREDIT PARTNERS L.P.
85 Broad Street
6th Floor
New York, NY  10004

                                                                      SCHEDULE B
                                                                          Page 5


     John Makrinos
     Tel: (212) 902-5977
     Fax: (212) 357-4597

                                                                      SCHEDULE B
                                                                          Page 6


HARVARD MANAGEMENT COMPANY, INC.
600 Atlantic Avenue
Boston, MA  02210-2203

     Bill Heffron
     Tel:  (617) 523-4400 x333
     Fax:  (617) 523-5308


THE IMPERIAL BANK
9920 South La Cienega Blvd.
Inglewood, CA  90301

     Ray Vadalma
     Tel:  (310) 417-5710
     Fax:  (310) 338-2611


ING CAPITAL ADVISORS
333 South Grand Avenue
Suite 4250
Los Angeles, CA  90071

     Michael Hatley
     Tel:  (213) 346-3972
     Fax:  (213) 346-3995


KZH-CRESCENT 2 CORPORATION / KZH HOLDINGS CORPORATION III
c/o The Chase Manhattan Bank
450 West 33rd Street
15th Floor
New York, NY  10001

     Virginia Conway
     Tel:  (212) 946-7575
     Fax:  (212) 946-7776

     with a copy to:

                                                                      SCHEDULE B
                                                                          Page 7


Gibson, Dunn & Crutcher, LLP
200 Park Avenue
New York, NY  10166

     Lee Ann Duffy
     Tel:  (212) 351-3809
     Fax:  (212) 351-4035


THE LONG TERM CREDIT BANK OF JAPAN, LIMITED
165 Broadway
49th Floor
New York, NY  10006

     Greg Hong/Akira Iwamoto
     Tel:  (212) 335-4534
     Fax:  (212) 608-2371

                                                                      SCHEDULE B
                                                                          Page 8


MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
1295 State Street
Springfield, MA  01111-0001

     John Wheeler
     Tel:  (413) 744-6228
     Fax:  (413) 744-6127

     Steve Katz
     Tel:  (413) 744-6125
     Fax:  (413) 744-6210


METROPOLITAN LIFE INSURANCE COMPANY
334 Madison Street
Convent Station, NJ  07961-0633

     James Dingler
     Tel:  (201) 254-3206
     Fax:  (201) 254-3050


THE MITSUBISHI TRUST AND BANKING CORPORATION
520 Madison Avenue
26th Floor
New York, NY 10022

      Bea Kossodo
      Tel: (212) 891-8363
      Fax: (212) 644-6825


NATEXIS BANQUE BFCE
645 Fifth Avenue
20th Floor
New York, NY  10022

     Frank Madden
     Tel: (212) 872-5180
     Fax: (212) 872-5045

                                                                      SCHEDULE B
                                                                          Page 9


NATIONAL CITY BANK
1900 East Ninth Street
Cleveland, OH  44114

     Joe Robison
     Tel: (216) 575-9254
     Fax: (216) 575-9396


NATIONSBANK, N.A.
100 North Tryon Street
8th Floor
Charlotte, NC  28255

     Phil Durand
     Tel: (704) 386-4955
     Fax: (704) 388-0960


OAKHILL SECURITIES FUND
65 East 55th Street
32nd Floor
New York, NY  10022

     Scott Krase
     Tel: (212) 326-1551
     Fax: (212) 593-3596


OCTAGON CREDIT INVESTORS LOAN PORTFOLIO
380 Madison Avenue
12th Floor
New York, NY  10017

     Joyce Delucca
     Tel: (212) 622-3104
     Fax: (212) 622-3797

                                                                      SCHEDULE B
                                                                         Page 10


DELANO COMPANY (PIMCO)
840 Newport Center Drive
Newport Beach, CA  92658-6430

     Raymond Kennedy
     Tel: (714) 717-7213
     Fax: (714) 640-3419


PRESIDENTIAL LIFE INSURANCE COMPANY
69 Lydecker Street
Nyack, NY  10901

     Stan Rubin
     Tel: (914) 358-2300
     Fax: (914) 358-2818


PRIME INCOME TRUST
Two World Trade Center
72nd Floor
New York, NY  10048

     Rafael Scolari
     Tel:  (212) 392-5686
     Fax:  (212) 392-5345


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
1 Gateway Center
11th Floor
7-45 Raymond Blvd. West
Newark, NJ  07012

     Pam Hickory
     Tel: (973) 802-2265
     Fax: (973) 802-3200

                                                                      SCHEDULE B
                                                                         Page 11


SOCIETE GENERALE
1221 Avenue of the Americas
New York, NY  10020

     Gordon Saint-Denis
     Tel: (212) 278-7141
     Fax: (212) 278-7430


SUMMIT BANK
750 Walnut Avenue
Cranford, NJ  07016

     Wayne Trotman
     Tel: (908) 709-5339
     Fax: (908) 709-6433


KZH SOLEIL CORPORATION (SUNAMERICA)
One SunAmerica Center
Century City, CA  90067-6022

     Sabour Moini
     Tel:  (310) 772-6256
     Fax:  (310) 772-6078


CONTINENTAL ASSURANCE COMPANY
TCW Asset Management Company
200 Park Avenue,
Suite 2200
25th Floor
New York, NY 10166-0228

     Mark Gold/Justin Driscoll
     Tel:  (212) 297-4138
     Fax:  (212) 297-4159

                                                                      SCHEDULE B
                                                                         Page 12


THE TRAVELERS INSURANCE COMPANY
One Tower Square
Hartford, CT  06183-2030

     John Petchler
     Tel:  (860) 277-5346
     Fax:  (860) 954-5243


VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST
One Parkview Plaza
Oakbrook Terrace, IL  60181

     Jeffrey Maillet
     Tel:  (630) 684-6438
     Fax:  (630) 684-6740

                                                                   SCHEDULE 2.01


                                   COMMITMENTS

                                Tranche A Term  Tranche B Term    Tranche C Term                                      Swing Line
                                     Loan            Loan              Loan       Revolving Credit  Growth Capital       Loan
                                 Commitments     Commitments       Commitments       Commitments      Commitments     Commitments
                                --------------  ---------------   --------------   ---------------  ---------------  --------------
Bankers Trust Company           $ 5,681,818.19  $ 59,826,563.50    57,773,437.50   $ 11,742,424.24  $  7,575,757.59  $20,000,000.00

NationsBank, N.A.                 5,000,000.00     2,187,500.00     1,812,500.00     10,333,333.32     6,666,666.67

Goldman Sachs Credit              4,545,454.55     2,187,500.00     1,812,500.00      9,393,939.38     6,060,606.06

Partners L.P.

The Bank of Nova Scotia           4,318,181.82                                        8,924,242.42     5,757,575.76

The Chase Manhattan Bank          4,318,181.82                                        8,924,242.42     5,757,575.76

Credit Lyonnais, New York         4,318,181.82                                        8,924,242.42     5,757,575.76
Branch

Credit Suisse First Boston-NY     4,318,181.82                                        8,924,242.42     5,757,575.76

Societe Generale                  4,318,181.82                                        8,924,242.42     5,757,575.76

ABN AMRO Bank, NV                 3,181,818.18                                        6,575,757.58     4,242,424.24

Bank Of Tokyo-Mitsubishi,         3,181,818.18                                        6,575,757.58     4,242,424.24
Ltd.

Corestates Bank                   3,181,818.18                                        6,575,757.58     4,242,424.24

Credit Agricole Indosuez          3,181,818.18     5,468,750.00     4,531,250.00      6,575,757.58     4,242,424.24

The Fuji Bank, Ltd.               3,181,818.18                                        6,575,757.58     4,242,424.24

The Imperial Bank                 3,181,818.18                                        6,575,757.58     4,242,424.24

The Long-Term Credit Bank of      3,181,818.18                                        6,575,757.58     4,242,424.24
Japan, Limited

The Mitsubishi Trust and          3,181,818.18                                        6,575,757.58     4,242,424.24
Banking Corporation

Natexis Banque BFCE               3,181,818.18     2,460,937.50     2,039,062.50      6,575,757.58     4,242,424.24

                                Tranche A Term  Tranche B Term    Tranche C Term                                      Swing Line
                                     Loan            Loan              Loan       Revolving Credit  Growth Capital       Loan
                                 Commitments     Commitments       Commitments       Commitments      Commitments     Commitments
                                --------------  ---------------   --------------   ---------------  ---------------  --------------
National City Bank                3,181,818.18                                        6,575,757.58     4,242,424.24

The Prudential Insurance          3,181,818.18                                        6,575,757.58     4,242,424.24
Company of America

Summit Bank                       3,181,818.18                                        6,575,757.58     4,242,424.24

Sankaty High Yield Asset                           5,468,750.00     4,531,250.00
Partners, L.P.

Prime Income Trust                                 5,468,750.00     4,531,250.00

Deeprock & Company                                 5,468,750.00     4,531,250.00

General Reinsurance Corp.                          5,468,750.00     4,531,250.00

Harvard Management Company,                        5,468,750.00     4,531,250.00
Inc.

Northern Life Insurance                            5,468,750.00     4,531,250.00
Company, By: ING Capital

Advisors Inc., as Investment
Advisor

Massmutua l/Darby CBO LLC                          5,468,750.00     4,531,250.00

Metropolitan Life Insurance                        5,468,750.00     4,531,250.00
Company

Oakhill Securities Fund                            5,468,750.00     4,531,250.00

Octagon Credit Investors                           5,468,750.00     4,531,250.00

Loan Portfolio

Presidential Life Insurance                        5,468,750.00     4,531,250.00
Company

KZH Soleil Corporation                             5,468,750.00     4,531,250.00
(SunAmerica)

The Travelers Insurance                            5,468,750.00     4,531,250.00
Company

Van Kampen American Capital                        5,468,750.00     4,531,250.00
Prime Rate Income Trust

                                Tranche A Term  Tranche B Term    Tranche C Term                                      Swing Line
                                     Loan            Loan              Loan       Revolving Credit  Growth Capital       Loan
                                 Commitments     Commitments       Commitments       Commitments      Commitments     Commitments
                                --------------  ---------------   --------------   ---------------  ---------------  --------------
Delano Company                                     2,734,375.00     2,265,625.00

KZH Holding Corporation III                        2,734,375.00     2,265,625.00

Continental Assurance                              1,640,625.00     1,359,375.00
Company

KZH-Crescent 2 Corporation                         3,828,125.00     3,171,875.00

     TOTAL:                     $75,000,000.00  $175,000,000.00  $145,000,000.00   $155,000,000.00  $100,000,000.00   $20,000,000.00

                                                                   Schedule 3.05
                                                             to Credit Agreement


                             Contingent Liabilities

1.  Foreign Currency Forwards

   Trade      Settlement     Origin       Origin     Destination    Destination                   Exchange
   Date          Date        Company     Currency     Currency        Amount          Bank          Rate       Amount Due
----------- --------------- ----------- ----------- -------------- -------------- -------------- ------------ --------------
 11/15/97      02/15/98        GPC         US$           FRF         724,304.00          FNBM      5.75000     $  125,965.91
 12/05/97      02/13/98        GPC         US$           FRF       7,543,742.00     ABN-AMARO      5.93770     $1,270,482.17
 01/06/98      04/15/98        GPC         US$           FRF       1,378,007.00     ABN-AMARO      6.06030     $  227,382.64
                                                                   ------------                                -------------
                                                                   9,646,053.00                                $1,632,830.72

** Note: The above currency forwards were implemented to hedge against FRF/US$ currency volatility with regard to the purchase of equipment from a French supplier.

2. See attached Schedule 3.07(b) to the Recapitalization Agreement.

                     SCHEDULE 3.07 -- FINANCIAL STATEMENTS


(b)  Statutory Minimum Capitalization Requirements.

     Due to the minimum capital requirements in both France and Italy, Graham Packaging France, S.A, Graham Packaging Italy, Srl and SIP Srl may be required to recapitalize a portion of their respective statutory equity in order to meet such requirements for future periods.

     Revolver Utilization For Qperations.

     Since the date of the 1996 Balance Sheet and the Interim Balance Sheet, the Partnership's and the Subsidiaries' capital expenditures, non-financial working capital increases, permitted tax distributions in connection with the taxable income of the Partnership, and other Partnership's expenditures in the ordinary course of business have been funded out of available cash or by utilizing the Partnership's and the Subsidiaries' revolving credit facilities.

                                                                Schedule 3.07(c)
                                                             to Credit Agreement


                              Intellectual Property

1. Lever Brothers sued Graham Packaging Company for infringement of U.S. Patent No. 5,108,009. Graham Packaging Company was last in contact with Lever on April 7, 1997, at which time Graham Packaging Company verbally proposed to (i) redesign to a non-infringing spout/bottle finish design in exchange for a release; (ii) convert all applicable molds for other customers within one year; and (iii) pay a $200,000 nonexclusive license fee for past infringement, if Lever will require other infringing companies to pay similar fees and incur similar conversion costs. Lever has not responded to this proposal.

2. Graham Packaging Company was sued in May 1995 for alleged patent infringement, trade secret misappropriation and other related state law claims by Hoover Universal, Inc., a subsidiary of Johnson Controls, Inc. ("JCI"), in the U.S. District Court for the Central District of California, Case No. CV-95-3331 RAP (BQRx) (the "JCI Litigation"). JCI alleged that Graham Packaging Company was misappropriating or threatened to misappropriate trade secrets allegedly owned by JCI relating to the manufacture of hot-fill PET plastic containers through the hiring of JCI employees, and alleged that Graham Packaging Company infringed two patents owned by JCI by manufacturing hot-fill PET plastic containers for several of its largest customers using,a certain "pinch grip" structural design. In December 1995, JCI filed a second lawsuit alleging infringement of two additional patents, which relate to a ring and base structure for hot-fill PET plastic containers. The two suits have been consolidated for all purposes. Graham Packaging Company has answered the complaints, denying infringement and misappropriation in all respects and asserting various defenses, including invalidity and unenforceability of the patents at issue based upon inequitable conduct on the part of JCI in prosecuting the relevant patent applications before the U.S. Patent Office and anticompetitive patent misuse by JCI. Graham Packaging Company has also asserted counterclaims against JCI alleging violations of federal antitrust law, based upon certain agreements regarding market division allegedly entered into by JCI with another competitor and other alleged conduct engaged in by JCI allegedly intended to raise prices and limit competition. In March 1997, JCI's plastic container business was acquired by Schmalbach-Lubeca Plastic Containers USA Inc. ("Schmalbach-Lubeca"). An order joining Schmalbach-Lubeca and certain affiliates, as successors to JCI and as counter-claim defendants is expected to be entered shortly.

     Although Management believes that it is not infringing the asserted patents and that there are good grounds for holding the patents at issue invalid and/or enforceable, there can be no assurance that the JCI Litigation will result in an outcome favorable to Graham Packaging Company. A finding of infringement could lead to an award of damages against Graham Packaging Company and/or the entry of an injunction prohibiting Graham Packaging Company and its subsidiaries from further use of the subject structural designs or requiring it to pay a royalty for further use. There can be no assurance that any such unfavorable outcome would not have a material adverse effect on the business, financial condition or results of operations of Graham Packaging Company.

                                                                Schedule 3.07(e)
                                                             to Credit Agreement


                            Mortgaged Property Rights

                                      None.

                                                                   Schedule 3.08
                                                             to Credit Agreement


                      Subsidiaries (Post-Recapitalization)


=================================================================================================================
                                                                         Percentage of Each Class of Equity
                                                     Jurisdiction of     Interests Owned by Holdings or Any
             Subsidiary of Holdings                     Formation                    Subsidiary
-----------------------------------------------------------------------------------------------------------------
Graham Packaging Company                                    DE                             100%
-----------------------------------------------------------------------------------------------------------------
GPC Capital Corp. I                                         DE                             100%
-----------------------------------------------------------------------------------------------------------------
GPC Capital Corp. II                                        DE                             100%
-----------------------------------------------------------------------------------------------------------------
GPC Opco GP, LLC                                            DE                             100%
-----------------------------------------------------------------------------------------------------------------
GPC Sub GP, LLC                                             DE                             100%
-----------------------------------------------------------------------------------------------------------------
Graham Brasil Participacoes Ltda.                         Brazil                           100%
-----------------------------------------------------------------------------------------------------------------
Graham Packaging Canada, Ltd.                             Canada                           100%
-----------------------------------------------------------------------------------------------------------------
Graham Packaging do Brasil Industria e Comercio           Brazil                            80%
S.A.
-----------------------------------------------------------------------------------------------------------------
Graham Packaging France Holding, S.A.                     France                           100%
-----------------------------------------------------------------------------------------------------------------
Graham Packaging France Partners                            PA                             100%
-----------------------------------------------------------------------------------------------------------------
Graham Packaging France, S.A.                             France                           100%
-----------------------------------------------------------------------------------------------------------------
Graham Packaging Italy, S.r.L.                            Italy                            100%
-----------------------------------------------------------------------------------------------------------------
Graham Packaging Latin America, LLC                         DE                             100%
-----------------------------------------------------------------------------------------------------------------
Graham Packaging Poland, L.P.                               PA                             100%
-----------------------------------------------------------------------------------------------------------------
Graham Recycling Company, L.P.                              PA                             100%
-----------------------------------------------------------------------------------------------------------------
Lido Plast-Graham SRL                                   Argentina                          100%
-----------------------------------------------------------------------------------------------------------------
Societa Imballaggi, Plastici ("SIP"), S.r.l.              Italy                            100%
=================================================================================================================

                                                                   Schedule 3.09
                                                             to Credit Agreement


                                   Litigation

                                      None

                                                                   Schedule 3.14
                                                             to Credit Agreement

                                      Taxes

=====================================================================================================================
           Entity                     Jurisdiction                 Audit Period                Audit Performed
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company      Caddo Shreveport (local)      January 1, 1994 to October   1997
                                                            31, 1996
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company      Georgia                       To be determined             To be determined
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Canada,      Ontario - Tax Audit           To be determined             To be determined
Ltd.
---------------------------------------------------------------------------------------------------------------------
SIP, Srl                      Corporate - VAT Audit         1992-1993                    May 1996
=====================================================================================================================

                                                                   Schedule 3.17
                                                             to Credit Agreement


                              Environmental Matters

     The matters identified in the Environmental Notice (as defined in, and delivered in connection with, the Recapitalization Agreement), could give rise to investigation or remediation costs, claims against the Borrower and/or a Subsidiary, or the diminution of the value or marketability of the property identified in the Environmental Notice. The Borrower does not believe that any matter identified in the Environmental Notice is likely to result in a Material Adverse Effect.

                                                                   Schedule 3.18
                                                             to Credit Agreement


                                 Capitalization

(1) The Equity Interests issued and outstanding for Holdings consist of a 4% General Partnership interest owned by BCP/Graham Holdings LLC, an 81% Limited Partnership interest owned by BMP/Graham Holdings Corporation, a 1% General Partnership interest owned by Graham Packaging Corporation and a 14% General Partnership interest owned by the Graham Family.

(2) The Equity Interests issued and outstanding for the Borrower consist of a 99% Limited Partnership interest owned by Graham Packaging Holdings Company and a 1% General Partnership interest owned by GPC Opco GP LLC.

                                                                   Schedule 3.19
                                                             to Credit Agreement


                                 Filing Offices

=====================================================================================================================
DEBTOR NAME                                        STATE             JURISDICTION
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           California        Secretary of State
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           California        County Clerk, Contra Costa County
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           California        County Clerk, Orange County
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           Florida           Department of State
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           Florida           County Clerk, Manatee County
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           Florida           County Clerk, Lee County
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           Florida           County Clerk, Orange County
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           Georgia           County Clerk, Fulton County
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           Illinois          Secretary of State
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           Illinois          County Clerk, Du Page County
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           Indiana           Secretary of State
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------

=====================================================================================================================
DEBTOR NAME                                        STATE             JURISDICTION
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           Indiana           County Clerk, Lake County
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           Louisiana         Parish Clerk, Jefferson Parish
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           Louisiana         Parish Clerk, West Baton Rouge Parish
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           Louisiana         Parish Clerk, Caddo Parish
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           Missouri          Secretary of State
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           Missouri          County Clerk, St. Louis County
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           Mississippi       Secretary of State
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           Mississippi       County Clerk, Warren County
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           New Jersey        Secretary of State
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           New Jersey        County Clerk, Burlington County
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           Ohio              Secretary of State
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           Ohio              County Clerk, Guernsey County
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------

=====================================================================================================================
DEBTOR NAME                                        STATE             JURISDICTION
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           Ohio              County Clerk, Hamilton County
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           Oklahoma          County Clerk, Muskogee County
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           Pennsylvania      Secretary of State
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           Pennsylvania      County Clerk, Bucks County
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           Pennsylvania      County Clerk, Clearfield County
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           Pennsylvania      County Clerk, Westmoreland County
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           Pennsylvania      County Clerk, York County
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           South Carolina    Secretary of State
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           South Carolina    County Clerk, Charleston County
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           Texas             Secretary of State
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           Texas             County Clerk, Harris County
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------

=====================================================================================================================
DEBTOR NAME                                        STATE             JURISDICTION
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           Washington        Secretary of State
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Company                           Washington        County Clerk, Yakima County
Graham Packaging Holdings Company
Graham Recycling Company
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Poland, L.P.                      Pennsylvania      Secretary of State
Graham Packaging France Partners
Graham Packaging Latin America, LLC
GPC Capital Corp. II
GPC Opco GP, LLC
GPC Capial Corp. I
GPC Sub GP LLC
---------------------------------------------------------------------------------------------------------------------
Graham Packaging Poland, L.P.                      Pennsylvania      County Clerk, York County
Graham Packaging France Partners
Graham Packaging Latin America, LLC
GPC Capital Corp. II
GPC Opco GP, LLC
GPC Capital Corp. I
GPC Sub GP, LLC
=====================================================================================================================

                                                                   Schedule 3.20
                                                             to Credit Agreement


                        Real Property and Leased Premises

                                                                            PRIMARY            LEASED/
   LOCATION                                 ADDRESS                          USE(1)             OWNED
   --------                                 -------                         -------            -------
U.S.
----
Atlanta, GA                           3495 Bankhead Highway,                    P              LEASED
                                      Suites 100 and 114
Berkeley, MO                          8942 Latty Road                           W              OWNED(2)(7)
Berkeley, MO                          8966 Latty Road                           P              OWNED(2)(7)
Berkeley, MO                          9060 Latty Road                           W              LEASED
Berkeley, MO                          8921 Latty Road                           L              OWNED(2)(7)
Bordentown, NJ                        201 Elizabeth Street                      P              LEASED
Bradenton, FL                         1001 13th Avenue East                     P              LEASED
Bradford, PA                          105 Bolivar Drive                         P              LEASED
Cambridge, OH                         8800 Guernsey Ind Blvd.                   P              LEASED
Cape Coral, FL                        3813 NE l0th Pl. #4&5                     L              OWNED
Charleston, SC                        4960 Virginia Avenue                      P              LEASED
Cincinnati, OH                        290 Circle Freeway Drive                  P              LEASED
Emigsville, PA                        420 Elmig Road                            P              LEASED
Houston, TX                           3833  W. 11th Street                      P              OWNED(7)
Houston, TX                           4000 W. 1Ith Street                       W              LEASED
Jefferson, LA                         309 Jefferson Highway                     P              LEASED
Jefferson, LA                         309 Jefferson Highway                     W              LEASED
Levittown, PA                         6300 S. Bristol Pike                      P              LEASED
Maitland, FL                          101 Southall Lane, Suite 400              O              LEASED
Maryland Heights, MO                  13300 Interstate Drive                    P              OWNED(7)
Muskogee, OK                          102 Kaad Street                           P              LEASED(5)
Kew Kensington, PA                    130 Logans Ferry Road                     P              LEASED
Port Allen, LA                        1981 S. Westport Drive                    P              LEASED
Rancho Cucamonga, CA                  9041 Pittsburgh Ave.                      P              LEASED
Rancho Cucamonga, CA                  9281 Pittsburgh Ave.                      W              LEASED
Richmond, CA                          2600 Goodrick Avenue                      P              LEASED
Richmond, CA                          601 Parr Boulevard                        W              LEASED
Santa Ana, CA                         3300 West Segerstrom Street               P              LEASED(7)
Selah, WA                             510 E. Naches Ave.                        P              OWNED(7)
Shreveport, LA                        3460 Hollywood Ave.                       P              LEASED
Tulsa, OK                             1505-B West 17th Street                   P              LEASED
Vicksburg, MS                         653 Haining Road                          P              LEASED
Wapato, WA                            31 Industrial Park Road                   P              LEASED
Whiting, IN                           1701 121st Street                         P              LEASED
Woodridge, IL                         2400 Internationale Pkwy                  P              LEASED
York, PA                              1803 Mt. Rose Ave.                        O              LEASED
York, PA                              500 Windsor Street                        P              OWNED(2)(7)
York, PA                              505 Windsor Street                        P              OWNED(2)(7)
York, PA                              250 Grim Lane                             W              LEASED

                                                                            PRIMARY            LEASED/
   LOCATION                                 ADDRESS                          USE(1)             OWNED
   --------                                 -------                          ------             -----
York, PA (Admin.)                     1110 E. Princess St.                      O              LEASED

Canada
Anjou, Quebec, Canada                 10551 Ray Lawson Boulevard                P              OWNED(2)
Burlington, Ontario, Canada           4041 North Service Road                   P              OWNED(2)
Mississauga, Ontario,                 3174 Mavis Road                           P              OWNED(2)
Canada
Toronto, Ontario, Canada              99 Vanderhof Avenue                       P              N/A

Europe
------
Assevent, France                      Rue Maurice Willot                        P              OWNED
Biyes, France                         Parc Industriel, Plaine de l'Adin         P              OWNED(5)
Rueil, France (Admin)                 4 Rue Monnier                             O              LEASED
Compochiaro, Italy                    Zona Industriale 86010                    P              OWNED(6)
Sovico (Milan), Italy                 Viale Monza 24                            P              LEASED
Sulejowek, Poland(3)                  32 Zelezna str.                           P              OWNED(4)

Latin America
-------------
Barra Da Tijuca, Brazil               Av. Das Americas, 2901                    0              LEASED
Caxias, Brazil                        Av. Fabor, s/n Campos Eliseos             P              LEASED
Sao Paulo, Brazil                     Rue Chafic Maluf, 130                     P              LEASED
Santos, Brazil                        Rue Augusto Scaraboto, 245/a              P              N/A


(1)  P = Production Facility, W = Warehouse, O = Office, L = Land

(2)  Contributed to Loan Parties in connection with Recapitalization.

(3) Facility owned by Masko-Graham Joint Venture, of which Graham holds a 50% interest.

(4)  Building is owned; land is leased.

(5)  Under capital lease.

(6) Unclear title to approximately 2,000 sq. ft. of land; except to settle by September 1998.

(7)  Mortgaged Property

                                                                   Schedule 3.22
                                                             to Credit Agreement


                                  Labor Matters

                                      None.

                                                                   Schedule 3.23
                                                             to Credit Agreement


                                    Insurance
                                (as of 12/31/97 -
expired policies have been renewed but new policy numbers are not yet available)

-----------------------------------------------------------------------------------------------------------------------
      INSURANCE TYPE                    INSURANCE CARRIER                  POLICY TERM          POLICY NUMBER
-----------------------------------------------------------------------------------------------------------------------
Health Insurance
  US                                  Aetna US Healthcare               1/1/97-12/31/97
  US                                  Keyston Central HMO               1/1/97-12/31/97
  US                                  South Central Preferred           1/1/97-12/31/97
  US                                  Healthguard HMO                   1/1/97-12/31/97
  US                                  Gulf South HMO                    1/1/97-12/31/97
  US                                  Kaiser HMO                        1/1/97-12/31/97
  US                                  US Healthcare HMO                 1/1/97-12/31/97
  US                                  Greater Atlantic HMO              1/1/97-12/31/97
  US                                  Group Health HMO                  1/1/97-12/31/97
  US                                  Continental Insurance Co.         1/1/97-12/31/97
-----------------------------------------------------------------------------------------------------------------------
Kidnap/Ransom/Extortion
  Global                              Chubb                             7/1/97-7/1/97            8133-97-38
-----------------------------------------------------------------------------------------------------------------------
Long Term Disability
  US                                  Reliance                          2/1/97-2/1/97            LSC 64856
-----------------------------------------------------------------------------------------------------------------------
Marine Floater
  Global                              Chubb                             7/1/97-7/1/97            6550103
-----------------------------------------------------------------------------------------------------------------------
National Flood
  Selah                               National Food                     10/22/97-10/22/98
  New Kensington                      National Food                     10/22/97-10/22/98
  Vicksburg                           National Food                     8/13/97-8/13/98
  Tulsa                               National Food                     5/10/97-5/10/98
  Richmond                            National Food                     5/10/97-5/10/98
  Santa Ana                           National Food                     11/13/97-11/13/98
  Charleston                          National Food                     11/6/97-11/6/98
  Bradford                            National Food                     7/4/97-7/4/98
-----------------------------------------------------------------------------------------------------------------------
Ocean Marine Floater
  Global                              Hartford                          9/1/97-9/1/98            44CTPFT0375
-----------------------------------------------------------------------------------------------------------------------
Property
  Global                              IRI                               9/1/95-9/1/98            31363680
  France                              Allianz                           9/1/97-9/1/98
  Italy (property)                    Allianz                           9/1/97-9/1/98
  Italy (business interruption)       Allianz                           9/1/97-9/1/99
  Brazil                              Allianz                           9/1/97-9/1/99            416001534
  Poland (property)                   Amplicico                         9/1/97-9/1/98            666003396
  Poland (business interruption)      Amplicico                         9/1/95-9/1/98            666003397
-----------------------------------------------------------------------------------------------------------------------
Short Term Disability
  US                                  UNUM                              9/1/97-9/1/98            519195001
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
      INSURANCE TYPE                    INSURANCE CARRIER                  POLICY TERM          POLICY NUMBER
-----------------------------------------------------------------------------------------------------------------------
Travel Accident
  Global                              Chubb                             4/1/96-4/1/99            6408-40-80
-----------------------------------------------------------------------------------------------------------------------
Workers Compensation
  Stop Gap                            CNA                               7/1/95-7/1/98            GL 502522479
  US                                  CNA                               7/1/95-7/1/98            WC 602522473
  Italy (statutory)                   Intercontinental                  1/1/97-12/31/97          15157181
  Italy (statutory)                   Winterthur                        1/1/97-12/31/97          667
-----------------------------------------------------------------------------------------------------------------------
Auto
  US                                  CNA                               7/1/95-7/1/98            BUA 6 02522487
  Texas                               CNA                               7/1/97-7/1/98            BUA 4 02522488
  Canada                              CNA                               7/1/97-7/1/98            CAE 2522489
  France                              La Lilloise                       1/1/97-12/31/97          8066923
  France                              La Lilloise                       1/1/97-12/31/97          8166799
  Italy                               Abeille                           1/1/97-12/31/97          4605976
  Italy                               Abeille                           1/1/97-12/31/97          4605982
  Italy                               Intercontinentale                 1/1/97-12/31/97          15157181
  Brazil                              General Accident                  8/1/97-8/1/98            108205
-----------------------------------------------------------------------------------------------------------------------
Crime
  Global                              Chubb                             7/1/97-7/1/98            8133-97-38
-----------------------------------------------------------------------------------------------------------------------
Directors & Officers
  Europe                              AIG                               7/1/97-7/1/98            7900660
-----------------------------------------------------------------------------------------------------------------------
Excess Earthquake
  California plants                   Westchester Fire                  9/1/97-9/1/98            IMS447385
  California plants                   Agricultural                      9/1/97-9/1/98            CPP1803791
  California plants                   Pacific                           9/1/97-9/1/98            ZG0003623
  California plants                   Royal Surplus                     9/1/97-9/1/98            KHD309418
  California plants                   Western Re                        9/1/97-9/1/98            UIM464474
  California plants                   North Shore                       9/1/97-9/1/98            NSM97301
  California plants                   USF & G                           9/1/97-9/1/98            CPR14932771700
-----------------------------------------------------------------------------------------------------------------------
Excess Liability
  Primary                             Chubb                             7/1/96-7/1/99            (99) 7971-51-90 RMG
  Secondary                           Fireman's Fund                    7/1/97-7/1/98            XXK-000-9559-1475
  Third                               Hartford Fire Insurance           7/1/97-7/1/98            44 XS SL3565
-----------------------------------------------------------------------------------------------------------------------
Fiduciary
Global                                Chubb                             7/1/97-7/1/98            8133-97-38
-----------------------------------------------------------------------------------------------------------------------
General Liability
  US                                  C N A                             7/1/97-7/1/98            GL 5 02522482
  Canada                              C N A                             7/1/97-7/1/98            GL 302522483
  Italy                               Lloyd Andriatico                  2/12/90-                 46787392
  Poland                              Warta                             12/31/2000
  Poland, including DIC/DIL           Chubb                             7/1/97-7/1/98            00300/UOC/59/97
  France                              Chubb                             1/1/97-7/1/98            3530-64-89
  Italy                               Chubb                             1/1/97-7/1/98
  Brazil                              Chubb                             1/1/97-7/1/98            2-7315217
                                                                        1/1/97-7/1/98            6099163
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
      INSURANCE TYPE                    INSURANCE CARRIER                  POLICY TERM          POLICY NUMBER
-----------------------------------------------------------------------------------------------------------------------
Group Life Insurance/AD&D
      US                              UNUM                              8/1/97-8/1/99            517096 001
-----------------------------------------------------------------------------------------------------------------------

                                                                   Schedule 6.01
                                                             to Credit Agreement


                                  Indebtedness

                                  See attached.

                                                                   Schedule 6.01
                                                             to Credit Agreement


                                  INDEBTEDNESS

--------------------------------------------------------------------------------------------------------------------
                                                                                  OUTSTANDING          DATE OF
       AGREEMENT                     PARTIES                  COMMITMENT            BALANCE           AGREEMENT
--------------------------------------------------------------------------------------------------------------------
Promissory Note           Graham Packaging Company and            N/A              1,100,000 USD  April 3, 1989
                          Sonoco Products Company
--------------------------------------------------------------------------------------------------------------------
Equipment Capital Lease   Graham Packaging Canada,                N/A                400,000 CND  January 15, 1996
Agreement                 Ltd. and Quaker State, Inc.
--------------------------------------------------------------------------------------------------------------------
Real Property Capital     Graham Packaging France,                N/A              3,745,000 FRF  April 1, 1992
Lease Agreement           S.A. and Sicomi Rhone-Alpes
--------------------------------------------------------------------------------------------------------------------
Equipment Capital Lease   Societa Imballaggi Plastici,            N/A            512,000,000 ITL  December 30, 1992
Agreement                 Srl and BN Comercio e
                          Finanza Spa
--------------------------------------------------------------------------------------------------------------------
Mortgage Loan Capital     Societa Imballaggi Plastici,            N/A             79,000,000 ITL  October 18, 1988
Lease Agreement           SrL and Medio Credito
                          Lombardo
--------------------------------------------------------------------------------------------------------------------
Real Property Capital     Graham Packaging Company and            N/A                990,000 USD  July 1, 1996
Lease Agreement           the Trustees of Muskogee
                          County Industrial Authority
--------------------------------------------------------------------------------------------------------------------
Local Line of Credit      Graham Packaging France,       8,000,000 FRF                     -- FRF
                          S.A. and Lyonnaise de Banque
                          (pledging/ discounting of
                          local trade receivables)
--------------------------------------------------------------------------------------------------------------------
Local Line of Credit      Graham Packaging France,       10,000,000 FRF            2,428,000 FRF
                          S.A. and Banque Paribas
                          (pledging/ discounting of
                          local trade receivables)
--------------------------------------------------------------------------------------------------------------------
Local Line of Credit      Graham Packaging Italy, SrL,   3,000,000,000 ITL        81,000,000 ITL
                          Societa Imballaggi Plastici,
                          SrL and Banco de Napoli
                          (pledging/ discounting of
                          local trade receivables)
--------------------------------------------------------------------------------------------------------------------
Local Line of Credit      Graham Packaging Italy, SrL,   1,400,000,000 ITL       194,000,000 ITL
                          and Commerciale Italiano
                          (pledging/ discounting of
                          local trade receivables)
--------------------------------------------------------------------------------------------------------------------

                                                                   Schedule 6.01
                                                             to Credit Agreement


                                  INDEBTEDNESS

--------------------------------------------------------------------------------------------------------------------
                                                                                  OUTSTANDING          DATE OF
       AGREEMENT                     PARTIES                  COMMITMENT            BALANCE           AGREEMENT
--------------------------------------------------------------------------------------------------------------------
Local Line of Credit      Societa Imballaggi Plastici,   100,000,000 ITL          38,000,000 ITL
                          SrL and Commerciale Italiano
                          (pledging/ discounting of
                          local trade receivables)
--------------------------------------------------------------------------------------------------------------------
Local Line of Credit      Graham Packaging Company and   2,000,000 USD               166,000 USD  September 30,
Promissory Note           York Bank & Trust (overdraft                                            1997
                          facility)
--------------------------------------------------------------------------------------------------------------------
Letter of Credit          Graham Packaging Company and   Reduces $2,000,000          138,000 USD
                          Amoco Oil Company              York Bank LOC
--------------------------------------------------------------------------------------------------------------------
Letter of Credit          Graham Packaging Company and   Reduces $2,000,000            1,000 USD
                          West Baton Rouge Parish        York Bank LOC
--------------------------------------------------------------------------------------------------------------------
Letter of Credit          Graham Packaging Company and            N/A              1,700,000 USD
                          Continental Insurance
                          Company (to be issued for
                          casualty insurance, post
                          closing)
--------------------------------------------------------------------------------------------------------------------
Guarantee                 Graham Packaging Company and   5,000,000 USD             1,053,000 USD  September 1, 1996
                          Societe Generale
--------------------------------------------------------------------------------------------------------------------
Intercompany Note         Graham Packaging Company and   40,000,000 USD           29,333,000 USD
                          Graham Packaging France,
                          S.A. (pro froma working
                          capital line)
--------------------------------------------------------------------------------------------------------------------
Intercompany Note         Graham Packaging Company and   12,000,000 USD            5,409,000 USD
                          Graham Packaging Italy, SrL
                          (pro froma working capital
                          line)
--------------------------------------------------------------------------------------------------------------------
Intercompany Note         Graham Packaging Company       10,000,000 USD            6,578,000 USD
                          Note Receivable from Graham
                          Packaging Canada, Ltd. (pro
                          froma working capital line)
--------------------------------------------------------------------------------------------------------------------

                                                                   Schedule 6.01
                                                             to Credit Agreement


                                  INDEBTEDNESS

--------------------------------------------------------------------------------------------------------------------
                                                                                  OUTSTANDING          DATE OF
       AGREEMENT                     PARTIES                  COMMITMENT            BALANCE           AGREEMENT
--------------------------------------------------------------------------------------------------------------------
Intercompany Note         Graham Packaging Company                N/A              1,058,000 USD
                          Note Receivable from Graham
                          Packaging Poland
--------------------------------------------------------------------------------------------------------------------
Intercompany Note         Graham Packaging Company                N/A              3,139,000 USD
                          Note Receivable from Graham
                          Packaging Italy, SrL
                          (including accrued interest
                          of $1,333,000)
--------------------------------------------------------------------------------------------------------------------
Tax Grant Agreement       Graham Packaging Italy, SrL,   1,800,000,000 ITL            N/A
                          Societa Imballaggi Plastici,
                          SrL and Banco de Napoli
                          (post closing)
--------------------------------------------------------------------------------------------------------------------

       See attached Schedule 3.05 for foreign currency forward contracts.

                                                                   Schedule 6.02
                                                             to Credit Agreement


                                      Liens

Each of the Capital Leases identified on Schedule 6.01.

                                                                   SCHEDULE 6.04
                                                             to Credit Agreement


                                   Investments

------------------------------------------------------------------------------------------------------------------------------
                                                                                         INTEREST        DATE OF AGREEMENT
        AGREEMENT                   AMOUNT                      PARTIES                    RATE
------------------------------------------------------------------------------------------------------------------------------
Masko-Graham Sp.                                     Graham Packaging Poland, LP,                        January 12, 1995
Z.O.O.-Joint Venture                                 Marcin Klopocinski and Stephan
Agreement                                            Kolakowski
------------------------------------------------------------------------------------------------------------------------------
Loan Agreement             Principal -               Graham Packaging Poland, LP (as    6.00%            January 1, 1998
                           61,710.00 PLZ             lender) and Masko-Graham Sp
                                                     Z.O.O.(as borrower)
------------------------------------------------------------------------------------------------------------------------------
Loan Agreement             Principal -               Grahalm Packaging Poland, LP (as   6.00%            January 1, 1998
                           28,125.97 US$             lender) and Masko-Graham Sp
                                                     Z.O.O. (as borrower)
------------------------------------------------------------------------------------------------------------------------------
Loan Agreement             Principal -               Graham Packaging Poland, LP (as    York Bank &      January 1, 1998
                           225,926.44 US$            lender) and Masko-Graham Sp Z.O.O  Trust Prime
                                                     (as borrower)                      Rate
------------------------------------------------------------------------------------------------------------------------------
Loan Agreement             Principal -               Graham Packaging Poland, LP (as    York Bank &      January 1, 1998
                           786,335.09 US$            lender) and Masko-Graham Sp        Trust Prime
                                                     Z.O.O. (as borrower)               Rate plus 2%
------------------------------------------------------------------------------------------------------------------------------
Loan Agreement             Approximately R$6.3       Graham Packaging Company (as       13.00%           November 26,
                           million (Maximum $7.0     lender) and SRL Overseas                            1997
                           million) (Brazilian       Corporation (Bahamas) Ltd.
                           Real based principal
                           amount)
------------------------------------------------------------------------------------------------------------------------------

                                                                   SCHEDULE 6.07
                                                             to Credit Agreement


                          Transactions with Affiliates

1. Fifth Amended and Restated Agreement of Limited Partnership, dated as of February 2, 1998, among Investor GP and Graham GP Corp. as general partners and Graham Family Growth Partnership, Graham Capital and Investor LP as limited partners.

2. Equipment Sales, Service and Licensing Agreement, dated as of February 2, 1998, entered into between Holdings and Graham Engineering pursuant to the Recapitalization Agreement.

3. The Consulting Agreement, dated as of February 2, 1998, entered into between Holdings and Graham Capital pursuant to the Recapitalization Agreement.

                                                                       EXHIBIT A

                                    (FORM OF)

                            ASSIGNMENT AND ACCEPTANCE

     Reference is made to the Credit Agreement dated as of January __, 1998 (the "Credit Agreement"), among GRAHAM PACKAGING HOLDINGS COMPANY, a Pennsylvania limited partnership, GRAHAM PACKAGING COMPANY, a [__________] limited partnership (the "BORROWER"), certain financial institutions party thereto (the "Lenders"), NATIONSBANC MONTGOMERY SECURITIES L.L.C., as documentation agent, BANKERS TRUST COMPANY, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, and BANKERS TRUST COMPANY, as fronting bank. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement. ______________________ (the "Assignor") _________________________ and (the "Assignee") hereby agree as follows:

     1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Effective Date set forth below, the interests set forth below (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the percentages and amounts set forth below (a) the Commitments of the Assignor on the Effective Date, (b) the Loans owing to the Assignor that are outstanding on the Effective Date and (c) participations in Letters of Credit acquired from the Fronting Bank that are outstanding on the Effective Date. Each of the Assignor and the Assignee hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in Section 9.04(c) of the Credit Agreement, a copy of which has been received by each such party. From and after the Effective Date (a) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Loan Documents and (b) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement (and in the event that this Assignment and Acceptance covers all or the remaining portion of the Assignor's rights and obligations under the Credit Agreement, the Assignor shall cease to be a party thereto but shall continue to be entitled to the benefits of Sections 2.13, 2.15, 2.19 and 9.05 thereof, as well as to any Fees accrued for its account and not yet paid).

     2. This Assignment and Acceptance is being delivered to the Administrative Agent together with (a) if the Assignee is organized under the laws of a jurisdiction outside the United States, the forms specified in Section 2.19(f) or (g) of the Credit Agreement, duly completed and executed by such Assignee and
(b) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form of Exhibit A to the Credit Agreement.

     3. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

     Date of Assignment:

     Legal Name of Assignor:

     Legal Name of Assignee:

     Assignee's Address for Notices:

     Effective Date of Assignment:

                                                                                     Percentage Assigned of the
                                                                                     Commitment of, or Loans
                                                                                     outstanding under, the respective
                                                                                     facility (set forth, to at least eight
                                                                                     decimals, as a percentage of
                               Aggregate Amount of                                   the aggregate Commitments of, or
                              Commitments/Loans for         Principal Amount         aggregate Loans outstanding under, the
                                   all Lenders                  Assigned             respective facility)
                              ---------------------         ----------------         --------------------------------------
Outstanding
Principal Amount
of Term Loans:

Tranche A:                                                                                          %

Tranche B:                                                                                          %

Tranche C:                                                                                          %

[Term Loan
Commitments:

Tranche A:                                                                                          %

Tranche B:                                                                                          %

Tranche C:                                                                                          %](1)

Outstanding Principal
Amount of
Revolving Loans:

----------
     (1) Delete, as appropriate, in the case of Assignment and Acceptances executed after the termination of the relevant Term Loan Commitments.

Revolving Credit
Commitments:                                                                                        %

Outstanding Principal
Amount of Growth
Capital Revolving Loans                                                                             %

Growth Capital
Commitments:                                                                                        %

L/C Disbursements:                                                                                  %

Letters of Credit:                                                                                  %

Letter of Credit Commitments:                                                                       %

The terms set forth above are hereby agreed to:


________________________________________________, As Assignee

By:_____________________________________________

Name:___________________________________________

Title:__________________________________________

By:_____________________________________________




________________________________________________, As Assignor

By:_____________________________________________

Name:___________________________________________

Title:__________________________________________

By:_____________________________________________



                    [Consented to by:

                    GRAHAM PACKAGING COMPANY

                    By:_________________________________________________________

                    Name:_______________________________________________________

                    Title:______________________________________________________


                    BANKERS TRUST COMPANY, as Administrative Agent

                    By:_________________________________________________________

                    Name:_______________________________________________________

                    Title:__________________________________________________](2)


----------
     (2) The consent of the Administrative Agent and the Borrower is required for assignments made as (and to the extent) provided in Section 9.04(b)(i)(A).

                                                                       EXHIBIT B


                                    [FORM OF]

                                BORROWING REQUEST


Bankers Trust Company
130 Liberty Street
New York, NY  10006

Attention of      [______________]
                  Telecopy No. (212) [___________________]

                                                                          [Date]

Ladies and Gentlemen:

     The undersigned, GRAHAM PACKAGING COMPANY (the "Borrower"), refers to the Credit Agreement dated as of February 2, 1998 (as it may hereafter be amended, modified, extended or restated from time to time, the "Credit Agreement"), among GRAHAM PACKAGING HOLDINGS COMPANY, the Borrower, GPC CAPITAL CORP. I, a Delaware corporation (the "Co-Borrower"), the financial institutions named therein as Lenders or as the Fronting Bank, NATIONSBANK, N.A., as Documentation Agent, and BANKERS TRUST COMPANY, as Administrative Agent, Syndication Agent and Collateral Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives you notice pursuant to Section 2.03 of the Credit Agreement that it requests a Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:

(A)  Type of Borrowing(1) ______________________________________________________

(B)  Interest rate basis(2) ____________________________________________________

(C)  Date of Borrowing
     (which must be a Business Day) ____________________________________________

(D)  Funds are requested to be disbursed to the Borrower at:

     Bank Name: ________________________________________________________________

     Bank Address: _____________________________________________________________

     Account Number: ___________________________________________________________

--------

(1) Term Borrowing, Revolving Credit Borrowing or Growth Capital Borrowing (and in the case of a Term Borrowing, specify the Commitments pursuant to which the Loans comprising such Borrowing are to be made).

(2) Eurodollar Borrowing or ABR Borrowing.

(E)  Principal Amount of Borrowing(3) __________________________________________

(F)  Interest Period and
     the last day thereof(4) ___________________________________________________



                                    GRAHAM PACKAGING COMPANY

                                    By: GPC Opco GP LLC,
                                        its managing general partner


                                    By: ________________________________________
                                        Name:
                                        Title:


Copy to:


Bankers Trust Company, as Administrative Agent for the Lenders referred to above, 130 Liberty Street
New York, NY 10006

Attention of [           ]



--------

(3) In Dollars not less than $5,000,000 (and in an integral multiple of $1,000,000) or equal to the remaining available balance of the applicable Commitments or such other amounts as may be permitted by the Credit Agreement to refund Swingline Loans.

(4) Which shall be subject to the definition of the term "Interest Period" and end not later than the Revolving Credit Maturity Date, Growth Capital Maturity Date, Tranche A Maturity Date, Tranche B Maturity Date or Tranche C Maturity Date, as applicable.

                                                                       EXHIBIT C

                                    [FORM OF]

                            LETTER OF CREDIT REQUEST



No.  (1)          Dated      (2)


Bankers Trust Company, as Administrative Agent under the Credit Agreement (as amended, modified or supplemented from time to time, the "Credit Agreement"), dated as of February 2, 1998, among Graham Packaging Holdings Company, Graham Packaging Company, GPC Capital Corp. I, the Lenders from time to time party thereto, NationsBank, N.A., as Documentation Agent, and Bankers Trust Company, as Administrative Agent, Syndication Agent, Collateral Agent and Fronting Bank,

130 Liberty Street
New York, New York 10006
Attention:  ________________

[Name and Address of applicable Fronting Bank

Attention:  ______________________]

Dear Sirs:

     We hereby request that [name of proposed Fronting Bank], in its individual capacity, issue a [Standby] [Commercial] Letter of Credit for the account of the undersigned on (3) (the "Date of Issuance") in the aggregate stated amount of
(4). The requested Letter of Credit shall be denominated in Dollars.

     For purposes of this Letter of Credit Request, unless otherwise defined herein, all

--------

(1)  Letter of Credit Request Number.

(2)  Date of Letter of Credit Request.

(3) Date of Issuance which shall be at least five Business Days after the date of this Letter of Credit Request (or such shorter period as is acceptable to the respective Issuing Bank).

(4)  Aggregate initial stated amount of Letter of Credit.

capitalized terms used herein which are defined in the Credit Agreement shall have the respective meaning provided therein.

     The beneficiary of the requested Letter of Credit will be (5), and such Letter of Credit will be in support of (6) and will have a stated expiration date of (7).

     We hereby certify that:

          (1) the representations and warranties contained in the Loan Documents will be true and correct in all material respects on the Date of Issuance, both before and after giving effect to the issuance of the Letter of Credit requested hereby (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); and

          (2) no Default or Event of Default has occurred and is continuing nor, after giving effect to the issuance of the Letter of Credit requested hereby, would such a Default or an Event of Default occur.

     Copies of all relevant documentation with respect to the supported transaction are attached hereto.



                                    GRAHAM PACKAGING COMPANY



                                    By GPC Opco GP LLC,
                                      its managing general partner



                                    By ___________________________
                                       Title:
--------

(5)  Insert name and address of beneficiary.

(6) Insert description of the obligation to which it relates in the case of Standby Letters of Credit and a description of the commercial transaction which is being supported in the case of Commercial Letters of Credit.

(7) Insert last date upon which drafts may be presented which may not be later than (i) in the case of Commercial Letters of Credit, the earlier of (x) the date which occurs 180 days after the Date of Issuance or (y) the date which is 30 days prior to the Revolving Credit Maturity Date or (ii) in the case of Standby Letters of Credit, the earlier of (x) the date which occurs 12 months after the Date of Issuance, or, if any such Standby Letter of Credit is automatically extendable for successive periods of up to 12 months, a date not beyond the tenth Business Day prior to the Revolving Credit Maturity Date or (y) the tenth Business Day prior to the Revolving Credit Maturity Date.

                                                                       EXHIBIT E

                                                    This document is intended to
                                                     be recorded in ____________
                                                             County, __________.





                          MORTGAGE, SECURITY AGREEMENT,
                    ASSIGNMENT OF LEASES, RENTS AND PROFITS,
                     FINANCING STATEMENT AND FIXTURE FILING


                                     made by

                         GRAHAM PACKAGING COMPANY, L.P.

                                  as Mortgagor,

                                       to

                              BANKERS TRUST COMPANY

                              as Collateral Agent,

                                  as Mortgagee


                      THIS MORTGAGE SECURES FUTURE ADVANCES


--------------------------------------------------------------------------------


            NOTICE: THIS INSTRUMENT SECURES, INTER ALIA, OBLIGATIONS
               WHICH MAY PROVIDE FOR A VARIABLE RATE OF INTEREST.


--------------------------------------------------------------------------------


            THIS INSTRUMENT WAS DRAFTED BY AND AFTER RECORDING SHOULD
                                 BE RETURNED TO:


                                WHITE & CASE LLP
                           1155 Avenue of the Americas
                            New York, New York 10036
                       ATTENTION: Jeffrey J. Temple, Esq.




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                                    MORTGAGE

                    THIS MORTGAGE dated as of January __, 1998 (this
               "Mortgage"), by [GRAHAM PACKAGING COMPANY, L.P.], a _________ limited partnership, having an office at 1110 East Princess Street, York, Pennsylvania, 17403 (the "Mortgagor"), to BANKERS TRUST COMPANY, a New York banking corporation, having an office at 130 Liberty Street, New York, New York 10006, as collateral agent (in such capacity, the "Collateral Agent") for the benefit of the Secured Parties (as defined below) (the "Mortgagee");


                                WITNESSETH THAT:

     A. Reference is made to the Credit Agreement dated as of January __, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Mortgagor, Graham Packaging Holdings Company, L.P., a Pennsylvania limited partnership, the lenders named therein (the "Lenders"), Bankers Trust Company, as administrative agent (in such capacity, the "Administrative Agent") and as Collateral Agent, NationsBank, N.A., as documentation agent (in such capacity, the "Documentation Agent"), and Bankers Trust Company, as fronting bank (in such capacity, the "Fronting Bank"). As used herein, the term "Secured Parties" shall mean (i) the Lenders, (ii) the Administrative Agent, (iii) the Collateral Agent, (iv) the Fronting Bank, (v) each counterparty to an Interest Rate Protection Agreement entered into with the Borrower if such counterparty was a Lender (or an Affiliate of a Lender) at the time the Interest Rate Protection Agreement was entered into, (vi) the beneficiaries of each indemnification obligation undertaken by the Borrower under any Loan Document and (vii) the successors and permitted assigns of each of the foregoing. Each capitalized term used herein but not defined herein shall have the meaning assigned to such term in the Credit Agreement. Pursuant to the Credit Agreement, (i) the Lenders have lent or agreed to lend to [the Mortgagor]
(a) on a term basis, Term Loans in an aggregate principal amount not in excess of $395,000,000, and (b) on a revolving basis, Revolving Loans, at any time and from time to time prior to the Revolving Credit Maturity Date, in an aggregate principal amount at any time outstanding not in excess of $_____________ and
(ii) the Fronting Bank has issued and has agreed to issue Letters of Credit in an aggregate face amount at any time outstanding not in excess of $______________ in each case on the terms and subject to the conditions of the Credit Agreement.





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     B. In order to induce the Lenders to make Loans and the Fronting Bank to issue Letters of Credit, the Subsidiary Guarantors and [Mortgagor] have agreed to guarantee pursuant to the Subsidiary Guarantee Agreement and the Parent Guarantee Agreement, respectively, the due and punctual payment and performance of the Obligations (as defined in paragraph C below).

     C. The obligations of the Lenders to make Loans and of the Fronting Bank to issue Letters of Credit under the Credit Agreement are conditioned upon, among other things, the execution and delivery by the Mortgagor of this Mortgage in the form hereof, to secure (a) the due and punctual payment by the Mortgagor of
(i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Mortgagor under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Mortgagor to the Secured Parties under the Credit Agreement, this Mortgage and the other Loan Documents to which the Mortgagor is or is to be a party, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Mortgagor under or pursuant to the Credit Agreement, this Mortgage and the other Loan Documents, (c) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each Loan Party under or pursuant to this Mortgage and the other Loan Documents and (d) the due and punctual payment and performance of all obligations of the Mortgagor under each Interest Rate Protection Agreement entered into with any counterparty that was a Lender (or an Affiliate of a Lender) at the time such Interest Rate Protection Agreement was entered into (all the monetary and other obligations referred to in this paragraph C being referred to collectively, as the "Obligations").

     D. Pursuant to the requirements of the Credit Agreement, the Mortgagor is entering into this Mortgage to create a security interest in the Mortgaged Property (as defined herein) to secure the performance and payment by the Mortgagor of the Obligations. The Credit Agreement also requires the granting by the Mortgagor of mortgages (the "Other Mortgages") that create security interests in

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certain Mortgaged Properties other than the Mortgaged Property to secure the performance of the Obligations.


                                Granting Clauses

     NOW THEREFORE, IN CONSIDERATION OF the foregoing and in order to secure (A) the due and punctual payment and performance of the Obligations, (B) the due and punctual payment by the Mortgagor of all taxes and insurance premiums relating to the Mortgaged Property and (C) all disbursements made by Mortgagee for the payment of taxes, common area charges or insurance premiums, all fees, expenses or advances in connection with or relating to the Mortgaged Property, and interest on such disbursements and other amounts not timely paid in accordance with the terms of the Credit Agreement, this Mortgage and the other Loan Documents, Mortgagor hereby grants, conveys, warrants, mortgages, assigns and pledges to the Mortgagee (for the ratable benefit of the Secured Parties), all the following described property (the "Mortgaged Property") whether now owned or held or hereafter acquired:

          (1) all Mortgagor's right, title and interest in all the fee estate in the land more particularly described on Exhibit A hereto (the "Land"), together with all rights appurtenant thereto, including the easements over certain other adjoining land granted by any easement agreements, covenant or restrictive agreements and all air rights, mineral rights, water rights, oil and gas rights and development rights, if any, relating thereto, and also together with all of the other easements, rights, privileges, interests, hereditaments and appurtenances thereunto belonging or in anyway appertaining and all of the estate, right, title, interest, claim or demand whatsoever of Mortgagor therein and in the streets and ways adjacent thereto, either in law or in equity, in possession or expectancy, now or hereafter acquired (the "Premises");

          (2) all Mortgagor's right, title and interest in all buildings, improvements, structures, paving, parking areas, walkways and landscaping now or hereafter erected or located upon the Land, and all fixtures of every kind and type affixed to the Premises or attached to or forming part of any structures, buildings or improvements and replacements thereof now or hereafter erected or located upon the Land (the "Improvements");

          (3) all machinery, devices, fixtures, apparatus, interior improvements, appurtenances and equipment of every kind and nature whatsoever (other than rolling stock and motor vehicles) owned by the Mortgagor and now or hereafter attached

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     to or placed in or upon the Premises or the improvements, or any part thereof, and used or procured for use in connection with the operation of the Premises or used in connection with the conduct of any business thereon (collectively, the "Equipment");

          (4) all Mortgagor's right, title and interest in and to all real estate tax refunds and all proceeds of the conversion, voluntary or involuntary, of any of the Mortgaged Property into cash or liquidated claims ("Proceeds"), including Proceeds of insurance maintained by the Mortgagor and condemnation awards, any awards that may become due by reason of the taking by eminent domain or any transfer in lieu thereof of the whole or any part of the Premises or Improvements or any rights appurtenant thereto, and any awards for change of grade of streets, together with any and all moneys now or hereafter on deposit for the payment of real estate taxes, assessments or common area charges levied against the Mortgaged Property, unearned premiums on policies of fire and other insurance maintained by the Mortgagor covering any interest in the Mortgaged Property or required by the Credit Agreement; and

          (5) all Mortgagor's right, title and interest in and to all of the rents, income, receipts, revenues, issues, benefits and profits of the Premises, all extensions, improvements, betterments, renewals, substitutes and replacements of and all additions and appurtenances to, the Land, the Premises, the Equipment and the Improvements, hereinafter acquired by or released to the Mortgagor or constructed, assembled or placed by the Mortgagor on the Land, the Premises or the Improvements, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, deed of trust, conveyance, assignment or other act by the Mortgagor, all of which shall become subject to the lien of this Mortgage as fully and completely, and with the same effect, as though now owned by the Mortgagor and specifically described herein.

     TO HAVE AND TO HOLD the Mortgaged Property unto the Mortgagee, its successors and assigns, for the ratable benefit of the Secured Parties, forever, subject only to the Permitted Encumbrances (as hereinafter defined) and to satisfaction and cancellation as provided in Section 3.04.



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                                    ARTICLE I

             Representations, Warranties and Covenants of Mortgagor

     Mortgagor agrees, covenants, represents and/or warrants as follows:

     SECTION 1.01. Title. (a) Mortgagor has good and marketable title to an indefeasible fee estate in the Land and Improvements subject to no lien, charge or encumbrance, and this Mortgage is and will remain a valid and enforceable first and prior lien on the Premises and Improvements subject only to, in each case, Liens permitted by Section 6.02 of the Credit Agreement and the exceptions and encumbrances referred to in Schedule B to the title insurance policy being issued to insure the lien of this Mortgage (collectively, the "Permitted Encumbrances"). The Permitted Encumbrances do not materially interfere with the current use, enjoyment or operation of the Mortgaged Property.

     (b) The Mortgaged Property is served by water, gas, electric, septic, storm and sanitary sewage facilities, and such utilities serving the Premises and the Improvements are located in and in the future will be located fully within the Premises. There is vehicular access to the Premises and the Improvements which is provided by, either a public right-of-way abutting and contiguous with the Land or valid recorded unsubordinated easements.

     (c) Mortgagor has not received any notice of, nor has any knowledge of any pending or contemplated condemnation proceeding affecting the Mortgaged Property or any sale or disposition thereof in lieu of condemnation. Mortgagor is not obligated under any right of first refusal, option or other contractual right to sell, assign or otherwise dispose of any Mortgaged Property or any interest therein.

     (d) All easement agreements, covenants or restrictive agreements, supplemental agreements and any other instruments hereinabove referred to and mortgaged hereby (collectively, the "Agreements") are and will remain valid, subsisting and in full force and effect, unless the failure to remain valid, subsisting and in full force and effect, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the Mortgaged Property, and Mortgagor is not in default thereunder and has fully performed the material terms thereof required to be performed through the date hereof, and has no knowledge of any default thereunder or failure to fully perform the terms thereof by any other party, nor of the occurrence of any event that after notice or the passage of time or both will constitute a default thereunder.


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     (e) Mortgagor has good and lawful right and full power and authority to mortgage the Mortgaged Property and will forever warrant and defend its title to the Mortgaged Property, the rights of Mortgagee therein under this Mortgage and the validity and priority of the lien of this Mortgage thereon against the claims of all persons and parties except those having rights under Permitted Encumbrances to the extent of those rights.

     (f) This Mortgage, when duly recorded in the appropriate public records, will create a valid, perfected and enforceable lien upon and security interest in all the Mortgaged Property and there will be no defenses or offsets to this Mortgage that will be asserted by Mortgagor or its Affiliates (or any third party defense or offset now known to Mortgagor or its Affiliates) or to any of the Obligations secured hereby for so long as any portion of the Obligations is outstanding.

     SECTION 1.02. Credit Agreement; Certain Amounts. (a) This Mortgage is given pursuant to the Credit Agreement, relevant portions of which are attached hereto as Appendix A. Each and every term and provision of the Credit Agreement (excluding the governing law provisions thereof), whether or not such provisions are attached hereto, and including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties thereto shall be considered as if a part of this Mortgage.

     (b) To the extent the representations and covenants contained in this Mortgage are more stringent or expansive than comparable representations and covenants contained in the Credit Agreement, the representations and covenants contained herein shall be construed to supplement the representations and covenants in the Credit Agreement without creating a conflict or inconsistency therewith, and Mortgagor shall be bound to the more stringent or expansive representations and covenants hereunder.

     (c) If any remedy or right of Mortgagee pursuant hereto is acted upon by Mortgagee or if any actions or proceedings (including any bankruptcy, insolvency or reorganization proceedings) are commenced in which Mortgagee is made a party and is obliged to defend or uphold or enforce this Mortgage or the rights of Mortgagee hereunder, or if a condemnation proceeding is instituted affecting the Mortgaged Property, Mortgagor will pay all reasonable sums, including reasonable attorneys' fees and disbursements, incurred by Mortgagee related to the exercise of any remedy or right of Mortgagee pursuant hereto or for the reasonable expense of any such action or proceeding together with all statutory or other costs, disbursements and allowances, interest thereon from the date of demand for payment thereof at the rate specified in clause (b) of Section 2.07 of the Credit Agreement (the "Default Interest

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Rate"), and such sums and the interest thereon shall, to the extent permissible by law, be a lien on the Mortgaged Property prior to any right, title to, interest in or claim upon the Mortgaged Property attaching or accruing subsequent to the recording of this Mortgage and shall be secured by this Mortgage to the extent permitted by law. Any payment of amounts due under this Mortgage not made on or before the due date for such payments shall accrue interest daily without notice from the due date until paid at the Default Interest Rate, and such interest at the Default Interest Rate shall be immediately due upon demand by Mortgagee.

     SECTION 1.03. Payment of Taxes, Liens and Charges. (a) Except as may be permitted by Section 5.03 of the Credit Agreement, Mortgagor will pay and discharge from time to time prior to the time when the same shall become delinquent, and before any interest or penalty accrues thereon or attaches thereto, all taxes of every kind and nature, all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents, all vault charges, and all other public charges, and all service charges, common area charges, private maintenance charges, utility charges and all other private charges, whether of a like or different nature, imposed upon or assessed against the Mortgaged Property or any part thereof or arising in respect of the occupancy, use or possession thereof.

     (b) In the event of the passage of any state, Federal, municipal or other governmental law, order, rule or regulation subsequent to the date hereof (i) deducting from the value of real property for the purpose of taxation any lien or encumbrance thereon or in any manner changing or modifying the laws now in force governing the taxation of this Mortgage or debts secured by mortgages or deeds of trust (other than laws governing income, franchise and similar taxes generally) or the manner of collecting taxes thereon and (ii) imposing a tax to be paid by Mortgagee, either directly or indirectly, on this Mortgage or any of the Loan Documents or to require an amount of taxes to be withheld or deducted therefrom, Mortgagor will promptly notify Mortgagee of such event. In such event Mortgagor shall (i) agree to enter into such further instruments as may be reasonably necessary or desirable to obligate Mortgagor to make any applicable additional payments and (ii) Mortgagor shall make such additional payments.

     (c) At any time that an Event of Default shall occur hereunder and be continuing, or if required by any law applicable to Mortgagor or to Mortgagee, Mortgagee shall have the right to direct Mortgagor to make an initial deposit on account of real estate taxes and assessments, insurance premiums and common area charges, levied against or payable in respect of the Mortgaged Property in advance and thereafter semi-annually, each such deposit to be equal to one-half of any such annual charges estimated in

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a reasonable manner by Mortgagee in order to accumulate with Mortgagee sufficient funds to pay such taxes, assessments, insurance premiums and charges.

     SECTION 1.04. Payment of Closing Costs. Mortgagor shall pay all costs in connection with, relating to or arising out of the preparation, execution and recording of this Mortgage, including title company premiums and charges, inspection costs, survey costs, recording fees and taxes, reasonable attorneys', engineers', appraisers' and consultants' fees and disbursements and all other similar reasonable expenses of every kind.

     SECTION 1.05. Alterations and Waste; Plans. (a) Except as may be permitted by the Credit Agreement, no Improvements will be materially altered or demolished or removed in whole or in part by Mortgagor. Mortgagor will not erect any additions to the existing Improvements or other structures on the Premises which will materially interfere with the operation conducted thereon on the date hereof, without the written consent of Mortgagee. Mortgagor will not commit any waste on the Mortgaged Property or make any alteration to, or change in the use of, the Mortgaged Property that will diminish the utility thereof for the operation of the business except as may be permitted under the Credit Agreement or materially increase any ordinary fire or other hazard arising out of construction or operation, but in no event shall any such alteration or change be contrary to the terms of any insurance policy required to be kept pursuant to
Section 1.06. Mortgagor will maintain and operate the Improvements in good repair, working order and condition, reasonable wear and tear excepted.

     (b) To the extent the same exist on the date hereof or are obtained in connection with future permitted alterations, Mortgagor shall maintain a complete set of final plans, specifications, blueprints and drawings for the Mortgaged Property either at the Mortgaged Property or in a particular office at the headquarters of Mortgagor to which Mortgagee shall have access upon reasonable advance notice and at reasonable times.

     SECTION 1.06. Insurance. Mortgagor will keep or cause to be kept the Improvements insured against such risks, and in the manner, required by Section
5.02 of the Credit Agreement.

     SECTION 1.07. To Comply with Laws.

     (a) The Mortgagor, at its own expense, will promptly cure all material violations of law affecting the Mortgaged Property and the use and operation thereof and will comply with, or cause to be complied with, in all material respects all present and future legal requirements, all to the extent required by the Credit Agreement.

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     (b) The Mortgagor will use and permit the use of the Mortgaged Property only in accordance with any applicable licenses and permits issued by governmental authorities, all to the extent required by the Credit Agreement.

     (c) The Mortgagor will procure, pay for and maintain all material permits, licenses and other authorizations required to be procured and/or maintained by the owners and/or operators of the Mortgaged Property for any use of the Mortgaged Property, or any part thereof, then being made and for the lawful and proper operation and maintenance thereof, all to the extent required by the Credit Agreement.

     SECTION 1.08. Restrictions on Transfers and Encumbrances. Except as permitted by the Credit Agreement, Mortgagor shall not directly or indirectly sell, convey, alienate, assign, lease, sublease, license, mortgage, pledge, encumber or otherwise transfer, create, consent to or suffer the creation of any lien, charges or any form of encumbrance upon any interest in or any part of the Mortgaged Property, or be divested of its title to the Mortgaged Property or any interest therein in any manner or way, whether voluntarily or involuntarily (other than resulting from a condemnation), or engage in any common, cooperative, joint, time-sharing or other congregate ownership of all or part thereof; provided, however, that Mortgagor may in the ordinary course of business within reasonable commercial standards, enter into easement or covenant agreements that relate to and/or benefit the operation of the Mortgaged Property and that do not materially or adversely affect the use and operation of the same (except for customary utility easements that service the Mortgaged Property, which are permitted).

     SECTION 1.09. Filing and Recording. Mortgagor will cause this Mortgage, any other security instrument creating a security interest in or evidencing the lien hereof upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the security interest of Mortgagee in, the Mortgaged Property. Mortgagor will pay all filing, registration or recording fees, and all reasonable expenses incidental to the execution and acknowledgment of this Mortgage, any mortgage supplemental hereto, and any instrument of further assurance and all Federal, state, county and municipal recording, documentary or intangible taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution, delivery and recording of this Mortgage, any mortgage supplemental hereto, or any instrument of further assurance.


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     SECTION 1.10. Further Assurances. Upon demand by Mortgagee, Mortgagor will, at the cost of Mortgagor and without expense to Mortgagee, do, execute, acknowledge and deliver all such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Mortgagee shall from time to time reasonably require for the better assuring, conveying, assigning, transferring and confirming unto Mortgagee the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage, or for filing, registering or recording this Mortgage.

     SECTION 1.11. Additions to Mortgaged Property. All right, title and interest of Mortgagor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Property hereafter acquired by or released to Mortgagor or constructed, assembled or placed by Mortgagor upon the Premises or the Improvements, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case without any further mortgage, conveyance, assignment or other act by Mortgagor, shall become subject to the lien and security interest of this Mortgage as fully and completely and with the same effect as though now owned by Mortgagor and specifically described in the grant of the Mortgaged Property above, but at any and all times Mortgagor will execute and deliver to Mortgagee any and all such further assurances, mortgages, conveyances or assignments thereof as Mortgagee may reasonably require for the purpose of expressly and specifically subjecting the same to the lien and security interest of this Mortgage.

     SECTION 1.12. No Claims Against Mortgagee. Nothing contained in this Mortgage shall constitute any consent or request by Mortgagee, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof, nor as giving Mortgagor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Mortgagee in respect thereof.


                                   ARTICLE II

                  Leases; Assignment As Further Security, Etc.



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     SECTION 2.01. Assignment of Leases, Rents, Issues and Profits. As further security for the payment and performance of the Obligations secured hereby, the Mortgagor hereby presently, irrevocably, absolutely and unconditionally transfers, assigns and sets over unto the Mortgagee all leases, if any, now or hereafter entered into by Mortgagor with respect to all or any part of the Mortgaged Property, and all renewals, extensions, subleases or assignments thereof, and all other occupancy agreements (written or oral), by concession, license or otherwise (individually, a "Lease" and collectively, the "Leases"), together with all of Mortgagor's right, title and interest in and to all of the following (collectively, the "Rents"): the rents, income, receipts, revenues, issues and profits arising therefrom, such assignment of Rents to be absolute and not only collateral, subject to the license to collect, use and enjoy such Rents granted pursuant to Section 2.02(a) hereof. This assignment shall automatically terminate upon the release of the lien of this Mortgage.

     SECTION 2.02. Entry Upon Default.

     (a) So long as no Event of Default shall have occurred and be continuing, the Mortgagor shall have the license to collect (but not more than one month in advance (except for any security deposit)) all of the Rents and other payments, if any, from the Leases and from the Mortgaged Property generally and to use and enjoy the same in the manner provided herein.

     (b) If an Event of Default shall have occurred and be continuing, after the expiration of the applicable cure period, if any, in addition to its rights and remedies set forth in Article IV, the Mortgagee may (if permitted by applicable law) as attorney-in-fact of the Mortgagor, make, enforce, or modify any of the Leases; obtain tenants for and evict tenants from the Mortgaged Property; demand, fix and modify the Rents from the Mortgaged Property; institute all legal proceedings (including summary proceedings) for collection of all Rents; obtain possession of the Mortgaged Property or any part thereof, or enforce any other rights theretofore exercisable by the Mortgagor; do any and all other acts which the Mortgagee deems proper to protect the security hereof; and, with or without taking possession of the Mortgaged Property, in the Mortgagor's own name, sue for or otherwise collect and receive all Rents, including those past due and unpaid, and apply the same, less the reasonable costs and expenses of operation and collection, including reasonable attorneys' fees, to the Obligations secured hereby, whether then matured or not, until the same shall have been paid in full; provided, however, that any balance remaining after the indebtedness secured hereby shall have been paid in full shall be turned over to the Mortgagor or such other person as may lawfully be entitled thereto. Neither the entry upon and taking possession of the Mortgaged Property, nor the

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collection and application of the Rents or other charges thereof as aforesaid, nor any other action taken by the Mortgagee in connection therewith, shall cure or waive any default hereunder or waive or modify any notice thereof or notice of acceleration of the Obligations theretofore given by the Mortgagee.

     (c) If an Event of Default shall have occurred and be continuing, notice in writing by the Mortgagee to the tenants under the Leases advising them that the Mortgagor has defaulted hereunder and requesting that all future Rents under the Leases be made to the Mortgagee (or its agent) shall be construed as conclusive authority to such tenants that such payments are to be made to the Mortgagee (or its agent). Such tenants shall be fully protected in making such payments to the Mortgagee (or its agent); and the Mortgagor hereby irrevocably constitutes and appoints the Mortgagee the attorney-in-fact and agent of the Mortgagor, coupled with an interest, for the purpose of endorsing the consent of the Mortgagor on any such notice and for taking any actions provided in subsection 2.02(b).

     (d) Upon the delivery of a written notice from the Mortgagee to the Mortgagor revoking the license granted in Section 2.02(a) hereof and invoking the Mortgagee's right to function as lessor under all of the Leases and to collect all of the Rents thereunder, constructive possession of the Mortgaged Property shall be vested in the Mortgagee, and the assignment of the Leases and the Rents contained in Section 2.01 hereof shall be activated and perfected. Notwithstanding the foregoing, such assignment shall also be activated and perfected upon the Mortgagee's exercising, if an Event of Default shall have occurred and be continuing, any of the following remedies pursuant to this
Mortgage:

          (i)  taking actual possession of the Mortgaged Property;

          (ii) moving or applying for the appointment of a receiver;

         (iii) filing or commencing an action to foreclose this Mortgage; or

          (iv) collecting the Rents directly from the tenants under the Leases.

     SECTION 2.03. No Mortgagee-In-Possession. It is understood and agreed that neither the foregoing assignment of Leases and rents, income, receipts, issues and profits to the Mortgagee nor the Mortgagee's exercise of any of its rights and remedies under this Article II shall be deemed to make the Mortgagee a "mortgagee-in-possession" or otherwise responsible or liable in any manner

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with respect to the Mortgaged Property or the use, occupancy, enjoyment or operation of any portion thereof, unless and until the Mortgagee, in person or by agent, assumes actual possession thereof, nor shall appointment of a receiver for the Mortgaged Property by any court at the request of the Mortgagee or by agreement with the Mortgagor or the entering into possession of the Mortgaged Property or any part thereof by such receiver be deemed to make the Mortgagee a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to the Mortgaged Property or the use, occupancy, enjoyment or operation of any portion thereof.

     SECTION 2.04. The Mortgagor's Covenants Regarding Leases.

     (a) The Mortgagor will use commercially reasonable efforts to enforce the terms, covenants and conditions to be performed by all tenants and other parties to any Lease or other agreement pertaining to the Mortgaged Property and will not, without the prior written consent of the Mortgagee, receive or collect rent from any tenant for a period of more than one month in advance.

     (b) If requested by the Mortgagee, at any reasonable time, and from time to time (but not more often than once each calendar year), on written notice from the Mortgagee, the Mortgagor shall deliver within 30 days to the Mortgagee a schedule of all Leases then in effect, which schedule shall include the following: (a) the name of the tenant; (b) a description of the leased space in form reasonably satisfactory to the Mortgagee, including but not limited to the approximate number of square feet so leased and the type of activity performed under such lease; (c) the rental rate, including escalations, if any; (d) the term of the Lease; and (e) such other information as the Mortgagee may reasonably request. If requested by the Mortgagee (but not more than once each year), the Mortgagor shall also deliver photocopies of all Leases accompanied by the certificate of the Mortgagor that such copies are true, complete and accurate to the best of its knowledge.

     (c) In the event of enforcement by the Mortgagee of the remedies provided for by law or by this Mortgage, each tenant shall, at the option of the Mortgagee, attorn to any Person succeeding to the interest of the Mortgagor as a result of such enforcement and shall recognize such successor in interest as landlord (or sub-landlord, as the case may be) under such Lease without change in the terms or other provision thereof (or with respect to Leases in effect as of the date hereof the Mortgagor shall use its best efforts to cause the tenants thereunder to so attorn and recognize such successor); provided, however, that such successor shall not be bound by any payment of rent or additional rent for more than one month in advance (other than any security deposit received by the Mortgagor, possession of which was actually transferred to such successor) or any amendment or modification of any such Lease made without the Mortgagee's consent or that of such successor in interest. Each such tenant shall, upon request of such successor in interest, execute and deliver instrument(s) confirming such attornment.

     (d) The Mortgagee, at its option, is authorized to foreclose or cause the foreclosure of this Mortgage in accordance with the provisions of Article IV hereof, such foreclosure to be subject to the rights of any tenants, and the failure to make any such tenants parties defendant in any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted by the Mortgagor to be, a defense to any proceedings instituted by the Mortgagee to collect the sums secured hereby or to collect any deficiency remaining unpaid after the foreclosure sale of the Mortgaged Property.


                                   ARTICLE III

              Security Agreement Under the Uniform Commercial Code


     SECTION 3.01. Security Agreement. It is the intent of the parties hereto that this Mortgage shall constitute a Security Agreement within the meaning of the Uniform Commercial Code of the State (the "Code") and the Mortgagor hereby transfers, assigns, delivers and grants unto the Mortgagee a security interest in, to and with respect to (a) the leases and rents assigned by the Mortgagor to the Mortgagee hereunder; (b) so much of the Equipment as is considered or as shall be determined to be personal property or "fixtures" (as defined in the Code), together with all replacements thereof, substitutions therefor or additions thereto; (c) all casualty insurance policies required to be maintained by Mortgagor hereunder, together with all general intangibles, contract rights and accounts arising therefrom; (d) all proceeds in any condemnation or recovery event, together with all general intangibles, contract rights and accounts arising therefrom; (e) all cash and non-cash proceeds of the above-mentioned items; and (f) all right, title and interest in and to so much of the remainder of the Mortgaged Property as is considered or shall be determined to be personal property other than records, documents and other items owned by customers of the Mortgagor and stored on the Mortgaged Property (said property described in clauses (a) through (f) above being sometimes hereinafter referred to as the "Collateral"), and the Mortgagor further agrees that a security interest shall attach thereto for the benefit of the Mortgagee to secure the Obligations. Such security interest shall extend to all collateral of the kind which is the subject of this Article III which the Mortgagor may acquire at any time during the continuation of this Mortgage. Upon the occurrence of and during the continuance of an Event of Default, after the expiration of the applicable cure period, if any, the Mortgagee may elect to treat the fixtures constituting a part of the Mortgaged Property as either real property collateral or Collateral and then proceed to exercise such rights as apply to such type of collateral. The Mortgagor hereby authorizes the Mortgagee to file financing and continuation statements with respect to the Collateral without the signature of the Mortgagor, if same is lawful, otherwise the Mortgagor agrees to execute such financing and continuation statements as the Mortgagee may reasonably request. If there shall exist and be continuing an Event of Default under this Mortgage, the Mortgagee, pursuant to the appropriate provisions of the Code and to the extent permitted by applicable law, shall have all remedies available to it under the Code and shall have the option of proceeding as to both real and personal property in accordance with its rights and remedies in respect of the real property, in which event the default provisions of the Code shall not apply. Upon the occurrence and during the continuance of any Event of Default, the Mortgagee will have all rights and remedies granted by applicable law, and particularly by the Code, including, without limitation, the right to take possession of all personal property constituting a part of the Mortgaged Property, and for this purpose the Mortgagee may enter upon any premises which any or all of such personal property is situated and take possession of and operate such personal property (or any portion thereof) or remove it therefrom. The Mortgagee may require the Mortgagor to assemble such personal property and make it available to the Mortgagee at a place to be designated by the Mortgagee which is reasonably convenient to all parties. Unless such personal property is perishable or threatens to materially decline speedily in value, the Mortgagee will give the Mortgagor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition of such Collateral is to be made. This requirement of sending reasonable notice will be met, and the Mortgagor and the Mortgagee acknowledge that such notice will be commercially reasonable within the meaning of the Code, if the notice is given to the Mortgagor as herein provided at least ten (10) days before the time of the sale or disposition. The reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by the Mortgagee shall be assessed against the Mortgagor and shall include, but not be limited to the reasonable legal expenses incurred by the Mortgagee. The Mortgagor agrees that it will not remove or permit to be removed from the Mortgaged Property any of the Collateral except as permitted by the Security Agreement. All replacements, renewals, substitutions and additions to the Collateral shall be and become immediately subject to the security interest of this Mortgage and the provisions of this Article III. The Mortgagor warrants and represents that the Collateral now is free and clear of all liens and encumbrances or security interests, other than

Permitted Encumbrances, and that all replacements of the Collateral, substitutions therefor or additions thereto, unless the Mortgagee otherwise consents, will be, free and clear of liens, encumbrances or security interests of others created after the date hereof, except for Liens permitted under the Credit Agreement.

     SECTION 3.02. Assignment of Non-Code Collateral. To the extent that any of the Collateral is not subject to the Code, the Mortgagor hereby collaterally assigns to the Mortgagee all of the Mortgagor's right, title, and interest in and to the Collateral to secure the Obligations secured hereby, together with the right of set-off with regard to such Collateral (or any part thereof). Release of the lien of this Mortgage shall automatically terminate this assignment.

     SECTION 3.03. Conflict with the Security Agreement. Notwithstanding anything to the contrary contained herein, if any provision of this Mortgage relating to the Collateral conflicts with the provisions of the Security Agreement, the terms of the Security Agreement shall control.


                                   ARTICLE IV

                              Defaults and Remedies

     SECTION 4.01. Events of Default. Any Event of Default under the Credit Agreement (as such term is defined therein) shall constitute an Event of Default under this Mortgage.

     SECTION 4.02. Demand for Payment. If an Event of Default shall occur and be continuing, then, upon written demand of Mortgagee, Mortgagor will pay to Mortgagee all amounts due hereunder and such further amount as shall be sufficient to cover the costs and expenses of collection, including attorneys' fees, disbursements and expenses incurred by Mortgagee and Mortgagee shall be entitled and empowered to institute an action or proceedings at law or in equity for the collection of the sums so due and unpaid, to prosecute any such action or proceedings to judgment or final decree, to enforce any such judgment or final decree against Mortgagor and to collect, in any manner provided by law, all moneys adjudged or decreed to be payable.

     SECTION 4.03. Rights To Take Possession, Operate and Apply Revenues. (a) If an Event of Default shall occur and be continuing, Mortgagor shall, upon demand of Mortgagee, forthwith surrender to Mortgagee actual possession of the Mortgaged Property and, if and to the extent not prohibited by applicable law, Mortgagee itself, or by such officers or agents as it may appoint, may then enter and take possession of all the Mortgaged Property without the appointment of a receiver or an application therefor, exclude Mortgagor and its agents and employees wholly therefrom, and have access to the books, papers and accounts of Mortgagor.

     (b) If Mortgagor shall for any reason fail to surrender or deliver the Mortgaged Property or any part thereof after such demand by Mortgagee, Mortgagee may to the extent not prohibited by applicable law, obtain a judgment or decree conferring upon Mortgagee the right to immediate possession or requiring Mortgagor to deliver immediate possession of the Mortgaged Property to Mortgagee, to the entry of which judgment or decree Mortgagor hereby specifically consents. Mortgagor will pay to Mortgagee, upon demand, all reasonable expenses of obtaining such judgment or decree, including reasonable compensation to Mortgagee's attorneys and agents with interest thereon at the Default Interest Rate; and all such expenses and compensation shall, until paid, be secured by this Mortgage.

     (c) Upon every such entry or taking of possession, Mortgagee may, to the extent not prohibited by applicable law, hold, store, use, operate, manage and control the Mortgaged Property, conduct the business thereof and, from time to time, (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon, (ii) purchase or otherwise acquire additional fixtures, personalty and other property, (iii) insure or keep the Mortgaged Property insured, (iv) manage and operate the Mortgaged Property and exercise all the rights and powers of Mortgagor to the same extent as Mortgagor could in its own name or otherwise with respect to the same, or (v) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted Mortgagee, all as may from time to time be directed or determined by Mortgagee to be in its best interest and Mortgagor hereby appoints Mortgagee as its true and lawful attorney-in-fact and agent, for Mortgagor and in its name, place and stead, in any and all capacities, to perform any of the foregoing acts. Mortgagee may collect and receive all the rents, issues, profits and revenues from the Mortgaged Property, including those past due as well as those accruing thereafter, and, after deducting (i) all expenses of taking, holding, managing and operating the Mortgaged Property (including compensation for the services of all persons employed for such purposes), (ii) the costs of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions, (iii) the costs of insurance, (iv) such taxes, assessments and other similar charges as Mortgagee may at its option pay, (v) other proper charges upon the Mortgaged Property or any part thereof and (vi) the compensation, expenses and disbursements of the attorneys and agents of Mortgagee, Mortgagee shall apply the remainder of the moneys and proceeds so received first to the payment of the Mortgagee for the satisfaction of the Obligations, and second, if there is any surplus, to Mortgagor, subject to the entitlement of others thereto under applicable law.

     (d) Whenever, before any sale of the Mortgaged Property under Section 4.06, all Obligations that are then due shall have been paid and all Events of Default fully cured, Mortgagee will surrender possession of the Mortgaged Property back to Mortgagor, its successors or assigns. The same right of taking possession shall, however, arise again if any subsequent Event of Default shall occur and be continuing.

     SECTION 4.04. Right To Cure Mortgagor's Failure to Perform. Should Mortgagor fail in the payment, performance or observance of any term, covenant or condition required by this Mortgage or the Credit Agreement (with respect to the Mortgaged Property), Mortgagee may pay, perform or observe the same, and all payments made or costs or expenses incurred by Mortgagee in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Mortgagor to Mortgagee with interest thereon at the Default Interest Rate. Mortgagee shall be the judge using reasonable discretion of the necessity for any such actions and of the amounts to be paid. Mortgagee is hereby empowered to enter and to authorize others to enter upon the Premises or the Improvements or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without having any obligation to so perform or observe and without thereby becoming liable to Mortgagor, to any person in possession holding under Mortgagor or to any other person.

     SECTION 4.05. Right to a Receiver. If an Event of Default shall occur and be continuing, Mortgagee, upon application to a court of competent jurisdiction, shall be entitled as a matter of right to the appointment of a receiver to take possession of and to operate the Mortgaged Property and to collect and apply the Rents. The receiver shall have all of the rights and powers permitted under the laws of the state wherein the Mortgaged Property is located. Mortgagor shall pay to Mortgagee upon demand all reasonable expenses, including receiver's fees, reasonable attorneys' fees and disbursements, costs and agent's compensation incurred pursuant to the provisions of this Section 4.05; and all such expenses shall be secured by this Mortgage and shall be, without demand, immediately repaid by Mortgagor to Mortgagee with interest thereon at the Default Interest rate. Any court-appointed receiver of all or any part of the Mortgaged Property, to the extent permitted by applicable law, shall be an agent of the court appointing such receiver and not an agent of the Mortgagee, and no acts of such receiver shall be deemed to be acts of the Mortgagee.

     SECTION 4.06. Foreclosure and Sale. (a) If an Event of Default shall occur and be continuing, Mortgagee may elect to sell the Mortgaged Property or any part of the Mortgaged Property by exercise of the power of foreclosure or of sale granted to Mortgagee by applicable law or this Mortgage. In such case, Mortgagee may commence a civil action to foreclose this Mortgage, or it may proceed and sell the Mortgaged Property to satisfy any Obligation. Mortgagee or an officer appointed by a judgment of foreclosure to sell the Mortgaged Property, may sell all or such parts of the Mortgaged Property as may be chosen by Mortgagee at the time and place of sale fixed by it in a notice of sale, either as a whole or in separate lots, parcels or items as Mortgagee shall deem expedient, and in such order as it may determine, at public auction to the highest bidder. Mortgagee or an officer appointed by a judgment of foreclosure to sell the Mortgaged Property may postpone any foreclosure or other sale of all or any portion of the Mortgaged Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale. Without further notice, Mortgagee or an officer appointed to sell the Mortgaged Property may make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale. Any person, including Mortgagor or Mortgagee or any designee or affiliate thereof, may purchase at such sale.

     (b) The Mortgaged Property may be sold subject to unpaid taxes and Permitted Encumbrances, and, after deducting all costs, fees and expenses of Mortgagee (including costs of evidence of title in connection with the sale), Mortgagee or an officer that makes any sale shall apply the proceeds of sale in the manner set forth in Section 2.08.

     (c) Any foreclosure or other sale of less than the whole of the Mortgaged Property or any defective or irregular sale made hereunder shall not exhaust the power of foreclosure or of sale provided for herein; and subsequent sales may be made hereunder until the Obligations have been satisfied, or the entirety of the Mortgaged Property has been sold.

     (d) If an Event of Default shall occur and be continuing, Mortgagee may instead of, or in addition to, exercising the rights described in Section 2.06(a) above and either with or without entry or taking possession as herein permitted, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (i) to specifically enforce payment of some or all of the Obligations, or the performance of any term, covenant, condition or agreement of this Mortgage or any other Loan Document or any other right, or
(ii) to pursue any other remedy available to Mortgagee, all as Mortgagee shall determine most effectual for such purposes.

     SECTION 4.07. Other Remedies. In connection with a sale of the Mortgaged Property and the application of the proceeds of sale as provided in Section 2.08, Mortgagee shall be entitled to enforce payment of and to receive up to the principal amount of the Obligations, plus all other charges, payments and costs due under this Mortgage, and to recover a deficiency judgment for any portion of the aggregate principal amount of the Obligations remaining unpaid, with interest.

     SECTION 4.08. Application of Sale Proceeds and Rents. After any foreclosure sale of all or any of the Mortgaged Property, Mortgagee shall receive the proceeds of sale, no purchaser shall be required to see to the application of the proceeds and Mortgagee shall apply the proceeds of the sale together with any Rents that may have been collected and any other sums that then may be held by Mortgagee under this Mortgage as follows:

          FIRST, to the payment of the costs and expenses of such sale, including compensation to Mortgagee's attorneys and agents, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by Mortgagee under this Mortgage, together with interest at the Default Interest Rate on all advances made by Mortgagee, including all taxes or assessments (except any taxes, assessments or other charges subject to which the Mortgaged Property shall have been sold) and the cost of removing any Permitted Encumbrance (except any Permitted Encumbrance subject to which the Mortgaged Property was sold);

          SECOND, to the Mortgagee for the distribution to the Secured Parties for the satisfaction of the Obligations owed to the Secured Parties; and

          THIRD, to the Mortgagor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Mortgagee shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Mortgage. Upon any sale of the Mortgaged Property by the Mortgagee (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Mortgagee or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Mortgaged Property so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Mortgagee or such officer or be answerable in any way for the misapplication thereof.

     SECTION 4.09. Mortgagor as Tenant Holding Over. If Mortgagor remains in possession of any of the Mortgaged Property after any foreclosure sale by Mortgagee, at Mortgagee's election Mortgagor shall be deemed a tenant holding over and shall forthwith surrender possession to the purchaser or purchasers at such sale or be summarily dispossessed or evicted according to provisions of law applicable to tenants holding over.

     SECTION 4.10. Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws. Mortgagor waives, to the extent not prohibited by law, (i) the benefit of all laws now existing or that hereafter may be enacted providing for any appraisement of any portion of the Mortgaged Property, (ii) the benefit of all laws now existing or that may be hereafter enacted in any way extending the time for the enforcement or the collection of amounts due under any of the Obligations or creating or extending a period of redemption from any sale made in collecting said debt or any other amounts due Mortgagee, (iii) any right to at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, homestead exemption, valuation, stay, statute of limitations, extension or redemption, or sale of the Mortgaged Property as separate tracts, units or estates or as a single parcel in the event of foreclosure or notice of deficiency, and (iv) all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of or each of the Obligations and marshalling in the event of foreclosure of this Mortgage.

     SECTION 4.11. Discontinuance of Proceedings. In case Mortgagee shall proceed to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall be discontinued or abandoned for any reason, or shall be determined adversely to Mortgagee, then and in every such case Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Mortgagee shall continue as if no such proceeding had been taken.

     SECTION 4.12. Suits To Protect the Mortgaged Property. Mortgagee shall have power (a) to institute and maintain suits and proceedings to prevent any impairment of the Mortgaged Property by any acts that may be unlawful or in violation of this Mortgage, (b) to preserve or protect its interest in the Mortgaged Property and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of or compliance with such enactment, rule or order would impair the security or be prejudicial to the interest of Mortgagee hereunder.

     SECTION 4.13. Filing Proofs of Claim. In case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Mortgagor,

Mortgagee shall, to the extent permitted by law, be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Mortgagee allowed in such proceedings for the Obligations secured by this Mortgage at the date of the institution of such proceedings and for any interest accrued, late charges and additional interest or other amounts due or that may become due and payable hereunder after such date.

     SECTION 4.14. Possession by Mortgagee. Notwithstanding the appointment of any receiver, liquidator or trustee of Mortgagor, any of its property or the Mortgaged Property, Mortgagee shall be entitled, to the extent not prohibited by law, to remain in possession and control of all parts of the Mortgaged Property now or hereafter granted under this Mortgage to Mortgagee in accordance with the terms hereof and applicable law.

     SECTION 4.15. Waiver. (a) No delay or failure by Mortgagee to exercise any right, power or remedy accruing upon any breach or Event of Default shall exhaust or impair any such right, power or remedy or be construed to be a waiver of any such breach or Event of Default or acquiescence therein; and every right, power and remedy given by this Mortgage to Mortgagee may be exercised from time to time and as often as may be deemed expedient by Mortgagee. No consent or waiver by Mortgagee to or of any breach or default by Mortgagor in the performance of the Obligations shall be deemed or construed to be a consent or waiver to or of any other breach or Event of Default in the performance of the same or any other Obligations by Mortgagor hereunder. No failure on the part of Mortgagee to complain of any act or failure to act or to declare an Event of Default, irrespective of how long such failure continues, shall constitute a waiver by Mortgagee of its rights hereunder or impair any rights, powers or remedies consequent on any future Event of Default by Mortgagor.

     (b) Even if Mortgagee (i) grants some forbearance or an extension of time for the payment of any sums secured hereby, (ii) takes other or additional security for the payment of any sums secured hereby, (iii) waives or does not exercise some right granted herein or under the Loan Documents, (iv) releases a part of the Mortgaged Property from this Mortgage, (v) agrees to change some of the terms, covenants, conditions or agreements of any of the Loan Documents,
(vi) consents to the filing of a map, plat or replat affecting the Premises,
(vii) consents to the granting of an easement or other right affecting the Premises or (viii) makes or consents to an agreement subordinating Mortgagee's lien on the Mortgaged Property hereunder; no such act or omission shall preclude Mortgagee from exercising any other right, power or privilege herein granted or intended to be granted in the event of any breach or Event of Default then made or of any subsequent default;

nor, except as otherwise expressly provided in an instrument executed by Mortgagee, shall this Mortgage be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or part of the Mortgaged Property, Mortgagee is hereby authorized and empowered to deal with any vendee or transferee with reference to the Mortgaged Property secured hereby, or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings.

     SECTION 4.16. Indemnification by Mortgagor. (i) The Mortgagor shall pay to Mortgagee upon demand all reasonable costs, charges and expenses (including, without limitation, reasonable attorneys' fees) incurred or paid at any time by the Mortgagee because of the failure of the Mortgagor to perform, comply with or abide by any of the stipulations, agreements, conditions, or covenants contained herein or in the Obligations secured hereby, together with interest thereon at the Default Interest Rate; and (ii) if any action or proceeding be commenced in which the Mortgagee, any Secured Parties or any of their respective successors, assigns, employees, agents and servants (each, an "Indemnitee", collectively, the "Indemnitees") is made a party, or in which it becomes necessary to defend or uphold the lien of this Mortgage, or the construction, operation or occupancy of the Improvements by the Mortgagor or anyone else, the Mortgagor shall indemnify, defend and hold such Indemnitees harmless from all liability by reason of said litigation, including reasonable attorneys' fees and expenses incurred by such Indemnitees in any such litigation, whether or not any such litigation is prosecuted to judgment and all reasonable sums paid by the Mortgagee for the expense of any litigation to prosecute or defend the title, rights and lien created by this Mortgage (including, without limitation, reasonable attorneys' fees) shall be paid by the Mortgagor to the Mortgagee on demand, together with interest thereon at the Default Interest Rate from the date each such payment is made, and all such sums and the interest thereon shall be a lien on the Mortgaged Property, prior to any right, title or interest in or claim upon the Mortgaged Property attaching or accruing subsequent to the lien of this Mortgage, and shall be deemed to be secured by this Mortgage. In any action or proceeding to foreclose this Mortgage, or to recover or collect the Obligations, the provisions of law respecting the recovery of costs, disbursements and allowances, if inconsistent with the foregoing, shall prevail unaffected by this covenant; provided, however, that the Mortgagor shall not be responsible for any such liability resulting from the Indemnitees' gross negligence or willful misconduct.

     SECTION 4.17. Remedies Cumulative. No right, power or remedy conferred upon or reserved to Mortgagee by this Mortgage is intended to be exclusive of any other right, power or remedy, and each and every such right, power and remedy shall be cumulative and concurrent and in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute.

     SECTION 4.18. No Merger. It is the intention of the parties hereto that if the Mortgagee shall at any time hereafter acquire title to all or any portion of the Mortgaged Property, then, and until the indebtedness secured hereby has been paid in full, the interest of the Mortgagee hereunder and the lien of this Mortgage shall not merge or become merged in or with the estate and interest of the Mortgagee as the holder and owner of title to all or any portion of the Mortgaged Property and that, until such payment, the estate of the Mortgagee in the Mortgaged Property and the lien of this Mortgage and the interest of the Mortgagee hereunder shall continue in full force and effect to the same extent as if the Mortgagee had not acquired title to all or any portion of the Mortgaged Property.

                                    ARTICLE V

                                  Miscellaneous

     SECTION 5.01. Partial Invalidity. In the event any one or more of the provisions contained in this Mortgage shall for any reason be held to be invalid, illegal or unenforceable in any respect, such validity, illegality or unenforceability shall, at the option of Mortgagee, not affect any other provision of this Mortgage, and this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

     SECTION 5.02. Notices. All notices and communications hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement.

     SECTION 5.03. Successors and Assigns. All of the grants, covenants, terms, provisions and conditions herein shall run with the Premises and the Improvements and shall apply to, bind and inure to, the benefit of the permitted successors and assigns of Mortgagor and the successors and assigns of Mortgagee.

     SECTION 5.04. Satisfaction and Cancellation. (a) The conveyance to Mortgagee of the Mortgaged Property as security, created and consummated by this Mortgage shall be null and void when all the Obligations have been indefeasibly paid in full, the Lenders have no further commitment to lend, the Revolving L/C Exposure has been reduced to zero and the Fronting Bank has no further commitment to issue Letters of Credit under the Credit Agreement.

     (b) Upon a sale or financing by the Mortgagor of all or any portion of the Mortgaged Property that is permitted under the Credit Agreement and the application of the Net Proceeds of such sale or financing in accordance with the Credit agreement, the lien of this Mortgage shall be released from the applicable portion of the Mortgaged Property. The Mortgagor shall give the Mortgagee reasonable written notice of any sale or financing of the Mortgaged Property prior to the closing of such sale or financing.

     (c) In connection with any termination or release pursuant to paragraph
(a), the Mortgage shall be marked "satisfied" by the Mortgagee, and this Mortgage shall be canceled of record at the request and at the expense of the Mortgagor. Mortgagee shall execute any documents reasonably requested by Mortgagor to accomplish the foregoing or to accomplish any release contemplated by paragraph (a) and Mortgagor will pay all costs and expenses, including reasonable attorneys' fees, disbursements and other charges, incurred by Mortgagee in connection with the preparation and execution of such documents.

     SECTION 5.05. Additional Sums Payable by the Mortgagor. All sums which, by the terms of this Mortgage, are payable by the Mortgagor to the Mortgagee shall, together with the interest thereon provided for herein, be secured by this Mortgage and added to and deemed part of the Obligations secured hereby whether or not the provision which obligates the Mortgagor to make any such payment to the Mortgagee specifically so states.

     SECTION 5.06. Subrogation. It is understood and agreed that any proceeds of the Obligations, to the extent that the same are utilized to pay or renew or extend any indebtedness of the Mortgagor, or any other indebtedness, or take up or release any outstanding liens against the Mortgaged Property, or any portion thereof, have been advanced by the Mortgagee at the Mortgagor's request. The Mortgagee shall be subrogated to any and all rights and liens owned or claimed by any owner or mortgagee of said outstanding rights and liens, however remote, regardless of whether said rights and liens are acquired by assignment or are released by the Mortgagee thereof upon payment.

     SECTION 5.07. Usury. Notwithstanding anything contained in this Mortgage to the contrary, the Mortgagee shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on the Obligations secured hereby, any amount in excess of the amount permitted and calculated at the highest lawful rate, and, in the event the Mortgagee ever receives, collects or applies as interest any amount in excess of the amount permitted and calculated at the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Obligations secured hereby, and, if the principal balance of the Obligations secured hereby is paid in full, any remaining excess shall forthwith be promptly paid to the Mortgagor, together with all interest earned thereon. In determining whether or not the interest paid or payable under any specific contingency exceeds the amount of interest permitted and calculated at the highest lawful rate, the Mortgagor and the Mortgagee shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense, fee, or premium, rather than as interest, (ii) exclude voluntary prepayments and the effect thereof, and (iii) spread the total amount of interest throughout the entire contemplated term of the indebtedness secured hereby.

     SECTION 5.08. Counterparts. This Mortgage may be simultaneously executed in a number of identical counterparts, each of which, for all purposes, shall be deemed an original.

     SECTION 5.09. Entire Agreement. This Mortgage along with the Loan Documents embodies the entire agreement and understanding between the parties relating to the subject matter hereof.

     SECTION 5.10. Fixture Filing. This Mortgage shall also constitute a "fixture filing" for purposes of the Code. Portions of the Collateral are or may become fixtures.

     SECTION 5.11. Financing Statement. The Mortgagee shall have the right at any time to file this Mortgage as a financing statement, but the failure to do so shall not impair the validity and enforceability of this Mortgage in any respect whatsoever. A photographic or other reproduction of this Mortgage, or any financing statement relating to this Mortgage, shall be sufficient as a financing statement.

     SECTION 5.12. Additional Collateral. (a) The Mortgagor acknowledges and agrees that the obligations are secured by the Mortgaged Property and various other collateral including, without limitation, at the time of execution of this Mortgage, certain personal property of the Mortgagor and other parties described in the Loan Documents. The Mortgagor specifically acknowledges and agrees that the Mortgaged Property, in and of itself, if foreclosed or realized upon would not be sufficient to satisfy the outstanding amount of the Obligations. Accordingly, the Mortgagor acknowledges that it is in the Mortgagor's contemplation that the other collateral pledged to secure the Obligations may be pursued by the Mortgagee in separate proceedings in the various states and counties where such collateral may be located and additionally that the Mortgagor and other parties liable for payment of the Obligations will remain liable for any deficiency judgements in addition to any amounts the Mortgagee may realize on sales of other property or any other collateral given as security for the Obligations. Specifically, and without limitation of the foregoing, it is agreed that it is the intent of the parties hereto that to the extent permitted by law in the event of a foreclosure of this Mortgage, that the Indebtedness evidencing the Obligations shall not be deemed merged into any judgment of foreclosure, but shall rather remain outstanding.

     (b) The Mortgagee may resort to any other security held by the Mortgagee for the payment of the Obligations in such order and manner as the Mortgagee may elect.

     (c) Notwithstanding anything contained herein to the contrary, the Mortgagee shall be under no duty to the Mortgagor or others, including, without limitation, the holder of any junior, senior or subordinate mortgage on the Property or any part thereof or on any other security held by the Mortgagee, to exercise or exhaust all or any of the rights, powers and remedies available to the Mortgagee.

     SECTION 5.13. Recordation. Mortgagee accepts this Mortgage when this Mortgage, duly executed and acknowledged, is made of public record as provided by law.

     SECTION 5.14. Conflict with the Credit Agreement. Notwithstanding anything to the contrary contained herein, if any provision of this Mortgage conflicts with the provisions of the Credit Agreement, the terms of the Credit Agreement shall control.

     SECTION 5.15. Definitions. As used in this Mortgage, the singular shall include the plural as the context requires and the following words and phrases shall have the following meanings: (a) "including" shall mean "including but not limited to"; (b) "provisions" shall mean "provisions, terms, covenants and/or conditions"; (c) "lien" shall mean "lien, charge, encumbrance, security interest, mortgage or deed of trust"; (d) "obligation" shall mean "obligation, duty, covenant and/or condition"; and (e) "any of the Mortgaged Property" shall mean "the Mortgaged Property or any part thereof or interest therein". Any act that Mortgagee is permitted to perform hereunder may be performed at any time and from time to time by Mortgagee or any person or entity designated by Mortgagee. Any act that is prohibited to Mortgagor hereunder is also prohibited to all lessees of any of the Mortgaged Property. Each appointment of Mortgagee as attorney-in-fact for Mortgagor under the Mortgage is irrevocable, with power of substitution and coupled with an interest. Subject to the applicable provisions hereof, Mortgagee has the right to refuse to grant its consent, approval or acceptance or to indicate its satisfaction, in its sole discretion, whenever such consent, approval, acceptance or satisfaction is required hereunder.

     SECTION 5.16. Multisite Real Estate Transaction. Mortgagor acknowledges that this Mortgage is one of a number of Other Mortgages and Security Documents that secure the Obligations. Mortgagor agrees that the lien of this Mortgage shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of Mortgagee and without limiting the generality of the foregoing, the lien hereof shall not be impaired by any acceptance by the Mortgagee of any security for or guarantees of any of the Obligations hereby secured, or by any failure, neglect or omission on the part of Mortgagee to realize upon or protect any Obligation or indebtedness hereby secured or any collateral security therefor including the Other Mortgages and other Security Documents. The lien hereof shall not in any manner be impaired or affected by any release (except as to the property released), sale, pledge, surrender, compromise, settlement, renewal, extension, indulgence, alteration, changing, modification or disposition of any of the Obligations secured or of any of the collateral security therefor, including the Other Mortgages and other Security Documents or of any guarantee thereof, and Mortgagee may at its discretion foreclose, exercise any power of sale, or exercise any other remedy available to it under any or all of the Other Mortgages and other Security Documents without first exercising or enforcing any of its rights and remedies hereunder. Such exercise of Mortgagee's rights and remedies under any or all of the Other Mortgages and other Security Documents shall not in any manner impair the indebtedness hereby secured or the lien of this Mortgage and any exercise of the rights or remedies of Mortgagee hereunder shall not impair the lien of any of the Other Mortgages and other Security Documents or any of Mortgagee's rights and remedies thereunder. Mortgagor specifically consents and agrees that Mortgagee may exercise its rights and remedies hereunder and under the Other Mortgages and other Security Documents separately or concurrently and in any order that it may deem appropriate and waives any rights of subrogation.

                                   ARTICLE VI

                              Particular Provisions

     This Mortgage is subject to the following provisions relating to the particular laws of the state wherein the Premises are located:

     SECTION 6.01. Applicable Law; Certain Particular Provisions. This Mortgage shall be governed by and construed in accordance with the internal law of the State of New York; provided, however, that the provisions of this Mortgage relating to the creation, perfection and enforcement of the lien and security interest created by this Mortgage in respect of the Mortgaged Property and the exercise of each remedy provided hereby, including the power of foreclosure or power of sale procedures set forth in this Mortgage, shall be governed by and construed in accordance with the internal law of the state where the Mortgaged Property is located, and Mortgagor and Mortgagee agrees to submit to jurisdiction and the laying of venue for any suit on this Mortgage in such state.


     IN WITNESS WHEREOF, this Mortgage has been duly executed and delivered to Mortgagee by Mortgagor on the date of the acknowledgment attached hereto.


WITNESSES:                            Mortgagor

                                      [GRAHAM PACKAGING COMPANY,
L.P.],
                                        a _______ limited partnership
Printed: ____________
                                      By: ____________________________
                                          Name: ______________________
Printed: ____________                     Title: _____________________

                                 ACKNOWLEDGMENT


STATE OF                            )
                                    ) ss.
COUNTY OF                           )

     The foregoing instrument was acknowledged before me on ______________, 199_, by __________________________________, on behalf of [Graham Packaging
Company, L.P.], a ________ limited partnership.


                                                                (SEAL)
                                            Notary Public,
                                                      County,
                                            My commission expires:

                                                                      Appendix A
                                                                     to Mortgage

                                Credit Agreement


See attachment.

                                                                       EXHIBIT F

                           PARENT GUARANTEE AGREEMENT


     PARENT GUARANTEE AGREEMENT, dated as of February 2, 1998, made by GRAHAM PACKAGING HOLDINGS COMPANY, a Pennsylvania limited partnership (the "Guarantor"), in favor of BANKERS TRUST COMPANY, as collateral agent (in such capacity, the "Collateral Agent") for the benefit of the Secured Parties (as such term is defined below). Reference is made to the Credit Agreement, dated as of February 2, 1998 (the "Credit Agreement"), among the Guarantor, Graham Packaging Company, a Delaware limited partnership (the "Borrower"), GPC Capital Corp. I, a Delaware corporation (the "Co-Borrower"), the Lenders (such term and each other capitalized term used but not defined having the meaning given to it in Section 1.01 of the Credit Agreement) from time to time party thereto, NationsBank, N.A., as Documentation Agent, and Bankers Trust Company, as Administrative Agent, Syndication Agent, Collateral Agent and Fronting Bank (as used herein, the term "Credit Agreement" means the Credit Agreement described above in this sentence as the same may be amended, modified, replaced, restated or supplemented from time to time, and including any agreement extending the maturity of, or restructuring the Indebtedness under such agreement or any successor agreement) (the Lenders, the Documentation Agent, the Administrative Agent, Syndication Agent, the Collateral Agent and the Fronting Bank are herein called the "Bank Creditors").


                              W I T N E S S E T H:


     WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans and the Fronting Bank has agreed to issue Letters of Credit, upon the terms and subject to the conditions set forth therein;

     WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors," and together with the Bank Creditors, the "Secured Parties");

     WHEREAS, it is a condition precedent to the obligation of the Lenders to make the Loans and the obligation of the Fronting Bank to issue Letters of Credit that the Guarantor shall have executed and delivered this Guarantee to the Collateral Agent for the ratable benefit of the Secured Parties; and

     WHEREAS, the Guarantor is the direct and indirect holder of all of the issued and outstanding Equity Interests of the Borrower, and it is to the advantage of the Guarantor that the Lenders make the Loans and the Fronting Bank issue the Letters of Credit.


     NOW, THEREFORE, in consideration of the premises and to induce the

Secured Parties to enter into the Credit Agreement and to induce the Lenders to make their respective Loans and the Fronting Bank to issue its Letters of Credit, the Guarantor hereby agrees with the Collateral Agent, for the ratable benefit of the Secured Parties, as follows:

     1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given in the Credit Agreement.

     (b) "Guarantee": this Parent Guarantee Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

     (c) "Obligations": shall mean (a) the unpaid principal of and premium, if any, and interest on the Notes and all other obligations and liabilities of the Borrower (including interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post petition interest is allowed in such proceeding) to the Bank Creditors, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), which may arise under, out of or in connection with, the Credit Agreement, this Guarantee or any other Loan Document and any obligation of the Borrower to a Lender under any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise, including all fees and disbursements of counsel to the Collateral Agent or to the Secured Parties that are required to be paid by the Borrower or a Loan Party pursuant to the terms of the Credit Agreement, this Agreement or any other Loan Document with a Lender (collectively, the "Credit Document Obligations") and (b) all obligations and liabilities of the Borrower to the Other Creditors now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Protection Agreement (all such obligations and liabilities under this clause (b) being herein collectively called the "Other Obligations").

     (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified. The words "include", "includes" and including shall be deemed to be followed by the phrase, "without limitation".

     (e) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2. Guarantee. (a) The Guarantor hereby unconditionally and irrevocably guarantees, as a primary obligor and not merely as surety, to the Collateral Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the due, punctual and complete payment and performance by the Borrower and the other Loan Parties when and as due, whether at the stated maturity, by acceleration, upon one or more dates set for prepayment or otherwise, of the Obligations.

     (b) The Guarantor further agrees to pay any and all reasonable expenses (including all reasonable fees and disbursements of counsel) which may be paid or incurred by any Secured Party in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations guaranteed by the Guarantor and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until all Interest Rate Protection Agreements are terminated, the Obligations are paid in full, no Letters of Credit are outstanding and the Commitments are terminated, notwithstanding that from time to time prior thereto while the Commitments are in effect any Loan Party may be free from any Obligations.

     (c) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Collateral Agent for the benefit of any Secured Party on account of its liability hereunder, it will notify the Collateral Agent in writing that such payment is made under this Guarantee for such purpose, provided that the failure of the Guarantor to provide such notice shall not preclude the application of such payment to the complete or partial satisfaction of the Guarantor's obligations hereunder following the Guarantor's notice to the Collateral Agent of such payment.

     3. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder or any setoff or application of funds of the Guarantor by any Secured Party, the Guarantor shall not be entitled to be subrogated to any of the rights of any Secured Party against any Loan Party or any collateral security or guarantee or right of offset held by any Secured Party for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from any Loan Party in respect of payments made by the Guarantor hereunder, until all amounts owing to the Secured Parties by any Loan Party on account of the Obligations are paid in full, no Letters of Credit are outstanding, the Commitments are terminated and all Interest Rate Protection Agreements are terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, Letters of Credit are outstanding, the Commitments shall not have been terminated or any Interest Rate Protection Agreements shall not have been terminated, such amount shall be held by the Guarantor in trust for the Secured Parties, segregated from other funds of the Guarantor, and shall forthwith upon receipt by the Guarantor, be turned over to the Collateral Agent in the exact form received by the Guarantor (duly endorsed by the Guarantor to the Collateral Agent, if required), to be applied against the Obligations, whether matured or unmatured, at such time and in such order as the Collateral Agent may determine.

     4. Amendments, etc. with respect to the Obligations; Waiver of Rights. (a) The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor, and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by any Secured Party may be rescinded by such Secured Party, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Secured Party, and the Credit Agreement, any other Loan Document, any Interest Rate Protection Agreement and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Collateral Agent (or the Required Lenders, as the case may be) or the relevant Secured Party (in the case of any such Interest Rate Protection Agreement) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. No Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, any Secured Party may, but shall be under no obligation to, make a similar demand on any Loan Party or any other guarantor, and any failure by any Secured Party to make any such demand or to collect any payments from any Loan Party or any such other guarantor or any release of any Loan Party or such other guarantor shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of any Secured Party against the Guarantor.

     (b) The Guarantor hereby acknowledges and affirms that it understands that to the extent the Obligations are secured by real property located in the State of California, the Guarantor shall be liable for the full amount of the liability hereunder notwithstanding foreclosure on such real property by trustee sale or any other reason impairing the Guarantor's or any secured creditors' right to proceed against the Borrower or any other guarantor of the Obligations.

     (c) The Guarantor hereby waives, to the fullest extent permitted by applicable law, all rights and benefits under Sections 580a, 580b, 580d and 726 of the California Code of Civil Procedure. The Guarantor hereby further waives to the fullest extent permitted by applicable law, without limiting the generality of the foregoing or any other provision hereof, all rights and benefits which might otherwise be available to the Guarantor under Sections 2809, 2810, 2815, 2819, 2821, 2839, 2845, 2848, 2849, 2850, 2899 and 3433 of the
California Civil Code.

     (d) The Guarantor waives its rights of subrogation and reimbursement and any other rights and defense available to the Guarantor by reason of Sections 2787 to 2855, inclusive, of the California Civil Code, including, without limitation, (1) any defenses the Guarantor may have to this Guarantee by reason of an election of remedies by the Secured Parties and (2) any rights or defenses the Guarantor may have by reason of protection afforded to the Borrower pursuant to the antideficiency or other laws of California limiting or discharging the Borrower's indebtedness, including, without limitation, Section 580a, 580b, 580d and 726 of the California Code of Civil Procedure. In furtherance of such provisions, the Guarantor hereby waives all rights and defenses arising out of an election of remedies of the Secured Parties, even though that election of remedies, such as a nonjudicial foreclosure destroys the Guarantor's rights of subrogation and reimbursement against the Borrower by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

     The Guarantor warrants and agrees that each of the waivers set forth above is made with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by law.

     5. Guarantee Absolute and Unconditional. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Secured Party upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between any Loan Party or the Guarantor, on the one hand, and any of the Secured Parties, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Loan Party or the Guarantor with respect to the Obligations. This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment, and not of collection, and without regard to
(a) the validity, regularity or enforceability of the Credit Agreement, any other Loan Document, any Interest Rate Protection Agreement, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Loan Party against any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Secured Party, any Loan Party or the Guarantor) which may or might in any manner or to any extent vary the risk of the Guarantor or otherwise constitutes, or might be construed to constitute, an equitable or legal discharge of any Loan Party for the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, any Secured Party may, but shall be under no obligation to, pursue such rights and remedies as it may have against any Loan Party or any other person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by any Secured Party to pursue such other rights or remedies or to collect any payments from any Loan Party or any such other person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Loan Party or any such other person or of any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Secured Party against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and its successors and assigns, and shall inure to the benefit of the Secured Parties, and their respective permitted successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by payment in full, no Letters of Credit shall be outstanding, the Commitments shall have been terminated and all Interest Rate Protection Agreements shall have been terminated, notwithstanding that from time to time while the Commitments are in effect during the term of the Credit Agreement any Loan Party may be free from any Obligations.

     6. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by any Secured Party for any reason whatsoever, including, without limitation, upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Loan Party or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Loan Party or any substantial part of its property, or otherwise, all as though such payments had not been made.

     7. Payments. The Guarantor hereby agrees that the Obligations will be paid to the Collateral Agent without setoff or counterclaim in Dollars, on the same basis as payments are made by the Borrower under Sections 2.18 and 2.19 of the Credit Agreement, at the office of the Collateral Agent located at 130 Liberty Street, New York, New York 10006.

     8. Representations and Warranties. The Guarantor represents and warrants to and with the Secured Parties that all representations and warranties in the Loan

Documents that relate to the Guarantor are true and correct in all material respects.

     9. Covenants. The Guarantor hereby covenants and agrees with the Secured Parties that, from and after the date of this Guarantee until the Obligations are paid in full, no Letters of Credit are outstanding, the Commitments are terminated and all Interest Rate Protection Agreements are terminated, unless the Required Lenders shall otherwise consent in writing, it will, and will cause each of the Subsidiaries to, comply with each covenant set forth in Articles V and VI of the Credit Agreement.

     10. Authority of Collateral Agent. The Guarantor acknowledges that the rights and responsibilities of the Collateral Agent under this Guarantee with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Collateral Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Guarantor, the Collateral Agent shall be conclusively presumed to be acting as agent for the other Secured Parties with full and valid authority so to act or refrain from acting.

     11. Notices. All notices, requests and demands to or upon any Secured Party or the Guarantor under this Guarantee shall be given in accordance with Section
9.01 of the Credit Agreement and addressed as follows:

          (a) if to the Guarantor, at its address set forth opposite its signature below;

          (b) if to the Collateral Agent:

                           Bankers Trust Company
                           130 Liberty Street
                           New York, New York 10006
                           Telephone:  (212) 250-9094
                           Telecopier: (212) 250-7218
                           Attention:  Mary Kay Coyle

          (c) if to any Bank Creditor (other than the Collateral Agent), at such address as such Bank Creditor shall have specified in the Credit Agreement;

          (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to each Grantor and the Collateral Agent; or

          (e) at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder..

     12. Severability. Any provision of this Guarantee or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the prohibited or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the prohibited or unenforceable provisions.

     13. Right of Setoff. If an Event of Default shall have occurred and be continuing under the Credit Agreement, each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Secured Party to or for the credit or the account of the Guarantor against any of and all the obligations of the Guarantor now or hereafter existing under this Guarantee irrespective of whether or not such Secured Party shall have made any demand under this Guarantee and although such obligations may be unmatured. The rights of each Secured Party under this Section 13 are in addition to other rights and remedies (including other rights of setoff) that such Secured Party may have.

     14. Integration. This Guarantee represents the agreement of the Guarantor with respect to the subject matter hereof and there are no promises or representations by the Guarantor or any Secured Party relative to the subject matter hereof not reflected herein or in the other Loan Documents.

     15. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Collateral Agent (with the consent of either (x) the Required Lenders or, to the extent required by Section 9.08 of the Credit Agreement, all of the Lenders, at all times prior to the time on which all Credit Document Obligations have been paid in full or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time on which all Credit Document Obligations have been paid in full); provided, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Parties (and not all Secured Parties in a like or similar manner) shall also require the written consent of the Requisite Creditors of such Class of Secured Parties. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Parties, i.e., whether (x) the Bank Creditors as holders of the Credit Document Obligations or
(y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Document Obligations, the Required Lenders and
(y) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements.

     (b) No Secured Party shall by any act (except by a written instrument pursuant to Section 15(a) hereof), or delay be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder or any course of dealing between the Collateral Agent and the Guarantor shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion.

     (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     16. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     17. Successors and Assigns; Release. (a) This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Guarantor and each Secured Party and their permitted successors and assigns except that the Guarantor shall not have the right to assign its rights hereunder or any interest herein (and any such attempted assignment shall be void) except as expressly contemplated by this Guarantee or by the other Loan Documents.

     (b) In the event that (x) Graham Packaging Holdings Company is liquidated, dissolved or wound-up pursuant to an IPO Reorganization as contemplated by Sections 5.11(c) and 6.05 of the Credit Agreement and (y) GPC Capital Corp. II has assumed all Obligations of Graham Packaging Holding Company pursuant to documentation reasonably satisfactory to the Collateral Agent, Graham Packaging Holdings Company shall be released from this Guarantee and this Guarantee shall, as to Graham Packaging Holdings Company, terminate, and have no further force or effect.

     18. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF

THE STATE OF NEW YORK.

     19. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTEE OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTEE AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.

     20. Jurisdiction; Consent to Service of Process. (a) The Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guarantee or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guarantee shall affect any right that any Loan Party or any Secured Party may otherwise have to bring any action or proceeding relating to this Guarantee or the other Loan Documents against the Guarantor or any Secured Party or its properties in the courts of any jurisdiction.

     (b) The Guarantor and each Secured Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guarantee or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     21. Counterparts. This Guarantee may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

     22. Limitations on Recourse. Notwithstanding anything contained herein to the contrary, the Guarantor and the Collateral Agent agree that (a) in an action to collect any amounts due under, or otherwise in respect of, this Guarantee, any Note or any other Loan Document, no current or former Holdings Partner (except to the extent any such Holdings Partner is a Loan Party) in its capacity as such will be personally liable for any amounts due or any other liability under this Guarantee, any Note or any other Loan Document, and no deficiency or personal judgment will be sought against any such Holdings Partner in its capacity as such for payment of the Indebtedness evidenced by the Credit

Agreement, any Note or any other Loan Document and (b) no property or assets of any such current or former Holdings Partner (except to the extent any such Holdings Partner is a Loan Party) in its capacity as such shall be sold, levied upon or otherwise used to satisfy any judgment rendered in connection with any action brought with respect to this Guarantee, any other Loan Document or any Note; provided, however, that nothing contained in this Section 22 shall (i) impair the validity of the Indebtedness evidenced by the Credit Agreement or the Notes, (ii) prevent the taking of any action permitted by law against Grantor or any other Loan Party or the assets of the Guarantor or any other Loan Party or the proceeds of such assets or (iii) in any way affect or impair the right of any Agent or any Lender to take any action permitted by law to realize upon any Mortgaged Property, the Collateral or any other security which may secure any Loan Party's obligations.

                                      * * *

     IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

Address:

1110 East Princess Street              GRAHAM PACKAGING HOLDINGS COMPANY
York, Pennsylvania  17403
Telephone:  (717) 849-8500
Telecopy:   (717) 849-8541
Attention:  Chief Financial Officer    By: BCP/Graham Holdings L.L.C.
                                             its general partner


                                        By: /s/ John E. Hamilton
                                           ---------------------------------
                                           Title: Vice President


                                        BANKERS TRUST COMPANY, as
                                        Collateral Agent


                                        By: /s/ Mary Kay Coyle
                                           ---------------------------------
                                           Title: Managing Director

                                                                       EXHIBIT G

                                PLEDGE AGREEMENT


     PLEDGE AGREEMENT dated as of February 2, 1998, made by each of the undersigned (each a "Pledgor" and, together with any other entity that becomes a party hereto pursuant to Section 5(d) hereof, the "Pledgors") in favor of BANKERS TRUST COMPANY, as collateral agent (in such capacity, the "Collateral Agent") for the benefit of the Secured Parties (as such term is defined below). Reference is made to the Credit Agreement, dated as of February 2, 1998 (the "Credit Agreement"), among GRAHAM PACKAGING HOLDINGS COMPANY, a Pennsylvania limited partnership ("Holdings"), GRAHAM PACKAGING COMPANY, a Delaware limited partnership (the "Borrower"), GPC Capital Corp. I, a Delaware corporation (the "Co-Borrower"), the Lenders (such term and each other capitalized term used but not defined having the meaning given it in Section 1.01 of the Credit Agreement) from time to time party thereto, NATIONSBANK, N.A., as Documentation Agent, and BANKERS TRUST COMPANY, as Administrative Agent, Syndication Agent, Collateral Agent and Fronting Bank (as used herein, the term "Credit Agreement" means the Credit Agreement described above in this sentence, as the same may be amended, modified, extended, restated or supplemented from time to time, and including any agreement extending the maturity of, or restructuring the Indebtedness under such agreement or any successor agreements) (the Lenders, the Documentation Agent, the Administrative Agent, the Syndication Agent, the Collateral Agent and the Fronting Bank are herein called the "Bank Creditors").


                              W I T N E S S E T H :


     WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans and the Fronting Bank has agreed to issue Letters of Credit, upon the terms and subject to the conditions set forth therein;

     WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors," and together with the Bank Creditors, the "Secured Parties");

     WHEREAS, it is a condition precedent to the obligations of the Lenders to make the Loans and the Fronting Bank to issue the Letters of Credit that the Pledgors (other than the Borrower) guarantee payment and performance of the Borrower's obligations under the Credit Agreement and the other Loan Documents;

     WHEREAS, in satisfaction of such condition, each Pledgor has entered into
(x) in the case of Holdings, the Parent Guarantee Agreement and (y) in the case of each other

Pledgor (other than the Borrower), the Subsidiary Guarantee Agreement, in each case for the benefit of the Secured Parties; and

     WHEREAS, it is a further condition precedent to the obligations of the Lenders to make the Loans and the Fronting Bank to issue the Letters of Credit that the Pledgors shall have executed and delivered this Pledge Agreement to the Collateral Agent for the ratable benefit of the Secured Parties, to secure payment and performance of the Pledgors' respective obligations under the Credit Agreement, the Parent Guarantee Agreement, the Subsidiary Guarantee Agreement and the other Loan Documents to which they are parties.


     NOW, THEREFORE, in consideration of the premises and to induce the Secured Parties to enter into the Credit Agreement and to induce the Lenders to make their respective Loans and the Fronting Bank to issue its Letters of Credit, each of the Pledgors hereby agrees with the Collateral Agent, for the ratable benefit of the Secured Parties, as follows:

     1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given in the Credit Agreement.

     (b) The following terms shall have the following meanings:

          "Agreement" means this Pledge Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "Bank Creditors" shall have the meaning provided in the preamble to this Agreement.

          "Code" means the Uniform Commercial Code from time to time in effect in the State of New York.

          "Collateral" means (v) the Pledged Stock, (w) the Pledged Notes, (x) the Pledged Partnership Interests, (y) the Pledged Membership Interests and
     (z) all Proceeds thereof.

          "Collateral Account" means any account established to hold money Proceeds, maintained under the sole dominion and control of and on terms and conditions reasonably satisfactory to the Collateral Agent, subject to withdrawal by the Collateral Agent for the account of the Secured Parties and the Pledgors, as provided in Section 8(a) and Section 15.

          "Credit Document Obligations" shall have the meaning provided in the preamble to this Agreement.

          "Foreign Subsidiary" means any Subsidiary incorporated or otherwise organized outside the United States of America.

          "Indemnitee" means the Secured Parties and their respective officers, directors, trustees, affiliates and controlling persons.

          "Issuers" means the collective reference to the companies identified on Schedule I attached hereto as the issuers of the Pledged Stock on the Closing Date and any other issuer of Pledged Stock acquired thereafter; each, individually, an "Issuer."

          "Obligations" shall mean (a) the unpaid principal of and premium, if any, and interest on the Notes and all other obligations and liabilities of each Pledgor (including interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Pledgor, whether or not a claim for post-filing or post petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), which may arise under, out of or in connection with, the Credit Agreement, this Agreement or any other Loan Document and any obligation of such Pledgor to a Lender under any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise, including all fees and disbursements of counsel to the Collateral Agent or to the Secured Parties that are required to be paid by a Pledgor pursuant to the terms of the Credit Agreement, this Agreement or any other Loan Document with a Lender (collectively, the "Credit Document Obligations") and (b) all obligations and liabilities of each Pledgor to the Other Creditors now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Protection Agreement including, in the case of Pledgors other than the Borrower, all obligations of such Pledgor under any Guaranty to which such Grantor is a party in respect of Interest Rate Protection Agreements (all such obligations and liabilities under this clause (b) being herein collectively called the "Other Obligations").

          "Other Creditors" shall have the meaning provided in the recitals to this Agreement.

          "Other Obligations" shall have the meaning provided in the definition of "Obligations" contained herein.

          "Partnership Assets" shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interests in other partnerships), at any time owned by any Pledged Partnership or represented by any Pledged Partnership.

          "Pledged Membership Interest" means the entire membership interest at any time owned by any Pledgor in any limited liability company (each such limited liability company, a "Pledged LLC").

          "Pledged LLC" shall have the meaning provided in the definition of "Pledged Membership Interest" contained herein.

          "Pledged Notes" means all promissory notes from time to time issued to, or held by, any Pledgor; provided that "Pledged Notes" shall not include (x) any promissory note to the extent that such note is owed to a Pledgor by a Foreign Subsidiary of Holdings if the pledge of such note hereunder would have material adverse tax consequences, (y) any promissory note evidencing Indebtedness to any Pledgor from the Borrower or any of its Subsidiaries so long as the aggregate principal amount of such Indebtedness owed by such person to such Pledgor is not in excess of $10,000,000 and (z) any promissory note evidencing non-cash consideration received by any Pledgor pursuant to Section 6.04(c) of the Credit Agreement so long as the aggregate principal amount of such promissory note or notes is not in excess of $2,000,000

          "Pledged Partnership" has the meaning provided in the definition of "Pledged Partnership Interest" contained herein.

          "Pledged Partnership Interest" means the entire partnership interests (whether general and/or limited partnership interests) at any time owned by each Pledgor in any partnership (general or limited) or similar entity (each a "Pledged Partnership").

          "Pledged Stock" means (x) with respect to persons incorporated under the laws of the United States or any State or territory thereof (each a "Domestic Corporation"), all of the shares of capital stock, at any time owned by any Pledgor, in any such Domestic Corporation, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by any such Domestic Corporation to such Pledgor while this Agreement is in effect and (y) in the case of persons that are not Domestic Corporations (each a "Foreign Corporation"), all of the shares of capital stock, at any time owned by any Pledgor, in such Foreign Corporations, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by any such Foreign Corporation to such Pledgor while this Agreement is in effect, provided that no Pledgor shall be required to pledge hereunder, and nothing herein shall be deemed to constitute a pledge hereunder of, more than 65% of the total combined voting power of all classes of capital stock of any such Foreign Corporation entitled to vote (although 100% of all classes of non-voting stock of each Foreign Corporation shall be required to be pledged).

          "Proceeds" means all "proceeds" (as such term is defined in Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof) of the Pledged Stock, Pledged Notes, Pledged Partnership Interests and Pledged Membership Interests and, in any event, shall include all dividends or other income from the Pledged, Stock Pledged Notes, Pledged Partnership Interests and Pledged Membership Interests, collections thereon or distributions with respect thereto.

          "Secured Creditors" has the meaning assigned that term in the definition of "Obligations" contained herein.

          "Securities Act" means the Securities Act of 1933, as amended.

          "U.S. Subsidiary" means any Subsidiary of Holdings that is incorporated or otherwise organized in the United States of America.

     (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section references are to this Agreement unless otherwise specified. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

     (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2. Pledge; Grant of Security Interest. (a) Each Pledgor hereby (i) pledges and delivers to the Collateral Agent, for the ratable benefit of the Secured Parties, all certificates or instruments representing or evidencing the Pledged Stock and Pledged Notes owned by such Pledgor, (ii) grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a first priority security interest in all the Collateral owned by such Pledgor from time to time, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration, upon one or more dates of prepayment or otherwise) of the Obligations and (iii) transfers and assigns to the Collateral Agent such Pledgor's Pledged Partnership Interests and Pledged Membership Interests, as the case may be, (and delivers any certificates or instruments evidencing such Pledged Partnership Interests and Pledged Membership Interests, as the case may be, duly endorsed in blank) and all of such Pledgor's right, title and interest in each Pledged Partnership and each Pledged LLC in each case including, without limitation:

          (i) all of its capital therein and its interest in all profits, losses, Partnership Assets (as defined below) and other distributions to which such Pledgor shall at any time be entitled in respect of any such Collateral;

          (ii) all other payments due or to become due to such Pledgor in respect of any such Collateral, whether under any partnership agreement, limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

          (iii) all of its claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under any partnership or other agreement or at law or otherwise in respect of any such Collateral;

          (iv) all present and future claims, if any, of such Pledgor against any Pledged Partnership and any Pledged LLC for moneys loaned or advanced, for services rendered or otherwise;

          (v) all of such Pledgor's rights under any partnership agreement, limited liability company agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to any Partnership Interest, including any power, if any, to terminate, cancel or modify any general or limited partnership agreement or limited liability company agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Pledged Partnership Interest or any Pledged Membership Interest and any Pledged Partnership or Pledged LLC, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect, or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

          (vi) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

          (vii) to the extent not otherwise included, all proceeds of any or all of the foregoing.

     (b) Notwithstanding anything to the contrary contained in subsection 2(a) hereof, if any Pledged Stock, Pledged Notes, Pledged Partnership Interests or Pledged Membership Interests (whether now owned or hereafter acquired) are uncertificated securities, the relevant Pledgor shall promptly notify the Collateral Agent thereof (it being understood that all uncertificated securities as of the Closing Date are indicated on the Schedules hereto), and shall promptly take all actions required to perfect the security interest of the Collateral Agent under applicable law (including, in any event, under Section 9-115 of the Code, if applicable). Each Pledgor further agrees to take such actions as the Collateral Agent deems reasonably necessary or desirable to effect the foregoing and to permit the Collateral Agent to exercise any of its rights and remedies hereunder.

     3. Stock Powers; Endorsements. Concurrently with the delivery to the Collateral Agent of (x) each certificate representing one or more shares of Pledged Stock to the Collateral Agent, the applicable Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by such Pledgor with, if the Collateral Agent so requests, signature guaranteed and (y) each instrument evidencing the Pledged Notes, the respective Pledgor shall duly endorse the respective instrument in blank.

     4. Representations and Warranties. Each Pledgor represents and warrants, as to itself and the Pledged Stock and Collateral pledged by it hereunder, that:

          (a) Each Issuer, as of the Closing Date, and the respective Pledgor's percentage ownership therein, is listed on Schedule I hereto.

          (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

          (c) The Pledged Notes held by such Pledgor, as of the Closing Date, consist of the promissory notes described in Schedule II where such Pledgor is listed as the payee.

          (d) On the date hereof, (x) the Pledged Partnership Interests and the Pledged Membership Interests, as the case may be, held by such Pledgor constitutes that percentage of the entire interest of the respective Pledged Partnership or Pledged LLC, as the case may be as is set forth on
     Schedule III hereto for such Pledgor and (y) such Pledgor owns no other partnership interests or membership interests.

          (e) Subject to Section 22(b), each Pledgor is the sole legal, record and beneficial owner of the Pledged Stock, the Pledged Notes, the Pledged Partnership Interests and the Pledged Membership Interests, free of any and all Liens or options in favor of, or claims of, any other person, except security interests permitted by Section 6.02 of the Credit Agreement.

          (f) This Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral and, when the Pledged Stock or Pledged Notes are delivered to the Collateral Agent, this Agreement will constitute a fully perfected first priority

     Lien on, and security interest in, all right, title and interest of the Pledgors thereunder in such Pledged Stock or Pledged Notes, in each case prior and superior in rights to any other person; provided that notwithstanding the foregoing, the representation and warranty set forth in this clause (f) shall be deemed modified to the extent necessary to effect all actions required to be taken pursuant to (and within the time periods required by) Section 5.11(d) of the Credit Agreement in order to perfect security interests under foreign jurisdictions.

          (g) each Pledged Partnership Interest and each Pledged Membership Interest has been validly acquired and is fully paid for (to the extent applicable) and is duly and validly pledged hereunder;

          (h) a notice in the form set forth in Annex IV attached hereto and by this reference made a part hereof (such notice the "Pledge Notice"), appropriately completed, notifying each Pledged Partnership or Pledged LLC, as the case may be of the existence of this Agreement and a certified copy of this Agreement have been delivered by each Pledgor to the relevant Pledged Partnership or Pledged LLC, as the case may be, and each such Pledgor has received and delivered to the Collateral Agent an acknowledgment in the form set forth in Annex V attached hereto (such acknowledgement, the "Pledge Acknowledgement"), duly executed by the relevant Pledged Partnership or Pledged LLC, as the case may be, in each case within the time period required by Section 30 of this Agreement; and

          (i) the chief executive office of such Pledgor is set forth on Annex VI hereto or such other office as such Pledgor may establish in accordance with the terms of the Security Agreement.

     5. Covenants. Each Pledgor, as to itself and the Collateral pledged by it hereunder, covenants and agrees with the Secured Parties that, from and after the date of this Agreement until this Agreement is terminated and the security interest created hereby is released, subject to Section 22(b):

          (a) If such Pledgor shall become entitled to receive or shall receive
     (x) any stock certificate (including any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock or otherwise in respect thereof, (y) any additional promissory notes or instruments therefor or any additional instruments in respect of, or constituting, Pledged Notes or (z) any additional certificates in respect of Pledged Partnership Interests or Pledged Membership Interests, such Pledgor shall accept the same as the agent of the Secured Parties, hold the same in trust for the Secured Parties and deliver the same forthwith to the Collateral Agent in the exact form received, duly indorsed by such Pledgor to the Collateral Agent, if required, and, in the case of stock certificates, together with an undated stock power covering such certificate duly executed in blank by such Pledgor, and, in the case of Pledged Partnership Interests and Pledged Membership Interests together with instruments of transfer satisfactory to the Collateral Agent, and with, if the Collateral Agent so requests, signature guaranteed, to be held by the Collateral Agent, subject to the terms hereof, as additional collateral security for the Obligations; provided that if compliance with this paragraph (a) would result in more than 65% of the total combined voting power of all classes of capital stock of any Foreign Subsidiary entitled to vote being included in the Pledged Stock, the applicable Pledgor shall pledge only such portion of such capital stock as shall result in 65% of the total combined voting power of the capital stock of such Foreign Subsidiary being included in the Pledged Stock (or such lesser portion as is owned by the relevant Pledgor). Without prejudice to the terms and conditions of the Credit Agreement, any sums paid upon or in respect of the Pledged Stock, Pledged Notes, Pledged Partnership Interests or Pledged Membership Interests upon the liquidation or dissolution (other than any liquidation or dissolution permitted by Section 5.01(a) of the Credit Agreement) of any Issuer shall be subject to Section 2.12(c) of the Credit Agreement, or upon and during the continuance of an Event of Default shall upon the written request of the Collateral Agent be paid over to the Collateral Agent to be held and applied by it hereunder as provided in
     Section 8(a) and Section 15, and in case any distribution of capital shall be made on or in respect of the Pledged Stock, Pledged Notes, Pledged Partnership Interests or Pledged Membership Interest or any property shall be distributed upon or with respect to the Pledged Stock, Pledged Notes, Pledged Partnership Interests or Pledged Membership Interests pursuant to the recapitalization or reclassification of capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall be subject to Section 2.12(c) of the Credit Agreement or, upon and during the continuance of an Event of Default upon the written request of the Collateral Agent, be delivered to the Collateral Agent to be held and applied by it hereunder as provided in Section 8(a) and Section 15. If any sums of money or property so paid or distributed in respect of the Pledged Stock, Pledged Notes, Pledged Partnership Interests or Pledged Membership Interests shall be received by such Pledgor, such Pledgor shall apply such amount in accordance with Section 2.12(c) of the Credit Agreement, or upon and during the continuance of an Event of Default, shall, upon the written request of the Collateral Agent, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of such Pledgor, for application in accordance with Section 8(a) and Section 15.

          (b) Without the prior written consent of the Collateral Agent, such Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, except to the extent the same are permitted to be issued under the Credit Agreement, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral owned by it, except as not prohibited under the terms of the Credit Agreement, (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any person with respect to, any of such Collateral, or any interest therein, except as not prohibited under the terms of the Credit Agreement and for the security interest created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Pledgor or the Collateral Agent to sell, assign or transfer any of such Collateral, except as not prohibited under the terms of the Credit Agreement.

          (c) Such Pledgor shall maintain the security interest created by it under this Agreement as a first, perfected security interest and shall defend such security interest against claims and demands of all persons whomsoever. At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Pledgor, such Pledgor shall promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral owned by such Pledgor shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall, if so requested by the Collateral Agent, be immediately delivered to the Collateral Agent duly endorsed in a manner reasonably satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement, provided that the use of the Proceeds of such Collateral shall nonetheless be governed by Sections 6 and 7.

          (d) If such Pledgor shall at any time own or acquire any Pledged Stock, Pledged Notes, Pledged Partnership Interests or Pledged Membership Interests, in each case which have not already been pledged hereunder and reflected on Schedules I through III, as appropriate, hereto, such Pledgor shall immediately pledge same hereunder and take the actions specified in
     Section 2 hereof which would have been taken had such Collateral been held by the respective Pledgor (and pledged hereunder) on the date of this Agreement. In connection with the actions required to be taken as provided above in this clause (d), on each date upon which additional Collateral is pledged pursuant to this Agreement as provided in this clause (d), the respective Pledgor shall deliver a supplement to this Pledge Agreement, substantially in the form of Exhibit A-1 to this Agreement (each, a "Pledge Agreement Supplement") adding such shares of Pledged Stock to Schedule I hereto, Pledged Notes to Schedule II hereto and/or Pledged Partnership Interests and/or Pledged Membership Interests to Schedule III hereto, as the case may be. The execution and delivery of any such instrument shall not require the consent of any Pledgor hereunder.

          (e) From time to time upon the written request of the Collateral Agent or the Required Lenders, the Pledgors shall provide updated Schedules I, II and III hereunder.

     6. Cash Dividends; Voting Rights; Proceeds. (a) Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the Pledgors of the Collateral Agent's intent to exercise its corresponding rights pursuant to Section 7 below, the Pledgors shall be permitted (x) to receive, retain and use (1) all cash dividends paid in accordance with the terms and conditions of the Credit Agreement in respect of the Pledged Stock, (2) all cash payments received in respect of the Pledged Notes and (3) all cash distributions and other payments in respect of the Pledged Partnership Interests and Pledged Membership Interests and (y) to exercise (1) all voting and corporate rights with respect to the Pledged Stock and (2) voting, consent, administration, management, amendment and other rights and remedies under any partnership agreement, limited liability company agreement or otherwise with respect to the Pledged Partnership Interests or Pledged Membership Interests, as the case may be, of such Pledgor, provided, however, that no vote shall be cast or corporate right exercised or other action taken (regardless of whether an Event of Default has occurred and is continuing) which would materially and adversely affect the rights of the Collateral Agent or the Secured Parties or their ability to exercise the same or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

     (b) Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the Pledgors of the Collateral Agent's intent to exercise its corresponding rights pursuant to Section 7 below, the Pledgors shall be permitted to receive, retain and use all other Proceeds (in addition to cash dividends as provided under Section 6(a) above) from the Collateral.

     7. Rights of the Secured Parties and the Collateral Agent. If an Event of Default shall occur and be continuing and the Collateral Agent shall give notice of its intent to exercise such rights to the Pledgors, (i) the Collateral Agent shall have the right to receive any and all Proceeds paid in respect of the Collateral and any and all Proceeds of Proceeds and make application thereof to the Obligations in the manner provided in Section 8(a) and Section 15 and (ii) all shares of the Pledged Stock and, if applicable, Pledged Notes, Pledged Partnership Interests and Pledged Membership Interests shall be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter exercise (1) all voting, corporate and other rights pertaining to such shares of the Pledged Stock and to such Pledged Notes, Pledged Partnership Interests and Pledged Membership Interests at any meeting of shareholders of any Issuer or otherwise and (2) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock and to such Pledged Notes, Pledged Partnership Interests and Pledged Membership Interests as if it were the absolute owner thereof (including the right to exchange at its discretion any and all the Pledged Stock, Pledged Partnership Interests, Pledged Membership Interests and, if applicable, Pledged Notes upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by a Pledgor or the Collateral Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, to such Pledged Partnership Interests, to such Pledged Membership Interests and to such Pledged Notes and in connection therewith, the right to deposit and deliver any and all the Pledged Stock, Pledged Partnership Interests, Pledged Membership Interests and, if applicable, Pledged Notes with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may reasonably determine), all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing. All Proceeds that are received by any Pledgor contrary to the provisions of this Section 7 shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this Section 7 shall be retained by the Collateral Agent in a Collateral Account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 8(a) and Section 15. After all Events of Default under the Credit Agreement have been cured or waived, the Collateral Agent shall, within five Business Days after all such Events of Default have been cured or waived, repay to each Pledgor all cash dividends, interest or principal that such Pledgor would otherwise be permitted to retain pursuant to the terms of
Section 6 above, but only to the extent such Proceeds remain in such Collateral Account.

     8. Remedies. (a) If an Event of Default shall have occurred and be continuing the Collateral Agent shall apply all or any part of the Proceeds held in any Collateral Account in accordance with Section 15.

     (b) If an Event of Default shall have occurred and be continuing, the Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice, required by law referred to below) to or upon the Pledgors or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Collateral Agent or any Secured Party or elsewhere upon such terms and conditions as it may reasonably deem advisable and at such prices as it may reasonably deem best, for cash or on credit or for future delivery without assumption of any risk. The Collateral Agent or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of (to the extent permitted by law) any right or equity of redemption in a Pledgor which right or equity is, to the extent permitted by law, hereby waived or released. The Collateral Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or reasonably relating to the Collateral or the any or the rights of the Collateral Agent and the Secured Parties hereunder, including reasonable attorney's fees and disbursements of counsel to the Collateral Agent, to the payment in whole or in part of the Obligations, in the order set forth in
Section 15. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be in writing and deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgors shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the reasonable fees and disbursements of any attorneys employed by the Collateral Agent or any Secured Party to collect such deficiency.

     9. Registration Rights; Private Sales. (a) If the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 8 hereof, and if in the opinion of the Collateral Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Pledgor who owns such Pledged Stock will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Collateral Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period expiring on the earlier of (A) one year from the date of the first public offering of the Pledged Stock and (B) such time that all of the Pledged Stock, or that portion thereof to be sold, is sold and (iii) to make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor who owns such Pledged Stock agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Collateral Agent shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act. Each Pledgor jointly and severally agrees to (x) indemnify, defend and hold harmless the Collateral Agent and the other Indemnitees from and against all losses, liabilities, expenses, costs (including the reasonable fees and expenses of legal counsel to the Collateral Agent) and claims (including the costs of investigation) that they may incur insofar as any such loss, liability, expense, cost or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus, offering circular or similar document (or any amendment or supplement thereto), or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any writing thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to any Pledgor or the issuer of such Pledged Stock by the Collateral Agent or any other Secured Party expressly for use therein, and (y) enter into an indemnification agreement with any underwriter of or placement agent for any Pledged Stock, on its standard form, to substantially the same effect. The Pledgors will jointly and severally bear all costs and expenses of carrying out their obligations under this Section 9.

     (b) The Pledgors recognize that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Stock, Pledge Notes, Pledged Partnership Interests or Pledged Membership Interests, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree do so.

     (c) Each Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be reasonably necessary to make such sale or sales of all or any portion of the Collateral owned by it pursuant to this
Section valid and binding and in compliance with any and all other applicable requirements of the laws of any jurisdiction. Each Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent and the Secured Parties, that the Collateral Agent and the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in the Section shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

     10. Irrevocable Authorization and Instruction to Issuer. Each Pledgor hereby authorizes and instructs each Issuer, each Pledged Partnership, each Pledged LLC and each issuer of a Pledged Note (each a "Subject Entity") to comply with any instruction received by it from the Collateral Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor, and agrees that each such Subject Entity shall be fully protected in so complying.

     11. Collateral Agent's Appointment as Attorney-in-Fact. (a) Each Pledgor hereby irrevocably constitutes, and appoints the Collateral Agent and any officer or agent of the Collateral Agent, with full irrevocable power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Pledgor and in the name of such Pledgor or in the Collateral Agent's own name, from time to time in the Collateral Agent's discretion upon and during the continuance of an Event of Default, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

     (b) Each Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in Section 11(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

     12. Duty of Collateral Agent. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar securities and property for its own account, provided that investments shall be made at the option and sole discretion of the Collateral Agent, and provided further that the Collateral Agent shall use reasonable efforts to make such investments. Neither the Collateral Agent, any Secured Party nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgors or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof.

     13. Execution of Financing Statements. Pursuant to Section 9-402 of the Code, each Pledgor authorizes the Collateral Agent to file financing statements with respect to the Collateral owned by it without the signature of such Pledgor in such form and in such filing offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

     14. Authority of Collateral Agent. Each Pledgor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out this Agreement shall, as between the Collateral Agent and the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and such Pledgor, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting.

     15. Application of Proceeds. (a) The proceeds of any sale of Collateral pursuant to Section 8(b), as well as any Collateral consisting of cash under
Section 8(a), shall be applied by the Collateral Agent as follows:

          (i) First, to the payment of the reasonable costs and expenses of the Collateral Agent as set forth in Section 8(b) hereof and in the Credit Agreement;

          (ii) Second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations shall be paid to the Secured Parties as provided in
     Section 15(e) hereof, with each Secured Party receiving an amount equal to its outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share (as defined below) of the amount remaining to be distributed;

          (iii) Third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Parties as provided in Section 15(e) hereof, with each Secured Party receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

          (iv) Fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i), (ii) and (iii) and following the termination of this Agreement pursuant to Section 22 hereof, to the relevant Pledgor or, to the extent directed by such Pledgor or a court of competent jurisdiction, to whomever may be lawfully entitled to receive such surplus.

     (b) For purposes of this Agreement, (x) "Pro Rata Share" shall mean, when calculating a Secured Party's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Party's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean (i) in the case of the Credit Document Obligations, all principal of, and interest on, all Loans, all reimbursements of L/C Disbursements theretofore made (together with all interest accrued thereon), and the aggregate stated amounts of all Letters of Credit issued under the Credit Agreement, and all Fees and (ii) in the case of the Other Obligations, all amounts due under the Interest Rate Protection Agreements (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities) and (z) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

     (c) When payments to Secured Parties are based upon their respective Pro Rata Shares, the amounts received by such Secured Parties hereunder shall be applied (for purposes of making determinations under this Section 15 only) (i) first, to their Primary Obligations (with the amount to be applied by any Secured Party to its Primary Obligations to be applied (x) first, to interest and (y) second, to any other Primary Obligations) and (ii) second, to their Secondary Obligations. If any payment to any Secured Party of its Pro Rata Share of any distribution would result in overpayment to such Secured Party, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Parties, with each Secured Parties whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Parties and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Parties entitled to such distribution.

     (d) Each of the Secured Parties agrees and acknowledges that if the Bank Creditors are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued under the Credit Agreement (which shall only occur after all outstanding Loans and reimbursement of L/C Disbursements with respect to such Letters of Credit have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Bank Creditors, as cash security for the repayment of Obligations owing to the Bank Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit, and after the application of all such cash security to the repayment of all Obligations owing to the Bank Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the Administrative Agent to the Collateral Agent for distribution in accordance with
Section 15(a) hereof.

     (e) Except as set forth in Section 15(c) hereof, all payments required to be made to the Bank Creditors hereunder shall be made to the Administrative Agent under the Credit Agreement for the account of the Bank Creditors and all payments required to be made to the Other Creditors hereunder shall be made directly to the respective Other Creditor.

     (f) For purposes of applying payments received in accordance with this
Section 15, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent under the Credit Agreement and (ii) the Other Creditors for a determination (which the Administrative Agent, each Other Creditor and the Secured Parties agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Obligations owed to the Bank Creditors or the Other Creditors, as the case may be. Unless it has actual knowledge (including by way of written notice from a Bank Creditor or an Other Creditor) to the contrary, the Administrative Agent under the Credit Agreement, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that (x) no Secondary Obligations are owing to any Bank Creditor or Other Creditor and (y) no Interest Rate Protection Agreement, or Other Obligations in respect thereof, are in existence.

     (g) It is understood that the Pledgors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the sums referred to in clause (a) of this Section 15 with respect to the relevant Grantor.

     (h) The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

     16. Pledgee Not Bound. (a) Nothing herein shall be construed to make the Collateral Agent or any other Secured Party liable as a general partner or limited partner of any Pledged Partnership or a member of any Pledged LLC and the Collateral Agent or any other Secured Party by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall not have any of the duties, obligations or liabilities of a general partner or limited partner of any Pledged Partnership or a member of any Pledged LLC. The parties hereto expressly agree that, unless the Collateral Agent shall become the absolute owner of a Pledged Partnership Interest or Pledged Membership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture or membership agreement among the Collateral Agent, any other Secured Party and/or any Pledgor.

     (b) Except as provided in the last sentence of paragraph (a) of this Section, the Collateral Agent, by accepting this Agreement, did not intend to become a general partner or limited partner of any Pledged Partnership or a member of any Pledged LLC or otherwise be deemed to be a co-venturer with respect to any Pledgor, any Pledged Partnership or any Pledged LLC either before or after an Event of Default shall have occurred. The Collateral Agent shall have only those powers set forth herein and shall assume none of the duties, obligations or liabilities of a general partner or limited partner of any Pledged Partnership or of a member of any Pledged LLC or of any Pledgor.

     (c) The Collateral Agent shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the collateral assignment hereby effected.

     (d) The acceptance by the Collateral Agent of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Collateral Agent to appear in or defend any action or proceeding relating to the

Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

     17. Security Interest Absolute. All rights of the Collateral Agent hereunder, the security interests granted hereunder and all obligations of the Pledgors hereunder shall be absolute and unconditional.

     18. Survival of Agreement. All covenants, agreements, representations and warranties made by any Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans, the execution and delivery to the Lenders of the Loan Documents or any Interest Rate Protection Agreement and the issuance by the Fronting Bank of the Letters of Credit, regardless of any investigation made by the Secured Parties, or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or L/C Disbursement, or any Fee or any other amount payable under or in respect of this Agreement, any other Loan Document or any Interest Rate Protection Agreement is outstanding and unpaid and so long as the Commitments have not been terminated.

     19. Collateral Agent's Liabilities and Expenses; Indemnification. (a) Notwithstanding anything to the contrary provided herein, the Collateral Agent assumes no liabilities with respect to any claims regarding each Pledgor's ownership (or purported ownership) of, or rights or obligations (or purported rights or obligations) arising from, the Collateral or any use (or actual or alleged misuse) whether arising out of any past, current or future event, circumstance, act or omission or otherwise, or any claim, suit, loss, damage, expense or liability of any kind or nature arising out of or in connection with the Collateral. All of such liabilities shall, as between the Collateral Agent and the Pledgors, be borne exclusively by the Pledgors.

     (b) Each Pledgor hereby jointly and severally agrees to pay all expenses of the Collateral Agent and to indemnify the Collateral Agent with respect to any and all losses, claims, damages, liabilities and related expenses in respect of this Agreement or the Collateral in each case to the extent the Borrower is required to do so pursuant to Section 9.05 of the Credit Agreement.

     (c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. Without prejudice to the survival of any other agreements contained herein, all indemnification and reimbursement obligations contained herein shall survive the payment in full of the principal and interest under the Credit Agreement, the expiration of the Letters of Credit and the termination of the Commitments or this Agreement.

     20. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 20.

     21. Jurisdiction; Consent to Service of Process. (a) Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Loan Party or any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Pledgor or any Secured Party or its properties in the courts of any jurisdiction.

     (b) Each Pledgor and each Secured Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 23 hereof. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     22. Termination and Release. (a) This Agreement and the security interest created hereunder shall terminate when all the Obligations have been fully and indefeasibly paid and when the Secured Parties have no further Commitments, no Letters of Credit are outstanding and all Interest Rate Protection Agreements have been terminated.

     (b) Upon any sale by any Pledgor of any Collateral in connection with a sale permitted by Section 6.05 of the Credit Agreement (excluding sales to Holdings, the Borrower or any of their respective Subsidiaries) or otherwise released at the direction of the Required Lenders (or all of the Lenders if required by Section 9.08 of the Credit Agreement) and the proceeds of such sale or sales or from such release are applied in accordance with Section 2.11(b) of the Credit Agreement, or, after the Credit Document Obligations have been paid in full, released in accordance with Section 25 hereof, to the extent required to be so applied, the security interest created hereunder in such Collateral shall be automatically released.

     (c) In connection with any termination or release pursuant to paragraphs
(a) and (b), (i) the Collateral Agent shall execute and deliver to each Pledgor with respect to the Collateral owned by such Pledgor, or to such person or persons as such Pledgor shall reasonably designate, against receipt, such Collateral sold, transferred or otherwise disposed together with appropriate instructions of reassignment and release, (ii) any representation, warranty or covenant contained herein relating to the Collateral shall no longer be deemed to be made with respect to such sold, transferred or otherwise disposed Collateral and (iii) all schedules hereto shall be amended (as appropriate) to reflect the respective release. Any such reassignment shall be without recourse or to any warranty by the Collateral Agent and at the expense of such Pledgor.

     (d) At any time that a Pledgor desires that the Collateral Agent assign, transfer and deliver Collateral (and releases therefor) as provided in Section 22(a) or (b) hereof, it shall deliver to the Collateral Agent a certificate signed by an executive officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to such Section 22(a) or (b).

     (e) In the event that all of the Equity Interests of one or more Pledgors is sold or otherwise disposed of (except to Holdings, the Borrower or any of their respective Subsidiaries) or liquidated in compliance with the requirements of Section 6.05 of the Credit Agreement (or any such sale or other disposition or liquidation has been approved in writing by the Required Lenders or, after all Credit Document Obligations have been paid in full, approved in accordance with Section 25 hereof) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Credit Agreement, to the extent applicable, such Pledgor shall be released from this Agreement and this Agreement shall, as to each such Pledgor or Pledgors, terminate, and have no further force or effect (it being understood and agreed that the sale of all the Equity Interests held by Holdings, the Borrower, and their Subsidiaries in one or more persons that own, directly or indirectly, all of the Equity Interests of any Pledgor shall be deemed to be a sale of such Pledgor for the purposes of this clause (e)).

     23. Notices. All notices, requests and demands to or upon the Secured Parties or the Pledgors under this Agreement shall be given or made in accordance with Section 9.01 of the Credit Agreement and addressed as follows:

          (a) if to any Pledgor, at its address set forth opposite its signature below;

          (b) if to the Collateral Agent:

                           Bankers Trust Company
                           130 Liberty Street
                           New York, New York 10006
                           Telephone:  (212) 250-9094
                           Telecopier: (212) 250-7218
                           Attention:  Mary Kay Coyle

          (c) if to any Bank Creditor (other than the Collateral Agent), at such address as such Bank Creditor shall have specified in the Credit Agreement;

          (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to each Grantor and the Collateral Agent; or

          (e) at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

     24. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition of enforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     25. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Pledgor and the Collateral Agent (with the consent of either (x) the Required Lenders or, to the extent required by Section 9.08 of the Credit Agreement, all of the Lenders, at all times prior to the time on which all Credit Document Obligations have been paid in full or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time on which all Credit Document Obligations have been paid in full); provided, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall also require the written consent of the Requisite Creditors of such Class of Secured Creditors, i.e., whether

(x) the Agents and the Lenders as holders of the Credit Agreement Obligations or
(y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Agreement Obligations, the Required Lenders and (y) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements. Notwithstanding the foregoing, additional parties may become Pledgors hereunder as provided by Section 31, and in connection therewith, supplements to this Agreement shall be executed and delivered by such parties as required by the terms hereof.

     (b) Neither the Collateral Agent nor any Secured Party shall by any act (except by a written instrument pursuant in Section 25(a) hereof) or delay be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion.

     (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     26. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     27. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Pledgors and shall inure to the benefit of the Pledgors, the Collateral Agent and the Secured Parties and their successors and assigns, provided that this Agreement may not be assigned by the Pledgors without the prior written consent of the Collateral Agent and the Secured Parties.

     28. Counterparts. This Agreement may be executed in two or more original counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

     29. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     30. NOTICES AND ACKNOWLEDGEMENTS WITH RESPECT TO PLEDGED PARTNERSHIP AND MEMBERSHIP INTERESTS. Notwithstanding anything to the contrary contained herein or in the Credit Agreement, each Pledgor hereby covenants and agrees that with respect to any Pledged Partnership Interest or Pledged Membership Interest, in each case pledged by it hereunder, such Pledgor will use its reasonable best efforts to deliver to the respective Pledged Partnerships or Pledged LLCs, as the case may be (with copies to the Collateral Agent) a Pledge Notice (appropriately completed) and such Pledgor will use its reasonable best efforts to deliver to the Collateral Agent a Pledge Acknowledgement signed by the respective Pledged Partnerships or Pledged LLCs, as the case may be, in each case within forty-five days following the date of any pledge of any Pledged Partnership Interests or Pledged Membership Interests hereunder.

     31. Additional Pledgors. Pursuant to Section 5.11 of the Credit Agreement, certain Subsidiaries of Holdings may after the date hereof be required to enter into this Agreement as a Pledgor. Upon execution and delivery, after the date hereof, by the Collateral Agent and such Subsidiary of an instrument in the form of Exhibit A-2, such Subsidiary shall become a Pledgor hereunder with the same force and effect as if originally named as a Pledgor hereunder. Each Subsidiary which is required to become a party to this Agreement shall so execute and deliver a copy of Exhibit A-2 to the Collateral Agent and, at such time, shall execute a Pledge Agreement Supplement in the form of Exhibit A-1 to this Agreement with respect to all Collateral of such Pledgor required to be pledged hereunder, which Supplement shall be completed in accordance with Exhibit A-1 and the covenants which will then be applicable to the new Pledgor pursuant to
Section 5(d) hereof. The execution and delivery of any such instrument shall not require the consent of any other Pledgor hereunder.


     32. Continuing Pledgors. The rights and obligations of each Pledgor (other than the respective released Pledgor in the case of following clause (y)) hereunder shall remain in full force and effect notwithstanding (x) the addition of any new Pledgor as a party to this Agreement as contemplated by preceding
Section 31 or otherwise and/or (y) the release of any Pledgor under this Agreement as contemplated by Section 22 or otherwise.

     33. Limitations on Recourse. Notwithstanding anything contained herein to the contrary, each Pledgor and the Collateral Agent agree that (a) in an action to collect any amounts due under, or otherwise in respect of, this Agreement, any Note or any other Loan Document, no current or former Holdings Partner (except to the extent any such Holdings Partner is a Loan Party) in its capacity as such will be personally liable for any amounts due or any other liability under this Agreement, any Note or any other Loan Document, and no deficiency or personal judgment will be sought against any such Holdings Partner in its capacity as such for payment of the Indebtedness evidenced by the Credit Agreement, any Note or any other Loan Document and (b) no property or assets of any such current or former Holdings Partner (except to the extent any such Holdings Partner is a Loan Party) in its capacity as such shall be sold, levied upon or otherwise used to satisfy any judgment rendered in connection with any action brought with respect to this Agreement, any other Loan Document or any Note; provided, however, that nothing contained in this Section 33 shall (i) impair the validity of the Indebtedness evidenced by the Credit Agreement or the Notes, (ii) prevent the taking of any action permitted by law against any Pledgor or any other Loan Party or the assets of any Pledgor or any other Loan Party or the proceeds of such assets or (iii) in any way affect or impair the right of any Agent or any Lender to take any action permitted by law to realize upon any Mortgaged Property, the Collateral or any other security which may secure any Loan Party's obligations.


                                      * * *

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.


Addresses:

1110 East Princess Street                  GRAHAM PACKAGING HOLDINGS
York, Pennsylvania  17403                     COMPANY, as a Pledgor
Telephone:    (717) 849-8500
Telecopy:     (717) 849-8541               By: BCP/Graham Holdings L.L.C.
Attention:    Chief Financial Officer          its general partner

                                           By /s/ John E. Hamilton
                                             --------------------------------
                                             Title: Vice President


1110 East Princess Street                  GRAHAM PACKAGING COMPANY,
York, Pennsylvania  17403                     as a Pledgor
Telephone:    (717) 849-8500
Telecopy:     (717) 849-8541               By: GPC Opco GP LLC
Attention:    Chief Financial Officer          its general partner

                                           By /s/ John E. Hamilton
                                             --------------------------------
                                             Title: Vice President


1110 East Princess Street                  GPC CAPITAL CORP. II
York, Pennsylvania  17403
Telephone:    (717) 849-8500
Telecopy:     (717) 849-8541
Attention:    Chief Financial Officer

                                           By /s/ John E. Hamilton
                                             --------------------------------
                                             Title: Vice President

1110 East Princess Street                  GPC OPCO GP LLC
York, Pennsylvania  17403
Telephone:    (717) 849-8500
Telecopy:     (717) 849-8541
Attention:    Chief Financial Officer
                                           By /s/ John E. Hamilton
                                             --------------------------------
                                             Title: Vice President



1110 East Princess Street                  GPC CAPITAL CORP. I
York, Pennsylvania  17403
Telephone:    (717) 849-8500
Telecopy:     (717) 849-8541
Attention:    Chief Financial Officer
                                           By /s/ John E. Hamilton
                                             --------------------------------
                                             Title: Vice President


1110 East Princess Street                  GRAHAM PACKAGING POLAND, L.P.
York, Pennsylvania  17403
Telephone:    (717) 849-8500
Telecopy:     (717) 849-8541               By: GPC Sub GP LLC, its general
Attention:    Chief Financial Officer          partner


                                           By /s/ John E. Hamilton
                                             --------------------------------
                                             Title: Vice President


1110 East Princess Stret                   GRAHAM RECYCLING COMPANY,
York, Pennsylvania  17403
Telphone:     (717) 849-8500
Telecopy:     (717) 849-8541               By: GPC Sub GP LLC, its general
Attention:    Chief Financial Officer          partner

                                           By /s/ John E. Hamilton
                                             --------------------------------
                                             Title: Vice President

1110 East Princess Street                  GRAHAM PACKAGING FRANCE PARTNERS
York, Pennsylvania  17403
Telphone:     (717) 849-8500
Telecopy:     (717) 849-8541               By:  GPC Sub GP LLC, general
Attention:    Chief Financial Officer           partner

                                           By /s/ John E. Hamilton
                                             --------------------------------
                                             Title: Vice President


1110 East Princess Street                  GRAHAM PACKAGING LATIN AMERICA, LLC
York, Pennsylvania  17403
Telphone:     (717) 849-8500
Telecopy:     (717) 849-8541
Attention:    Chief Financial Officer

                                           By /s/ John E. Hamilton
                                             --------------------------------
                                             Title: Vice President


1110 East Princess Street                  GPC SUB GP LLC
York, Pennsylvania  17403
Telphone:     (717) 849-8500
Telecopy:     (717) 849-8541
Attention:    Chief Financial Officer

                                           By /s/ John E. Hamilton
                                             --------------------------------
                                             Title: Vice President


                                           BANKERS TRUST COMPANY, as Collateral
                                           Agent


                                           By /s/ Mary Kay Coyle
                                             --------------------------------
                                             Title: Managing Director

                                                                      SCHEDULE I
                                                             TO PLEDGE AGREEMENT

                                               PLEDGED STOCK
===============================================================================================================
                                                                                           Ownership
   Pledgor                       Issuer                    Pledged Stock                    Interest
---------------------------------------------------------------------------------------------------------------
Graham Packaging           GPC Capital Corp. II        100% (Certificated)                    100%
Holdings Company
---------------------------------------------------------------------------------------------------------------
Graham Packaging           GPC Capital Corp. I         100% (Certificated)                    100%
Company
---------------------------------------------------------------------------------------------------------------
Graham Packaging           Graham                      65%                                    99%
Latin America, LLC         Brasil                      (Uncertificated)
                           Particacoes
---------------------------------------------------------------------------------------------------------------
Graham Packaging           Masko                       50%                                    50%
Poland                     Graham                      (Uncertificated)
---------------------------------------------------------------------------------------------------------------
Graham Packaging           Graham Packaging            65%                                    100%
France Partners            France Holdings S.A.        (Uncertificated)
---------------------------------------------------------------------------------------------------------------
Graham Packaging           Graham Packaging            65% (Certificated)                     100%
Company                    Canada Limited              (222,796 Shares)
===============================================================================================================

                                                                     SCHEDULE II
                                                             TO PLEDGE AGREEMENT


                                 PLEDGED NOTES

1. Intercompany Note between Graham Packaging Company and Graham Packaging France, S.A. in the amount of $40,000,000.

2. Intercompany Note between Graham Packaging Company and Graham Packaging Italy, S.r.L. in the amount of $12,000,000.

3. Intercompany Note between Graham Packaging Company and Graham Packaging Canada, Ltd. in the amount of $10,000,000.

                                                                    SCHEDULE III
                                                             TO PLEDGE AGREEMENT



         PLEDGED PARTNERSHIP INTERESTS AND PLEDGED MEMBERSHIP INTERESTS

================================================================================
                                                                       Type of
                                                                     Partnership
Pledged Entity            Pledgor               % Owned                Interest
--------------------------------------------------------------------------------
GPC Opco GP LLC        Graham Packaging          100%                   LLC
                       Holdings Company      (Uncertified)
--------------------------------------------------------------------------------
Graham Packaging       Graham Packaging           99%                   LP
Company                Holdings Company      (Uncertified)
--------------------------------------------------------------------------------
Graham Packaging       GPC Opco GP LLC             1%                   LP
Company                                      (Uncertified)
--------------------------------------------------------------------------------
GPC Sub GP LLC         Graham Packaging          100%                   LLC
                       Company               (Uncertified)
--------------------------------------------------------------------------------
Graham Packaging       Graham Packaging           99%                   GP
France Partners        Company               (Uncertified)
--------------------------------------------------------------------------------
Graham Packaging       GPC Sub GP LLC              1%                   GP
France Partners                              (Uncertified)
--------------------------------------------------------------------------------
Graham Packaging       Graham Packaging           99%                   S.r.L.
Italy                  Company               (Uncertified)
--------------------------------------------------------------------------------
Graham Packaging       GPC Sub GP LLC              1%                   S.r.L.
Italy                                        (Uncertified)
--------------------------------------------------------------------------------
LIDO Plast-Graham      Graham Packaging           99%                   S.r.L.
                       Company               (Uncertified)
--------------------------------------------------------------------------------
LIDO Plast-Graham      GPC Sub GP LLC              1%                   S.r.L.
                                             (Uncertified)
--------------------------------------------------------------------------------
Graham Packaging       Graham Packaging           99%                   LP
Poland, L.P.           Company               (Uncertified)
--------------------------------------------------------------------------------
Graham Packaging       GPC Sub GP LLC              1%                   LP
Poland, L.P.                                 (Uncertified)
--------------------------------------------------------------------------------
Graham Recycling       Graham Packaging           99%                   LP
Company, L.P.          Company               (Uncertified)
--------------------------------------------------------------------------------
Graham Recycling       GPC Sub GP LLC              1%                   LP
Company, L.P.                                (Uncertified)
================================================================================

================================================================================
                                                                       Type of
                                                                     Partnership
Pledged Entity            Pledgor               % Owned                Interest
--------------------------------------------------------------------------------
Graham Packaging       Graham Packaging           99%                   LLC
Latin America, LLC     Holdings Company      (Uncertified)
--------------------------------------------------------------------------------
Graham Packaging       GPC Sub GP LLC              1%                   LLC
Latin America, LLC                           (Uncertified)
================================================================================

                                                                     SCHEDULE IV


                              FORM OF PLEDGE NOTICE

                             [Letterhead of Pledgor]

                                                                          [Date]


TO:      [Name of Pledged Partnership]

     Notice is hereby given that, pursuant to a Pledge Agreement (a true and correct copy of which is attached hereto), dated as of February 2, 1998 (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "Pledge Agreement"), among [NAME OF PLEDGOR] (the "Pledgor"), the other pledgors from time to time party thereto and Bankers Trust Company (the "Pledgee"), as Collateral Agent on behalf of the Secured Parties described therein, the Pledgor has pledged and assigned to the Collateral Agent for the benefit of the Secured Parties and granted to the Collateral Agent for the benefit of the Secured Parties, a continuing security interest in, all right, title and interest of the Pledgor, whether now existing or hereafter arising or acquired, as a [[limited] [general] partner] [member] in [NAME OF PLEDGED PARTNERSHIP OR PLEDGED LLC] (the ["Partnership"]["LLC"]), and in, to and under the [TITLE OF APPLICABLE AGREEMENT] (the "[Partnership][LLC] Agreement"), including, without limitation:

          (i) the Pledgor's interest in all of the capital of the [Partnership][LLC] and the Pledgor's interest in all profits, losses[, Partnership Assets (as defined in the Pledge Agreement)] and other distributions to which the Pledgor shall at any time be entitled in respect of such partnership interest;

          (ii) all other payments due or to become due to the Pledgor in respect of such [partnership][membership] interest, whether under the [Partnership][LLC] Agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

          (iii) all of the Pledgor's claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under the [Partnership][LLC] Agreement or at law or otherwise in respect of such [partnership][membership] interest;

          (iv) all present and future claims, if any, of the Pledgor against the [Partnership][LLC] for moneys loaned or advanced, for services rendered or otherwise;

          (v) all of the Pledgor's rights under the [Partnership][LLC] Agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Pledgor relating to the [partnership] [membership] interest, including any power to terminate, cancel or modify the [Partnership][LLC] Agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Pledgor in

                                                                     SCHEDULE IV
                                                                          Page 2



     respect of the [partnership][membership] Interest and the [Partnership][LLC], to make determinations, to exercise any election (including, but not limited, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing [or for any Partnership Asset], to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

          (vi) all other property hereafter delivered to the Pledgor in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

          (vii) to the extent not otherwise included, all proceeds of any or all of the foregoing.

     Pursuant to the Pledge Agreement, the [Partnership][LLC] is hereby authorized and directed to register the Pledgor's pledge to the Pledgee on behalf of the Secured Creditors of the interest of the Pledgor on the [Partnership's][LLC's] books.

     The Pledgor hereby requests the [Partnership][LLC] to indicate the [Partnership's][LLC] acceptance of this Notice and consent to and confirmation of its terms and provisions by signing a copy hereof where indicated on the attached page and returning the same to the Collateral Agent on behalf of the Secured Parties.


                                    [NAME OF PLEDGOR]


                                    By_____________________________
                                      Title:

                                                                      SCHEDULE V



                          FORM OF PLEDGE ACKNOWLEDGMENT


     [NAME OF PLEDGED PARTNERSHIP/PLEDGED LLC] (the ["Partnership"/"LLC"]) hereby acknowledges receipt of a copy of the assignment by [NAME OF PLEDGOR] ("Pledgor") of its interest under the [TITLE OF APPLICABLE AGREEMENT] (the "[Partnership][LLC] Agreement") pursuant to the terms of the Pledge Agreement, dated as of February 2, 1998 (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "Pledge Agreement"), among the Pledgor, the other pledgors from time to time party thereto and Bankers Trust Company, as Collateral Agent on behalf of the Secured Parties described therein. The undersigned hereby further confirms the registration of the Pledgor's pledge of its interest to the Pledgee on behalf of the Secured Parties on the [Partnership's][LLC's] books.


Dated:  ______________ __, ____


                                      [NAME OF PLEDGED PARTNERSHIP/PLEDGED LLC]


                                      By:____________________________
                                         Title:

                                                                     SCHEDULE VI
                                                             TO PLEDGE AGREEMENT



                                OFFICE LOCATIONS

================================================================================
                     Entity                    Office Location/County
--------------------------------------------------------------------------------
Graham Packaging Holdings Company             1110 East Princess Street
                                              York, Pennsylvania 17405
                                              York County, Pennsylvania
--------------------------------------------------------------------------------
Graham Packaging Company                      1110 East Princess Street
                                              York, Pennsylvania 17405
                                              York County, Pennsylvania
--------------------------------------------------------------------------------
GPC Capital Corp. II                          1110 East Princess Street
                                              York, Pennsylvania 17405
                                              York County, Pennsylvania
--------------------------------------------------------------------------------
GPC Opco GP. LLC                              1110 East Princess Street
                                              York, Pennsylvania 17405
                                              York County, Pennsylvania
--------------------------------------------------------------------------------
GPC Capital Corp. I                           1110 East Princess Street
                                              York, Pennsylvania 17405
                                              York County, Pennsylvania
--------------------------------------------------------------------------------
Graham Packaging Poland, L.P.                 1110 East Princess Street
                                              York, Pennsylvania 17405
                                              York County, Pennsylvania
--------------------------------------------------------------------------------
Graham Recycling Company                      1110 East Princess Street
                                              York, Pennsylvania 17405
                                              York County, Pennsylvania
--------------------------------------------------------------------------------
Graham Packaging France Partners              1110 East Princess Street
                                              York, Pennsylvania 17405
                                              York County, Pennsylvania
--------------------------------------------------------------------------------
Graham Packaging Latin America, LLC           1110 East Princess Street
                                              York, Pennsylvania 17405
                                              York County, Pennsylvania
--------------------------------------------------------------------------------
GPC Sub GP LLC                                1110 East Princess Street
                                              York, Pennsylvania 17405
                                              York County, Pennsylvania
================================================================================

                                                                  EXHIBIT A-1 TO
                                                                PLEDGE AGREEMENT


                                    [FORM OF]

                           PLEDGE AGREEMENT SUPPLEMENT

               PLEDGE AGREEMENT SUPPLEMENT, dated as of [_________] (this "Supplement"), made by _________, a [_________] corporation (the "Pledgor"), in favor of BANKERS TRUST COMPANY, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (such term and each other capitalized term used but not defined having the meaning given in the Pledge Agreement, and if not defined therein, having the meaning given in the Credit Agreement referred to below) from time to time parties to the Credit Agreement, dated as of February 2, 1998 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Graham Packaging Holdings Company, a Pennsylvania limited partnership ("Holdings"), Graham Packaging Company, a Delaware limited partnership (the "Borrower"), GPC Capital Corp. I (the "Co-Borrower"), the Lenders from time to time party thereto, NationsBank, N.A., as Documentation Agent, and Bankers Trust Company, as Administrative Agent, Syndication Agent, Collateral Agent, and Fronting Bank.

     1. Reference is hereby made to that certain Pledge Agreement, dated as of February 2, 1998 (as amended, supplemented or otherwise modified as of the date hereof, the "Pledge Agreement"), made by the Pledgors party thereto in favor of the Collateral Agent.

     2. The Pledgor hereby confirms and reaffirms the security interest in the Collateral granted to the Collateral Agent for the benefit of the Secured Parties under the Pledge Agreement, and, as additional collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the Obligations and in order to induce the Secured Parties to make Loans and extend Letters of Credit under the Credit Agreement and the other Loan Documents, the Pledgor hereby delivers to the Collateral Agent, for the benefit of the Secured Parties, [(i) all of the issued and outstanding shares of Capital Stock listed in Schedule I hereto, together with all stock certificates, options, or rights of any nature whatsoever which may be issued or granted in respect of such stock while the Pledge Agreement, as supplemented hereby, is in force (the "Additional Pledged Stock"; as used in the Pledge Agreement as supplemented by this Supplement, "Pledged Stock" shall be deemed to include the Additional Pledged Stock)] [(ii) all promissory notes listed on Schedule II hereto (the "Additional Pledged Notes"; as used in the Pledge Agreement as supplemented by this Supplement, "Pledged Notes" shall be deemed to include the Additional Pledged Notes)][(iii) all partnership interests and membership interests listed on Schedule III hereto, (the "Additional Pledged Partnership Interests" and "Additional Pledged Membership Interests", as appropriate; as used in the Pledge Agreement as supplemented by this Supplement, "Pledged Partnership Interests" shall be deemed to include the Additional Pledged Partnership Interests and "Pledged Membership Interests" shall be deemed to include the Additional Pledged Membership Interests)] and hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a first security interest in the Additional Pledged Stock, Additional Pledged Notes, Additional Pledged Partnership Interests and/or Additional Pledged Membership Interests, as the case may be, and all Proceeds thereof.

     3. The Pledgor hereby represents and warrants that the representations and warranties contained in Section 4 of the Pledge Agreement are true and correct on the date of this Supplement [with references therein to the "Pledged Stock" to include the Additional Pledged Stock, [with references to the "Pledged Notes" to include the Additional Pledged Notes,] [with references to the "Pledged Partnership Interests" to include the Additional Pledged Partnership Interests,] [with references to the "Pledged Membership Interests" to include the Additional Pledged Membership Interests,] and with references to the "Pledge Agreement" to mean the Pledge Agreement as supplemented by this Supplement.

     4. This Supplement is supplemental to the Pledge Agreement, forms a part thereof and is subject to the terms thereof and the Pledge Agreement is hereby supplemented as provided herein. Without limiting the foregoing, Schedule I to the Pledge Agreement shall hereby be deemed to include each item listed on
Schedule I to this Supplement, Schedule II to the Pledge Agreement shall hereby be deemed to include each item listed on Schedule II to this Supplement and
Schedule III to the Pledge Agreement shall hereby be deemed to include each item listed on Schedule III to this supplement.

     IN WITNESS WHEREOF, the Pledgor and the Collateral Agent have caused this Supplement to be duly executed and delivered on the date first set forth above.


                                      [PLEDGOR]


                                      By____________________________________
                                        Name:
                                        Title:


                                      BANKERS TRUST COMPANY, as Collateral Agent


                                      By____________________________________
                                        Name:
                                        Title:

                                                                      SCHEDULE I
                                                  TO PLEDGE AGREEMENT SUPPLEMENT





================================================================================


                                  PLEDGED STOCK

--------------------------------------------------------------------------------
                                                                     Ownership
Pledgor             Issuer                Pledged Stock               Interest

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



================================================================================

                                                                     SCHEDULE II
                                                  TO PLEDGE AGREEMENT SUPPLEMENT


================================================================================


                                  PLEDGED NOTES

--------------------------------------------------------------------------------

Obligor                   Principal Amount (if            Maturity Date (if
                                  any)                           any)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



================================================================================

                                                                    SCHEDULE III
                                                  TO PLEDGE AGREEMENT SUPPLEMENT


================================================================================


                          PLEDGED PARTNERSHIP INTERESTS
                        AND PLEDGED MEMBERSHIP INTERESTS

--------------------------------------------------------------------------------

Pledged Entities                Percentage Owned             Type of Partnership
                                                                 Interest (if
                                                                 applicable)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



================================================================================

                                                              EXHIBIT A-2 TO THE
                                                                PLEDGE AGREEMENT


               SUPPLEMENT NO. __ dated as of [____________], to the Pledge Agreement dated as of February 2, 1998 (the "Pledge Agreement"), among the Pledgors party thereto (immediately before giving effect to this Supplement) and BANKERS TRUST COMPANY as collateral agent (the "Collateral Agent") for the Secured Parties (such term and each other capitalized term used but not defined having the meaning given it in the Pledge Agreement, and if not defined therein, having the meaning given it in Section 1.01 of the Credit Agreement referred to below).


     A. Reference is made to the Credit Agreement dated as of February 2, 1998 (as amended or modified from time to time, the "Credit Agreement"), among Graham Packaging Holdings Company ("Holdings"), Graham Packaging Company (the "Borrower"), GPC Capital Corp. I (the "Co-Borrower"), the Lenders party thereto, NationsBank, N.A., as Documentation Agent, and Bankers Trust Company, as Administrative Agent, Syndication Agent, Collateral Agent, and Fronting Bank.

     B. The Pledgors have entered into the Pledge Agreement in order to induce the Lenders to make Loans and induce the Fronting Bank to issue Letters of Credit pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Pursuant to Section 5.11 of the Credit Agreement, certain Subsidiaries of Holdings are, after the date of the Pledge Agreement, required to enter into the Pledge Agreement as a Pledgor. Section 31 of the Pledge Agreement provides that such additional Subsidiaries may become Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the "New Pledgor") is a Subsidiary of Holdings and is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Pledgor under the Pledge Agreement in order to induce the Lenders to make additional Loans and the Fronting Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

     Accordingly, the Collateral Agent and the New Pledgor agree as follows:

     SECTION 1. The New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder. Each reference to a "Pledgor" in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

     SECTION 2. The New Pledgor represents and warrants to the Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and equitable principles of general applicability.

     SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Collateral Agent.

     SECTION 4. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

     SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 7. All communications and notices hereunder shall be in writing and given as provided in the Credit Agreement. All communications and notices hereunder to the New Pledgor shall be given to it at the address set forth under its signature, with a copy to the Borrower.

     IN WITNESS WHEREOF, the New Pledgor and the Collateral Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.


                                           [NAME OF NEW PLEDGOR]


                                           By________________________________
                                             Name:
                                             Title:

                                           Address:


                                           BANKERS TRUST COMPANY, as
                                           Collateral Agent


                                           By________________________________
                                             Name:
                                             Title:

                                                                       EXHIBIT I

                         SUBSIDIARY GUARANTEE AGREEMENT


     SUBSIDIARY GUARANTEE AGREEMENT, dated as of February 2, 1998, made by each of the signatories hereto (the "Guarantors"), in favor of BANKERS TRUST COMPANY, as collateral agent (in such capacity, the "Collateral Agent") for the benefit of the Secured Parties (as such term is defined below). Reference is made to the Credit Agreement, dated as of February 2, 1998 (the "Credit Agreement"), among Graham Packaging Holdings Company, a Pennsylvania limited partnership ("Holdings"), Graham Packaging Company, a Delaware limited partnership (the "Borrower"), GPC Capital Corp. I, a Delaware corporation (the "Co-Borrower"), the Lenders (such term and each other capitalized term used but not defined having the meaning given to it in Section 1.01 of the Credit Agreement) from time to time party thereto, NationsBank, N.A., as Documentation Agent, and Bankers Trust Company, as Administrative Agent, Syndication Agent, Collateral Agent and Fronting Bank (as used herein, the term "Credit Agreement" means the Credit Agreement described above in this sentence as the same may be amended, modified, extended, restated or supplemented from time to time, and including any agreement extending the maturity of, or restructuring the Indebtedness under such agreement or any successor agreement) (the Lenders, the Documentation Agent, the Administrative Agent, Syndication Agent, the Collateral Agent and the Fronting Bank are herein called the "Bank Creditors").


                              W I T N E S S E T H:


     WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans and the Fronting Bank has agreed to issue Letters of Credit, upon the terms and subject to the conditions set forth therein;

     WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors," and together with the Bank Creditors, the "Secured Parties"); and

     WHEREAS, it is a condition precedent to the obligation of the Lenders to make the Loans and the obligation of the Fronting Bank to issue Letters of Credit that each Guarantor shall have executed and delivered this Guarantee to the Collateral Agent for the ratable benefit of the Secured Parties;


     NOW, THEREFORE, in consideration of the premises and to induce the Secured Parties to enter into the Credit Agreement and to induce the Lenders to make their respective Loans and the Fronting Bank to issue its Letters of Credit, each Guarantor hereby agrees with the Collateral Agent, for the ratable benefit of the Secured Parties, as follows:

     1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given in the Credit Agreement.

     (b) "Guarantee": this Subsidiary Guarantee Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

     (c) "Obligations" shall mean (a) the unpaid principal of and premium, if any, and interest on the Notes and all other obligations and liabilities of the Borrower (including interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post petition interest is allowed in such proceeding) to the Bank Creditors, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), which may arise under, out of or in connection with, the Credit Agreement, this Guarantee or any other Loan Document and any obligation of the Borrower to a Lender under any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise, including all fees and disbursements of counsel to the Collateral Agent or to the Secured Parties that are required to be paid by the Borrower or a Loan Party pursuant to the terms of the Credit Agreement, this Agreement or any other Loan Document with a Lender (collectively, the "Credit Document Obligations") and (b) all obligations and liabilities of the Borrower to the Other Creditors now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Protection Agreement (all such obligations and liabilities under this clause (b) being herein collectively called the "Other Obligations").

     (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified. The words "include", "includes" and including shall be deemed to be followed by the phrase, "without limitation".

     (e) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2. Guarantee. (a) Each Guarantor hereby, jointly and severally, unconditionally and irrevocably guarantees, as a primary obligor and not merely as surety, to the Collateral Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the due, punctual and complete payment and performance by the Borrower and the other Loan Parties when and as due, whether at the stated maturity, by acceleration, upon one or more dates set for prepayment or otherwise, of the Obligations.

     (b) Each Guarantor further agrees to pay any and all reasonable expenses (including all reasonable fees and disbursements of counsel) which may be paid or incurred by any Secured Party in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations guaranteed by such Guarantor and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until all Interest Rate Protection Agreements are terminated, the Obligations are paid in full, no Letters of Credit are outstanding and the Commitments are terminated, notwithstanding that from time to time prior thereto while the Commitments are in effect any Loan Party may be free from any Obligations.

     (c) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Collateral Agent for the benefit of any Secured Party on account of its liability hereunder, it will notify the Collateral Agent in writing that such payment is made under this Guarantee for such purpose, provided that the failure of such Guarantor to provide such notice shall not preclude the application of such payment to the complete or partial satisfaction of such Guarantor's obligations hereunder following such Guarantor's notice to the Collateral Agent of such payment.

     3. No Subrogation. Notwithstanding any payment or payments made by any Guarantor hereunder or any setoff or application of funds of any Guarantor by any Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of any Secured Party against any Loan Party or any collateral security or guarantee or right of offset held by any Secured Party for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Loan Party in respect of payments made by such Guarantor hereunder, until all amounts owing to the Secured Parties by any Loan Party on account of the Obligations are paid in full, no Letters of Credit are outstanding, the Commitments are terminated and all Interest Rate Protection Agreements are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, Letters of Credit are outstanding, the Commitments shall not have been terminated or any Interest Rate Protection Agreements shall not have been terminated, such amount shall be held by such Guarantor in trust for the Secured Parties, segregated from other funds of such Guarantor, and shall forthwith upon receipt by such Guarantor, be turned over to the Collateral Agent in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Collateral Agent, if required), to be applied against the Obligations, whether matured or unmatured, at such time and in such order as the Collateral Agent may determine.

     4. Amendments, etc. with respect to the Obligations; Waiver of Rights. (a) Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor, and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by any Secured Party may be rescinded by such Secured Party, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Secured Party, and the Credit Agreement, any other Loan Document, any Interest Rate Protection Agreement and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Collateral Agent (or the Required Lenders, as the case may be) or the relevant Secured Party (in the case of any such Interest Rate Protection Agreement) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. No Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any particular Guarantor, any Secured Party may, but shall be under no obligation to, make a similar demand on any Loan Party or any other guarantor, and any failure by any Secured Party to make any such demand or to collect any payments from any Loan Party or any such other guarantor or any release of any Loan Party or such other guarantor shall not relieve such Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of any Secured Party against any Guarantor.

     (b) Each Guarantor hereby acknowledges and affirms that it understands that to the extent the Obligations are secured by real property located in the State of California, such Guarantor shall be liable for the full amount of the liability hereunder notwithstanding foreclosure on such real property by trustee sale or any other reason impairing such Guarantor's or any secured creditors' right to proceed against the Borrower or any other guarantor of the Obligations.

     (c) Each Guarantor hereby waives, to the fullest extent permitted by applicable law, all rights and benefits under Sections 580a, 580b, 580d and 726 of the California Code of Civil Procedure. Each Guarantor hereby further waives to the fullest extent permitted by applicable law, without limiting the generality of the foregoing or any other provision hereof, all rights and benefits which might otherwise be available to such Guarantor under Sections 2809, 2810, 2815, 2819, 2821, 2839, 2845, 2848, 2849, 2850, 2899 and 3433 of the
California Civil Code.

     (d) Each Guarantor waives its rights of subrogation and reimbursement and any other rights and defenses available to such Guarantor by reason of Sections 2787 to 2855, inclusive, of the California Civil Code, including, without limitation, (1) any defenses such Guarantor may have to this Guarantee by reason of an election of remedies by the Secured Parties and (2) any rights or defenses such Guarantor may have by reason of protection afforded to the Borrower pursuant to the antideficiency or other laws of California limiting or discharging the Borrower's indebtedness, including, without limitation, Section 580a, 580b, 580d and 726 of the California Code of Civil Procedure. In furtherance of such provisions, each Guarantor hereby waives all rights and defenses arising out of an election of remedies of the Secured Parties, even though that election of remedies, such as a nonjudicial foreclosure destroys such Guarantor's rights of subrogation and reimbursement against the Borrower by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

     Each Guarantor warrants and agrees that each of the waivers set forth above is made with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by law.

     5. Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Secured Party upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between any Loan Party or any Guarantor, on the one hand, and any of the Secured Parties, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Loan Party or any Guarantor with respect to the Obligations. This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment, and not of collection, and without regard to (a) the validity, regularity or enforceability of the Credit Agreement, any other Loan Document, any Interest Rate Protection Agreement, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Loan Party against any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Secured Party, any Loan Party or such Guarantor) which may or might in any manner or to any extent vary the risk of any Guarantor or otherwise constitutes, or might be construed to constitute, an equitable or legal discharge of any Loan Party for the Obligations, or of any Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, any Secured Party may, but shall be under no obligation to, pursue such rights and remedies as it may have against any Loan Party or any other person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by any Secured Party to pursue such other rights or remedies or to collect any payments from any Loan Party or any such other person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Loan Party or any such other person or of any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Secured Party against such Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and its successors and assigns, and shall inure to the benefit of the Secured Parties, and their respective permitted successors, indorsees, transferees and assigns, until all the Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full, no Letters of Credit shall be outstanding, the Commitments shall have been terminated and all Interest Rate Protection Agreements shall have been terminated, notwithstanding that from time to time while the Commitments are in effect during the term of the Credit Agreement any Loan Party may be free from any Obligations.

     6. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by any Secured Party for any reason whatsoever, including, without limitation, upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Loan Party or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any

Loan Party or any substantial part of its property, or otherwise, all as though such payments had not been made.

     7. Payments. Each Guarantor hereby agrees that the Obligations will be paid to the Collateral Agent without setoff or counterclaim in Dollars, on the same basis as payments are made by the Borrower under Sections 2.18 and 2.19 of the Credit Agreement, at the office of the Collateral Agent located at 130 Liberty Street, New York, New York 10006.

     8. Representations and Warranties. Each Guarantor hereby represents and warrants to and with the Secured Parties that all representations and warranties in the Loan Documents that relate to such Guarantor and its Subsidiaries are true and correct in all material respects and all such representations and warranties are incorporated herein by reference as if set forth herein in their entirety.

     9. Covenants. Each Guarantor hereby covenants and agrees with the Secured Parties that, from and after the date of this Guarantee until the Obligations are paid in full, no Letters of Credit are outstanding, the Commitments are terminated and all Interest Rate Protection Agreements are terminated, unless the Required Lenders shall otherwise consent in writing, it will take, or refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Articles V or VI of the Credit Agreement, and so that no Default or Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries.

     10. Authority of Collateral Agent. Each Guarantor acknowledges that the rights and responsibilities of the Collateral Agent under this Guarantee with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Collateral Agent and each other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and each Guarantor, the Collateral Agent shall be conclusively presumed to be acting as agent for the other Secured Parties with full and valid authority so to act or refrain from acting.

     11. Notices. All notices, requests and demands to or upon any Secured Party or any Guarantor under this Guarantee shall be given in accordance with Section
9.01 of the Credit Agreement and addressed as follows:

          (a) if to any Guarantor, at its address set forth opposite its signature below;

          (b) if to the Collateral Agent:

                           Bankers Trust Company
                           130 Liberty Street
                           New York, New York 10006
                           Telephone:  (212) 250-9094
                           Telecopier: (212) 250-7218
                           Attention:  Mary Kay Coyle

          (c) if to any Bank Creditor (other than the Collateral Agent), at such address as such Bank Creditor shall have specified in the Credit Agreement;

          (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to each Grantor and the Collateral Agent; or

          (e) at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

     12. Severability. Any provision of this Guarantee or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the prohibited or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the prohibited or unenforceable provisions.

     13. Right of Setoff. If an Event of Default shall have occurred and be continuing under the Credit Agreement, each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Secured Party to or for the credit or the account of each Guarantor against any of and all the obligations of such Guarantor now or hereafter existing under this Guarantee irrespective of whether or not such Secured Party shall have made any demand under this Guarantee and although such obligations may be unmatured. The rights of each Secured Party under this Section 13 are in addition to other rights and remedies (including other rights of setoff) that such Secured Party may have.

     14. Integration. This Guarantee represents the agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by any Guarantor or any Secured Party relative to the subject matter hereof not reflected herein or in the other Loan Documents.

     15. Amendments in Writing; No Waiver; Cumulative Remedies. (a) Except as provided in Sections 22 and 25, none of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Collateral Agent (with the consent of either (x) the Required Lenders or, to the extent required by Section
9.08 of the Credit Agreement, all of the Lenders, at all times prior to the time on which all Credit Document Obligations have been paid in full or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time on which all Credit Document Obligations have been paid in full); provided, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Parties (and not all Secured Parties in a like or similar manner) shall also require the written consent of the Requisite Creditors of such Class of Secured Parties. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Parties, i.e., whether (x) the Bank Creditors as holders of the Credit Document Obligations or
(y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Document Obligations, the Required Lenders and (y) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements. Notwithstanding the foregoing, additional parties may become Guarantors hereunder as provided by Section 22, and in connection therewith, supplements to this Guarantee shall be executed and delivered by such parties as required by the terms hereof.

     (b) No Secured Party shall by any act (except by a written instrument pursuant to Section 15(a) hereof), or delay be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder or any course of dealing between the Collateral Agent and any Guarantor shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion.

     (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     16. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     17. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of each Guarantor and each Secured Party and their permitted successors and assigns except that each Guarantor shall not have the right to assign its rights hereunder or any interest herein (and any such attempted assignment shall be void) except as expressly contemplated by this Guarantee or by the other Loan Documents.

     18. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     19. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTEE OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B)

ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTEE AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.

     20. Jurisdiction; Consent to Service of Process. (a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guarantee or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guarantee shall affect any right that any Loan Party or any Secured Party may otherwise have to bring any action or proceeding relating to this Guarantee or the other Loan Documents against any Guarantor or any Secured Party or its properties in the courts of any jurisdiction.

     (b) Each Guarantor and each Secured Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guarantee or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     21. Counterparts. This Guarantee may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

     22. Additional Guarantors. Pursuant to Section 5.11 of the Credit Agreement, certain Subsidiaries of Holdings may after the date hereof be required to enter into this Guarantee as a Guarantor. Upon execution and delivery, after the date hereof, by the Collateral Agent and such Subsidiary of an instrument in the form of Annex I, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder.

     23. Contribution. At any time a payment in respect of the Obligations is made under this Guarantee, the right of contribution of each Guarantor hereunder against each other such Guarantor shall be determined as provided in the immediately following sentence, with the right of contribution of each Guarantor to be revised and restated as of each date on which a payment (a "Relevant Payment") is made on the Obligations under this Guarantee. At any time that a Relevant Payment is made by a Guarantor that results in the aggregate payments made by such Guarantor hereunder in respect of the Obligations to and including the date of the Relevant Payment exceeding such Guarantor's Contribution Percentage (as defined below) of the aggregate payments made by all Guarantors hereunder in respect of the Obligations to and including the date of the Relevant Payment (such excess, the "Aggregate Excess Amount"), each such Guarantor shall have a right of contribution against each other Guarantor who has made payments hereunder in respect of the Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Guarantor's Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Guarantors hereunder in respect of the Obligations (the aggregate amount of such deficit, the "Aggregate Deficit Amount") in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Guarantor and the denominator of which is the Aggregate Excess Amount of all Guarantors multiplied by (y) the Aggregate Deficit Amount of such other Guarantor. A Guarantor's right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment to the time of any subsequent computation; provided, that no Guarantor may take any action to enforce such right until the Obligations have been paid in full and the Commitments have been terminated, it being expressly recognized and agreed by all parties hereto that any Guarantor's right of contribution arising pursuant to this Guarantee against any other Guarantor shall be expressly junior and subordinate to such other Guarantor's obligations and liabilities in respect of the Obligations and any other obligations owing under this Guarantee. As used in this Section 23: (i) each Guarantor's "Contribution Percentage" shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Guarantor by (y) the aggregate Adjusted Net Worth of all Guarantors; (ii) the "Adjusted Net Worth" of each Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Guarantor and (y) zero; and (iii) the "Net Worth" of each Guarantor shall mean the amount by which the fair salable value of such Guarantor's assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Obligations arising under this Guarantee) on such date. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this
Section 23, each Guarantor who makes any payment in respect of the Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment. Each of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Required Lenders.

     24. No Fraudulent Conveyance. Each Guarantor hereby confirms that it is its intention that this Guarantee not constitute a fraudulent transfer or conveyance for purposes of any bankruptcy, insolvency or similar law, the Uniform Fraudulent Conveyance Act or any similar Federal, state of foreign law. To effectuate the foregoing intention, each Guarantor hereby irrevocably agrees that the Obligations shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws, result in the Obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

     25. Release. In the event that all of the Equity Interests of one or more Guarantors are sold or otherwise disposed of (except to Holdings, the Borrower or any of their respective Subsidiaries) or liquidated in compliance with the requirements of Section

6.05 of the Credit Agreement (or any such sale or other disposition or liquidation has been approved in writing by the Required Lenders or, after all Credit Document Obligations have been paid in full, approved in accordance with
Section 15 hereof) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Credit Agreement, to the extent applicable, such Guarantor shall be released from this Guarantee and this Guarantee shall, as to each such Guarantor or Guarantors, terminate and have no further force or effect (it being understood and agreed that the sale of all the Equity Interests held by Holdings, the Borrower and their Subsidiaries in one or more persons that own, directly or indirectly, all of the Equity Interests of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 25).

     26. Continuing Guarantors. The rights and obligations of each Guarantor (other than the respective released Guarantor in the case of following clause
(y)) hereunder shall remain in full force and effect notwithstanding (x) the addition of any new Guarantor as a party to this Agreement as contemplated by preceding Section 22 or otherwise and/or (y) the release of any Guarantor under this Agreement as contemplated by Section 25 or otherwise.

     IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

Addresses:

110 East Princess Street                    GPC CAPITAL CORP. II
York, Pennsylvania  17403
Telephone:     (717) 849-8500
Telecopier:    (717) 849-8541
Attention:     Chief Financial              By /s/ John E. Hamilton
               Officer                         -----------------------------
                                               Title: Vice President


1110 East Princess Street                   GPC OPCO GP LLC
York, Pennsylvania  17403
Telephone:     (717) 849-8500
Telecopy:      (717) 849-8541
Attention:     Chief Financial              By /s/ John E. Hamilton
                 Officer                       -----------------------------
                                               Title: Vice President


1110 East Princess Street                   GPC CAPITAL CORP. I
York, Pennsylvania  17403
Telephone:     (717) 849-8500
Telecopy:      (717) 849-8541
Attention:     Chief Financial              By /s/ John E. Hamilton
                  Officer                      -----------------------------
                                               Title: Vice President


1110 East Princess Street                   GRAHAM PACKAGING POLAND, L.P.
York, Pennsylvania  17403
Telephone:     (717) 849-8500
Telecopy:      (717) 849-8541               By: GPC Sub GP LLC, its general
Attention:     Chief Financial                       partner
                 Officer

                                            By /s/ John E. Hamilton
                                               -----------------------------
                                               Title: Vice President

1110 East Princess Stret                    GRAHAM RECYCLING COMPANY,
York, Pennsylvania  17403
Telphone:      (717) 849-8500
Telecopy:      (717) 849-8541               By: GPC Sub GP LLC, its general
Attention:     Chief Financial                  partner
                 Officer

                                            By /s/ John E. Hamilton
                                               -----------------------------
                                               Title: Vice President


1110 East Princess Street                   GRAHAM PACKAGING FRANCE PARTNERS
York, Pennsylvania  17403
Telphone:      (717) 849-8500
Telecopy:      (717) 849-8541               By: GPC Sub GP LLC, general
Attention:     Chief Financial                  partner
                 Officer

                                            By /s/ John E. Hamilton
                                               -----------------------------
                                               Title: Vice President


1110 East Princess Street                   GRAHAM PACKAGING LATIN AMERICA, LLC
York, Pennsylvania  17403
Telphone:      (717) 849-8500
Telecopy:      (717) 849-8541
Attention:     Chief Financial
                 Officer
                                            By /s/ John E. Hamilton
                                               -----------------------------
                                               Title: Vice President

1110 East Princess Street                   GPC SUB GP LLC
York, Pennsylvania  17403
Telphone:      (717) 849-8500
Telecopy:      (717) 849-8541
Attention:     Chief Financial
                 Officer
                                            By /s/ John E. Hamilton
                                               -----------------------------
                                               Title: Vice President


BANKERS TRUST COMPANY, as Collateral Agent


By: /s/ Mary Kay Coyle
    ------------------------------
    Title: Managing Director

                                                                      ANNEX 1 TO
                                                  SUBSIDIARY GUARANTEE AGREEMENT




               SUPPLEMENT NO. _____ dated as of [_______________], to the Subsidiary Guarantee Agreement dated as of February 2, 1998 (the "Guarantee"), between the Guarantors party thereto (immediately before giving effect to this Supplement) and BANKERS TRUST COMPANY, as Collateral Agent (each capitalized term used but not defined having the meaning given it in the Guarantee) for the benefit of the Secured Parties.


     A. Reference is made to the Credit Agreement dated as of February 2, 1998 (as amended or modified from time to time, the "Credit Agreement"), among Graham Packaging Holdings Company, Graham Packaging Company (the "Borrower"), GPC Capital Corp. I (the "Co-Borrower"), the Lenders from time to time party thereto, NationsBank, N.A., as Documentation Agent, and Bankers Trust Company, as Administrative Agent, Syndication Agent, Collateral Agent, and Fronting Bank.

     B. The Guarantors have entered into the Guarantee in order to induce the Lenders to make Loans and induce the Fronting Bank to issue Letters of Credit pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Pursuant to Section 5.11 of the Credit Agreement, certain Subsidiaries of Holdings are, after the date of the Guarantee, required to enter into the Guarantee as a Guarantor. Section 22 of the Guarantee provides that such additional Subsidiaries may become Guarantors under the Guarantee by execution and delivery of an instrument in the form of this Supplement. The undersigned (the "New Guarantor"), is a Subsidiary of Holdings and is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guarantee in order to induce the Lenders to make additional Loans and the Fronting Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

     Accordingly, the Collateral Agent and the New Guarantor agree as follows:

     SECTION 1. In accordance with Section 22 of the Guarantee, the New Guarantor by its signature below becomes a Guarantor under the Guarantee with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby agrees to all the terms and provisions of the Guarantee applicable to it as a Guarantor thereunder. Each reference to a "Guarantor" in the Guarantee shall be deemed to include the New Guarantor. The Guarantee is hereby incorporated herein by reference.

     SECTION 2. The New Guarantor represents and warrants to the Secured Parties that this Supplement has been duly authorized, executed and delivered by it and con-

                                                                         ANNEX 1
                                                                          Page 2




stitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency or similar laws effecting creditors' rights generally and equitable principles of general applicability.

     SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Collateral Agent.

     SECTION 4. Except as expressly supplemented hereby, the Guarantee shall remain in full force and effect.

     SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 7. All communications and notices hereunder shall be in writing and given as provided in the Credit Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature, with a copy to the Borrower.

                                                                         ANNEX 1
                                                                          Page 3




     IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Guarantee as of the day and year first above written.

Address:

                                     [NAME OF NEW GUARANTOR], as
                                     Guarantor


                                     By ______________________________________
                                        Name:
                                        Title:
                                        Address: _____________________________

                                              ________________________________



                                     BANKERS TRUST COMPANY, as
                                     Collateral Agent,


                                     By ______________________________________
                                       Name:
                                       Title:

                                                                   EXHIBIT J-1


                  [LETTERHEAD OF SIMPSON THACHER & BARTLETT]



                               February 2, 1998

Bankers Trust Company, as
        Administrative Agent, Syndication
        Agent, Collateral Agent and Fronting Bank, and
        NationsBank, N.A.,
        as Documentation Agent, in each case
        under the Credit Agreement, as hereinafter defined (collectively, the "Agents")

        and

The Lenders listed on Schedule I hereto
        which are parties to the Credit Agreement on the date hereof

        Re: Credit Agreement dated as of February 2, 1998 (the "Credit Agreement") among Graham Packaging Holdings Company, a Pennsylvania limited partnership ("Holdings"), Graham Packaging Company, a Delaware limited partnership (the "Company"), GPC Capital Corp. I, a Delaware corporation ("Capco I"), the lending institutions identified in the Credit Agreement (the "Lenders") and the Agents

Ladies and Gentlemen:

               We have acted as counsel to Holdings, the Company and the subsidiaries of Holdings named on Schedule II attached hereto (each, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors") (Holdings, the Company, and the Subsidiary Guarantors being referred to herein collectively as the "Credit Parties") in connection with the preparation, execution and delivery of the following documents:

        (a)    the Credit Agreement;

        (b)    the Notes delivered to the Lenders on the date hereof;

Simpson Thacher & Bartlett

Bankers Trust Company                 -2-                       February 2, 1998

        (c)    the Parent Guarantee Agreement;

        (d)    the Subsidiary Guarantee Agreement;

        (e)    the Security Agreement;

        (f)    the Pledge Agreement;

        (g)    the Mortgages; and

        (h)    the Intellectual Property Security Agreement.

The documents described in the foregoing clauses (a) through (h) are collectively referred to herein as the "Credit Documents"; the documents described in the foregoing clauses (e) through (h) are collectively referred to herein as the "Security Documents." Unless otherwise indicated, capitalized terms used but not defined herein shall have the respective meanings set forth in the Credit Agreement. This opinion is furnished to you pursuant to Section 4.02(a)(i) of the Credit Agreement.

        In connection with this opinion, we have examined:

        (A) the Credit Agreement, signed by each Credit Party thereto, by the Agents and the Lenders listed on Schedule I hereto;

        (B) each other Credit Document, signed by each Credit Party a party thereto; and

        (C) forms of the Notes to be delivered after the date hereof.

We also have examined the originals, or duplicates or certified or conformed copies, of such records, agreements, instruments and other documents and have made such other investigations as we have deemed relevant and necessary in connection with the opinions expressed herein. As to questions of fact material to this opinion, we have relied upon certificates of public officials and of officers and representatives of the Credit Parties. In addition, we have examined, and have relied as to matters of fact upon, the representations made in the Credit Documents.

        In rendering the opinions set forth below, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as duplicates or certified or conformed copies, and the authenticity of the originals of such latter documents.

Simpson Thacher & Bartlett

Bankers Trust Company                 -3-                       February 2, 1998


        In addition, we have assumed that (1) the Credit Parties have rights in the Collateral existing on the date hereof and will have rights in property which becomes Collateral after the date hereof and (2) to the extent our opinion in paragraph 14 relates to securities purportedly represented by a certificate and issued by an issuer not organized under the laws of one of States of the United States, such securities are "certificated securities" within the meaning of ss. 8-102(4) of the Uniform Commercial Code as in effect in the State of New York (the "New York UCC").

        In rendering the opinion set forth in paragraph 9 below with respect to the Notes, we have assumed that at the time of any execution and delivery of Notes after the date hereof, the Board of Directors of the Company (or any committee thereof acting pursuant to authority properly delegated to such committee by the Board of Directors) has not taken any action to rescind or otherwise reduce its prior authorization of the issuance of such Notes.

        Based upon and subject to the foregoing, and subject to the qualifications and limitations set forth herein, we are of the opinion that:

        1. The Company (a) is validly existing and in good standing as a limited partnership under the laws of the State of Delaware, (b) has the partnership power and authority to execute and deliver each of the Credit Documents to which it is a party and to borrow, to perform its obligations thereunder and to grant the security interests to be granted by it pursuant to the Security Documents and (c) has duly authorized, executed and delivered each Credit Document to which it is a party.

        2. Each of GPC Capital Corp. I, a Delaware corporation, and GPC Capital Corp. II, a Delaware corporation (collectively, the "Corporate Del-Credit Parties") (a) is validly existing and in good standing as a corporation under the laws of the State of Delaware, (b) has the corporate power and authority to execute and deliver each of the Credit Documents to which it is a party and to borrow, to perform its obligations thereunder and to grant the security interests to be granted by it pursuant to the Security Documents and (c) has duly authorized, executed and delivered each Credit Document to which it is a party.

        3. Each of GPC Opco GP LLC, a Delaware limited liability company, GPC Sub GP LLC, a Delaware limited liability company, and Graham Packaging Latin America, LLC, a Delaware limited liability company (collectively, the "LLC Del-Credit Parties"; and together with the Company and the Corporate Del-Credit Parties, the "Del-Credit Parties") (a) is validly existing and in good standing as a limited liability company under the laws of the State of Delaware, (b) has the power and authority as a limited liability company to execute and deliver each of the Credit Documents to which it is a party (and, in the case of GPC Sub GP LLC, to execute and deliver each of the Credit Documents to

Simpson Thacher & Bartlett

Bankers Trust Company                 -4-                       February 2, 1998


which any of Graham Packaging France Partners, Graham Packaging Poland, L.P. and Graham Recycling Company (collectively, the "Pennsylvania Subsidiaries") is a party on behalf of each of them as general partner), to perform its obligations thereunder and to grant the security interests to be granted by it pursuant to the Security Documents and (c) has duly authorized, executed and delivered each Credit Document to which it is a party (and, in the case of GPC Sub GP LLC, has executed and delivered each Credit Document to which any of the Pennsylvania Subsidiaries is a party on behalf of each of them as general partner). BMP/Graham Holdings Corporation, a Delaware corporation, has the power and authority to execute and deliver each of the Credit Documents to which Graham Packaging Holdings Company, a Pennsylvania limited partnership ("Holdings"), is a party. BCP/Graham Holdings L.L.C., a Delaware limited partnership, has duly executed and delivered each Credit Document to which Holdings is a party.

        4. (a) The execution and delivery by the Company of the Credit Documents to which it is a party, its borrowings in accordance with the terms of the Credit Documents, performance of its payment obligations thereunder and granting of the security interests to be granted by it pursuant to the Security Documents (a) will not result in any violation of (1) the Limited Partnership Agreement of the Company, and (2) assuming that proceeds of borrowings will be used in accordance with the terms of the Credit Agreement, any Federal or New York statute or the Delaware Uniform Limited Partnership Act or any rule or regulation issued pursuant to any New York or Federal statute or the Delaware Uniform Limited Partnership Act or any order known to us issued by any court or governmental agency or body, and (b) the execution and delivery by the Company of the Credit Documents to which it is a party, its borrowings in accordance with the terms of the Credit Documents, performance of its payment obligations thereunder and granting of the security interests to be granted by it pursuant to the Security Documents will not breach or result in a default under or result in the creation of any lien upon or security interest in the Company's properties pursuant to the terms of any agreement or instrument identified on Schedule III.

        5. (a) The execution and delivery by each of the Corporate Del-Credit Parties of the Credit Documents to which it is a party, its borrowings in accordance with the terms of the Credit Documents, performance of its payment obligations thereunder and granting of the security interests to be granted by it pursuant to the Security Documents (a) will not result in any violation of
(1) the Certificate of Incorporation or By-Laws of such Corporate Del-Credit Party, and (2) assuming that proceeds of borrowings will be used in accordance with the terms of the Credit Agreement, any Federal or New York statute or the Delaware General Corporation Law or any rule or regulation issued pursuant to any New York or Federal statute or the Delaware General Corporation Law or any order known to us issued by any court or governmental agency or body, and (b) the execution and delivery by any Corporate Del-Credit Party of the Credit Documents to which it is a party, its borrowings in accordance with the terms of the Credit Documents, performance

Simpson Thacher & Bartlett

Bankers Trust Company                 -5-                       February 2, 1998


of its payment obligations thereunder and granting of the security interests to be granted by it pursuant to the Security Documents will not breach or result in a default under or result in the creation of any lien upon or security interest in any Corporate Del-Credit Party's properties pursuant to the terms of any agreement or instrument identified on Schedule III.

        6. (a) The execution and delivery by any LLC Del-Credit Party of the Credit Documents to which it is a party and granting of the security interests to be granted by it pursuant to the Security Documents (a) will not result in any violation of (1) the Limited Liability Company Agreement of such LLC Del-Credit Party, and (2) assuming that proceeds of borrowings will be used in accordance with the terms of the Credit Agreement, any Federal or New York statute or the Delaware Limited Liability Company Act or any rule or regulation issued pursuant to any New York or Federal statute or the Delaware Limited Liability Company Act or any order known to us issued by any court or governmental agency or body, and (b) the execution and delivery by any LLC Del-Credit Party of the Credit Documents to which it is a party and granting of the security interests to be granted by it pursuant to the Security Documents will not breach or result in a default under or result in the creation of any lien upon or security interest in any LLC Del-Credit Party's properties pursuant to the terms of any agreement or instrument identified on
Schedule III.

        7. The execution and delivery by any Credit Party (other than the Del-Credit Parties) of the Credit Documents to which it is a party and granting of the security interests to be granted by it pursuant to the Security Documents will not breach or result in a default under or result in the creation of any lien upon or security interest in any such Credit Parties' properties pursuant to the terms of any agreement or instrument identified on
Schedule III.

        8. No consent, approval, authorization, order, filing, registration or qualification of or with any Federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law, the Delaware Uniform Limited Partnership Act or the Delaware Limited Liability Company Act (as applicable) is required (a) for the execution and delivery by any Del-Credit Party of the Credit Documents to which it is a party, the borrowings by any Del-Credit Party in accordance with the terms of the Credit Documents or the performance by any of the Del-Credit Parties of their respective payment obligations under the Credit Documents or the granting of any security interests under the Security Documents, except as set forth in Section 3.04 of the Credit Agreement or (b) in connection with the legality, validity, binding effect or enforceability against any Credit Party of any Credit Document as of the date hereof.

Simpson Thacher & Bartlett

Bankers Trust Company                 -6-                       February 2, 1998

         9. Assuming that each of the Credit Documents is a valid and legally binding obligation of each of the Lenders parties thereto (except that the assumption described above shall not apply if the Credit Documents are not valid and legally binding upon the Lenders because of a lack of validity or binding effect as to one or more Credit Parties) and assuming that (a) each of the Credit Parties other than the Del-Credit Parties is validly existing and in good standing under the laws of Pennsylvania and has duly authorized, executed and delivered the Credit Documents to which it is a party and (b) execution, delivery and performance by each Credit Party other than the Del-Credit Parties of the Credit Documents to which it is a party does not violate the laws of Pennsylvania, each Credit Document (other than the Mortgages as to which we express no opinion) constitutes and each Note delivered to a Lender after the date hereof, assuming the due execution and delivery by the Credit Party which is the maker of such Note, will constitute the valid and legally binding obligation of each Credit Party which is a party thereto, enforceable against such Credit Party in accordance with its terms.

        10. No Credit Party is an "investment company" within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended, or a "holding company," or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

        11. Assuming that each Credit Party entitled to borrow money under the Credit Agreement will comply with the provisions of the Credit Agreement relating to the use of proceeds, the execution and delivery of the Notes by the Company and each other Credit Party entitled to borrow money under the Credit Agreement and the making of the Loans under the Credit Agreement will not violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

        12. The Security Agreement creates in favor of the Collateral Agent for the benefit of the Lenders a security interest in the collateral described therein in which a security interest may be created under Article 9 of the New York UCC (the "Security Agreement Article 9 Collateral").

        13. The Pledge Agreement creates in favor of the Collateral Agent for the benefit of the Lenders a security interest under the New York UCC in the investment property identified on Schedules I, II and III to the Pledge Agreement (the "Pledged Securities").

        14. The Collateral Agent will have a perfected security interest in the Pledged Securities specified on Schedule IV (collectively, the "Certificated Pledged Securities") for the benefit of the Lenders under the New York UCC upon delivery to the Collateral Agent for the benefit of the Lenders in the State of New York of the certificates representing the Certificated Pledged Securities in registered form, indorsed in blank by an effective indorsement or accompanied by undated stock powers with respect thereto

Simpson Thacher & Bartlett

Bankers Trust Company                 -7-                       February 2, 1998


duly indorsed in blank by an effective indorsement. Assuming the Collateral Agent and each of the Lenders does not have notice of any adverse claim to the Certificated Pledged Securities, the Collateral Agent will acquire the security interest in the Certificated Pledged Securities for the benefit of the Lenders free of any adverse claim.

        15. To our knowledge, there are no actions, suits or proceedings pending or threatened against the Credit Parties with respect to the Transaction or any of the Credit Documents.

        Our opinions in paragraphs 9, 12, 13 and 14 above are subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing. Our opinion in paragraph 9 above also is subject to the qualification that certain provisions of the Security Documents in whole or in part, may not be enforceable, although the inclusion of such provisions does not render the Security Documents invalid, and the Security Documents and the laws of the State of New York contain adequate remedial provisions for the practical realization of the rights and benefits afforded thereby.

        Our opinions in paragraph 12 is limited to Article 9 of the New York UCC, and our opinion in paragraphs 13 and 14 are limited to Articles 8 and 9 of the New York UCC, and therefore those opinion paragraphs do not address (i) collateral of a type not subject to Article 9 or 8, as the case may be, of the New York UCC, and (ii) under New York UCC ss. 9-103 what law governs perfection of the security interests granted in the collateral covered by this opinion letter.

        We express no opinion with respect to:

        (A) perfection of any security interest in any Security Agreement
Article 9 Collateral;

        (B) the effect of ss. 9-306(2) of the New York UCC with respect to any proceeds of Collateral that are not identifiable;

        (C) the effect of Section 552 of the Bankruptcy Code (11 U.S.C. 552) (relating to property acquired by a pledgor after the commencement of a case under the United States Bankruptcy Code with respect to such pledgor) and
Section 506(c) of the Bankruptcy Code (11 U.S.C. 506(c) (relating to certain costs and expenses of a trustee in preserving or disposing of collateral);

Simpson Thacher & Bartlett

Bankers Trust Company                 -8-                       February 2, 1998


        (D) the effect of any provision of the Credit Documents which is intended to establish any standard other than a standard set forth in the New York UCC as the measure of the performance by any party thereto of such party's obligations of good faith, diligence, reasonableness or care or of the fulfillment of the duties imposed on any secured party with respect to the maintenance, disposition or redemption of collateral, accounting for surplus proceeds of collateral or accepting collateral in discharge of liabilities;

        (E) the effect of any provision of the Credit Documents which is intended to permit modification thereof only by means of an agreement signed in writing by the parties thereto;

        (F) the effect of any provision of the Credit Documents insofar as it provides that any Person purchasing a participation from a Lender or other Person may exercise set-off or similar rights with respect to such participation or that any Lender or other Person may exercise set-off or similar rights other than in accordance with applicable law;

        (G) the effect of any provision of the Credit Documents imposing penalties or forfeitures;

        (H) the enforceability of any provision of any of the Credit Documents to the extent that such provision constitutes a waiver of illegality as a defense to performance of contract obligations;

        (I) the effect of any provision of the Credit Documents relating to indemnification or exculpation in connection with violations of any securities laws or relating to indemnification, contribution or exculpation in connection with willful, reckless or criminal acts or gross negligence of the indemnified or exculpated Person or the Person receiving contribution;

        (J) any provision of the Credit Documents which relates to forum selection other than the courts of the State of New York (including, without limitation, any waiver of any objection to venue in any court or of any objection that a court is an inconvenient forum);

        (K) any provision of the Credit Documents requiring payment of attorneys' fees, except to the extent a court determines such fees to be reasonable;

        (L) any provision of the Credit Documents which purports to require that any collateral or property be held in trust or imposes fiduciary duties on any party thereto;

Simpson Thacher & Bartlett

Bankers Trust Company                 -9-                       February 2, 1998


        (M) any provision of any Security Document that provides that a Credit Party's liability thereunder shall not be affected by actions or failures to act on the part of the beneficiaries of any such Security Document or by amendments or waivers of provisions of documents governing the guaranteed or secured obligations; and

        (N) with respect to the validity, binding effect or enforceability of any provision of any Credit Document which purports to authorize the Secured Parties to sign or file financing statements or other documents without the signature of the applicable Credit Party (except to the extent a secured party may execute and file financing statements without the signature of the debtor under Section 9-402(2) of the New York UCC).

        In connection with the provisions of the Credit Documents whereby Credit Parties submit to the jurisdiction of the United States District Court for the Southern District of New York, we note the limitations of 28 U.S.C. ss.ss. 1331 and 1332 on Federal court jurisdiction, and we also note that such submissions cannot supersede such court's discretion in determining whether to transfer an action from one Federal court to another under 28 U.S.C. ss. 1404(a).

        With respect to matters of Pennsylvania law, we understand that you are relying on the opinion of Morgan, Lewis & Bockius of even date herewith.

        We are members of the Bar of the State of New York, and we do not express any opinion herein concerning any law other than the law of the State of New York, the Federal law of the United States, the Delaware General Corporation Law, the Delaware Uniform Limited Partnership Act and the Delaware Limited Liability Company Act.

        This opinion letter is rendered to you in connection with the above described transactions. This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent.

                                            Very truly yours,

                                            /s/ SIMPSON THACHER & BARTLETT

                                            SIMPSON THACHER & BARTLETT

                                                                    SCHEDULE I

                                  THE LENDERS

ABN AMRO Bank, NV

Alliance Capital Management L.P.

Archimedes Funding, L.L.C.

Ares Leveraged Investment Fund LP

Bank of Tokyo-Mitsubishi Trust Company

CoreStates Bank, N.A.

Credit Agricole Indosuez

Credit Lyonnais, New York Branch

Credit Suisse First Boston-NY

Deeprock & Company

Delano Company

Goldman Sachs Credit Partners L.P.

Imperial Bank

KZH Holding Corporation III

Massachusetts Mutual Life Insurance Company

Massmutual Corporate Value Partners Limited

Massmutual/Darby CBO LLC

Metropolitan Life Insurance Company

Natexis Banque BFCE

National City Bank

Bankers Trust Company               Schedule I-2                February 2, 1998


NationsBank, N.A.

Northern Life Insurance Company

Oak Hill Securities Fund, L.P.

Octagon Credit Investors Loan Portfolio

Presidential Life Insurance Company

Senior Debt Portfolio

Societe Generale

The Travelers Insurance Company

The Fuji Bank, Ltd.

The Chase Manhattan Bank

The Mitsubishi Trust and Banking Corporation

The Bank of Nova Scotia

The Long Term Credit Bank of Japan, Limited, New York Branch

Van Kampen American Capital Prime Rate Income Trust

                                                                   SCHEDULE II

                             SUBSIDIARY GUARANTORS


(1)  GPC Capital Corp. II, a Delaware corporation

(2)  GPC Opco GP, LLC, a Delaware limited liability company

(3)  GPC Capital Corp. I, a Delaware corporation

(4)  Graham Packaging Poland, L.P., a Pennsylvania limited partnership

(5)  Graham Recycling Company, a Pennsylvania limited partnership

(6)  Graham Packaging France Partners, a Pennsylvania general partnership

(7)  Graham Packaging Latin America, LLC, a Delaware limited liability company

(8)  GPC Sub GP LLC, a Delaware limited liability company

                                                                  SCHEDULE III

                          AGREEMENTS AND INSTRUMENTS

1. Agreement and Plan of Recapitalization, Redemption and Purchase dated as of December 18, 1997.

2. Fifth Amended and Restated Agreement of Limited Partnership of Graham Packaging Holdings Company ("Holdings") dated as of February 2, 1998.

3. Consulting Agreement by and between Holdings and Graham Capital Corporation dated February 2, 1998.

4. Equipment Sales, Services and License Agreement between Graham Engineering Corporation and Holdings dated February 2, 1998.

5. Purchase Agreement, dated as of January 23, 1998, regarding the 8 3/4% Senior Subordinated Notes Due 2008, the Floating Interest Rate Subordinated Term Securities Due 2008 and the 10 3/4% Senior Discount Notes Due 2009.

6. Indenture, dated as of February 2, 1998, regarding the 8 3/4% Senior Subordinated Notes Due 2008 (Series A) and the 8 3/4% Senior Subordinated Notes Due 2008 (Series B) and the Floating Interest Rate Subordinated Term Securities Due 2008 (Series A) and the Floating Interest Rate Subordinated Term Securities Due 2008 (Series B).

7. Indenture, dated as of February 2, 1998, regarding the 10 3/4% Senior Discount Notes Due 2009 (Series A) and the 10 3/4% Senior Discount Notes Due 2009 (Series B).

8. Registration Rights Agreement, dated as of February 2, 1998, regarding the 8 3/4% Senior Subordinated Notes Due 2008 (Series A) and the Floating Interest Rate Subordinated Term Securities Due 2008 (Series A).

9. Registration Rights Agreement, dated as of February 2, 1998, regarding the 10 3/4% Senior Discount Notes Due 2009 (Series A) .

10. License Agreement, dated as of January 23, 1997, by and between Edward J. Towns, Monroe Closure Systems, Inc. and Graham Packaging Company ("Graham Packaging").

11.  Agreement between Amoco Oil Company and Graham Packaging dated July 1,
     1992.

Bankers Trust Company              Schedule III-2               February 2, 1998

12.  Agreement between Graham and Arizona Beverages dated March 11, 1997.

13. Agreement between Graham Packaging and Castrol North America Automotive, Inc. dated June 1, 1993.

14.  Agreement between Graham Packaging and Castrol, Inc. dated January 1,
     1992.

15. Alliance Agreement between Chevron U.S.A. Products Company and Graham Packaging dated December 1, 1995.

16. Blanket Purchase Order between Citgo Petroleum Corporation and Graham Packaging effective March 1, 1996.

17. Agreement between Clement Pappas & Co., Inc. and Graham Packaging dated April 1, 1996.

18. Bottle Supply Agreement between The Clorox Company and Graham Packaging dated December 7, 1992.

19. Agreement between Graham Container Corporation and Colgate-Palmolive Company dated February 1, 1988.

20. Supply and Cooperation Agreement between Danone S.A. and Graham Packaging France ending December 31, 2002.

21. Purchase Order between The Dial Corp. and Graham Packaging dated January 8, 1996.

22. Agreement between Hershey Foods Corporation and Graham Container Corporation dated November 19, 1986 and Consent to Assignment and Delegation dated April 3, 1989 from Graham Container Corporation to Sonoco Graham Company.

23. Agreement between Hershey Foods Corporation and Graham Packaging dated January 1, 1991.

24. Agreement between Hi-Country Foods Corporation and Graham Packaging dated April 1, 1996.

25.  Agreement by L&A Juice Co. Inc. and Graham Packaging dated November 5,
     1996.

Bankers Trust Company              Schedule III-3               February 2, 1998

26. Agreement between Lever Brothers Company and Graham Container Corporation dated February 1989.

27. Purchase Agreement between The Minute Maid Company, a Division of the Coca-Cola Company, and Graham Packaging dated December 1, 1996.

28. Contract for the Industrialization of Canisters between Mobil Oil Do Brasil Ltda. and Rheem Graham Embalagens Ltda. dated February 28, 1994.

29. Agreement between Ocean Spray Cranberries, Inc. and Graham Packaging dated July 22, 1994 and the First Amendment to the Agreement dated May 3, 1995.

30. Plastic Container Purchase Agreement between Pennzoil Products Company and Sonoco Graham Company dated January 1, 1990.

31. Memorandum of Understanding dated May 28, 1996 between Petro Canada Lubricants and Graham Packaging Canada Limited ("Graham Canada").

32. Agreement between Petrobras Distribuidora S.A. and Rheem-Graham Embalagens Ltda. dated September 27, 1991 and the First Amendment dated February 9, 1995.

33. Bottle Supply Agreement between Procter & Gamble and Graham Container Corporation dated November 20, 1991.

34.  Agreement between Procter & Gamble and Graham Canada beginning May 1,
     1995.

35.  Agreement between Quaker State, Inc. and Graham Canada dated January 15,
     1996.

36. Blanket Purchase Order from Shell Oil Company to Graham Packaging dated August 2, 1992.

37. Agreement dated as of March 28, 1991 by and between Graham Packaging and Sonoco Products Company.

38. Agreement between Sun Company, Inc. and Graham Packaging dated January 1, 1992.

39. Agreement between Texaco Lubricants Company of North America, a division of Texaco Refining and Marketing Inc. and Graham Packaging dated January 1, 1997.

Bankers Trust Company              Schedule III-4               February 2, 1998

40.  Agreement between Tree Top, Inc. and Graham Packaging dated December 8,
     1994.

41. Agreement between Tropicana Products, Inc. and Graham Packaging dated June 30, 1995.

42. Agreement between Welch Foods, Inc. and Graham Packaging dated January 23, 1997.

43. Purchase Agreement between Beaumont Juice, Inc. and Graham Packaging dated June 1, 1995.

44. Purchase Agreement between the Standard Oil Company and Boise Graham dated December 12, 1986.

45. Contract between Dowelanco Industrial Ltda and Rheem Graham Embalagens Ltda dated November 9, 1994.

46. Container Agreement between Dryden Oil Company and Graham Packaging dated January 1, 1993.

47. Bottle Purchase Agreement between Mrs. Clark's Foods, Inc. and Graham Packaging dated April 1, 1989.

48. Letter of Intent between Sweetripe Drinks Ltd. and Graham Canada dated November 2, 1995.

49. Purchase Order between Boise Cascade and Cato Oil & Grease Company dated January 6, 1987.

50. Purchase Agreement between Colorado Petroleum and Sonoco Graham dated July 13, 1988.

51. Purchase Agreement between Delta Petroleum and Sonoco Graham dated September 9, 1987.

52. Purchase Agreement between Fina Oil & Chemical and Sonoco Graham dated June 1, 1989.

53. Purchase Agreement between Industrial Lubricants Co. and Sonoco Graham dated January 1, 1990.

Bankers Trust Company              Schedule III-5               February 2, 1998

54. Purchase Agreement between J.D. Streett & Co. and Sonoco Graham dated June 30, 1988.

55. Assignment and Assumption Agreement between Sonoco Graham Company (JV) and Sonoco Graham Company (LP) dated April 1989.

56. Purchase Agreement between Troco Oil Company and Sonoco Graham dated September 29, 1987.

57. Purchase Agreement between Witco Corporation and Sonoco Graham dated May 1, 1989.

                                                                   SCHEDULE IV

                          CERTAIN PLEDGED SECURITIES

(1) Pledged by Holdings of stock certificate No. 1 issued by GPC Capital Corp. II representing 100 shares.

(2) Pledge by the Company of stock certificate No. 1 issued by GPC Capital Corp. I representing 100 shares.

(3) Pledge by the Company of a stock certificate issued by Graham Packaging Canada Limited representing 65% of the issued and outstanding shares of Graham Packaging Canada Limited.

                                                                     EXHIBIT B


                                   [FORM OF]

                               BORROWING REQUEST


Bankers Trust Company
130 Liberty Street
New York, NY 10006

Attention of [     ]

               Telecopy No. (212) [        ]

                                                                        [Date]

Ladies and Gentlemen:

                  The undersigned, GRAHAM PACKAGING COMPANY (the "Borrower"), refers to the Credit Agreement dated as of February 2, 1998 (as it may hereafter be amended, modified, extended or restated from time to time, the "Credit Agreement"), among GRAHAM PACKAGING HOLDINGS COMPANY, the Borrower, GPC CAPITAL CORP. I, a Delaware corporation (the "CoBorrower"), the financial institutions named therein as Lenders or as the Fronting Bank, NATIONSBANK, N.A., as Documentation Agent, and BANKERS TRUST COMPANY, as Administrative Agent, Syndication Agent and Collateral Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives you notice pursuant to Section 2.03 of the Credit Agreement that it requests a Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:

(A)   Type of Borrowing(1)   ___________________________________________________

(B)   Interest rate basis(2) ___________________________________________________

(C)   Date of Borrowing
      (which must be a Business Day)  __________________________________________

(D)   Funds are requested to be
      disbursed to the Borrower at:

      Bank Name: _______________________________________________________________

      Bank Address: ____________________________________________________________

      Account Number: __________________________________________________________

---------

(1) Term Borrowing, Revolving Credit Borrowing or Growth Capital Borrowing (and in the case of a Term Borrowing, specify the Commitments pursuant to which the Loans comprising such Borrowing are to be made).

(2)  Eurodollar Borrowing or ABR Borrowing.

(E)   Principal Amount of Borrowing(3) _________________________________________

(F)   Interest Period and
      the last day thereof(4) __________________________________________________



                                   GRAHAM PACKAGING COMPANY

                                   By: GPC Opco GP LLC,
                                       its managing general partner

                                   By: ________________________________________
                                       Name:
                                       Title:

Copy to:

Bankers Trust Company, as Administrative Agent for the Lenders referred to above, 130 Liberty Street
New York, NY 10006

Attention of [            ]


---------

(3) In Dollars not less than $5,000,000 (and in an integral multiple of $1,000,000) or equal to the remaining available balance of the applicable Commitments or such other amounts as may be permitted the Credit Agreement to refund Swingline Loans.

(4) Which shall be subject to the definition of the term "Interest Period" and end not later than the Revolving Credit Maturity Date, Growth Capital Maturity Date, Tranche A Maturity Date, Tranche B Maturity Date or Tranche C Maturity Date, as applicable.

                                                                   EXHIBIT J-2

                  [Letterhead of Morgan, Lewis & Bockius LLP]


February 2, 1998


Bankers Trust Company, as
  Administrative Agent, Syndication Agent,
  Collateral Agent and Fronting Bank,

Nationsbank, N.A.,
  as Documentation Agent, and

Each of the Lenders listed on Schedule B to the Credit Agreement that are parties to the Credit Agreement on the date hereof

c/o Bankers Trust Company
130 Liberty Street
New York, NY 10006

Re: Credit Agreement dated as of February 2, 1998 (the "Credit Agreement"), among Graham Packaging Holdings Company, Graham Packaging Company, GPC Capital Corp. I and the agents and lending institutions referred to above

Ladies and Gentlemen:

We have acted as special Pennsylvania counsel for Graham Packaging Holdings Company, a Pennsylvania limited partnership ("Holdings"), and certain Subsidiaries of Holdings listed on Schedule I hereto (Holdings and such Subsidiaries being referred to collectively as the "Credit Parties"), in connection with the execution and delivery of the following documents:

          (a)  the Credit Agreement;
          (b)  the Notes delivered to the Lenders on the date hereof;
          (c)  the Parent Guarantee Agreement;
          (d)  the Subsidiary Guarantee Agreement;
          (e)  the Security Agreement;
          (f)  the Intellectual Property Security Agreement; and
          (g)  the Pledge Agreement.

The documents described in clauses (a) through (g) above are collectively referred to as the "Credit Documents."

This opinion is being furnished in accordance with Section 4.02(a) of the Credit Agreement. Capitalized terms not otherwise defined herein shall have the corresponding meanings given them in the Credit Agreement.

We have examined the execution forms of the Credit Documents, along with copies of signature pages thereof received by facsimile, the execution forms of the financing statements to be filed in the Commonwealth of Pennsylvania pursuant to the Security Agreement and the Intellectual Property Security Agreement (collectively, the "Financing Statements"), and such certificates of public officials, partnership documents and other certificates and instruments, and have made such investigations of law, as we have deemed necessary in connection with the opinions hereinafter set forth. In all examinations made by us in connection with this opinion, we have assumed the genuineness of all signatures and the conformity to the executed originals of all documents submitted to us as conformed or photostatic copies. We have also assumed that each of the partnership agreements and certificates of limited partnership of the Pennsylvania Credit Parties (as defined below) have been duly authorized, executed

February 2, 1998
Page 2


and delivered by the parties thereto pursuant to adequate corporate, company or partnership power, that each general partner of a Pennsylvania Credit Party that executed any of the documents referred to herein on behalf of such Pennsylvania Credit Party duly executed and delivered such documents pursuant to adequate corporate or company power and that each natural person who executed any of such documents had sufficient legal capacity to do so.

Based upon the foregoing, and subject to the qualifications herein set forth, we are of the opinion as of the date hereof that:

         1. Holdings (a) is a limited partnership validly existing under the laws of the Commonwealth of Pennsylvania, (b) has the partnership power and authority to transact its business as described in the Offering Memorandum and
(c) has the partnership power and authority to execute and deliver each of the Credit Documents to which it is a party and to borrow, to perform its obligations thereunder and to grant the security interests to be granted by it pursuant to the Security Documents.

         2. Graham Packaging France Partners (a) is a general partnership validly existing under the laws of the Commonwealth of Pennsylvania ("Graham France GP"), (b) has the partnership power and authority to transact its business as described in the Offering Memorandum and (c) has the partnership power and authority to execute and deliver each of the Credit Documents to which it is a party and to perform its obligations thereunder and to grant the security interests granted by it pursuant to the Security Documents.

         3. Each of Graham Packaging Poland, L.P. ("Graham Poland LP") and Graham Recycling Company, L.P. ("Recycling LP") (a) is a limited partnership validly existing under the laws of the Commonwealth of Pennsylvania (Holdings, Graham France GP, Graham Poland LP, and Recycling LP, individually, a Pennsylvania Credit Party and, collectively, the "Pennsylvania Credit Parties"), (b) has the partnership power and authority to transact its business as described in the Offering Memorandum and (c) has the partnership power and authority to execute and deliver each of the Credit Documents to which it is a party and to perform its obligations thereunder and to grant the security interests granted by it pursuant to the Security Documents.

         4. The execution, delivery and performance of each of the Credit Documents has been duly authorized by each of the Pennsylvania Credit Parties as is a party thereto.

         5. The execution, delivery and performance of each of the Credit Documents by each of the Pennsylvania Credit Parties as is a party thereto will not violate (a) its partnership agreement or, in the case of each Pennsylvania Credit Party which is a limited partnership, its certificate of limited partnership or (b) any Pennsylvania statute, law, rule or regulation.

         6. Except for the filing of the Financial Statements, no consent, approval, authorization, order, filing, registration or qualification with any Pennsylvania government agency or body is required for the execution, delivery or performance by any Pennsylvania Credit Party of the Credit Documents to which it is a party.

         7. Insofar as the matter of perfection is governed by Pennsylvania law, upon the Filing of the Financing Statements in the offices listed in
Schedule II hereto, the Collateral Agent will have a perfected security in the Grantors' interest in the Collateral (as defined in the Security Agreement) to the extent that the Collateral consists of "inventory" and "equipment" located in the Commonwealth of Pennsylvania, "accounts" and "general intangibles" (including interests in partnerships) (as such terms are defined in the Uniform Commercial Code as effect in Pennsylvania, the "UCC"). (For purposes of the opinions expressed in Paragraphs 7 and 8 the term "Grantors" refers to the Credit Parties which are party to the Security Agreement or the Intellectual Property Security Agreement, as the case may be.)

February 2, 1998
Page 3


         8. (a) The Intellectual Property Security Agreement is effective to create in favor of the Collateral Agent a valid security interest in the Grantors' interest in that portion of the Collateral (as defined in the Intellectual Property Security Agreement) consisting of (i) issued U.S. patents or U.S. patent applications identified in such Security Agreement ("Patents"), (ii) U.S. federally registered trademarks and service marks and applications therefor identified in such Security Agreement ("Trademarks"), and (iii) U.S. copyright registrations identified in such Security Agreement ("Copyrights") (all such Collateral described in clauses (i) through (iii) is referred to as the "IP Collateral").

         (b) With respect to that part of the IP Collateral which consists of Patents, upon the filing of the Financing Statements in the offices listed in Schedule II hereto and the timely recordation of the Intellectual Property Security Agreement at the United States Patent and Trademark Office, a security interest in the Patents will be perfected, assuming that one of the Grantors is the record title holder in the Patents at the time of such filing and recordation and the Patents have been properly maintained.

         (c) With respect to that part of the IP Collateral which consists of Trademarks, upon the filing of the Financing Statements in the offices listed in Schedule II hereto and the timely recordation of the Intellectual Property Security Agreement at the United States Patent and Trademark Office, a security interest in the Trademarks will be perfected, assuming that one of the Grantors is the record title holder in the Trademarks at the time of such filing and recordation and the Trademarks have been properly maintained.

         (d) With respect to that part of the IP Collateral which consists of Copyrights, upon the filing of the Financing Statements in the offices listed in Schedule II hereto and the timely filing of the Intellectual Property Security Agreement or an appropriate summary document of the Intellectual Property Security Agreement at the United States Copyright Office, a security interest in the Copyrights will be perfected, assuming that one of the Grantors is the record holder in the Copyrights at the time of such filing and recordation.

The foregoing opinions are subject to the following assumptions and qualifications:

         (a) Except with respect to Paragraph 8, the foregoing opinions are limited to the law of the Commonwealth of Pennsylvania, and we do not express any opinion on any other law. The opinions expressed in Paragraph 8 are limited to the laws of the State of New York, the Commonwealth of Pennsylvania, and, to the extent applicable to such matters, federal law.

         (b) In connection with the opinions expressed in Paragraphs 5 and 6, we assume that the businesses in which the Pennsylvania Credit Parties are engaged are limited to the businesses described in the Offering Memorandum.

         (c) In connection with the opinions expressed in Paragraphs 7 and 8, we have assumed that (i) the execution, delivery and performance of the Security Agreement and the Intellectual Property Security Agreement by each of the Credit Parties as is a party thereto (other than the Pennsylvania Credit Parties) have been duly authorized by all necessary corporate or company action, as the case may be, (ii) the Security Agreement is a legal, valid and binding obligation of each of the Credit Parties as is a party thereto and is effective under New York law to create a security interest in the Collateral (as defined in the Security Agreement), (iii) the Intellectual Property Security Agreement is a legal, valid and binding obligation of each of the Credit Parties as is a party thereto, (iv) each Credit Party has its chief executive office at the respective location in the Commonwealth of Pennsylvania set forth in Schedule III hereto, and (v) each of the respective Credit Parties has rights in the Collateral in which it is granting a security interest.

         (d) Our opinions set forth in Paragraphs 5, 7 and 8 are subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and general principles of equity.

February 2, 1998
Page 4


         (e) In connection with the opinion expressed in Paragraph 7, we call to your attention that under Section 8103 of the UCC, an interest in a partnership is not a "security" unless it is dealt in or traded on securities exchanges or in securities markets, its terms expressly provide that it is a security governed by Article 8 of the UCC, or it is an investment company security. We assume that none of such exceptions applies to any Collateral consisting of partnership interests. Although the Code does not expressly so state, we believe that partnership interests that do not constitute securities are properly characterized as "general intangibles." Under Section 9103 of the UCC, the law (including the conflict of laws rules) of the jurisdiction in which the debtor is located governs the perfection and the effect of perfection or non-perfection of a security interest in general intangibles.

         (f) In connection with the opinions expressed in Paragraphs 7 and 8 we also call to your attention that (i) under the UCC the effectiveness of the Financing Statements will lapse five years after filing unless continuation statements are properly filed prior to the end of such five year period, and (ii) the perfection of a security interest in proceeds is limited by Section 9306 of the UCC.

         (g) The opinion expressed in Paragraph 7 is limited to the types of personal property as to which the filing of financing statements in Pennsylvania is the proper method of perfection. We express no opinion with respect to the perfection of any security interest in (i) property which is subject to any certificate of title statute or any federal system for the registration of liens or security interests (except as otherwise set forth in Paragraph 8), (ii) any accounts with respect to which a state or federal governmental unit is the account debtor, (iii) equipment which may constitute "mobile goods," or (iv) any property which may constitute "fixtures."

The opinions expressed herein are for the sole benefit of you and your participants and assigns and may only be relied on by you and them in connection with the transactions described herein.

Very truly yours,

                                                                [Morgan, Lewis
                                                                & Bockius LLP]

                                  SCHEDULE I

                         The Subsidiary Credit Parties


Graham Packaging Poland, L.P., a Pennsylvania limited partnership

Graham Recycling Company, L.P. a Pennsylvania limited partnership

Graham Packaging France Partners, a Pennsylvania general partnership

Graham Packaging Company, a Delaware limited partnership

GPC Capital Corp. II, a Delaware corporation

GPC Opco GP LLC, a Delaware limited liability company

GPC Capital Corp. I, a Delaware corporation

Graham Packaging Latin America LLC, a Delaware limited liability company

GPC Sub GP LLC, a Delaware limited liability company

                                                                [Morgan, Lewis
                                                                & Bockius LLP]

                                  SCHEDULE II

                        Pennsylvania UCC Filing Offices


Secretary of the Commonwealth

Prothonotary of York County

                                                                [Morgan, Lewis
                                                                & Bockius LLP]

                                 SCHEDULE III

                      Location of Chief Executive Offices

   Grantor                          Address                         County
   -------                          -------                         ------

    All                      1110 East Princess Street               York
                             York, PA  17403

                                                                    SCHEDULE B



     PATENT                         PATENT NO.                   ISSUE DATE
     ------                         ----------                   ----------

                                                                  EXHIBIT 21.1


                                 Subsidiaries


                                             Jurisdiction and Type of
Name:  Graham Packaging Company              Formation
-------------------------------              ---------

GPC Capital Corp. I                          Delaware corporation

GPC Sub GP LLC                               Delaware limited liability company

Graham Packaging Canada Limited              Canadian Ltda.

Graham Packaging France Partners             Pennsylvania general partnership

Graham Packaging France Holdings S.A.        French S.A.

Graham Packaging France, S.A.                French S.A.

Graham Packaging Italy, S.r.L                Italian S.r.L.

S.I.P. Srl                                   Italian S.r.L.

LIDO Plast-Graham                            Argentine S.r.L.

Graham Packaging Poland, L.P.                Pennsylvania limited partnership

Masko Graham                                 Polish Ltda.

Graham Recycling Company                     Pennsylvania limited partnership

Graham Packaging Latin America, LLC          Delaware limited liability company

Graham Brasil Participacoes                  Brazilian Ltda.

Graham Packaging do Brasil                   Brazilian S.A.


Note: Certain foreign subsidiaries' statutory shares are not included in the Table above. SCHEDULE 2

                                                                  EXHIBIT 21.2

                                 Subsidiaries


                                             Jurisdiction and Type of
Name:  Graham Packaging Holdings Company     Formation
----------------------------------------     ---------

Graham Packaging Company

GPC Capital Corp. I                          Delaware corporation

GPC Capital Corp. II

GPC Opco GP LLC

GPC Sub GP LLC                               Delaware limited liability company

Graham Packaging Canada Limited              Canadian Ltda.

Graham Packaging France Partners             Pennsylvania general partnership

Graham Packaging France Holdings S.A.        French S.A.

Graham Packaging France, S.A.                French S.A.

Graham Packaging Italy, S.r.L                Italian S.r.L.

S.I.P. Srl                                   Italian S.r.L.

LIDO Plast-Graham                            Argentine S.r.L.

Graham Packaging Poland, L.P.                Pennsylvania limited partnership

Masko Graham                                 Polish Ltda.

Graham Recycling Company                     Pennsylvania limited partnership

Graham Packaging Latin America, LLC          Delaware limited liability company

Graham Brasil Participacoes                  Brazilian Ltda.

Graham Packaging do Brasil                   Brazilian S.A.


Note: Certain foreign subsidiaries' statutory shares are not included in the Table above.